File No. 33-24962

Investment Company No. 811-5186

As filed with the Securities and Exchange Commission on February 18, 2005

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

Registration Statement under the Securities Act of 1933

Post-Effective Amendment No. 50

Registration Statement under the Investment Company Act of 1940

Amendment No. 52

AMERICAN SKANDIA TRUST

(Exact Name of Registrant as Specified in Charter)

One Corporate Drive, Shelton, Connecticut 06484

(Address of Principal Executive Offices) (Zip Code)

(203) 926-1888

(Registrant’s Telephone Number, Including Area Code)

Edward P. Macdonald Esq.

Assistant Secretary

American Skandia Trust

One Corporate Drive, Shelton, Connecticut 06484

(Name and Address of Agent for Service)

Copies to:

Christopher E. Palmer

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate space):

☐            immediately upon filing pursuant to paragraph (b).

☐            on         pursuant to paragraph (b) of rule 485.

☐            60 days after filing pursuant to paragraph (a)(1).

☒            on May 1, 2005 pursuant to paragraph (a)(1).

☐            75 days after filing pursuant to paragraph (a)(2).

☐            on         pursuant to paragraph (a)(2) of rule 485.

☐                                    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Shares of Beneficial Interest of the Various Series of American Skandia Trust

(Title of Securities Being Registered)

PROSPECTUS	MAY 1, 2005

AMERICAN SKANDIA TRUST

One Corporate Drive, Shelton, Connecticut 06484

American Skandia Trust (the “Trust”) is an investment company made up of the following 37 separate portfolios (“Portfolios”):

AST JPMorgan International Equity Portfolio

AST William Blair International Growth Portfolio

AST LSV International Value Portfolio

AST MFS Global Equity Portfolio

AST Small-Cap Growth Portfolio

AST DeAM Small-Cap Growth Portfolio

AST Federated Aggressive Growth Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Small-Cap Value Portfolio

AST DeAM Small-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Neuberger Berman Mid-Cap Growth Portfolio

AST Neuberger Berman Mid-Cap Value Portfolio

AST Alger All-Cap Growth Portfolio

AST Gabelli All-Cap Value Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Alliance Growth Portfolio

AST MFS Growth Portfolio

AST Marsico Capital Growth Portfolio

AST Goldman Sachs Concentrated Growth Portfolio

AST DeAM Large-Cap Value Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST Alliance/Bernstein Growth + Value Portfolio

AST Sanford Bernstein Core Value Portfolio

AST Cohen & Steers Realty Portfolio

AST Sanford Bernstein Managed Index 500 Portfolio

AST American Century Income & Growth Portfolio

AST Alliance Growth and Income Portfolio

AST Global Allocation Portfolio

AST American Century Strategic Balanced Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Global Bond Portfolio

AST Goldman Sachs High Yield Portfolio

AST Lord Abbett Bond-Debenture Portfolio

AST PIMCO Total Return Bond Portfolio

AST PIMCO Limited Maturity Bond Portfolio

AST Money Market Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies.  Shares of the Trust may also be sold directly to certain tax-deferred retirement plans.  Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus.  Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Trust received an order from the Securities and Exchange Commission permitting its Investment Managers, subject to approval by its Board of Trustees, to change sub-advisors of each Portfolio without shareholder approval.  For more information, please see this Prospectus under “Management of the Trust.”

Caption

RISK/RETURN SUMMARY
PAST PERFORMANCE
FEES AND EXPENSES OF THE PORTFOLIOS:
INVESTMENT OBJECTIVES AND POLICIES:
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO:
AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO:
AST LSV INTERNATIONAL EQUITY PORTFOLIO:
AST MFS GLOBAL EQUITY PORTFOLIO:
AST SMALL-CAP GROWTH PORTFOLIO:
AST DeAM SMALL-CAP GROWTH PORTFOLIO:
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO:
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO:
AST SMALL-Cap Value PORTFOLIO:
AST DeAM Small-Cap Value Portfolio:
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO:
ASt Neuberger Berman Mid-Cap Growth portfolio:
AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:
AST ALGER ALL-CAP GROWTH portfolio:
AST GABELLI ALL-CAP VALUE PORTFOLIO:
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO:
AST ALLIANCE GROWTH PORTFOLIO:
AST MFS GROWTH PORTFOLIO:
ASt Marsico Capital Growth portfolio:
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO:
AST DeAM LARGE-CAP VALUE PORTFOLIO:
AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO:
AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO:
AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO:
AST COHEN & STEERS REALTY PORTFOLIO:
AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO:
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO:
ASt alliance GROWTH AND INCOME portfolio:
AST Global Allocation PORTFOLIO:
ASt American century Strategic Balanced portfolio:
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:
ASt Goldman Sachs High Yield Portfolio:
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO:
AST PIMCO TOTAL RETURN BOND PORTFOLIO:
AST PIMCO LIMITED MATURITY BOND PORTFOLIO:
ASt Money Market portfolio:
PORTFOLIO TURNOVER:
NET ASSET VALUE:
PURCHASE AND REDEMPTION OF SHARES:
MANAGEMENT OF THE TRUST:
TAX MATTERS:

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CERTAIN RISK FACTORS AND INVESTMENT METHODS:

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RISK/RETURN SUMMARY

American Skandia Trust (the “Trust”) is comprised of thirty-seven investment portfolios (the “Portfolios”).  The Portfolios are designed to provide a wide range of investment options.  Each Portfolio has its own investment goal and style (and, as a result, its own level of risk).  Some of the Portfolios offer potential for high returns with correspondingly higher risk, while others offer stable returns with relatively less risk.  It is possible to lose money when investing even in the most conservative of the Portfolios.  Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is not possible to provide an exact measure of the risk to which a Portfolio is subject, and a Portfolio’s risk will vary based on the securities that it holds at a given time.  Nonetheless, based on each Portfolio’s investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject.  The following discussion highlights the investment strategies and risks of each Portfolio.  Additional information about each Portfolio’s potential investments and its risks is included in this Prospectus under “Investment Objectives and Policies.”

International and Global Portfolios:

Portfolio:	Investment Goal:	Primary Investments:

JPMorgan International Equity	Capital growth	The Portfolio invests primarily in equity securities of foreign companies.

William Blair International Growth	Long-term capital growth	The Portfolio invests primarily in equity securities of foreign companies.

LSV International Value	Capital growth	The Portfolio invests primarily in equity securities of foreign companies represented in the MSCI EAFE® Index.

MFS Global Equity	Capital growth	The Portfolio invests primarily in equity securities of U.S. and foreign issuers.

Principal Investment Strategies:

The AST JPMorgan International Equity Portfolio (formerly, the AST Strong International Equity Portfolio) will invest, under normal circumstances, at least 80% of the value of its assets in equity securities.  The Portfolio seeks to meet its investment objective by investing its total assets in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world.  The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.  The Sub-advisor intends to focus on companies with an above-average potential for long-term growth and attractive relative valuations.  The Sub-advisor selects companies based on five key factors: growth, valuation, management, risk, and sentiment.  In addition, the Sub-advisor looks for companies with the following characteristics: (1) a distinguishable franchise on a local, regional or global basis; (2) a history of effective management demonstrated by expanding revenues and earnings growth; (3) prudent financial and accounting policies; and (4) an ability to capitalize on a changing business environment.

The Portfolio will normally allocate assets among a variety of countries, regions and industry sectors, investing in at least five countries outside of the United States.  In selecting countries, the Sub-advisor considers such factors as economic growth prospects, monetary and fiscal policies, political stability, currency trends and market liquidity.  The Portfolio may invest up to 40% of its total assets in any one country and up to 25% of its total assets in securities of issuers located and operating primarily in emerging market countries.

The AST William Blair International Growth Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States.  Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks.  The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.  The Portfolio normally invests primarily in securities of issuers from at least five different countries, excluding the United States.  Although the Portfolio intends to invest

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substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio invests primarily in companies selected for their growth potential.  The Sub-advisor generally takes a “bottom up” approach to choosing investments for the Portfolio.  In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business.  Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

The AST LSV International Value Portfolio  (formerly, the AST DeAM International Equity Portfolio) will invest, under normal circumstances, at least 80% of the value of its assets in equity securities.  The Portfolio pursues its investment objective by primarily investing in the equity securities of foreign companies that are represented in the MSCI EAFE Index.  The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Sub-advisor uses proprietary quantitative investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index.  All such indicators are measured relative to the overall universe of non-US, developed market equities.  This investment strategy can be described as a “contrarian value” approach.  The objective of the strategy is to outperform the unhedged US Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The AST MFS Global Equity Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in equity securities.  The Portfolio will invest in the securities of issuers located in the U.S. and foreign countries (including issuers in developing countries).

The Portfolio focuses on companies that the Sub-advisor believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.  The Portfolio generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded.  The Portfolio’s investments may include securities traded in the over-the-counter markets, rather than on securities exchanges.  The Sub-advisor uses a “bottom up,” as opposed to “top down,” investment style in managing the Portfolio.  This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

Principal Risks:

•                  The international and global portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally.  Accordingly, loss of money is a risk of investing in each of these funds.

•                  The level of risk of the international portfolios will generally be higher than the level of risk associated with domestic equity funds.  Foreign investments involve risks such as fluctuations in currency exchange rates, less liquid and more volatile securities markets, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers.  The level of risk of the AST MFS Global Equity Portfolio, as a global fund that invests in both U.S. and foreign securities, may be lower than that of many international funds but higher than that of many domestic equity funds.  While none of the international and global portfolios invest primarily in companies located in developing countries, each may invest in those companies to some degree, and the risks of foreign investment may be accentuated by investment in developing countries.

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Capital Growth Portfolios:

Portfolio:	Investment Goal:	Primary Investments:

Small-Cap Growth	Capital growth	The Portfolio invests primarily in common stocks of small capitalization companies.

DeAM Small-Cap Growth	Maximum capital growth	The Portfolio invests primarily in equity securities of small capitalization companies included in the Russell 2000® Growth Index.

Federated Aggressive Growth	Capital growth	The Portfolio invests primarily in the stocks of small companies that are traded on national securities exchanges, NASDAQ stock exchange and the over-the-counter market.

Goldman Sachs Small-Cap Value	Long-term capital growth	The Portfolio invests primarily in equity securities of small capitalization companies that are believed to be undervalued.

Small-Cap Value	Long-term capital growth	The Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

DeAM Small-Cap Value	Maximum capital growth	The Portfolio invests primarily in equity securities of small capitalization companies included in the Russell 2000® Value Index.

Goldman Sachs Mid-Cap Growth	Long-term capital growth	The Portfolio invests primarily in equity securities of medium-sized companies.

Neuberger Berman Mid-Cap Growth	Capital growth	The Portfolio invests primarily in common stocks of medium capitalization companies.

Neuberger Berman Mid-Cap Value	Capital growth	The Portfolio invests primarily in common stocks of medium capitalization companies.

Alger All-Cap Growth	Long-term capital growth	The Portfolio invests primarily in common and preferred stocks.

Gabelli All-Cap Value	Capital Growth	The Portfolio invests primarily in readily marketable equity securities.

T. Rowe Price Natural Resources	Long-term capital growth	The Portfolio invests primarily in common stocks of companies that own or develop natural resources and other basic commodities.

Alliance Growth	Long-term capital growth	The Portfolio invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies.

MFS Growth	Long-term capital growth and future income	The Portfolio invests primarily in common stocks and related securities.

Marsico Capital Growth	Capital growth	The Portfolio invests primarily in common stocks, with the majority of the Portfolio’s assets in large capitalization stocks.

Goldman Sachs Concentrated Growth	Capital growth	The Portfolio invests primarily in equity securities.

DeAM Large-Cap Value Fund	Maximum capital growth	The Portfolio invests primarily in equity securities of large capitalization companies included in the Russell 1000® Value Index.

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Hotchkis & Wiley Large-Cap Value	Current income and long-term growth of income, as well as capital appreciation	The Portfolio invests at least 80% of its net assets plus borrowings for investment purposes in common stocks of large cap U.S. companies.

Alliance/Bernstein Growth + Value	Capital growth	The Portfolio invests approximately 50% of its assets in growth stocks of large companies and 50% of its assets in value stocks of large companies.

Sanford Bernstein Core Value	Long-term capital growth	The Portfolio invests primarily in common stocks of large capitalization companies that appear to be undervalued.

Principal Investment Strategies:

The AST Small-Cap Growth Portfolio (formerly, the AST State Street Research Small-Cap Growth Portfolio) will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.  For purposes of the Portfolio, small-sized companies are those that have market capitalizations similar to the market capitalizations of the companies in the Russell 2000® Growth Index at the time of the Portfolio’s investment.  The Sub-advisor expects to focus primarily on those securities whose market capitalizations or annual revenues are less than $1 billion at the time of purchase.  The size of the companies in the Russell 2000® Growth Index and those on which the Sub-advisor intends to focus the Portfolio’s investments will change with market conditions.  As of December 31, 2004, the average market capitalization of the companies in the Russell 2000® Growth Index was $522 million and the median market capitalization was $1.03 billion.  The size of the companies in the Russell 2000® Growth Index will change with market conditions.  The Sub-Advisor uses its own fundamental research, computer models and proprietary measures of growth in determining which stocks to select for the Portfolio.  The Sub-Advisor’s investment strategy seeks to identify stocks of companies which have strong business momentum, earnings growth, superior management teams as well as stocks of those companies whose earnings growth potential may not be currently recognized by the market and whose stock may be considered to be underpriced using various financial measurements employed by the Sub-advisor, such as price-to-earnings ratios.

The AST DeAM Small-Cap Growth Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.  The Portfolio pursues its investment objective by primarily investing in the equity securities of small-sized companies included in the Russell 2000® Growth Index.  Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights.  The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Growth Index, but which outperforms the Russell 2000® Growth Index through active stock selection.  The Russell 2000® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects.  As of December 31, 2004, the average market capitalization of the companies in the Russell 2000® Growth Index was $1.03 billion and the median market capitalization was $522 million.  The size of the companies in the Russell 2000® Growth Index will change with market conditions.  The targeted tracking error of this Portfolio is 4% with a standard deviation of +/- 4%.  It is possible that the deviation may be higher.  For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 2000® Growth Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor considers a number of factors in determining whether to invest in a growth stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price momentum.  In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations.  However, the Portfolio may occasionally make investments for short-term capital appreciation. The Sub-advisor generally takes a “bottom up” approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST Federated Aggressive Growth Portfolio pursues its investment objective by investing in the stocks of small companies that are traded on national security exchanges, NASDAQ stock exchange and the over-the-counter market.  Small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index (which had a market capitalization range of $59 million to $3.6 billion as of December 31, 2004) or the Standard & Poor’s Small Cap 600 Index (which had a market capitalization range of $70 million to $4.89 billion as of December 31, 2004.  Such definition will be applied at the time of investment and the Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks.  Up to 25% of the Portfolio’s net assets may be invested in foreign securities, which are typically denominated in foreign currencies.

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The Sub-advisor’s process for selecting investments is bottom-up and growth-oriented.  There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors.  The Sub-advisor assesses individual companies from the perspective of a long-term investor.  The Sub-advisor seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheets.

The AST Goldman Sachs Small-Cap Value Portfolio will seek its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace.  Typically, in choosing stocks, the Sub-advisor looks for companies using the Sub-advisor’s value investment philosophy.  The Sub-advisor seeks to identify:

(1)  Well-positioned businesses that have:

•                  Attractive returns on capital;

•                  Sustainable earnings and cash flow;

•                  Strong company management focused on long-term returns to shareholders;

(2)  Attractive valuation opportunities where:

•                  The intrinsic value of the business is not reflected in the stock price.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.  The 80% investment requirement applies at the time the Portfolio invests its assets.  The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less.  The Portfolio may invest up to 25% of its assets in foreign securities.

The stocks in which the Portfolio generally invests are those which, in the Sub-advisor’s judgment, are selling below their intrinsic value and at prices that do not adequately reflect their long-term business potential.  Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company’s prospects.  Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the company’s underlying potential.  The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process.  These criteria are not rigid, and other stocks may be included in the Portfolio if they are expected to help it attain its objective.

The AST Small-Cap Value Portfolio (formerly, the AST Gabelli Small-Cap Value Portfolio) will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.  The Portfolio generally defines small capitalization companies as companies with a capitalization of $2 billion or less (applies at the time the Portfolio invests its assets).  The assets of the Portfolio are independently managed by three Sub-advisors under a multi-manager structure.  Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio’s assets to each of the Sub-advisors.  The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice.  Such adjustments will be reflected in the annual update to this prospectus.

Although each Sub-advisor will follow the Portfolio’s policy of investing, under normal circumstances, at least 80% of the Portfolio’s assets in small capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio’s objective of long-term capital growth.  The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

JP Morgan is responsible for managing approximately 73% of the Portfolio’s assets.  The Sub-advisor follows a three step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company’s relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

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Lee Munder is responsible for managing approximately 15% of the Portfolio’s assets. The Sub-advisor seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor’s research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company’s peers; (2) Low stock price relative to a company’s underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The Sub-advisor then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

Integrity is responsible for managing approximately 12% of the Portfolio’s assets.  The Sub-advisor focuses on achieving capital appreciation by maintaining a diversified portfolio of small capitalization stocks that are currently undervalued, yet poised to outperform. To identify these stocks, the Sub-advisor follows a disciplined process seeking two key elements: prudent value and improving sentiment. Prudent value implies that a statistically “cheap” stock, trading below its estimate of intrinsic value, will deliver strong total return over time. The process also identifies catalysts that lead to improving investor sentiment. Risk exposure is continuously evaluated throughout the process to ensure consistent long-term performance versus the Russell 2000® Value Index.

The AST DeAM Small-Cap Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.  The Portfolio pursues its objective by primarily investing in the equity securities of small-sized companies included in the Russell 2000® Value Index.  Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights.  The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Value Index, but which outperforms the Russell 2000® Value Index through active stock selection.  The Russell 2000® Value Index is a market capitalization index that measures the performance of small-sized companies trading at discounts to their value.  As December 31, 2004, the average market capitalization of the companies in the Russell 2000® Value Index was $1.07 billion and the median market capitalization was $602 million.  The targeted tracking error of this Portfolio is 4% with a standard deviation of  +/- 4%.  It is possible that the deviation may be higher.  For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 2000® Value Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price momentum.  In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations.  However, the Portfolio may occasionally make investments for short-term capital appreciation. The Sub-advisor generally takes a “bottom up” approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST Goldman Sachs Mid-Cap Growth Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies.  The Fund pursues its objective by investing primarily in equity securities selected for their growth potential.  Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks.  For purposes of the Portfolio, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Standard & Poor’s MidCap 400® Index.  As of December 31, 2004, the average market capitalization of the companies in the Standard & Poor’s MidCap 400® Index was $2.69 billion and the median market capitalization was $2.36 billion.  The Sub-advisor generally takes a “bottom up” approach to choosing investments for the Portfolio.  In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.  The Sub-advisor makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The AST Neuberger Berman Mid-Cap Growth Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies.  For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Index.  As of December 31, 2004, the average market capitalization of the companies in the Russell Midcap® Index was $7.38 billion and the median market capitalization was $3.68 billion.  The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

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The Sub-advisor employs a disciplined investment strategy when selecting growth stocks.  Using fundamental research and quantitative analysis, the Sub-advisor looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers.  In doing so, the Sub-advisor analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

The Sub-advisor follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

The AST Neuberger Berman Mid-Cap Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies.  Companies with equity market capitalizations that fall within the range of the Russell Midcap® Index at the time of investment are considered mid-cap companies for purposes of the Portfolio.  As of December 31, 2004, the average market capitalization of the companies in the Russell MidCap® Index was $7.38 billion and the median market capitalization was $3.68 billion.  Some of the Portfolio’s assets may be invested in the securities of large-cap companies as well as in small-cap companies.  The Portfolio seeks to reduce risk by diversifying among many companies and industries.

Under the Portfolio’s value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth.  Factors that the Sub-advisor may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle.  The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The AST Alger All-Cap Growth Portfolio invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market.  The Portfolio may invest in the equity securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor’s assessment of particular companies and market conditions.

The Portfolio invests primarily in growth stocks.  The Sub-advisor believes that these stocks are those of two types of companies:

•                  High Unit Volume Growth Companies.  These are vital creative companies that offer goods or services to a rapidly expanding marketplace.  They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

•                  Positive Life Cycle Change Companies.  These are companies experiencing a major change that is expected to produce advantageous results.  These changes may be as varied as new management, products or technologies, restructurings or reorganizations, or mergers and acquisitions.

The AST Gabelli All-Cap Value Portfolio will primarily invest in readily marketable equity securities including common stocks, preferred stocks and securities that may be converted at a later time into common stock.  The Portfolio may invest in the securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor’s assessment of particular companies and market conditions.

In making stock selections, the Portfolio strives to earn a 10% real rate of return but there is no guarantee that this target return will be achieved.  The Portfolio focuses on companies that appear underpriced relative to the value that the Portfolio’s Sub-Advisor believes informed investors would be willing to pay for the company.  The Sub-advisor considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics and perceived management skills.  The Sub-advisor also considers changes in economic and political outlooks as well as individual corporate developments.  The Sub-Advisor will sell any Portfolio investments that lose their perceived value relative to other investments.

The AST T. Rowe Price Natural Resources Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in natural resource companies.  The Portfolio also may invest in non-resource companies with the potential for growth.  When selecting stocks, the Sub-advisor looks for companies that have the ability to expand production, maintain

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superior exploration programs and production facilities, and the potential to accumulate new resources.  Natural resource companies in which the Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

Although at least 50% of Portfolio assets will be invested in U.S. securities, up to 50% of total assets also may be invested in foreign securities.  The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

The AST Alliance Growth Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies.  A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States.  For purposes of the Portfolio, a non-U.S. company is a company that (i) is organized outside the United States, (ii) has its principal place of business outside the United States, and (iii) issues securities that are traded principally in foreign countries.  Companies that do not fall within this definition are deemed to be U.S. companies.  Normally, about 40-60 companies will be represented in the Portfolio, with the 25 companies most highly regarded by the Sub-advisor usually constituting a minimum of approximately 70% of the Portfolio’s net assets.

The Sub-advisor relies heavily upon the fundamental analysis and research of its internal research staff, which generally follows a primary research universe of more than 500 companies.  The research analysts seek to identify those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.  An emphasis is placed on identifying companies whose above average prospective earnings growth is not fully reflected in current market valuations.

During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, reducing the number of companies represented in its portfolio.  Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, increasing the number of companies represented in its portfolio.  The Sub-advisor therefore seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The AST MFS Growth Portfolio invests, under normal circumstances, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth.  The Sub-advisor uses a “bottom up,” as opposed to “top down,” investment style in managing the Portfolio.  This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

The Portfolio may invest up to 35% of its net assets in foreign securities.

The AST Marsico Capital Growth Portfolio will pursue its objective by investing primarily in common stocks.  The Sub-advisor expects that the majority of the Portfolio’s assets will be invested in the common stocks of larger, more established companies.

In selecting investments for the Portfolio, the Sub-advisor uses an approach that combines “top down” economic analysis with “bottom up” stock selection.  The “top-down” approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment, and the global competitive landscape.  In addition, the Sub-advisor also examines such factors as the most attractive global investment opportunities, industry consolidation, and the sustainability of economic trends.  As a result of this “top down” analysis, the Sub-advisor identifies sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large.  In determining whether a particular company may be a suitable investment by the Portfolio, the Sub-advisor focuses on a number of different attributes, including the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, and the ability to generate free cash flow , apparent use of conservative accounting standards, and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates.  This is called bottom-up stock selection.

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The AST Goldman Sachs Concentrated Growth Portfolio will pursue its objective by investing primarily in equity securities.  Equities securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks.  Investments will be in companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term.  The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Sub-adviser to be positioned for long-term growth.

The AST DeAM Large-Cap Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in large capitalization companies.  The Portfolio pursues its investment objective by primarily investing in the equity securities of large sized companies included in the Russell 1000® Value Index.  Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights.  The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which outperforms the Russell 1000® Value Index through active stock selection.  The Russell 1000® Value Index is a market capitalization index that measures the performance of large, established companies trading at discounts to their fair value.  As of December 31, 2004, the average market capitalization of the companies in the Russell 1000® Value Index was approximately $89.88 billion and the median market capitalization was approximately $4.52 billion.  The size of the companies in the Russell 1000® Value Index will change with market conditions.  The targeted tracking error of this Portfolio is 4% with normal a deviation of +/- 1%.  It is possible that the deviation may be higher.  For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 1000® Value Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price momentum.  In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations.  However, the Portfolio may occasionally make investments for short-term capital appreciation. The Sub-advisor generally takes a “bottom up” approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST Hotchkis & Wiley Large-Cap Value Portfolio seeks to achieve its objective by investing at least 80% of its net assets plus borrowings for investment purposes in common stocks of large cap U.S. companies.  The Sub-advisor considers large cap companies to be those with market capitalizations like those found in the Russell 1000 Index.  Market capitalization range of the Index changes constantly, but as of December 31, 2004, the range was from $385.2 billion to $495 million.  Market capitalization is measured at the time of initial purchase.  Some of these securities may be acquired in IPOs.  Normally, the Portfolio invests at least 80% of its net assets in stocks that have a high cash dividend or payout yield relative to the market.  Payout yield is defined as dividend yield plus net share repurchases.

The AST Alliance/Bernstein Growth + Value Portfolio will invest primarily in common stocks of large U.S. companies included in the Russell 1000® Index (the “Russell 1000®”).  The Russell 1000® is a market capitalization-weighted index that measures the performance of the 1,000 largest U.S. companies.  As of December 31, 2004, the average market capitalization of the companies in the Russell 1000 Index was approximately $82.8 billion.

Normally, about 65-105 companies will be represented in the Portfolio, with 25-35 companies primarily from the Russell 1000 Growth Index (the “Growth Index”) constituting approximately 50% of the Portfolio’s net assets, and 40-70 companies primarily from the Russell 1000® Value Index (the “Value Index”) constituting the remainder of the Portfolio’s net assets.  Daily purchases and reinvested distributions and redemptions and expense items will be divided between the two portfolio segments for purposes of maintaining the targeted allocation between growth and value stocks (the “Target Allocation”).  Normally, while it is not expected that the allocation of assets between portfolio segments will deviate more than 10% from the Target Allocation, it is possible that this deviation may be higher.  Factors such as market fluctuation, economic conditions, corporate transactions and declaration of dividends may result in deviations from the Target Allocation.  In the event the allocation of assets to the portfolio segments differs by more than 10% from the Target Allocation (e.g., 60% of the Portfolio’s net assets invested in growth stocks and 40% of the Portfolio’s net assets invested in value stocks), the Sub-advisors will rebalance each portfolio segment’s assets in order to maintain the Target Allocation.  As a consequence, assets may be allocated from the portfolio segment that has appreciated more or depreciated less to the other.  Rebalancing may entail transaction costs which over time may be significant.

The AST Sanford Bernstein Core Value Portfolio will pursue its objective by investing primarily in common stocks.  The Sub-advisor expects that the majority of the Portfolio’s assets will be invested in the common stocks of large companies that

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appear to be undervalued.  Among other things, the Portfolio seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound.  The Sub-advisor’s investment approach is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace.

Portfolio investments are selected by the Sub-advisor based upon a model portfolio of 125-175 stocks constructed by the Sub-advisor.  In selecting investments for the model portfolio, the Sub-advisor takes a “bottom-up” approach.  In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.  The Sub-advisor relates present value of each company’s forecasted future cash flow to the current price of its stock.  The Sub-advisor ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued.

Principal Risks:

•                  All of the capital growth portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally.  These declines can be substantial.  Accordingly, loss of money is a risk of investing in each of these Portfolios.

•                  The risk to which the capital growth portfolios are subject depends in part on the size of the companies in which the particular portfolio invests.  Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources.  Market capitalization, which is the total market value of a company’s outstanding stock, is often used to classify companies based on size.  Therefore, the AST Small-Cap Growth Portfolio, the AST DeAM Small-Cap Growth Portfolio, the AST Federated Aggressive Growth Portfolio, the AST Goldman Sachs Small-Cap Value Portfolio, the AST Small-Cap Value Portfolio, and the AST DeAM Small-Cap Value Portfolio can be expected to be subject to the highest degree of risk relative to the other capital growth funds.  The AST Goldman Sachs Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST Neuberger Berman Mid-Cap Value Portfolio can be expected to be subject to somewhat less risk, and the AST Alliance Growth Portfolio, the AST MFS Growth Portfolio, the AST Marsico Capital Growth Portfolio, the AST Goldman Sachs Concentrated Growth Portfolio, the AST DeAM Large-Cap Value Portfolio, the AST Hotchkis & Wiley Large-Cap Value Portfolio, the AST Alliance/Bernstein Growth + Value Portfolio and the AST Sanford Bernstein Core Value Portfolio to somewhat less risk than the mid-cap funds.  The AST Alger All-Cap Growth Portfolio and the AST Gabelli All-Cap Value Portfolio may invest in equity securities of companies without regard to capitalization, and may include large and small companies at the same time. The AST T. Rowe Price Natural Resources Portfolio invests in companies of all sizes in order to take advantage of the opportunities in the natural resources sector, but generally invests mostly in large and medium-sized companies.

•                  The AST Small-Cap Growth Portfolio, the AST DeAM Small-Cap Growth Portfolio, the AST Federated Aggressive Growth Portfolio, the AST Goldman Sachs Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Alger All-Cap Growth Portfolio, the AST Alliance Growth Portfolio, the AST MFS Growth Portfolio, the AST Marsico Capital Growth Portfolio, and the AST Goldman Sachs Concentrated Growth Portfolio take a growth approach to investing, while the AST Goldman Sachs Small-Cap Value Portfolio, the AST DeAM Small-Cap Value Portfolio, the AST Small-Cap Value Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Gabelli All-Cap Value Portfolio, the AST Hotchkis & Wiley Large-Cap Value Portfolio the AST DeAM Large-Cap Value Portfolio, and the AST Sanford Bernstein Core Value Portfolio generally take a value approach.  Value stocks are believed to be selling at prices lower than what they are actually worth, while growth stocks are those of companies that are expected to grow at above-average rates.  A portfolio investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case.  Value stocks are subject to the risks that the market may not recognize the stock’s actual value or that the market actually valued the stock appropriately.  The AST Alliance/Bernstein Growth + Value Portfolio will invest almost equally in both value and growth stocks.

•                  The AST T. Rowe Price Natural Resources Portfolio is subject to an additional risk factor because it is less diversified than most equity funds and could therefore experience sharp price declines when conditions are unfavorable in the sector in which it invests.  The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics.

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•                  The AST T. Rowe Price Natural Resources Portfolio may invest a up to 50% of its total assets in non-U.S. securities.  Investments in non-U.S. securities involve risks such as fluctuations in currency exchange rates, less liquid and more volatile securities markets, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers.

•            The AST Goldman Sachs Concentrated Growth Portfolio is a non-diversified fund in that it may hold larger positions in a smaller number of securities.  As a result, a single security’s increase or decrease in value may have a greater impact on the Portfolio’s share price and total return.

Growth and Income Portfolios:

Portfolio:	Investment Goal:	Primary Investments:

Cohen & Steers Realty	Maximize total return	The Portfolio invests primarily in equity securities of real estate companies.
Sanford Bernstein Managed Index 500	To outperform the S&P 500® Stock Index	The Portfolio invests primarily in common stocks included in the S&P 500®.
American Century Income & Growth	Capital growth and, secondarily, current income	The Portfolio invests primarily in stocks of large U.S. companies selected through quantitative investment techniques.
Alliance Growth and Income	Long term capital growth and income	The Portfolio invests primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects.
Global Allocation	A high level of total return	The Portfolio invests primarily in a diversified portfolio of mutual funds.
American Century Strategic Balanced	Capital growth and current income	The Portfolio normally invests approximately 60% of its assets in equity securities and the remainder in bonds and other fixed income securities.
T. Rowe Price Asset Allocation	A high level of total return	The Portfolio normally invests 50-70% of its total assets in equity securities and 30-50% in fixed income securities.

Principal Investment Strategies:

The AST Cohen & Steers Realty Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities of real estate related issuers.  Under normal circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate companies.  Such equity securities will consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Sub-advisor’s view, a significant element of the securities’ value, and preferred stocks.

For purposes of the Portfolio’s investment policies, a “real estate company” is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate or that has at least 50% of its assets in real estate.  The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.  Real estate companies may include real estate investment trusts (“REITs”).  REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

The AST Sanford Bernstein Managed Index 500 Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities included in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500®“).  The Portfolio is actively managed and seeks to outperform the S&P 500® through the Sub-advisor’s stock selection resulting in different weightings of common stocks relative to the index. The S&P 500® is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the “NYSE”).

In seeking to outperform the S&P 500®, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index.  It then uses a set of quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500®.  Based on these criteria, the Sub-advisor determines whether the Portfolio

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should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500® that the stock represents.  In addition, the Sub-advisor may determine based on the quantitative criteria that (1) certain S&P 500® stocks should not be held by the Portfolio in any amount, and (2) certain equity securities that are not included in the S&P 500® should be held by the Portfolio.  The Portfolio may invest up to 15% of its total assets in equity securities not included in the S&P 500®.

While the Portfolio attempts to outperform the S&P 500®, it is not expected that any outperformance will be substantial.  The Portfolio also may underperform the S&P 500® over short or extended periods.

The AST American Century Income & Growth Portfolio’s investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology.  In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of the stock), from most attractive to least attractive.  This is determined by using a computer model that combines measures  of at stock’s value as well as measures of its growth potential.  To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others.  To measure growth, the Sub-advisor uses the rate of growth in a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the Sub-advisor uses a technique called portfolio optimization.  In portfolio optimization, the Sub-advisor uses a compute to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return.  The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk.

The AST Alliance Growth and Income Portfolio normally will invest in common stocks (and securities convertible into common stocks).

The Sub-advisor will take a value-oriented approach, in that it will try to keep the Portfolio’s assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects.  In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

In seeking to achieve its objective, the Portfolio invests primarily in the equity securities of U.S. companies that the Sub-advisor believes are undervalued.  The Sub-advisor believes that, over time, stock prices (of companies in which the Portfolio invests) will come to reflect the companies’ intrinsic economic values.  The Sub-advisor uses a disciplined investment process to evaluate the companies in its extensive research universe.  Through this process, the Sub-advisor seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The Sub-advisor’s analysts prepare their own earnings estimates and financial models for each company followed.  The Sub-advisor employs these models to identify equity securities whose current market prices do not reflect what it considers to be their intrinsic economic value.  In determining a company’s intrinsic economic value, the Sub-advisor takes into account any factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value.  The Sub-advisor then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their stock prices and their intrinsic economic values, with companies with the greatest disparities receiving the highest ranking (i.e., being considered the most undervalued).

The AST Global Allocation Portfolio (formerly, AST DeAM Global Allocation Portfolio) seeks to achieve its investment objective by investing in several AST Portfolios (the “Underlying Portfolios”), government securities and cash.  The Trust may, in the future, seek exemptive relief from the provisions of the Investment Company Act of 1940 at which time the Portfolio may invest in other securities including derivatives.  The Portfolio allocates its assets by investing in shares of a diversified group of Underlying Portfolios.  The Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments.  The Portfolio is expected to be invested in at least six Underlying Portfolios at any time.  The investment objectives of such Underlying Portfolios will be diversified.

The precise mix of Underlying Portfolios, government securities and cash investments will depend on the Sub-advisor’s outlook for the markets.  Shifts among Underlying Portfolios focused on different asset classes will normally be done gradually and the Sub-advisor will not attempt to precisely “time” the market.  The Portfolio’s investments in Underlying Portfolios that may invest significant portions of their assets in foreign equity and debt securities are intended to provide additional diversification.  The Sub-advisor will normally have at least three different countries represented in the foreign equity category.

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The Portfolio can change the allocations of its assets among Underlying Portfolios, government securities and cash at any time, if the Sub-advisor believes that doing so would better enable the Portfolio to pursue its investment objective.  From time to time, the Portfolio adjusts its investments within set limits based on the Sub-advisor’s outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Portfolio.  The intention is to re-balance the specific allocations periodically.  Additionally the Portfolio may deviate from set limits when, in the Sub-advisor’s opinion, it is necessary to do so to pursue the Portfolio’s investment objective or for temporary defensive purposes.  Shares of the Underlying Portfolios, may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The AST American Century Strategic Balanced Portfolio normally maintains approximately 60% of its assets in equity securities and the remainder in bonds and other fixed income securities.  For the equity portion of the Portfolio, the Sub-advisor utilizes quantitative management techniques in a two-step process that draws heavily on computer technology.  In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock) from most attractive to least attractive.  These rankings are determined by using a computer model that combines measures of a stock’s value as well as measures of its growth potential.  To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others.  To measure growth, the Sub-advisor uses the rate of growth in a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the Sub-advisor uses a technique called portfolio optimization.  In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return.  The goal is to create an equity portfolio that provides better returns than the S&P 500® Index without taking on significant additional risk.

The fixed-income portion of the Portfolio is invested primarily in a diversified portfolio of high-grade government, corporate, asset-backed and similar securities payable in U.S. currency.  At least 80% of the fixed-income assets will be invested in securities that, at the time of purchase, are rated within the three highest categories by a nationally recognized statistical rating organization.  Up to 20% of the fixed-income portion may be invested in securities rated in the fourth category, and up to 15% may be invested in securities rated in the fifth category.  Under normal market conditions, the weighted average maturity for the fixed income portion of the Portfolio will be in the 3- to 10-year range.

The AST T. Rowe Price Asset Allocation Portfolio normally invests approximately 60% of its total assets in equity securities and 40% in fixed income securities.  This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.

The Sub-advisor concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects.  The Portfolio’s exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio.  Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities.  When selecting particular stocks to purchase, the Sub-advisor will examine relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks.  Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries.

The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or “junk” bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%).  Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets.  A significant portion of the Portfolio’s fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities.  While the weighted average maturities of each component of the fixed income portion (i.e., investment grade, high yield, etc.) of the Portfolio will differ, the weighted average maturity of the fixed income portion as a whole (except for the cash reserves component) is expected to be in the range of 7 to 12 years.  Maturities will reflect the sub-advisor’s outlook for interest rates.

The precise mix of equity and fixed income investments will depend on the Sub-advisor’s outlook for the markets. The Portfolio’s investments in foreign equity and debt securities are intended to provide additional diversification, and the Sub-advisor will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

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The Portfolio may also invest in other securities, including futures and options, in keeping with its objective.  Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks:

•                  Both equity securities (e.g., stocks) and fixed income securities (e.g., bonds) can decline in value, and the primary risk of each of the growth and income portfolios is that the value of the securities they hold will decline.  The degree of risk to which the growth and income portfolios are subject is likely to be somewhat less than a portfolio investing exclusively for capital growth.  Nonetheless, the share prices of the growth and income portfolios can decline substantially.  Accordingly, loss of money is a risk of investing in each of these funds.

•                  The AST Cohen & Steers Realty Portfolio, the AST Sanford Bernstein Managed Index 500 Portfolio, the AST American Century Income & Growth Portfolio, and the AST Alliance Growth and Income Portfolio invest primarily in equity securities.  The AST American Century Strategic Balanced Portfolio and the AST T. Rowe Price Asset Allocation Portfolio generally invest in both equity and fixed income securities.  The values of equity securities tend to fluctuate more widely than the values of fixed income securities.  Therefore, those growth and income portfolios that invest primarily in equity securities will likely be subject to somewhat higher risk than those portfolios that invest in both equity and fixed income securities.

•                  Each of the Portfolios that makes significant investments in fixed income securities may invest to some degree in lower-quality fixed income securities, which are subject to greater risk that the issuer may fail to make interest and principal payments on the securities when due.  Each of these Portfolios generally invests in intermediate- to long-term fixed income securities.  Fixed income securities with longer maturities are generally subject to greater risk than fixed income securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.  To the extent the Portfolio’s fixed income component is invested in mortgage-backed securities, there may be increased volatility due to interest-rate fluctuations.

•                  The AST Cohen & Steers Realty Portfolio is subject to an additional risk factor because it is less diversified than most equity funds and could therefore experience sharp price declines when conditions are unfavorable in the real estate sector.  Real estate securities may be subject to risks similar to those associated with direct ownership of real estate.  These include risks related to economic conditions, heavy cash flow dependency, overbuilding, extended vacancies of properties, changes in neighborhood values, and zoning, environmental and housing regulations.

•                  Because the AST Sanford Bernstein Managed Index 500 Portfolio invests primarily in equity securities included in the S&P 500®, and some of these securities do not produce income, the Portfolio may be subject to a greater level of risk than a fund that invests primarily in income-producing securities.

•                  The AST Global Allocation Portfolio invests in mutual funds, which carry their own risks similar to those of equity and fixed income securities described above.

Fixed Income Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
T. Rowe Price Global Bond	High current income and capital growth	The Portfolio invests in high-quality foreign and U.S. dollar-denominated bonds.
Goldman Sachs High Yield	High current income and may consider potential for capital appreciation	The Portfolio invests primarily in high yield fixed income securities that, at the time of purchase, are non-investment grade securities.
Lord Abbett Bond- Debenture	High current income and the opportunity for capital appreciation to produce a high total return.	The Portfolio invests primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks.
PIMCO Total Return	Maximize total return,	The Portfolio invests primarily in higher-quality fixed income

17

Bond	consistent with preservation of capital	securities of varying maturities, so that the Portfolio’s expected average duration will be from three to six years.
PIMCO Limited Maturity Bond	Maximize total return, consistent with preservation of capital	The Portfolio invests primarily in higher-quality fixed income securities of varying maturities, so that the Portfolio’s expected average duration will be from one to three years.
Money Market	Maximize current income and maintain high levels of liquidity	The Portfolio invests in high-quality, short-term, U.S. dollar-denominated instruments.

Principal Investment Strategies:

The AST T. Rowe Price Global Bond Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities.  The Portfolio will invest in all types of bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds, mortgage and asset-backed securities and high-yield bonds of U.S. and foreign issuers.  The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure.  The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality.  The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging.

Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities.  The Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies (“cross-hedging”).  The Sub-advisor also attempts to reduce currency risks through diversification among foreign securities and active management of maturities and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds (“junk bonds”) and emerging market bonds.  Some emerging market bonds, such as Brady Bonds, may be denominated in U.S. dollars.  In addition, the Portfolio may invest up to 30% of its assets in mortgage-related (including mortgage dollar rolls and derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

The AST Goldman Sachs High Yield Portfolio (formerly, the AST Federated High Yield Portfolio) will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (‘‘Net Assets’’) in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities.  Non-investment grade securities are securities rated BB, Ba or below by a Moody’s Investors Services, Inc. or Standard & Poor’s Corporation, or, if unrated, determined by the Sub-Adviser to be of comparable quality.  The Fund may invest in all types of fixed income securities, including, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal Securities and preferred stock.

To pursue its objective, the AST Lord Abbett Bond-Debenture Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities.  To pursue its objective, the Portfolio normally invests primarily in high yield and investment grade debt securities, securities convertible into common stock, and preferred stocks.  At least 20% of the Portfolio’s assets must be invested in any combination of investment grade securities, U.S. Government securities and cash equivalents.

The Sub-advisor believes that a high total return (current income and capital growth) may be derived from an actively managed, diversified portfolio of investments.  Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, the Sub-advisor attempts to reduce the Portfolio’s risks.  The Sub-advisor seeks unusual values, using fundamental, “bottom-up” research (i.e., research on individual companies rather than the economy as a whole) to identify undervalued securities.  The Portfolio may find good value in high yield securities, sometimes called “lower-rated bonds” or “junk bonds,” and frequently may have more than half of its assets invested in those securities.  The Portfolio may also make significant investments in mortgage-backed securities.  Although the Portfolio expects to maintain a weighted average maturity in the range of seven to nine years, there are no maturity restrictions on the overall portfolio or on individual securities.

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The AST PIMCO Total Return Bond Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities, including:

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

(3) mortgage and other asset-backed securities;

(4) inflation-indexed bonds issued by both governments and corporations;

(5) structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

(6) delayed funding loans and revolving credit securities;

(7) bank certificates of deposit, fixed time deposits and bankers’ acceptances;

(8) repurchase agreements and reverse repurchase agreements;

(9) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

(10) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;

(11) derivative instruments, including swap agreements; and

(12) obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued.  In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques.  The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities.  The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor’s forecast for interest rates.  The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (“junk bonds”) (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The AST PIMCO Limited Maturity Bond Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities, including::

(1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

(2) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

(3) mortgage and other asset-backed securities;

(4) inflation-indexed bonds issued by both governments and corporations;

(5) structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

(6) delayed funding loans and revolving credit securities;

(7) bank certificates of deposit, fixed time deposits and bankers’ acceptances;

(8) repurchase agreements and reverse repurchase agreements;

(9) debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

(10) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and

(11) obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued.  In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques.  The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities.  The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor’s forecast for interest rates.  The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed

19

income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (“junk bonds”) (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The AST Money Market Portfolio will invest in high-quality, short-term, U.S. dollar denominated corporate, bank and government obligations.  Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in securities that have effective maturities of not more than 397 days.  In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Trust, present minimal credit risks.  The Portfolio will not purchase any security (other than a United States Government security) unless:

(1) if rated by only one nationally recognized statistical rating organization (such as Moody’s and Standard & Poor’s), such organization has rated it with the highest rating assigned to short-term debt securities;

(2) if rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

(3) it is not rated, but is determined to be of comparable quality in accordance with the guidelines noted above.

Principal Risks:

•                  The risk of a fund or portfolio investing primarily in fixed income securities is determined largely by the quality and maturity characteristics of its portfolio securities.  Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal payments on the securities when due.  Fixed income securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.  Accordingly, loss of money is a risk of investing in each of these funds.

•                  While the AST T. Rowe Price Global Bond Portfolio invests primarily in high-quality fixed income securities, its substantial investments in foreign fixed income securities and relatively long average maturity will tend to increase its level of risk. Like foreign equity investments, foreign fixed income investments involve risks such as fluctuations in currency exchange rates, unstable political and economic structures, lack of liquidity, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers.  The AST T. Rowe Price Global Bond Portfolio can invest to some degree in securities of issuers in developing countries and in lower-quality fixed income securities, and the risks of the Portfolio may be accentuated by these holdings.  The mortgage-related and asset-backed securities could subject the Portfolio to increased volatility in the event of interest rate changes, which could cause prepayments to increase, and the value of the securities to decrease.

•                  As a fund that invests primarily in lower-quality fixed income securities, the AST Goldman Sachs High Yield Portfolio will be subject to a level of risk that is high relative to other fixed income funds, and which may be comparable to or higher than some equity funds.  Non-investment grade fixed-income securities (commonly known as ‘‘junk bonds’’) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.  The level of risk of the AST Lord Abbett Bond-Debenture Portfolio may be higher than many other fixed income funds because it will often have significant investments in lower-quality fixed income securities.  Like equity securities, lower-quality fixed income securities tend to reflect short-term market developments to a greater extent than higher-quality fixed income securities.  An economic downturn may adversely affect the value of lower-quality securities, and the trading market for such securities is generally less liquid than the market for higher-quality securities.

•                  The average duration or maturity of the AST Lord Abbett Bond-Debenture Portfolio generally will be longer than that of the AST PIMCO Total Return Bond Portfolio, which in turn will be longer than that of the AST PIMCO Limited Maturity Bond Portfolio, and funds having longer average maturities or durations can be expected to be subject to a greater level of risk than shorter-term funds.  As funds that invest primarily in high-quality fixed income securities, the level of risk to which the AST PIMCO Total Return Bond Portfolio and AST PIMCO Limited Maturity Bond Portfolio are subject can be expected to be less than most equity funds.  Nonetheless, the fixed income securities held by these Portfolios can decline in value because of changes in their quality, in market interest rates, or for other reasons.  While the complex fixed income securities invested in and investment practices engaged in by the AST PIMCO Total Return Bond Portfolio and AST PIMCO Limited Maturity Portfolio are designed to increase their return or hedge their investments, these securities and practices may increase the risk to which the Portfolios are subject.

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•                  The AST Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, but it is still possible to lose money by investing in the Portfolio.  For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio’s net asset value to fall below $1.00.  An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors.  In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive.  A negative yield may also cause the Portfolio’s net asset value per share to fall below $1.00.  The Investment Managers may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however they are under no obligation to do so and may cease doing so at any time without prior notice.

21

PAST PERFORMANCE

The bar charts show the performance of each Portfolio for each full calendar year the Portfolio has been in operation.  The tables below each bar chart show each such Portfolio’s best and worst quarters during the periods included in the bar chart, as well as average annual total returns for each Portfolio since inception.  This information may help provide an indication of each Portfolio’s risks by showing changes in performance from year to year and by comparing the Portfolio’s performance with that of a broad-based securities index.  The performance figures do not reflect any charges associated with the variable insurance contracts through which Portfolio shares are purchased; and would be lower if they did.  All figures assume reinvestment of dividends.  Past performance does not necessarily indicate how a Portfolio will perform in the future.

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04

Portfolio

Index: Morgan Stanley Capital International (MSCI) EAFE Index

1 year	%	%
5 years	%	%
10 years	%	%

* Between December 10, 2001 and February 23, 2004, the Portfolio was known as the AST Strong International Growth Portfolio and Strong Capital Management, Inc. served as its Sub-advisor.  Between May 4, 1999 and December 10, 2001, the Portfolio was known as the AST AIM International Equity Portfolio, and A I M Capital Management, Inc. served as its Sub-advisor.  Between October 15, 1996 and May 4, 1999, the Portfolio was known as the AST Putnam International Equity Portfolio, and Putnam Investment Management, Inc. served as its Sub-advisor.  Prior to October 15, 1996, Seligman Henderson Co. served as its Sub-advisor.

22

Best Quarter	Worst Quarter
Up %, quarter 1999	Down %, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year		%		%
5 years		%		%
Since inception (1/2/97)%				%

* Prior to November 11, 2002, the AST William Blair International Growth Portfolio was known as the AST Janus Overseas Growth Portfolio, and Janus Capital Management LLC served as Sub-advisor to the Portfolio.

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04

Portfolio

		Index: Morgan Stanley Capital International (MSCI) EAFE Index		Index: Morgan Stanley Capital International (MSCI) World Index

1 year	%		%		%
Since Inception (10/18/99)%			%		%

23

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year		%		%
5 years		%		%
Since inception (5/2/95)%				%

*Between October 15, 1996 and April 30, 2002, the AST DeAM International Equity Portfolio was known as the AST Founders Passport Portfolio and Founders Asset Management, Inc. served as Sub-advisor to the Portfolio.  Prior to October 15, 1996, the Portfolio was known as the Seligman Henderson International Small-Cap Portfolio, and Seligman Henderson Co. served as Sub-advisor to the Portfolio.

Part of the historical performance of the Portfolio is due to purchases of securities sold in Initial Public Offerings (“IPOs”).  The effect of IPOs on the Portfolio’s performance depends on a variety of factors including the number of IPOs that the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio.  There is no guarantee that the Portfolio’s investments in IPOs, if any, will continue to have a similar impact on the Portfolio’s performance.

24

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04

Portfolio

		Index: Standard & Poors 500 Index		Index: Russell 2000 Growth Index

1 year	%		%		%
5 years	%		%		%
10 years	%		%		%

*Between February 1, 2005 and April 30, 2005, the Portfolio’s Sub-advisor was BlackRock Advisors, Inc.  Between May 1, 2004 and January 31, 2005, the Portfolio was known as the AST State Street Research Small-Cap Growth Portfolio and State Street Research and Management Company served as its Sub-Advisor.  Between September 14, 2001 and April 30, 2004, the Portfolio was known as the AST PBHG Small-Cap Growth Portfolio and Pilgrim Baxter & Associates, Ltd served as its Sub-advisor.  Between January 1, 1999 and September 14, 2001, the Portfolio was known as the AST Janus Small-Cap Growth Portfolio, and Janus Capital Management LLC served as its Sub-advisor.  Prior to January 1, 1999, the Portfolio was known as the Founders Capital Appreciation Portfolio, and Founders Asset Management LLC served as its Sub-advisor.

25

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Russell 2000 Index		Index: Russell 2000 Growth Index

1 year		%		%		%
Since Inception (1/4/99)%				%		%

*Prior to December 10, 2001, the Portfolio was known as the AST Scudder Small-Cap Growth Portfolio and Zurich Scudder Investments, Inc. served as its Sub-advisor.

Best Quarter

Worst Quarter

Up %, quarter	Down %, 3rd uarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Russell 2000 Index		Index: Russell 2000 Growth Index

1 year		%		%		%
Since Inception (10/23/00)%				%		%

26

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Russell 2000 Index		Index: Russell 2000 Value Index

1 year		%		%		%
5 years		%		%		%
Since Inception (1/2/98)%				%		%

*Prior to May 1, 2001, the Portfolio was known as the AST Lord Abbett Small Cap Value Portfolio and Lord, Abbett & Co. served as its Sub-advisor.

27

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Russell 2000 Index		Index: Russell 2000 Value Index

1 year		%		%		%
5 years		%		%		%
Since Inception (1/2/97)%				%		%

*Between October 23, 2000 and November 18, 2004, the Portfolio was known as the AST Gabelli Small-Cap Value Portfolio and GAMCO Advisors, Inc. served as its Sub-advisor. Prior to October 23, 2000, the Portfolio was known as the AST T. Rowe Price Small Company Value Portfolio, and T. Rowe Price Associates, Inc. served as its Sub-advisor.

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Russell 2000 Index		Index: Russell 2000 Value Index

1 year		%		%		%
Since Inception (5/1/02)%				%		%

28

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Standard & Poors MidCap 400 Index		Index: Russell Mid-Cap Growth Index

1 year		%		%		%
Since Inception (5/1/00)%				%		%

*Prior to November 11, 2002, the Portfolio was known as the AST Janus Mid-Cap Growth Portfolio, and Janus Capital Management, LLC served as its Sub-advisor.

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Standard & Poors MidCap 400 Index		Index: Russell Mid- Cap Growth Index

1 year		%		%		%
5 years		%		%		%
10 years		%		%		%

*Prior to May 1, 1998, the Portfolio was known as the Berger Capital Growth Portfolio, and Berger Associates, Inc. served as its Sub-advisor.

29

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns for periods ended 12/31/04

Portfolio

		Index: Standard & Poors MidCap 400 Index		Index: Russell Mid-Cap Value Index

1 year	%		%		%
5 years	%		%		%
10 years	%		%		%

*Prior to May 1, 1998, the Portfolio was known as the Federated Utility Income Portfolio, and Federated Investment Counseling served as its Sub-advisor.

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04

Portfolio

		Index: Standard & Poors 500 Index		Index: Russell 3000 Growth Index

1 year	%		%		%
Since Inception (1/3/00)%			%		%

*Due to the events of September 11, 2001, Massachusetts Financial Services Company (“MFS”) acted as interim co-sub-advisor in conjunction with Fred Alger Management, Inc. (“Alger”) for the AST Alger All-Cap Growth Portfolio (the “Alger Fund”) from September 17, 2001 through December 9, 2001.  Effective December 10, 2001, Alger resumed the role as the sole sub-advisor for the Alger Fund.

30

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/03

Portfolio

		Index: Standard & Poors 500 Index		Index: Russell 3000 Value Index

1 year	%		%		%
Since Inception (10/23/00)%			%		%

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ending 12/31/04

Portfolio

Index: Standard & Poors 500 Index
1 year	%		%
5 years	%		%
Since inception (5/2/95)%			%

31

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04

Portfolio

		Index: Standard & Poors 500 Index		Index: Russell 1000 Growth Index

1 year	%		%		%
5 years	%		%		%
Since Inception (5/2/96)%			%		%

*Between December 31, 1998 and April 30, 2000, the Portfolio was known as the AST Oppenheimer Large-Cap Growth Portfolio, and OppenheimerFunds, Inc. served as its Sub-advisor.  Prior to December 31, 1998, the Portfolio was known as the Robertson Stephens Value + Growth Portfolio, and Robertson Stephens & Company Investment Management, L.P. served as its Sub-advisor.

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04

Portfolio

		Index: Standard & Poors 500 Index		Index: Russell 1000 Growth Index

1 year	%		%		%
5 year	%		%		%

32

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns for periods ended 12/31/03

Portfolio

		Index: Standard & Poors 500 Index		Index: Russell 1000 Growth Index

1 year	%		%		%
5 years	%		%		%
Since Inception (12/22/97)%			%		%

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04

Portfolio

		Index: Standard & Poors 500 Index		Index: Russell 1000 Growth Index

1 year	%		%		%
5 years	%		%		%
10 years	%		%		%

* Prior to November 11, 2002, the Portfolio was known as the AST JanCap Growth Portfolio, and Janus Capital Management LLC served as its Sub-advisor.

33

Best Quarter	Worst Quarter
Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Standard & Poors 500 Index		Index: Russell 1000 Value Index
1 year		%		%		%
Since Inception (10/23/00)%				%		%

* Prior to May 1, 2002, the Portfolio was known as the AST Janus Strategic Value Portfolio, and Janus Capital Management LLC served as its Sub-advisor.

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Standard & Poors 500 Index		Index: Russell 1000 Value Index
1 year		%		%		%
5 years		%		%		%
Since Inception (1/4/94)%				%		%

*Prior to May 1, 2004, the Portfolio was known as the AST INVESCO Capital Income Portfolio, and INVESCO Funds Group, Inc. served as its Sub-advisor.

34

Best Quarter

Worst Quarter

Up %, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Standard & Poors 500 Index		Index: Russell 1000 Index
1 year		%		%		%
Since Inception (5/1/01)%				%		%

Best Quarter

Worst Quarter

%, quarter	%, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Standard & Poors 500 Index		Index: Russell 1000 Value Index
1 year		%		%		%
Since Inception (5/1/01)%				%		%

35

Best Quarter

Worst Quarter

%, quarter	%, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: NAREIT Equity REIT Index		Index: Wishire REIT Index
1 year		%		%		%
5 years		%		%		%
Since Inception (1/2/98)%				%		%

Best Quarter

Worst Quarter

%, quarter	%, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Standard & Poors 500 Index
1 year		%		%
5 years		%		%
Since Inception (1/2/98)%				%

*Prior to May 1, 2000, the Portfolio was known as the AST Bankers Trust Managed Index 500 Portfolio, and Bankers Trust Company served as its Sub-advisor.

36

Best Quarter	Worst Quarter
%, quarter	%, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Standard & Poors 500 Index		Index: Russell 1000 Index
1 year		%		%		%
5 years		%		%		%
Since Inception (1/2/97)%				%		%

*Prior to May 4, 1999, the Portfolio was known as the AST Putnam Value Growth and Income Portfolio, and Putnam Investment Management, Inc. served as its Sub-advisor.

Best Quarter	Worst Quarter
%, quarter	Down , quarter %

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Standard & Poors 500 Index		Index: Russell 1000 Value Index
1 year		%		%		%
5 years		%		%		%
10 years		%		%		%

*Prior to May 1, 2000, the Portfolio was known as the AST Lord Abbett Growth and Income Portfolio, and Lord, Abbett & Co. LLC served as its Sub-advisor.

37

Best Quarter	Worst Quarter
%, quarter	%, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Blended Index (60% Standard & Poors 500, 40% Lehman Brothers Government/Credit Index)
1 year		%		%
5 years		%		%
10 years		%		%

*Between April 29, 2005 and May 2, 2002, the Portfolio was known as the AST DeAM Global Allocation Portfolio and Deutsche Asset Management, Inc. served as its Sub-Advisor.  Between May 4, 1999 to May 1, 2002, the Portfolio was known as the AST AIM Balanced Portfolio and A I M Capital Management, Inc. served as its Sub-Advisor.  From October 15, 1996 to May 4, 1999, the Portfolio was known as the AST Putnam Balanced Portfolio, and Putnam Investment Management, Inc. served as its Sub-advisor.  Prior to October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor to the Portfolio.

Best Quarter	Worst Quarter
%, quarter	%, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Blended Index (60% Standard & Poors 500, 40% Lehman Aggregate Bond Index)*
1 year		%		%
5 years		%		%
Since Inception (1/2/97)%				%

38

Best Quarter	Worst Quarter
%, quarter	%, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Blended Index (60% Standard & Poors 500, 40% Lehman Brothers Government/ Credit Index)
1 year		%		%
5 years		%		%
10 Years		%		%

Best Quarter	Worst Quarter
, quarter	%, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Lehman Brothers Global Aggregate Index
1 year		%		%
5 years		%		%
10 years		%		%

*Prior to May 1, 1996, the Portfolio was known as the AST Scudder International Bond Portfolio, and Scudder, Stevens & Clark, Inc. served as its Sub-advisor.

39

Best Quarter

Worst Quarter

%, quarter	%, quarter

Average annual total returns For periods ended 12/31/04

Portfolio

	Index: Merrill Lynch High Yield Index		Index: Lehman Brothers U.S. Corporate High Yield Bond Index

1 year

%

		%		%
5 years

%

		%		%
10 years

%

		%		%

*Prior to May 1, 2004, the Portfolio was known as the AST Federated High Yield Portfolio and Federated Investment Management Company served as its Sub-advisor.

Best Quarter

Worst Quarter

%, quarter	%, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Standard & Poors 500 Index		Index: Merrill Lynch High Yield Index

1 year		%		%		%
Since Inception (10/23/00)%				%		%

40

Best Quarter

Worst Quarter

%, quarter	%, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Lehman Brothers Aggregate Index
1 year		%		%
5 years		%		%
Since inception (1/4/94)%				%

Best Quarter

Worst Quarter

%, quarter	Down %, quarter

Average annual total returns For periods ended 12/31/04	Portfolio		Index: Merrill Lynch 1-3 Year Index
1 year		%		%
5 years		%		%
Since inception (5/2/95)%				%

41

Best Quarter

Worst Quarter

%, quarter	%, quarter

7-day yield (as of 12/31/04)%

*Prior to September 22, 2001 J.P. Morgan Investment Management, Inc. served as Sub-advisor to the Portfolio.

42

FEES AND EXPENSES OF THE PORTFOLIOS:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.  Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2004.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	NONE	*
Maximum Deferred Sales Charge (Load)	NONE	*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	*
Redemption Fees	NONE	*
Exchange Fee	NONE	*

*  Because shares of the Portfolios may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products.  This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

Portfolio:	Management Fees		Distribution and Service (12b-1) Fees(1)	Other Expenses (2)	Total Annual Portfolio Operating Expenses
AST JPMorgan International Equity	0.88		None
AST William Blair International Growth(3)	1.00		None
AST LSV International Equity (3)	1.00		None
AST MFS Global Equity	1.00		None
AST Small-Cap Growth	0.90		None
AST DeAM Small-Cap Growth(3)	0.95		None
AST Federated Aggressive Growth	0.95		None
AST Goldman Sachs Small-Cap Value	0.95		None
AST Small-Cap Value	0.90		None
AST DeAM Small-Cap Value(3)	0.95		None
AST Goldman Sachs Mid-Cap Growth(3)	1.00		None
AST Neuberger Berman Mid-Cap Growth	0.90		None
AST Neuberger Berman Mid-Cap Value	0.90		None
AST Alger All-Cap Growth	0.95		None
AST Gabelli All-Cap Value	0.95		None
AST T. Rowe Price Natural Resources	0.90		None
AST Alliance Growth	0.90		None
AST MFS Growth	0.90		None
AST Marsico Capital Growth(3)	0.90		None
AST Goldman Sachs Concentrated Growth(3)	0.90		None
AST DeAM Large-Cap Value(3)	0.85		None
AST Hotchkis & Wiley Large-Cap Value(3)	0.75		None
AST Alliance/Bernstein Growth + Value	0.90		None
AST Sanford Bernstein Core Value	0.75		None
AST Cohen & Steers Realty	1.00		None
AST Sanford Bernstein Managed Index 500	0.60		None
AST American Century Income & Growth	0.75		None
AST Alliance Growth and Income(3)	0.75		None
AST Global Allocation(3)	0.97	(4)	None
AST American Century Strategic Balanced	0.85		None
AST T. Rowe Price Asset Allocation	0.85		None
AST T. Rowe Price Global Bond	0.80		None
AST Goldman Sachs High Yield	0.75		None
AST Lord Abbett Bond-Debenture	0.80		None
AST PIMCO Total Return Bond(3)	0.65		None
AST PIMCO Limited Maturity Bond	0.65		None
AST Money Market (3)	0.50		None

43

(1) Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust’s Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio  The Distribution Plan was terminated effective November 18, 2004.

(2) As noted above, shares of the Portfolios generally are purchased through variable insurance products.  The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders.  Amounts paid under these arrangements are included under “Other Expenses”.  See this Prospectus under “Management of the Trust - - Distribution Plans” for more information.

(3) The Portfolios’ total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time.  After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were as follows:  AST William Blair International Growth:      %; AST LSV International Equity:      %; AST DeAM Small-Cap Growth:      %; AST DeAM Small-Cap Value:      %; AST Goldman Sachs Mid-Cap Growth:      %; AST Marsico Capital Growth:      %; AST Goldman Sachs Concentrated Growth:      %; AST DeAM Large-Cap Value Portfolio;      %; AST Alliance Growth and Income:      %; AST Global Allocation Portfolio:      %; AST PIMCO Total Return Bond:      %; AST Money Market:      %; AST Hotchkis & Wiley Large-Cap Value Portfolio.

(4) The Global Asset Allocation Portfolio invests primarily in shares of other AST Portfolios (the “Underlying Portfolios”).  The only management fee directly paid by the Portfolio is a 0.10% fee paid to American Skandia Investment Services, Inc. and Prudential Investments LLC.  The management fee shown in the chart for the Portfolio is (i) that 0.10% management fee paid by the Portfolio plus (ii) an estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio.  The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the management fee rates shown in the chart above.

(5) The Global Asset Allocation Portfolio invests primarily in shares of other AST Portfolios (the “Underlying Portfolios”).  The expense information shown in the chart for the Portfolio reflects (i) the expenses of the Portfolio itself plus (ii) an estimate of the expenses paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio.  The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the expense rates for the Underlying Portfolios shown in the above chart.

44

EXPENSE EXAMPLES:

These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated.  The Examples also assume that your investment has a 5% return each year, that the Portfolios’ total operating expenses remain the same, and that no expense waivers and reimbursements are in effect.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
Portfolio:	1 yr.	3 yrs.	5 yrs.	10 yrs.

AST JPMorgan International Equity	$	$	$	$
AST William Blair International Growth
AST LSV International Equity
AST MFS Global Equity
AST Small-Cap Growth
AST DeAM Small-Cap Growth
AST Federated Aggressive Growth
AST Goldman Sachs Small-Cap Value
AST Small-Cap Value
AST DeAM Small-Cap Value
AST Goldman Sachs Mid-Cap Growth
AST Neuberger Berman Mid-Cap Growth
AST Neuberger Berman Mid-Cap Value
AST Alger All-Cap Growth
AST Gabelli All-Cap Value
AST T. Rowe Price Natural Resources
AST Alliance Growth
AST MFS Growth
AST Marsico Capital Growth
AST Goldman Sachs Concentrated Growth
AST DeAM Large-Cap Value
AST Hotchkis & Wiley Large-Cap Value
AST Alliance/Bernstein Growth + Value
AST Sanford Bernstein Core Value
AST Cohen & Steers Realty
AST Sanford Bernstein Managed Index 500
AST American Century Income & Growth
AST Alliance Growth and Income
AST Global Allocation
AST American Century Strategic Balanced
AST T. Rowe Price Asset Allocation
AST T. Rowe Price Global Bond
AST Goldman Sachs High Yield
AST Lord Abbett Bond-Debenture
AST PIMCO Total Return Bond
AST PIMCO Limited Maturity Bond
AST Money Market

45

INVESTMENT OBJECTIVES AND POLICIES:

The investment objective, policies and limitations for each of the Portfolios are described below.  While certain policies apply to all Portfolios, generally each Portfolio has a different investment objective and investment focus.  As a result, the risks, opportunities and returns of investing in each Portfolio will differ.  The investment objectives and policies of the Portfolios generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

There can be no assurance that the investment objective of any Portfolio will be achieved.  Risks relating to certain types of securities and instruments in which the Portfolios may invest are described in this Prospectus under “Certain Risk Factors and Investment Methods.”

If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth by investing in a diversified portfolio of international equity securities.

Principal Investment Objectives and Risks:

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities.  The 80% investment requirement applies at the time the Portfolio invests its assets.  Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps investments.

The Portfolio seeks to meet its investment objective by normally investing primarily in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world.  The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

The Portfolio will normally diversify its investments among a variety of countries, regions and industry sectors, investing in several countries outside of the United States.  However, the Portfolio may invest a substantial part of its assets in just one country.  The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East including Japan, Europe including the UK and other countries or areas that the Sub-advisor may select from time to time.  The Portfolio may invest up to 15% of its total assets in securities of issuers located and operating primarily in emerging market countries.

As with any equity fund, the fundamental risk associated with the Portfolio is the risk that the value of the securities it holds might decrease.  The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities.  The risks of investing in foreign securities, which are described in more detail below under “Certain Risk Factors and Investment Methods,” include political and economic conditions and instability in foreign countries, less available information about foreign companies, lack of strict financial and accounting controls and standards, less liquid and more volatile securities markets, and fluctuations in currency exchange rates.  While the Portfolio may engage in transactions intended to hedge its exposure to fluctuations in foreign currencies, it does not normally do so.  To the extent the Portfolio invests in securities of issuers in developing countries, the Portfolio may be subject to even greater levels of risk and share price fluctuation.  Transaction costs are often higher in developing countries and there may be delays in settlement of transactions.

46

Other Investments:

The Portfolio may invest up to 20% of its total assets in debt or preferred equity securities exchangeable for or convertible into marketable equity securities of foreign companies.  In addition, the Portfolio may regularly invest up to 20% of its total assets in high-grade short-term debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies.  The Portfolio also may purchase and write (sell) covered call and put options on securities and stock indices.  The Portfolio may also purchase and sell stock and interest rate futures contracts and options on these futures contracts.  The purpose of these transactions is to hedge against changes in the market value of the Portfolio’s securities caused by changing interest rates and market conditions, and to close out or offset existing positions in options or futures contracts.  The Portfolio may from time to time make short sales “against the box.”

Additional information about convertible securities, options, futures contracts and other investments that the Portfolio may make is included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  In addition to regularly investing up to 20% of its total assets in short-term debt securities as noted above, the Portfolio may hold all or a significant portion of its assets in cash, money market instruments, bonds or other debt securities in anticipation of or in response to adverse market conditions or for cash management purposes.  While the Portfolio is in such a defensive position, the opportunity to achieve its investment objective of capital growth may be limited.

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States.  The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its objective primarily through investments in equity securities of issuers located outside the United States.  Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks.  The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

Under normal circumstances, the Portfolio primarily invests in securities of issuers from at least five different countries, excluding the United States.  Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio invests primarily in companies selected for their growth potential.  The Sub-advisor generally takes a “bottom up” approach to choosing investments for the Portfolio.  In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business.  Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.  Current income is not a significant factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

As with any fund investing primarily in equity securities, the fundamental risk associated with the Portfolio is the risk that the value of the equity securities it holds might decrease.  Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  As a fund that invests primarily in the securities of foreign issuers, the risk associated with the Portfolio may be greater than a fund investing primarily in domestic securities.  For a further discussion of the risks involved in investing in foreign securities, see this Prospectus under “Certain Risk Factors and Investment Methods.”  In addition, the Portfolio may invest to some degree in smaller or newer issuers, which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

47

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains.  However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.  To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains.  The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations.  The Portfolio may invest in “special situations” from time to time.  A special situation arises when, in the opinion of the Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer.  Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security.  Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

The Portfolio may invest to a lesser degree in debt securities, including bonds rated below investment grade (“junk” bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales “against the box.”  In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Futures, Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”).  The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates.  To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income.  The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/structured Securities.  The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.  Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

For more information on the types of securities and instruments in which the Portfolio may invest and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio’s investments may be hedged to a greater degree and/or its cash or similar investments may increase.  In other words, the Portfolio does not always stay fully invested in stocks and bonds.  The Portfolio’s cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

AST LSV INTERNATIONAL EQUITY PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities.  The 80% requirement applies at the time the Portfolio invests its assets.  Equity securities include common stocks, securities convertible into common stocks and securities having common characteristics or other derivative instruments whose value is based on common stocks such as rights, warrants or options to purchase common

48

stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in issuers located in developed countries outside the United States that are represented in the MSCI EAFE Index.  The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The Sub-advisor uses proprietary quantitative investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index.  All such indicators are measured relative to the overall universe of non-US, developed market equities.  This investment strategy can be described as a “contrarian value” approach.  The objective of the strategy is to outperform the unhedged US Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index.  The Portfolio will typically hold at least 100 stocks and the Sub-advisor will generally align the Portfolio’s country weightings with those of the MSCI EAFE Index.  The Sub-advisor intends to keep the Portfolio’s assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio’s liquidity needs.

Like all equity securities, the market values of securities held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements.  As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities.

Investments in foreign securities involve different risks that U.S. investments, including fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers.  Foreign investments of the Portfolio may include securities issued by companies locating in developing countries.  Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

For an additional discussion of the risks involved in foreign securities, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Other Investments:

Options, Financial Futures and Other Derivatives.  The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter.  Options transactions may be used to pursue the Portfolio’s investment objective and also to hedge against currency and market risks, but are not intended for speculation.  The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other “derivative” instruments, including forward currency transactions and swaps in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly.  The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Certain additional information about the other investments that the Portfolio may make and their risks is included below under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  Up to 100% of the assets of the Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events.  Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

49

AST MFS GLOBAL EQUITY PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities.  The 80% investment requirement applies at the time the Portfolio invests its assets.  Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depositary receipts, futures contracts and swaps.  The Portfolio will invest in the securities of issuers located in the U.S. and foreign countries (including issuers in developing countries).

The Portfolio focuses on companies that the Sub-advisor believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.  The Portfolio generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded.  The Portfolio’s investments may include securities traded in the over-the-counter markets, rather than on securities exchanges.

The Sub-advisor uses a “bottom up,” as opposed to “top down,” investment style in managing the Portfolio.  This means that securities are selected based upon fundamental analysis of individual companies (such as analysis of the companies’ earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

As a fund that invests primarily in common stocks, the value of the securities held by the Portfolio may decline, either because of changing economic, political or market conditions, or because of the economic condition of the company that issued the security.  As a global fund that invests in both U.S. and foreign securities, the Portfolio’s level of risk may be lower than that of many international funds but higher than that of many domestic equity funds.  The Portfolio’s investments in foreign stocks may cause the risk and degree of share price fluctuation of the Portfolio to be greater than a fund investing primarily in domestic securities.  The risks of investing in foreign securities, which are described in more detail below under “Certain Risk Factors and Investment Methods,” include risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.  To the extent the Portfolio invests in the securities of issuers in developing countries, the risks relating to investing in foreign securities likely will be accentuated.  The Portfolio may also be subject to increased risk if it makes significant investments in securities traded over-the-counter, because such securities are frequently those of smaller companies that generally trade less frequently and are more volatile than the securities of larger companies.

Other Investments:

Although the Portfolio will invest primarily in common stocks and related securities, the Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes.  The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes.  The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.  The Portfolio may also purchase warrants.

For more information on some of the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  The Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist.  When investing for defensive purposes, the Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

50

AST SMALL-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio (formerly, the AST State Street Research Small-Cap Growth Portfolio) is capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.  The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio normally pursues its objective by investing primarily in the common stocks of small-sized companies.  For purposes of the Portfolio, small-sized companies are generally those that have market capitalizations similar to the market capitalizations of the companies in the Russell 2000® Growth Index at the time of the Portfolio’s investment.  The Sub-advisor expects to focus primarily on those securities whose market capitalizations or annual revenues are less than $1 billion at the time of purchase.  The size of the companies in the Russell 2000® Growth Index and those on which the Sub-advisor intends to focus the Portfolio’s investments will change with market conditions.

The Sub-Advisor believes that discipline and consistency are important to long-term investment success.  This belief is reflected in its investment process.  For this Portfolio, the Sub-Advisor uses a fundamental and quantitative investment process that is extremely focused on business momentum, as demonstrated by such things as earnings or revenue and sales growth.  Using its own fundamental research and bottom-up approach to investing, the Sub-Advisor also identifies those companies which are currently out of favor in the market place but have the potential to achieve significant appreciation as the market place recognizes their fundamental value and their growth potential.  The Sub-Advisor begins its investment process by creating a universe for companies that possess the growth characteristics it seeks.  The universe is continually updated.  The Sub-Advisor then ranks each company in its universe using proprietary software and research models that incorporate attributes for successful growth like positive earnings surprises, upward earnings estimate revisions and accelerating sales and earnings growth.  The Sub-Advisor will also review its universe to identify companies which possess growth attributes but whose growth potential and fundamental value have not been recognized by the market and whose stock may be considered underpriced using certain financial measurements such as its earning power vs. current stock price, its dividend income potential, its price-to-earnings ratio vs. similar companies, its competitive advantages like brand or market niche, its management team and its current and future business prospects.  Finally, using its own fundamental research and a bottom-up approach to investing, the Sub-Advisor evaluates each company’s business momentum to determine whether the company can sustain its current growth trend, or if the company is currently out of market favor, whether it has the potential to achieve significant appreciation as the marketplace recognizes its growth potential and fundamental value.

The Sub-Advisor’s decision to sell a security depends on many factors.  Generally speaking, however, the Sub-Advisor considers selling a security when anticipated future appreciation is no longer probable, alternative investments offer superior appreciation prospects, the risk of a decline in its market price is too great or a deterioration in business momentum or fundamentals occurs or is expected by the Sub-advisor to occur.

Because the Portfolio invests primarily in common stocks, the primary risk of investing in the Portfolio is that the value of the stocks it holds might decrease and you could lose money.  The prices of the securities in the Portfolios will fluctuate.  These price movements may occur because of changes in the financial markets as a whole, a company’s individual situation or industry changes.  These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, and convertible securities.

In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities.  The Portfolio may invest up to 15% of its total assets in foreign securities.  The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies.  Generally, the same criteria are used to select foreign securities as domestic securities.

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American Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

Futures, Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”).  The Portfolio may use derivative instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio’s investments may be hedged to a greater degree and/or its cash or similar investments may increase.  In other words, the Portfolio does not always stay fully invested in stocks and other equity securities.  The Portfolio’s cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor or others.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST DEAM SMALL-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek maximum growth of investors’ capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.  The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of small sized companies included in the Russell 2000® Growth Index.  Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights.  The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Growth Index, but which outperforms the Russell 2000® Growth Index through active stock selection.  The Russell 2000® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects.  As of December 31, 2004, the average market capitalization of the companies in the Russell 2000® Growth Index was $1.03 billion and the median market capitalization was $522 million.  The size of the companies in the Russell 2000® Growth Index will change with market conditions.  [The targeted tracking error of this Portfolio is 4% with a standard deviation of +/- 4%.]  It is possible that the deviation may be higher.  For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 2000® Growth Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor generally takes a bottom-up approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant returns.  The allocation to industries and capitalization is targeted to be similar to that of the Russell 2000® Growth Index.  The Sub-advisor considers a number of factors in considering whether to invest in a growth stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price momentum.  In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations.  However, the Portfolio may occasionally make investments for short-term capital appreciation.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements.  Because of the Portfolio’s focus on the stocks of smaller growth companies, investment in the Portfolio may involve substantially greater than average share price fluctuation and investment risk.  A fund focusing on growth stocks will

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generally involve greater risk and share price fluctuation than a fund investing primarily in value stocks. While the Portfolio attempts to outperform the Russell 2000® Growth Index, the Portfolio also may under-perform the Russell 2000® Growth Index over short or extended periods.

In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies.  Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management.  Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price.  Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer opportunities for capital growth.  Other types of securities in which the Portfolio may invest include:

Foreign Securities.  The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars.  Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

Options, Financial Futures and Other Derivatives.  The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter.  Options transactions may be used to pursue the Portfolio’s investment objective and also to hedge against currency and market risks, but are not intended for speculation.  The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other “derivative” instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly.  The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Additional information about the other investments that the Portfolio may make and their risks is included below under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  When a defensive position is deemed advisable because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio pursues its investment objective by investing in the stocks of small companies that are traded on national security exchanges, NASDAQ stock exchange and on the over-the-counter market.  Small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000 Index (which had a market capitalization range of $3.61 billion to $59 million as of December 31, 2004) or the Standard & Poor’s Small Cap 600 Index (which had a market capitalization range of $4.89 billion to $70 million as of December 31, 2004).  Such definition will be applied at the time of investment and the Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks.  Up to 25% of the Portfolio’s net assets may be invested in foreign securities, which are typically denominated in foreign currencies.

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The Sub-advisor’s process for selecting investments is bottom-up and growth-oriented.  There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors.  The Sub-advisor assesses individual companies from the perspective of a long-term investor.  The Sub-advisor seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheets.

As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of equity securities in the Portfolio will decline.  These declines may occur in the form of a sustained trend or a drastic movement.  The prices of individual portfolio stocks will fluctuate because of factors specific to that company or because of changes in stock valuations generally.

Because of the Portfolio’s emphasis on small company growth stocks, the Portfolio will likely be subject to a degree of risk and share price fluctuation greater than that of many other equity funds.  Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price.  Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.  For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.  In addition, the Portfolio’s level of risk and share price fluctuation may increase to the extent it emphasizes investments in the securities of foreign companies.

Other Investments:

Short Sales.  The Portfolio may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock exchange.  A short sale means selling a security the Portfolio does not own to take advantage of an anticipated decline in the stock’s price.  Once the Portfolio sells the security short, it has an obligation to replace the borrowed security.  If it can buy the security back at a lower price, a profit results.  In no event will the Portfolio engage in short sales transactions if it would cause the market value of all of the Portfolio’s securities sold short to exceed 25% of its net assets.  The value of the securities of any one issuer that may be shorted by the Portfolio is limited to the lesser of 2% of the value of the Portfolio’s net assets or 2% of the securities of any class of the issuer.  The Portfolio may also “sell short against the box,” i.e., the Portfolio owns securities identical to those sold short.  Short sales against the box are not subject to the 25% limitation.  A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security.  Short sales are speculative in nature, and may reduce returns or increase volatility.

The Portfolio may attempt to manage market risk and cash by buying and selling financial futures contracts and options.  This may include the purchase of futures contracts as a substitute for direct investments in stocks.  It may also include the purchase and sale of options to protect against general declines in stock prices.  Additional information on the types of securities in which the Portfolio may invest, including futures contracts, options, Exchange Traded Funds and foreign securities, including American Depositary Receipts, is included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  The Portfolio may temporarily depart from its principal investment strategies by investing its assets in cash and short-term debt securities and similar obligations.  It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. When the Portfolio is in such a defensive position, the ability to achieve its investment objective of capital growth may be limited.

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AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

The Portfolio will seek its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace.  Typically, in choosing stocks, the Sub-advisor looks for companies using the Sub-advisor’s value investment philosophy.  The Sub-advisor seeks to identify:

(1)  Well-positioned businesses that have:

•                  Attractive returns on capital;

•                  Sustainable earnings and cash flow;

•                  Strong company management focused on long-term returns to shareholders;

(2)  Attractive valuation opportunities where:

•                  The intrinsic value of the business is not reflected in the stock price.

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.  The 80% investment requirement applies at the time the Portfolio invests its assets.  The Portfolio generally defines small capitalization companies as companies with a capitalization of $4 billion or less.  The Portfolio may invest up to 25% of its assets in foreign securities.

The stocks in which the Portfolio generally invests are those which, in the Sub-advisor’s judgment, are selling below their intrinsic value and at prices that do not adequately reflect their long-term business potential.  Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company’s prospects.  Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the company’s underlying potential.  The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process.  These criteria are not rigid, and other stocks may be included in the Portfolio if they are expected to help it attain its objective.  Dividend and investment income is of incidental importance.

Although the Portfolio typically will hold a large number of securities and follow a relatively conservative value-driven investment strategy, the Portfolio does entail above-average investment risk and share price fluctuation compared to the overall U.S. stock market.  The small capitalization companies in which the Portfolio primarily invests may offer significant appreciation potential.  However, smaller companies may carry more risk than larger companies.  Generally, small companies rely on limited product lines, markets and financial resources, and these and other factors may make them more susceptible to setbacks or economic downturns.  Smaller companies normally have fewer shares outstanding and trade less frequently than large companies.  Therefore, the securities of smaller companies may be subject to wider price fluctuations.

Other Investments:

The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and to enhance income, but not for speculation.  The Portfolio may purchase and write (sell) put and covered call options on equity securities or stock indices that are traded on national securities exchanges.  The Portfolio may purchase and sell stock index futures for certain hedging and risk management purposes.  New financial products and risk management techniques continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

The Portfolio may invest up to 25% of its net assets (at the time of investment) in securities (of the type described above) that are primarily traded in foreign countries.  The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities.  The Portfolio also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets.  The Portfolio may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency.

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The Portfolio also may invest in preferred stocks and bonds that either have attached warrants or are convertible into common stocks.

Additional information about these investments and investment techniques and their risks is included below under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  For temporary defensive purposes or pending other investments, the Portfolio may invest in high-quality, short-term debt obligations of banks, corporations or the U.S. Government.  While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term capital growth will be limited.

AST SMALL-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.  The 80% requirement applies at the time the Portfolio invests its assets.  The Portfolio generally defines small capitalization companies as companies with a capitalization of $2 billion or less.

The assets of the Portfolio are independently managed by three Sub-advisors under a multi-manager structure.  Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio’s assets to each of the Sub-advisors.  The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice.  Such adjustments will be reflected in the annual update to this prospectus.

Although each Sub-advisor will follow the Portfolio’s policy of investing, under normal circumstances, at least 80% of the Portfolio’s assets in small capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio’s objective of long-term capital growth.  The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

JP Morgan is responsible for managing approximately 73% of the Portfolio’s assets.  The Sub-advisor follows a three step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company’s relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

Lee Munder is responsible for managing approximately 15% of the Portfolio’s assets. The Sub-advisor seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor’s research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company’s peers; (2) Low stock price relative to a company’s underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The Sub-advisor then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

Integrity is responsible for managing approximately 12% of the Portfolio’s assets.  The Sub-advisor focuses on achieving capital appreciation by maintaining a diversified portfolio of small capitalization stocks that are currently undervalued, yet poised to outperform. To identify these stocks, the Sub-advisor follows a disciplined process seeking two key elements: prudent value and improving sentiment. Prudent value implies that a statistically “cheap” stock, trading below its estimate of intrinsic value, will deliver strong total return over time. The process also identifies catalysts that lead to

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improving investor sentiment. Risk exposure is continuously evaluated throughout the process to ensure consistent long-term performance versus the Russell 2000® Value index.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.  The Portfolio will not sell a stock just because the company has grown to a market capitalization of more than $2 billion, and it may on occasion purchase companies with a market cap of more than $2 billion.

As with all stock funds, the Portfolio’s share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings.  Investing in small companies involves greater risk of loss than is customarily associated with more established companies.  Stocks of small companies may be subject to more abrupt or erratic price movements than larger company stocks.  Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience.  While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio’s investment objective and policies.  The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (The Portfolio may invest in foreign cash items in excess of this 20% limit).  The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio’s exposure to the equity markets.  The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.  For additional information about these investments and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  Up to 100% of the assets of the Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events.  Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST DEAM SMALL-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek maximum growth of investors’ capital from a portfolio primarily of value stocks of smaller companies.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.  The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of small-sized companies included in the Russell 2000® Value Index.  Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights.  The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Value Index, but which outperforms the Russell 2000® Value Index through active stock selection.  The Russell 2000® Value Index is a market capitalization index that measures the performance of small-sized companies trading at discounts to their value.  As of December 31, 2004, the average market capitalization of the companies in the Russell 2000® Value Index was $1.07 billion and the median market capitalization was $602 million.  The size of the companies in the Russell 2000® Value Index will change with market conditions.  [The targeted tracking error of

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this Portfolio is 4% with a standard deviation of +/- 4%.]  It is possible that the deviation may be higher.  For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 2000® Value Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor generally takes a bottom-up approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant returns.  The allocation to industries and capitalization is targeted to be similar to that of the Russell 2000® Value Index.  The Sub-advisor considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price momentum.  In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations.  However, the Portfolio may occasionally make investments for short-term capital appreciation.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements.  Because of the Portfolio’s focus on the stocks of small-cap companies, investment in the Portfolio may involve substantially greater than average share price fluctuation and investment risk.  While value investing historically has involved less risk than investing in growth companies, investing in value stocks carries the risk that the market will not recognize the stock’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.  While the Portfolio attempts to outperform the Russell 2000® Value Index, the Portfolio also may under-perform the Russell 2000® Value Index over short or extended periods.

In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies.  Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management.  Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price.  Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer opportunities for capital growth.  Other types of securities in which the Portfolio may invest include:

Foreign Securities.  The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars.  Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

Options, Financial Futures and Other Derivatives.  The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter.  Options transactions may be used to pursue the Portfolio’s investment objective and also to hedge against currency and market risks, but are not intended for speculation.  The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other “derivative” instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly.  The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Additional information about the other investments that the Portfolio may make and their risks is included below under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  When a defensive position is deemed advisable because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or

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cash equivalents, including repurchase agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies.  The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its objective by investing primarily in equity securities selected for their growth potential.  Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks.  For purposes of the Portfolio, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Standard & Poor’s MidCap 400® Index.  As of December 31, 2004, the average market capitalization of the companies in the Standard & Poor’s MidCap 400® Index was $2.69 billion and the median market capitalization was $2.36 billion.  The Sub-advisor generally takes a “bottom up” approach to choosing investments for the Portfolio.  In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.  The Sub-advisor makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

Because the Portfolio may invest substantially all of its assets in equity securities, the main risk of investing in the Portfolio is that the value of the equity securities it holds might decrease.  Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions.  As a fund that invests primarily in mid-cap companies, the Portfolio’s risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies.  In general, the smaller the company, the more likely it is to suffer significant losses as well as to realize substantial growth.  Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets.  In addition, such companies may be subject to intense competition from larger companies, and may have more limited trading markets than the markets for securities of larger issuers.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains.  However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.  To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains.  The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations.  The Portfolio may invest in “special situations”.  A “special situation” arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company.  Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

Although the Sub-advisor expects to invest primarily in domestic and foreign equity securities, the Portfolio may also invest to a lesser degree in other types of securities, such as debt securities.  Debt securities may include bonds rated below investment grade (“junk” bonds), mortgage and-asset backed securities and zero coupon, pay-in-kind and step coupon securities.

The Portfolio may make short sales “against the box.”  In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

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Index/structured Securities.  The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.  Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

Foreign Securities.  The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States.  The Portfolio may invest directly in foreign securities denominated in a foreign currency, or may invest through depositary receipts or passive foreign investment companies.  Generally, the same criteria are used to select foreign securities as domestic securities.  Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions.  However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

For more information on foreign securities and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Futures, Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”).  The Portfolio may use derivative instruments to hedge or protect its portfolio from adverse movements in securities prices, currency exchange rates, and interest rates.  To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

For more information on the types of securities in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  When the Sub-advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-advisor is otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase.  In other words, the Portfolio does not always stay fully invested in stocks.  Even when the Portfolio is essentially fully invested, some residual amount of Portfolio assets may remain in cash and similar investments.  These investments may include commercial paper, certificates of deposit, repurchase agreements, short-term debt obligations, and money market funds (including funds managed by the Sub-advisor).  When the Portfolio’s investments in cash or similar investments increase, the opportunity to achieve its investment objective of long-term growth of capital may be limited.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks mid-capitalization companies.  The 80% investment requirement applies at the time the Portfolio invests its assets.

Generally, companies with equity market capitalizations that fall within the range of the Russell Mid-Cap® Index at the time of investment are considered mid-cap companies for purposes of the Portfolio.  As of December 31, 2004, the average market capitalization of the companies in the Russell Mid-Cap® Index was $7.38 billion and the median market capitalization was $3.68 billion.  The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Sub-advisor employs a disciplined investment strategy when selecting growth stocks.  Using fundamental research and quantitative analysis, the Sub-advisor looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers.  In doing so, the Sub-advisor analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

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The Sub-advisor follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

As a fund that invests primarily in mid-cap companies, the Portfolio’s risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies.  Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns.  In addition, the Portfolio’s growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities.  Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

Although equity securities are normally the Portfolio’s primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.  Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Fixed Income Securities.  The Portfolio may also invest in investment grade fixed income or debt securities.  If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities.  The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies.  There is no limitation on the percentage of the Portfolio’s assets that may be invested in securities of foreign companies that are denominated in U.S. dollars.  In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options.  The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs).  The Portfolio may invest in REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.  Additional information about these investments and the special risk factors that apply to them is included in this Prospectus and the Trust’s SAI under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies.  The 80% investment requirement applies at the time the Portfolio invests its assets.

Generally, companies with equity market capitalizations that fall within the range of the Russell Midcap® Index at the time of investment are considered mid-cap companies for purposes of the Portfolio.  As of December 31, 2004, the

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average market capitalization of the companies in the Russell MidCap® Index was $7.38 billion and the median market capitalization was $3.68 billion.  Some of the Portfolio’s assets may be invested in the securities of large-cap companies as well as in small-cap companies.  The Portfolio seeks to reduce risk by diversifying among many companies and industries.

 Under the Portfolio’s value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price before other investors realize their worth. The Sub-advisor may identify value stocks in several ways, including based on earnings, book value or other financial measures.  Factors that the Sub-advisor may use to identify these companies include strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

As a fund that invests primarily in mid-cap companies, the Portfolio’s risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies.  Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns.  While value investing historically has involved less risk than investing in growth companies, the stocks purchased by the Portfolio will remain undervalued during a short or extended period of time.  This may happen because value stocks as a category lose favor with investors compared to growth stocks, or because the Sub-advisor failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

Although equity securities are normally the Portfolio’s primary investment, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.  Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Fixed Income Securities.  The Portfolio may also invest in fixed income or debt securities.  The Portfolio may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities.  There is no minimum rating on the fixed income securities in which the Portfolio may invest.

Foreign Securities.  The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies.  There is no limitation on the percentage of the Portfolio’s assets that may be invested in securities of foreign companies that are denominated in U.S. dollars.  In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options.  The Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.  The value of securities against which options will be written will not exceed 10% of the Portfolio’s net assets.

Real Estate Investment Trusts (REITs).  The Portfolio may invest in REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.  Additional information about these investments and the special risk factors that apply to them is included in this Prospectus and the Trust’s SAI under “Certain Risk Factors and Investment Methods.”

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Temporary Investments.  When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST ALGER ALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

The Portfolio invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market.  The Portfolio may invest in the equity securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor’s assessment of particular companies and market conditions.

The Portfolio invests primarily in growth stocks.  The Sub-advisor believes that these stocks are those of two types of companies:

High Unit Volume Growth Companies.  These are vital, creative companies that offer goods or services to a rapidly expanding marketplace.  They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

Positive Life Cycle Change Companies.  These are companies experiencing a major change that is expected to produce advantageous results.  These changes may be as varied as new management, products or technologies, restructurings or reorganizations, or mergers and acquisitions.

As with any fund investing primarily in equity securities, the value of the securities held by the Portfolio may decline.  These declines can be substantial.  In addition, the growth stocks in which the Portfolio primarily invests tend to fluctuate in price more than other types of stocks.  Prices of growth stocks tend to be higher in relation to their companies’ earnings, and may be more sensitive to market, political and economic developments than other stocks.  The Portfolio’s level of risk will vary based upon the size of the companies it invests in at a given time.  To the extent that the Portfolio emphasizes small-cap stocks, it will be subject to a level of risk higher than a fund investing primarily in more conservative “large-cap” stocks.

Other Investments:

In addition to investing in common and preferred stocks, the Portfolio may invest in securities convertible into or exchangeable for equity securities, including warrants and rights.  The Portfolio may invest up to 20% of its total assets in foreign securities.  (American Depositary Receipts or other U.S. dollar denominated securities of foreign issuers are not subject to the 20% limitation.)

The Portfolio may purchase put and call options and write (sell) put and covered call options on securities and securities indices to increase gain or to hedge against the risk of unfavorable price movements.  However, the Sub-advisor does not currently intend to rely on these option strategies extensively, if at all.  The Portfolio may purchase and sell stock index futures contracts and options on stock index futures contracts.  The Portfolio may sell securities “short against the box.”

An additional discussion of these types of investments and their risks is included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  The Portfolio may invest up to 100% of its assets in cash, commercial paper, high-grade bonds or cash equivalents for temporary defensive reasons if the Sub-advisor believes that adverse market or other conditions warrant.  This is to attempt to protect the Portfolio from a temporary unacceptable risk of loss.  However, while the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth will be limited.

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AST GABELLI ALL-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Strategies and Risks:

The Portfolio will invest primarily in readily marketable equity securities including common stocks, preferred stocks and securities that may be converted at a later time into common stock.  The Portfolio may invest in the securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor’s assessment of particular companies and market conditions.

In making stock selections, the Portfolio strives to earn a 10% real rate of return but there is no guarantee that such return will be achieved.  The Portfolio focuses on companies that appear underpriced relative to their private market value (“PMV”).  PMV is the value that the Portfolio’s Sub-advisor believes informed investors would be willing to pay for a company.  The Sub-advisor considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics and perceived management skills.  The Sub-advisor also considers changes in economic and political outlooks as well as individual corporate developments.  The Sub-advisor will sell any Portfolio investments that lose their perceived value relative to other investments.

Investments will be made based on the Sub-advisor’s perception of their potential for capital growth.  Current income may also be considered.  However, many of the common stocks the Portfolio will buy will not pay dividends.

As a Portfolio that invests primarily in equity securities, the principal risk to which the Portfolio is subject is that the value of the securities held by the Portfolio will decline.  The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry and the value of the issuer’s assets.  While value investing historically has involved less risk that investing in growth companies, the Portfolio is subject to the risks that the PMVs of the stocks purchased by the Portfolio may never be realized by the market, or that the Sub-advisor may be incorrect in its assessment of the PMVs.

In addition, the Portfolio’s level of risk will vary based upon the size of the companies it invests in at a given time.  To the extent the Portfolio emphasizes small-cap stocks, it will be subject to a level of risk higher than a Portfolio investing primarily in more conservative “large-cap” stocks.  The Portfolio may be subject to additional risks as a result of its investments in foreign securities, including unfavorable foreign government actions, political instability, the absence of accurate information about foreign issuers, and exposure to foreign currencies that may decline in value relative to the U.S. dollar.

Other Investments:

The Portfolio may invest up to 25% of its total assets in securities of non-U.S. issuers.  While the Portfolio does not intend to do so to a significant degree, the Portfolio may enter into futures contracts and related options, and may purchase and sell call and put options on securities and securities indices.  The Portfolio also may invest in warrants to purchase securities, and may engage in short sales “against the box”.  For additional information on the types of securities in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  When adverse market or economic conditions occur, the Portfolio may temporarily invest all or a portion of its assets in defensive investments.  Such investments may include high grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and short-term money market instruments.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

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AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in the securities of natural resource companies.  The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation.  The Portfolio also may invest in non-resource companies with the potential for growth.  The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the sub-advisor’s outlook for inflation.  When selecting stocks, the Sub-advisor looks for companies that have the ability to expand production, to maintain superior exploration programs and production facilities, and the potential to accumulate new resources.  Natural resource companies in which the Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

As with all stock funds, the Portfolio’s share price can fall because of weakness in one or more securities markets, particular industries or specific holdings.  In addition, the Portfolio is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable in the natural resources sector.  For instance, since the Portfolio attempts to invest in companies that may benefit from accelerating inflation, low inflation could lessen returns.  The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics.  For example, stock prices of energy companies can fall sharply when oil prices fall.  Real estate companies are influenced by interest rates and other factors.

Other Investments:

Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio’s investment objective and policies.  The Portfolio may purchase preferred stock or common stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock, or is in default on its debt securities.  The Portfolio may invest in debt securities, including up to 10% of its total assets in debt securities rated below investment grade.  The Portfolio may invest in mortgage-backed securities, including stripped mortgage-backed securities.  The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Foreign Securities.  The Portfolio may invest up to 50% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, which offer increasing opportunities for natural resource-related growth.  The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.  The Portfolio’s investments in foreign securities, or even in U.S. companies with significant overseas investments, may decline in value because of declining foreign currencies or adverse political and economic events overseas, although currency risk may be somewhat reduced because many commodities markets are dollar based.

Futures and Options.  The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio’s exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices.

For additional information about these investments and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

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Temporary Investments.  The Portfolio may establish and maintain cash reserves without limitation for temporary defensive purposes.  The Portfolio’s reserves may be invested in high-quality domestic and foreign money market instruments, including repurchase agreements and money market mutual funds managed by the Sub-advisor.  Cash reserves also provide flexibility in meeting redemptions and paying expenses.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth may be limited.

AST ALLIANCE GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:

The Portfolio normally invests at least 80% of its total assets in the equity securities of U.S. companies.  A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States.  For purposes of the Portfolio, a non-U.S. company is a company that (i) is organized outside the United States, (ii) has its principal place of business outside the United States, and (iii) issues securities that are traded principally in foreign countries.  Companies that do not fall within this definition are deemed to be U.S. companies.  Normally, about 40-60 companies will be represented in the Portfolio, with the 25 companies most highly regarded by the Sub-advisor usually constituting a minimum of approximately 70% of the Portfolio’s net assets.

The Sub-advisor’s investment strategy for the Portfolio emphasizes stock selection. The Sub-advisor relies heavily upon the fundamental analysis and research of its internal research staff, which generally follows a primary research universe of more than 500 companies.  The research analysts seek to identify those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.  An emphasis is placed on identifying companies whose above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, the Sub-advisor seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings.  The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.  During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, reducing the number of companies represented in its portfolio.

Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, increasing the number of companies represented in its portfolio.  The Sub-advisor therefore seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Sub-advisor expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500® Index.

Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio’s share price therefore may fluctuate substantially.  The Portfolio’s share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry).  The Portfolio’s focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies.  Because the Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s share price.

Other Investments:

In addition to investing in equity securities, the Portfolio also may:

• invest up to 20% of its net assets in convertible securities;

• invest up to 5% of its net assets in rights or warrants;

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• invest up to 15% of its total assets in foreign securities;

• purchase and sell exchange-traded index options and stock index futures contracts; and

• write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all options, 10% of its total assets.

American Depositary Receipts (ADRs) are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.

For additional information on the types of investments other than common stocks in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  Although it does not expect to do so ordinarily, when business or financial conditions warrant the Portfolio may assume a temporary defensive position and invest in high-grade, short-term, fixed-income securities (which may include U.S. Government securities) or hold its assets in cash.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST MFS GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to provide long-term growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth.

The Sub-advisor uses a “bottom up,” as opposed to “top down,” investment style in managing the Portfolio.  This means that securities are selected based upon fundamental analysis of individual companies (such as analysis of the companies’ earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

The Portfolio may invest up to 35% of its net assets in foreign securities.

As with any fund investing primarily in common stocks, the value of the securities held by the Portfolio may decline in value, either because of changing economic, political or market conditions or because of the economic condition of the company that issued the security.  These declines may be substantial.  In addition, the prices of the growth company stocks in which the Portfolio invests may fluctuate to a greater extent than other equity securities due to changing market conditions or disappointing earnings results.  The Portfolio may invest in foreign companies, including companies located in developing countries, and it therefore will be subject to risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:

Although the Portfolio will invest primarily in common stocks and related securities, the Portfolio may also invest in variable and floating rate debt securities.  The Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes.  The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes.  The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.

For more information on some of the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  The Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist.  When investing for defensive purposes, the Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

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AST MARSICO CAPITAL GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.  Income is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.

Principal Investment Policies and Risks:

The Portfolio will pursue its objective by investing primarily in common stocks.  The Sub-advisor expects that the majority of the Portfolio’s assets will be invested in the common stocks of larger, more established companies.

In selecting investments for the Portfolio, the Sub-advisor uses an approach that combines “top down” economic analysis with “bottom up” stock selection.  The “top down” approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment, and the global competitive landscape.  In addition, the Sub-advisor also examines such factors as the most attractive global investment opportunities, industry consolidation, and the sustainability of economic trends.  As a result of this “top down” analysis, the Sub-advisor identifies sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large.  In determining whether a particular company may be a suitable for investment by the Portfolio, the Sub-advisor focuses on a number of different attributes, including the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, and the ability to generate free cash flow apparent use of conservative accounting standards, and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates.  This is called “bottom up” stock selection.

The primary risk associated with investment in the Portfolio will be the risk that the equity securities held by the Portfolio will decline in value.  The risk of the Portfolio is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Sub-advisor deems advisable.  For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

Special Situations.  The Portfolio may invest in “special situations” from time to time.  A “special situation” arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company.  Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities.  The Portfolio may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts.  Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions.  The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/structured Securities.  The Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.  Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates).  Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments.  The Portfolio

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bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

Futures, Options and Other Derivative Instruments.  The Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products.  These instruments will be used primarily to hedge the Portfolio’s positions against potential adverse movements in securities prices, foreign currency markets or interest rates.  To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio’s income or otherwise enhancing return.

For an additional discussion of many of these types of securities and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Portfolio’s cash position without limitation when the Sub-advisor believes that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, discount notes and repurchase agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital.  Realization of income is not a significant investment consideration and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.

Principal Investment Policies and Risks:

The Portfolio will pursue its objective by investing primarily in equity securities.  Equity securities include common stocks, preferred securities, warrants and securities convertible into or exchangeable for common or preferred stocks.  Investments will be in companies that the Sub-advisor believes have potential to achieve capital appreciation over the long-term.  The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

Because the Portfolio invests a substantial portion (or all) of its assets in equity securities, the Portfolio is subject to the risks associated with investments in equity securities, and the Portfolio’s share price therefore may fluctuate substantially.  This is true despite the Portfolio’s focus on the securities of larger more-established companies.  The Portfolio’s share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry).  Because of the types of securities it invests in, the Portfolio is designed for those who are investing for the long term.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains.  However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.

Special Situations.  The Portfolio may invest in “special situations” from time to time.  A “special situation” arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company.  Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Non-diversified Status.  The Portfolio is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in few issuers than “diversified” mutual funds.  Therefore, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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Other Investments:

Although the Sub-advisor expects to invest primarily in equity securities, the Portfolio may also invest to a lesser degree in debt securities when the Portfolio perceives an opportunity for capital growth from such securities.  The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

• 35% of its assets in bonds rated below investment grade (“junk” bonds).

• 25% of its assets in mortgage- and asset-backed securities.

• 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales “against the box.”  In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Foreign Securities.  The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts.  Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions.  No more than 25% of the Portfolio’s assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

Futures, Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”).  The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates.  To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income.  The Portfolio may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  The Sub-advisor may increase the Portfolio’s cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable.  Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST DEAM LARGE-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek maximum growth of capital by investing primarily in the value stocks of larger companies.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities issued by large capitalization companies.  The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of large-sized companies included in the Russell 1000® Value Index.  Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights.  The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which outperforms the Russell 1000® Value Index through active stock selection.  The Russell 1000® Value Index is a market capitalization index that measures the performance of large, established companies trading at discounts to their fair value.  As of December 31, 2004, the average market capitalization of the companies in the Russell 1000® Value Index was approximately $89.88 billion and the median market capitalization was

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approximately $4.52 billion.  The size of the companies in the Russell 1000® Value Index will change with market conditions.  It is possible that the deviation may be higher.  For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 1000® Value Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor generally takes a bottom-up approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant returns.  The allocation to industries and capitalization is targeted to be similar to that of the Russell 1000® Value Index.  The Sub-advisor considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price momentum.  In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations.  However, the Portfolio may occasionally make investments for short-term capital appreciation.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements.  The Portfolio’s focus on the stocks of large, more established companies may mean that its level of risk is lower than a portfolio investing primarily in smaller companies.  While value investing historically has involved less risk than investing in growth companies, investing in value stocks carries the risk that the market will not recognize the stock’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. While the Portfolio attempts to outperform the Russell 1000® Value Index, the Portfolio also may under-perform the Russell 1000® Value Index over short or extended periods.

Other Investments:

In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer opportunities for capital growth.  Other types of securities in which the Portfolio may invest include:

Foreign Securities.  The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars.  Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

Futures, Options, and Other Derivative Instruments.  The Portfolio may purchase and write put and call options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter.  Options transactions may be used to pursue the Portfolio’s investment objective and also to hedge against currency and market risks, but are not intended for speculation.  The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other “derivative” instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly.  The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Additional information about the other investments, including options, futures and derivatives that the Portfolio may make and their risks is included below under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  When a defensive position is deemed advisable because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

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AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio (formerly, the AST INVESCO Capital Income Portfolio) is to seek current income and long-term growth of income, as well as capital appreciation.

Principal Investment Policies and Risks:

The Portfolio seeks to achieve its objective by investing at least 80% of its net assets plus borrowings for investment purposes in common stocks of large cap U.S. companies.  The Sub-advisor considers large cap companies to be those with market capitalizations like those found in the Russell 1000 Index.  Market capitalization range of the Index changes constantly, but as of December 31, 2004, the range was from $385.2 billion to $495 million.  Market capitalization is measured at the time of initial purchase.  Some of these securities may be acquired in IPOs.  Normally, the Portfolio invests at least 80% of its net assets in stocks that have a high cash dividend or payout yield relative to the market.  Payout yield is defined as dividend yield plus net share repurchases.

In addition to these principal investments, the Portfolio can invest up to 20% of its total assets in foreign securities.  It also may invest in stocks that don’t pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

Temporary Investments:

In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily held in cash.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth by investing approximately 50% of its assets in growth stocks of large companies and approximately 50% of its assets in value stocks of large companies.

Principal Investment Policies and Risks:

The Portfolio will invest primarily in common stocks of large U.S. companies included in the Russell 1000® Index (the “Russell 1000®”).  The Russell 1000® is a market capitalization-weighted index that measures the performance of the 1,000 largest U.S. companies.  As of December 31, 2004, the average market capitalization of the companies in the Russell 1000® was approximately $82.86 billion.  The size of the companies in the Russell 1000® will change with market conditions.

Normally, about 65-105 companies will be represented in the Portfolio, with 25-35 companies primarily from the Russell 1000® Growth Index (the “Growth Index”) constituting approximately 50% of the Portfolio’s net assets, and 40-70 companies primarily from the Russell 1000® Value Index (the “Value Index”) constituting the remainder of the Portfolio’s net assets.  Daily purchases and reinvested distributions and redemptions and expense items will be divided between the two portfolio segments for purposes of maintaining the targeted allocation between growth and value stocks (the “Target Allocation”).  Normally, while it is not expected that the allocation of assets between portfolio segments will deviate more than 10% from the Target Allocation, it is possible that this deviation may be higher.  Factors such as market fluctuation, economic conditions, corporate transactions and declaration of dividends may result in deviations from the Target Allocation.  In the event the allocation of assets to the portfolio segments differs by more than 10% from the Target Allocation (e.g., 60% of the Portfolio’s net assets invested in growth stocks and 40% of the Portfolio’s net assets invested in value stocks), the Sub-Advisers will rebalance each portfolio segment’s assets in order to maintain the Target Allocation.  As a consequence, assets may be allocated from the portfolio segment that has appreciated more or depreciated less to the other.  Rebalancing may entail transaction costs which over time may be significant.

The Growth Index measures the performance of the Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.  The Value Index measures the performance of the Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.  This combination of growth stocks and value stocks is intended to enhance performance of the Portfolio over time, and reduce the Portfolio’s overall risk in comparison to funds which invest

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exclusively in growth or value stocks.  During particular periods, the Portfolio may outperform or underperform funds which invest exclusively in growth or in value stocks.

The investment strategy of the Sub-advisor responsible for the portion of the Portfolio’s assets invested in growth stocks emphasizes stock selection.  The Sub-advisor relies heavily upon the fundamental analysis and rigorous research of its internal research staff.  The Sub-advisor selects investments based on strong management, superior industry positions, excellent balance sheets and superior earnings growth; where all of these strengths have not been reflected in the company’s stock price.  In managing the Portfolio, the Sub-advisor seeks to take advantage of market volatility.  During market declines, the Sub-advisor will add to positions, causing the Portfolio to become somewhat more aggressive.  Conversely, in rising markets, the Sub-advisor will trim or eliminate positions and as a result the Portfolio will become more conservative.

The method of selecting the investments used by the Sub-advisor responsible for the portion of the Portfolio’s assets invested in value stocks is to measure each stock’s long-term expected return by comparing the price of the security to the company’s long-term cash flows.  The Sub-advisor will only purchase those stocks that it has above-average confidence in the reliability of its analysts’ forecasts.  The Sub-advisor may delay its purchase of securities if recent weakness in the stock or negative earnings revisions by analysts indicate that the stock price is likely to decline in the near future, and it may delay its sale of securities if recent strength in the stock or upward earnings revisions indicate the stock is likely to rise soon.  The Sub-advisor will control risk within the value portion of the Portfolio by reviewing whether there is undue portfolio exposure to industry sector and other risk factors.  The Sub-advisor will take more risk when unusually large value distortions within the value realm create unusually large opportunities to add returns, and it will take less risk when the opportunities are limited.

Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio’s share price therefore may fluctuate substantially.  The Portfolio’s share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry).  The Portfolio’s focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies.  Because the Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s share price.

Other Investments:

In addition to investing in equity securities, the Portfolio also may:

•                  invest up to 20% of the growth portion of its net assets in convertible securities;

•                  invest up to 5% of the growth portion of its net assets in rights or warrants;

•                  invest up to 15% of its total assets in foreign securities

•                  purchase and sell exchange-traded index options and stock index futures contracts; and

•                  write covered exchange-traded call options on its securities up to 15% of the growth portion of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all options, 10% of the growth portion of its total assets.

For purposes of the Portfolio a foreign security is a security issued by a non-U.S. company, which is defined as a company that: (1) is organized outside the United States; (ii) has its principal place of business outside the United States; and (iii) issues securities traded principally in a foreign country.  Companies that do not fall within the definition of a non-U.S. company would be considered a U.S. company and therefore not subject to the above limitation on foreign securities.

American Depositary Receipts (ADRs) are not considered foreign securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.

For additional information about these investments and risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  Although it does not expect to do so ordinarily, when business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest in high-grade, short-term, fixed-income securities (which may include U.S. Government securities) or hold its assets in cash.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

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AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

The Portfolio will pursue its objective by investing primarily in common stocks.  The Sub-advisor expects that the majority of the Portfolio’s assets will be invested in the common stocks of large companies that appear to be undervalued.  Among other things, the Portfolio seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound.  The Sub-advisor’s investment approach is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace.

Portfolio investments are selected by the Sub-advisor based upon a model portfolio of 125-175 stocks constructed by the Sub-advisor.  In selecting investments for the model portfolio, the Sub-advisor takes a “bottom-up” approach.  In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.  The Sub-advisor relates present value of each company’s forecasted future cash flow to the current price of its stock.  The Sub-advisor ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued.

Once the expected return for each stock is calculated, the Sub-advisor adjusts for timing and concentration risks.  Securities are ranked by risk-adjusted expected returns.  Securities ranked in the top third of its valuation universe, if selected, are over-weighted in the Portfolio because they represent the most undervalued stocks in its universe.  The Sub-advisor market weights securities ranked in the middle third of its universe, if selected, to add diversification to the Portfolio.  To control variability in premium, the Sub-advisor also holds the largest capitalization securities (at under-weighted positions) even when they rank in bottom third of the universe.  If a security falls in the ranking from the top third of the Sub-advisor’s valuation universe to the middle third, the Sub-advisor may reduce the Portfolio’s position to market weight.  If the security’s ranking continues to fall into the bottom third of its universe, the Sub-advisor may either sell it or, if it is a very large capitalization stock, will underweight it.  The Sub-advisor may from time to time deviate from the foregoing process with respect to the weighting of individual securities in the Portfolio when determined appropriate by the Sub-advisor.

The Sub-advisor may delay the Portfolio’s purchase of securities if recent weakness in the stock or negative earnings revisions by analysts indicate that the stock price is likely to decline in the near future, and it may delay the Portfolio’s sale of securities if recent strength in the stock or upward earnings revisions indicate the stock is likely to rise soon.  The Sub-advisor will control risk by reviewing whether there is undue portfolio exposure to industry sector and other risk factors.  The Sub-advisor will take more risk when unusually large value distortions within the value realm create unusually large opportunities to add returns, and it will take less risk when the opportunities are limited.

The Sub-advisor also seeks to control risks by correlating the size of initial purchases by the Portfolio to the security’s benchmark weighting, within plus or minus 0.5%.  If market appreciation of a security brings the security’s weighting to 1.0% above or below its benchmark weighting (at the time), the size of the holding is generally increased or reduced accordingly.  Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio’s share price therefore may fluctuate substantially.  The Portfolio’s share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry).  The Portfolio’s focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies.  While the Portfolio’s value investing historically has involved less risk than investing in growth companies, investing in value stocks carries the risks that the market will not recognize the stock’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

Derivatives.  The Portfolio may invest in various instruments that are or may be considered derivatives, including securities index futures contracts and related options.  These instruments may be used for several reasons: to simulate full investment in equities while retaining cash for fund management purposes, to facilitate trading, or to reduce transaction costs.  The Portfolio will not use derivatives for speculative purposes or to leverage its assets.  The Portfolio will limit its use of

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securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Portfolio’s assets and the percentage of the Portfolio’s assets being used to cover its obligations under futures and options does not exceed 50%.

Additional information about these derivative instruments and their risks is included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  The Portfolio may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests.  These securities include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by any of the states, repurchase agreements, commercial paper, and certain bank obligations.  The Portfolio will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

AST COHEN & STEERS REALTY PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to maximize total return through investment in real estate securities.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities of real estate related issuers.  The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income.

Generally, the equity securities of real estate related issuers will consist of:

•                  common stocks (including shares in real estate investment trusts),

•                  rights or warrants to purchase common stocks,

•                  securities convertible into common stocks where the conversion feature represents, in the Sub-advisor’s view, a significant element of the securities’ value, and

•                  preferred stocks.

Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate.  The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Real estate companies may include real estate investment trusts (“REITs”).  REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.  REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents.  Equity REITs can also realize capital gains or losses by selling properties.  Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

As a fund that invests primarily in equity securities, the Portfolio will be subject to many of the same risks as other equity funds.  The Portfolio also will be subject to certain risks related specifically to real estate securities, and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

While the Portfolio will not invest in real estate directly, securities of real estate companies may be subject to risks similar to those associated with the direct ownership of real estate.  These include risks related to general and local economic conditions, dependence on management skill, heavy cash flow dependency, possible lack of available mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from environmental problems, casualty or condemnation losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

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In general, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended.  In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

Non-Diversified Status.  The Portfolio is classified as a “non-diversified” investment company under the 1940 Act, which means the Portfolio is not limited by the Investment Company Act of 1940 in the proportion of its assets that may be invested in the securities of a single issuer.  However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders.  As a non-diversified fund, a price decline in any one of the Portfolio’s holdings may have a greater effect on the Portfolio’s value than on the value of a fund that is more broadly diversified.

Other Investments:

The Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange.  The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing.   The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities.  The Portfolio may also enter into short sales, which are transactions in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of the security will decline.  The Sub-advisor expects that the Portfolio will use these techniques on a relatively infrequent basis.

Additional information about these techniques and their risks is included below under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  When the Sub-advisor believes that market or general economic conditions justify a temporary defensive position, the Portfolio will invest all or a portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum total return will be limited. The Portfolio may also invest funds awaiting investment or funds held to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to outperform the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500®“) through active stock selection resulting in different weightings of common stocks relative to the index.

Principal Investment Policies and Risks:

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in securities included in the S&P 500®.  The 80% investment requirement applies at the time the Portfolio invests its assets.

The S&P 500® is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the “NYSE”).  The Sub-advisor believes that the S&P 500® is representative of the performance of publicly traded common stocks in the U.S. in general.

In seeking to outperform the S&P 500®, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index.  It then uses a set of fundamental, quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500®.  Based on these criteria, the Sub-advisor determines whether the Portfolio should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500® that the stock represents.  In addition, the Sub-advisor may determine based on the quantitative criteria that (1) certain S&P 500® stocks should not be held by the Portfolio in any amount, and (2) certain equity securities that are not included in the S&P 500® should be held by the Portfolio.  The Portfolio may invest up to 15% of its total assets in equity securities not included in the S&P 500®.  The Portfolio is an actively managed fund.

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As a mutual fund investing primarily in common stocks, the Portfolio is subject to the risk that common stock prices will decline over short or even extended periods.  The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.  The Sub-advisor believes that the various quantitative criteria used to determine which stocks to over- or under-weight will balance each other so that the overall risk of the Portfolio is not likely to differ materially from the risk of the S&P 500® itself.  While the Portfolio attempts to outperform the S&P 500®, it is not expected that any outperformance will be substantial.  The Portfolio also may underperform the S&P 500® over short or extended periods.

About the S&P 500®.  The S&P 500® is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States.  Stocks in the S&P 500® are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock’s current price).  The composition of the S&P 500® is determined by S&P based on such factors as market capitalization, trading activity, and whether the stock is representative of stocks in a particular industry group.  The composition of the S&P 500® may be changed from time to time.  “Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager.

The Portfolio is not sponsored, endorsed, sold or promoted by Standard &Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”).  S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® to track general stock market performance.  S&P’s only relationship to the Investment Manager or the Sub-advisor is a license provided to the Investment Manager of certain trademarks and trade names of S&P and of the S&P 500®, which is determined, composed and calculated by S&P without regard to the Investment Manager, Sub-advisor, or Portfolio.  S&P has no obligation to take the needs of the Investment Manager, Sub-advisor or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500®.  S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio, or in the determination or calculation of the Portfolio’s net asset value.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® or any data included therein and shall have no liability for any errors, omissions, or interruptions therein.  S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, shareholders of the Portfolio, or any other person or entity from the use of the S&P 500® or any data included therein.  S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® or any data included therein.  Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Other Investments:

Derivatives.  The Portfolio may invest in various instruments that are or may be considered derivatives, including securities index futures contracts and related options, warrants and convertible securities.  These instruments may be used for several reasons:  to simulate full investment in the S&P 500® while retaining cash for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when the futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or the S&P 500®.  The Portfolio will not use derivatives for speculative purposes or to leverage its assets.  The Portfolio will limit its use of securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Portfolio’s assets and provided that the percentage of the Portfolio’s assets being used to cover its obligations under futures and options does not exceed 50%.

Additional information about these derivative instruments and their risks is included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  The Portfolio may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500®.  These securities include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by any of

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the states, repurchase agreements, commercial paper, and certain bank obligations.  The Portfolio will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO:

Investment Objective:  The primary investment objective of the Portfolio is to seek capital growth.  Current income is a secondary investment objective.

Principal Investment Policies and Risks:

The Portfolio’s investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology.  In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of the stock), from most attractive to least attractive.  This is determined by using a computer model that combines measures of at stock’s value as well as measures of its growth potential.  To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others.  To measure growth, the Sub-advisor uses the rate of growth in a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the Sub-advisor uses a technique called portfolio optimization.  In portfolio optimization, the Sub-advisor uses a compute to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return.  The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk.

The Sub-advisor does not attempt to time the market.  Instead, it intends to keep the Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

The value of the Portfolio’s shares depends on the value of the stocks and other securities it owns.  The value of the individual securities the Portfolio owns will up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

The Portfolio’s performance will be closely tied to the performance of its benchmark.  If the Portfolio’s benchmark goes down, it is likely that the Portfolio’s performance will go down.

Although current income is an objective for the Portfolio, if the stocks that make up its benchmark do not have a high dividend yield, the Portfolio’s dividend will not be high.

The Portfolio’s performance also may be affected by investments in initial public offerings (IPOs).  The impact of IPOs on the Portfolio’s performance depends on the strength of the IPO market and the size of the Portfolio.  IPOs may have impact on the Portfolio’s performance as its assets grow.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor.  If the market is not favoring the quantitative style used by the Portfolio and/or the stocks contained in the Portfolios’ respective benchmark, the Portfolios’ gains may not be as big as, or their losses may be bigger than, other equity funds using different investment styles.

Other Investments:

When the Sub-advisor believes that it is prudent, the Portfolio may invest a portion of their assets in convertible debt securities, equity equivalent securities, foreign securities, short-term securities, non-leveraged futures  contracts  and other  similar  securities.  Futures contracts, a type of derivative security, can help the Portfolios’ cash assets remain liquid while performing more like stocks.  The Sub-advisor has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.  For example, the Sub-advisor cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than it invested.

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AST ALLIANCE GROWTH AND INCOME PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

The Portfolio normally will invest in common stocks (and securities convertible into common stocks).

The Sub-advisor will take a value-oriented approach, in that it will try to keep the Portfolio’s assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects.  In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

In seeking to achieve its objective, the Portfolio invests primarily in the equity securities of U.S. companies that the Sub-advisor believes are undervalued.  The Sub-advisor believes that, over time, stock prices (of companies in which the Portfolio invests) will come to reflect the companies’ intrinsic economic values.  The Sub-advisor uses a disciplined investment process to evaluate the companies in its extensive research universe.  Through this process, the Sub-advisor seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The Sub-advisor’s analysts prepare their own earnings estimates and financial models for each company followed.  The Sub-advisor employs these models to identify equity securities whose current market prices do not reflect what it considers to be their intrinsic economic value.  In determining a company’s intrinsic economic value, the Sub-advisor takes into account any factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value.  The Sub-advisor then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their stock prices and their intrinsic economic values, with companies with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

Other Investments:

The Portfolio, in addition to investing in common stocks and convertible securities, may write covered call options listed on domestic securities exchanges with respect to securities in the Portfolio.  It is not intended for the Portfolio to write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio’s net assets at the time an option is written.  The Portfolio also may purchase and sell forward and futures contracts and related options for hedging purposes.  The Portfolio may also invest up to 10% of its net assets (at the time of investment) in foreign securities, and invest in straight bonds and other debt securities.

Temporary Investments.  The Portfolio may invest in short-term debt and other high quality fixed-income securities to create reserve purchasing power and also for temporary defensive purposes.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST GLOBAL ALLOCATION PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of mutual funds.

Principal Investment Policies and Risks:

The Portfolio seeks to achieve its investment objective by investing in several AST Portfolios (the “Underlying Portfolios”) selected by the Investment Manager, government securities and cash.  The Sub-advisor does not exercise any judgment or discretion in the selection of any Underlying Portfolio and shall have no responsibility to oversee, monitor or otherwise direct the management of the Underlying Portfolios.  The Trust may, in the future, seek exemptive relief from the provisions of the Investment Company Act of 1940 at which time the Portfolio may invest in other securities including derivatives.  The Portfolio allocates its assets by investing in shares of a diversified group of Underlying Portfolios.  The Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments.  The Portfolio is expected to be invested in at least six Underlying Portfolios at any time.  The investment objectives of such Underlying Portfolios will be diversified.

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The precise allocation among the Underlying Portfolios, government securities and cash investments will depend on the Sub-advisor’s outlook for the markets.  Shifts among Underlying Portfolios focused on different asset classes will normally be done gradually and the Sub-advisor will not attempt to precisely “time” the market.  The Portfolio’s investments in Underlying Portfolios that may invest significant portions of their assets in foreign equity and debt securities are intended to provide additional diversification.  The Sub-advisor will normally have at least three different countries represented in the foreign equity category.

The Portfolio can change the allocations of its assets among Underlying Portfolios, government securities and cash at any time, if the Investment Manager believes that doing so would better enable the Portfolio to pursue its investment objective.  From time to time, the Portfolio adjusts its investment allocation within set limits based on the Sub-advisor’s outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Portfolio.  The intention is to re-balance the specific allocations periodically.  Additionally the Portfolio may deviate from set limits when, in the Sub-advisor’s opinion, it is necessary to do so to pursue the Portfolio’s investment objective or for temporary defensive purposes.  Shares of the Underlying Portfolios, may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The Portfolio is subject to a number of risks inherent in certain types of securities held by the Underlying Portfolios.  Some of these risks include, but are not limited to the following risks: equity securities may decline because the stock market as a whole declines, or because of reasons specific to a company, such as disappointing earnings or changes in its competitive environment; the Portfolio’s level of risk will increase if a significant portion of the Portfolio is allocated to investment in securities of small-cap companies; and, any fixed income allocation of the Portfolio may be subject to changes in market interest rates and changes in the credit quality of specific issuers.  Investment allocation in fixed income securities with intermediate to long maturities, could subject the Portfolio to the risk of substantial declines in the Portfolio’s share price when there are significant changes in market interest rates.  The Portfolio’s level of risk will increase if a significant portion of the Portfolio is allocated to investment in lower-rated high yield bonds or in foreign securities.  The Portfolio’s allocation of investments in mortgage-backed and asset-backed securities carry special risks in the event of declining interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

As a fund that invests in mutual funds (i.e., a fund of funds), the Portfolio would be considered “diversified” because it invests in the securities of the Underlying Portfolios, each of which is a diversified investment company, and excluding securities held by the Underlying Portfolios, the Portfolio may “look through” to the Underlying Portfolios to determine its diversification status.

It is expected that the Portfolio normally will be invested in six Underlying Portfolios.  It is expected that, at most times, each of these six portfolios will invest primarily in particular asset classes designated by the Investment Manager, and that the Portfolio will be invested in at least one AST Portfolio focused on each of these asset classes.  These asset classes are “large cap value”, “small cap value”, “large cap growth”, “small cap growth”, international equity and domestic bond (“cap” is short for capitalization, and refers to the level of capitalization of the companies in which a portfolio invests).  It also is expected that, the Sub-advisor also will be the Sub-advisor for each of the following Underlying Portfolios in which assets may be allocated provided, however, the Investment Manager may direct the Sub-advisor from time to time to cease investments in any of the Underlying Portfolios and to commence investment in one or more other Underlying Portfolios chosen by the Investment Manager, including an Underlying Portfolio for which the Sub-advisor does not serve as Sub-advisor: the DeAM Large-Cap Value Portfolio; the DeAM Small Cap-Growth Portfolio; the DeAM Small-Cap Value Portfolio and the LSV International Value Portfolio.  The Sub-advisor is also expected to invest in the AST PIMCO Total Return Bond Portfolio and the AST Alliance Growth Portfolio.

Government Securities.  Government securities investments may include, but are not limited to, U.S. Treasury and agency issues.  Any cash reserves component will consist of high quality domestic and foreign money market instruments. For additional information about the risks involved with fixed income securities, see this Prospectus under “Certain Risks Factors and Investment Methods.”

Mutual Fund Shares.  Mutual fund shares have risks, and the value of those shares fluctuate.  Since the assets of the Portfolio may be invested in shares of the Underlying Portfolios, the investment performance of the Portfolio may be related to the investment performance of the Underlying Portfolios in which the Portfolio may invest.  The Portfolio has no control over the Underlying Portfolios’ investment strategies.  The policy of the Portfolio in part is to allocate assets among

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the Underlying Portfolios within certain limits.  Therefore, the Portfolio may have less flexibility to invest than a mutual fund without such constraints.  Finally, the Portfolio, to the extent that it invests in mutual fund shares, may be exposed to the same risks as the Underlying Portfolios in direct proportion to the allocation of its assets among the Underlying Portfolios.  These risks include the risks associated with a multi-manager approach to investing (should assets be allocated to Underlying Portfolios that do not have as Sub-advisor the Sub-advisor of this Portfolio).

The Portfolio’s exposure, through the Underlying Portfolios, to international investments subjects the Portfolio to risks posed by political or economic conditions and regulatory requirements of a particular country which may be less stable or mature than in the U.S.

The officers and Trustees of the Portfolio presently serve as officers and Trustees of the Underlying Portfolios.  ASISI serves as the investment manager for all the Underlying Portfolios in which this Portfolio may invest, and DeAM is the Sub-advisor for certain of the Underlying Portfolios.  Therefore conflicts may arise as those persons fulfill their fiduciary responsibilities to the Portfolio and to the Underlying Portfolios.

For additional information about the risks involved with mutual funds, see this Prospectus under “Certain Risks Factors and Investment Methods.”

Temporary Investments. The Portfolio may maintain cash reserves without limitation for temporary defensive or transition purposes.  While the Portfolio is in a defensive or transition position, the opportunity to achieve its investment objective of a high level of total return may be limited.  Cash reserves also provide flexibility in meeting redemptions and paying expenses.

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth and current income.

Principal Investment Policies and Risks:

The Portfolio intends to maintain approximately 60% of its assets in equity securities and the remainder in bonds and other fixed income securities.  Both the Portfolio’s equity and fixed income investments will go up and down in value.  The equity securities will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The fixed income investments will be affected primarily by rising or falling interest rates and the continued ability of the issuers of these securities to make payments of interest and principal as they become due.  As a Portfolio that invests both in equity and fixed income securities, the Portfolio’s risk of loss and share price fluctuation will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities.

Generally, when interest rates rise, the value of the Portfolio’s fixed-income securities will decline.  The opposite is true when interest rates decline.  The interest rate risk is higher for the fixed-income portion of the Portfolio than for funds that have a shorter weighted average maturity, such as money market and short-term bond funds.

The lowest rated bonds in which the portfolio may invest, BBB- and BB-rated bonds, contain some speculative characteristics.  Having these bonds in the portfolio means the Portfolio’s value may go down more if interest rates or other economic conditions change than if the Portfolio contained only higher-rated bonds.

Because the equity portion of the Portfolio uses quantitative management techniques to try to achieve a total return that exceeds the total return of the S&P 500 Index, its performance will correlate to the index’s performance.  If the index goes down, it is likely that the Portfolio’s performance will go down.

Equity Investments.  For the equity portion of the Portfolio, the Sub-advisor utilizes quantitative management techniques in a two-step process that draws heavily on computer technology.  In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock) from most attractive to least attractive.  These rankings are determined by using a computer model that combines measures of a stock’s value and measures of its growth potential.  To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others.  To measure growth, the manager uses the rate of growth in a company’s earnings and changes in its earnings estimates, as well as other factors.

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In the second step, the Sub-advisor uses a technique called portfolio optimization.  In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described above that it thinks will provide the best balance between risk and expected return.  The goal is to create an equity portfolio that provides better returns than the S&P 500® Index without taking on significant additional risk.

Fixed Income Investments.  The fixed-income portion of the Portfolio is invested primarily in a diversified portfolio of high-grade government, corporate, asset-backed and similar securities payable in U.S. currency.  At least 80% of the fixed-income assets will be invested in securities that, at the time of purchase, are rated within the three highest categories by a nationally recognized statistical rating organization.  Up to 20% of the fixed-income portion may be invested in securities rated in the fourth category, and up to 15% may be invested in securities rated in the fifth category.  Under normal market conditions, the weighted average maturity of the fixed-income portion of the Portfolio will be in the three- to 10-year range.

Other Investments:

When the Sub-advisor believes it is prudent, the Portfolio may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities and other similar securities.  The Portfolio also may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swap agreements), or in mortgage- or asset-backed securities, provided that such investments are in keeping with the Portfolio ‘s investment objective.  Futures contracts, a type of derivative security, can help the Portfolio ‘s cash assets remain liquid while performing more like stocks.  The Sub-advisor has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.  For example, the Sub-advisor cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than it invested.  The Sub-advisor does not attempt to time the market.  Instead, under normal market conditions, they intend to keep the equity portion of the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.  Derivatives are subject to a number of risks including, liquidity, interest rate, market, and credit risk.  They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the swap agreement.  Gains or losses involving some futures, options, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Portfolio.

For further information on these securities and investment practices, see this Prospectus under “Certain Risk Factors and Investment Methods.”

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Principal Investment Policies and Risks:

The Portfolio normally invests approximately 60% of its total assets in equity securities and 40% in fixed income securities.  This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.

The Sub-advisor concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects.  The Portfolio’s exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio.  Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities.  The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or “junk”

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bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%).

The precise mix of equity and fixed income investments will depend on the Sub-advisor’s outlook for the markets.  When deciding upon asset allocations, the Sub-advisor may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth.  The opposite may be true when strong economic growth is expected.  The Portfolio’s investments in foreign equity and debt securities are intended to provide additional diversification, and the Sub-advisor will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

As a fund that invests both in equity and fixed income securities, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities.  Of course, both equity and fixed income securities may decline in value.

Equity securities may decline because the stock market as a whole declines, or because of reasons specific to the company, such as disappointing earnings or changes in its competitive environment.  The Portfolio’s level of risk will increase if a significant portion of the Portfolio is invested in securities of small-cap companies.  Like other fixed income funds, the fixed income portion of the Portfolio is subject to changes in market interest rates and changes in the credit quality of specific issuers.  Because of the Portfolio’s focus on fixed income securities with intermediate to long maturities, changes in market interest rates may cause substantial declines in the Portfolio’s share price.  The Portfolio’s level of risk will increase if a significant portion of the Portfolio is invested in lower-rated high yield bonds or in foreign securities.  Because a significant portion of the Portfolio’s fixed income investments may be in mortgage-related and asset-backed securities, this could add increased volatility and carry special risks in the event of declining interest rates which would cause prepayments to increase, and the value of the securities to decrease.

Equity Securities.  When selecting particular stocks to purchase, the Sub-advisor will examine relative values and prospects among growth and value-oriented stocks, domestic and international stocks, and small-to large-cap stocks.  Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries.  Investments in non-U.S. dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return.  Stocks of companies in developing countries may also be included.  The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.

Investments in small companies involve both higher risk and greater potential for appreciation.  These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group.  In addition, their securities may trade less frequently and move more abruptly than securities of larger companies.

Fixed Income Securities.  Bond investments are primarily investment grade (top four credit ratings) and are chosen from across the entire government and corporate bond markets.  A significant portion of the Portfolio’s fixed income investments may be in mortgage-related (including mortgage dollar rolls and derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities.  While the weighted average maturities of each component of the fixed income portion (i.e., investment grade, high yield, etc.) of the Portfolio will differ, the weighted average maturity of the fixed income portion as a whole (except for the cash reserves component) is expected to be in the range of 7 to 12 years.  Maturities will reflect the sub-advisor’s outlook for interest rates.  The cash reserves component will consist of high quality domestic and foreign money market instruments, including money market funds managed by the Sub-advisor.

Other Investments:

The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio’s exposure to the equity markets.  The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices.  The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and

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securities.  To the extent the Portfolio uses these investments, it will be exposed to additional volatility and potential losses.  The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

For an additional discussion of these other investments and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  As noted above, up to 20% of the fixed income portion of the Portfolio normally may consist of cash reserves including repurchase agreements.  In addition, the Portfolio may maintain cash reserves without limitation for temporary defensive purposes.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of a high level of total return may be limited.  Cash reserves also provide flexibility in meeting redemptions and paying expenses.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities.  The 80% investment requirement applies at the time the Portfolio invests its assets.  To achieve its objectives, the Portfolio intends to invest primarily in all types of high quality bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds and mortgage-related and asset-backed securities of U.S. and foreign issuers.

The Portfolio may also invest in convertible securities and corporate commercial paper; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed portfolio loans and revolving credit securities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by federal, state or local governments and their agencies and government-sponsored enterprises; obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure.  The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality.  The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging.  These bonds must, at the time of purchase, have received an investment-grade rating from at least one rating agency (or if unrated, must have a Sub-advisor equivalent rating) but could be rated below investment-grade by other agencies.  Such bonds are called “split-rated”).

Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities.  The Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies (“cross-hedging”).  The Sub-advisor also attempts to reduce currency risks through diversification among foreign securities and active management of currency exposures.  The Sub-advisor may use foreign forward currency contracts (“forwards”)  to hedge the risk to the Portfolio when foreign currency exchange rate movements are expected to be unfavorable to U.S. investors. The Sub-adviser may use forwards in an effort to benefit from a currency believed to be appreciating in value versus other currencies. The Sub-advisor may also invest in currencies or forwards in cases where the Portfolio does not hold bonds denominated in that currency, for example, in situations where the Sub-advisor wants currency exposure to a particular market but believes that the bonds are unattractive.  Under certain circumstances, the Sub-advisor may commit a substantial portion of the Portfolio to currencies  and forwards If the Sub-advisor’s forecast of currency movements proves wrong, this  investment activity may cause a loss.  Also, for emerging markets, it is often not possible to hedge the currency risk associated with emerging market bonds because their currency markets are not sufficiently developed.

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The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds (“junk bonds”) and emerging market bonds.  Some emerging market bonds, such as Brady Bonds, may be denominated in U.S. dollars.  In addition, the Portfolio may invest up to 30% of its assets in mortgage-related (including mortgage-dollar rolls and derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

Like any fixed income fund, the value of the Portfolio will fluctuate in response to changes in market interest rates and the credit quality of particular companies.  International fixed income investing, however, involves additional risks that can increase the potential for losses.  These additional risks include varying stages of economic and political development of foreign countries, differing regulatory and accounting standards in non-U.S. markets, and higher transaction costs. Because a substantial portion of the Portfolio’s investments are denominated in foreign currencies, exchange rates are also likely to have a significant impact on total Portfolio performance.  For example, a rise in the U.S. dollar’s value relative to the Japanese yen will decrease the U.S. dollar value of a Japanese bond held in the Portfolio, even though the price of that bond in yen remains unchanged.  Therefore, because of these currency risks and the risks of investing in foreign securities generally, the Portfolio will involve a greater degree of risk and share price fluctuation than a fund investing primarily in domestic fixed income securities, but ordinarily will involve less risk than a fund investing exclusively in foreign fixed income securities.  In addition, the Portfolio’s focus on longer maturity bonds will tend to cause greater fluctuations in value when interest rates change.  The Portfolio’s investments in mortgage-backed and asset-backed securities could further result in increased volatility, as these securities are sensitive to interest rate changes.  Further, these securities carry special risks in the event of declining interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

Types of Debt Securities.  The Portfolio’s investments in debt securities may include securities issued or guaranteed by the U.S. and foreign governments, their agencies, instrumentalities or political subdivisions, securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, InterAmerican Development Bank or the World Bank), bank or bank holding company securities, foreign and domestic corporate debt securities, and commercial paper.

The Portfolio may invest in zero coupon securities, which are securities that are purchased at a discount from their face value, but that do not make cash interest payments. Zero coupon securities are subject to greater fluctuation in market value as a result of changing interest rates than debt obligations that make current cash interest payments.

The Portfolio may invest in Brady Bonds, which are used as a means of restructuring the external debt burden of certain emerging countries.  Even if the bonds are collateralized, they are often considered speculative investments because of the country’s credit history or other factors.  The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies.  Such trusts have been the only or primary way to invest in certain countries.  In addition to bearing their proportionate share of the Trust’s expenses, shareholders will also indirectly bear similar expenses of such trusts.

The Portfolio from time to time may invest in debt securities convertible into equities.

Nondiversified Investment Company.  The Portfolio intends to select its investments from a number of country and market sectors, and intends to have investments in securities of issuers from a minimum of three different countries (including the United States).  However, the Portfolio is considered a “nondiversified” investment company for purposes of the Investment Company Act of 1940.  As such, the Portfolio may invest more than 5% of its assets in the fixed-income securities of individual foreign governments.  The Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer, except with respect to certain short-term investments.  As a nondiversified fund, a price decline in any one of the Portfolio’s holdings may have a greater effect on the Portfolio’s value than on the value of a fund that is more broadly diversified.

Other Investments:

Swap Agreements.  The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return or for the purpose of hedging a portfolio position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments.  The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular

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interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Under most swap agreements entered into by the Portfolio, the parties’ obligations are determined on a “net basis.”  Consequently, the Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

There are risks in the use of swaps.  Whether the Portfolio’s use of swap agreements will be successful will depend on the sub-advisor’s ability to predict that certain types of investments are likely to produce greater returns than other investments.  Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated.  Total return swaps could result in losses if the reference index, security or investments do not perform as anticipated.  Credit default swaps could result in losses if the sub-advisor does not correctly evaluate the creditworthiness of  the company on which the credit default swap is based.   Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt.     The Portfolio will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the Portfolio under all outstanding swap agreements will exceed 10% of total assets.

The Portfolio may buy and sell futures contracts (and related options) for a number of reasons including: to manage exposure to changes in interest rates, securities prices and currency exchange rates; as an efficient means of adjusting overall exposure to certain markets; to earn income; to protect the value of portfolio securities; and to adjust the portfolio’s duration.  The Portfolio may purchase or write call and put options on securities, financial indices, and foreign currencies.  The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Additional information on the securities in which the Portfolio may invest and their risks in included below under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  To protect against adverse movements of interest rates, the Portfolio may invest without limit in short-term obligations denominated in U.S. and foreign currencies such as certain bank obligations, commercial paper, short-term government and corporate obligations, repurchase agreements and money market mutual funds managed by the Sub-advisor.  Cash reserves also provide flexibility in meeting redemptions and paying expenses.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of high current income and capital growth may be limited.

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek a high level of current income and may also consider the potential for capital appreciation.

Principal Investment Strategies and Risks:

The Portfolio will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (‘‘Net Assets’’) in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities.  Non-investment grade securities are securities rated BB, Ba or below by Moody’s Investors Services, Inc. or Standard & Poor’s Corporation, or, if unrated, determined by the Sub-Adviser to be of comparable quality.

The Portfolio may invest in all types of fixed income securities, including, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal Securities and preferred stock.  The Portfolio may purchase the securities of issuers that are in default.

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The Portfolio may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency.  However, to the extent that the Sub-Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-U.S. dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.

Under normal market conditions, the Portfolio may invest up to 20% of its Net Assets in investment grade fixed-income securities, including U.S. Government Securities.  The Portfolio may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Portfolio or when the equity securities are received by the Portfolio in connection with a corporate restructuring of an issuer.

To the extent the Portfolio invests in sovereign debt obligations the Portfolio will be subject to the risk that the issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.  There are also risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.  The risks associated with the general economic environment of a country can encompass, among other things, low quality and growth rate of Gross Domestic Product (‘‘GDP’’), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.  The risk factors associated with the inability of a country to pay its external debt obligations in the immediate future may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

Foreign Risk -The Portfolio will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Portfolio will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when the Portfolio invests in issuers located in emerging countries.

Emerging Countries Risk—The Portfolio may invest in emerging countries. The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

‘‘Junk Bond’’ Risk—The Portfolio will invest in non-investment grade fixed-income securities (commonly known as ‘‘junk bonds’’) that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities.  The 80% investment requirement applies at the time the Portfolio invests its assets.

Fixed income securities include securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed

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portfolio loans and revolving credit securities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies and government-sponsored enterprises; obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

To pursue its objective, the Portfolio normally invests primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks.  At least 20% of the Portfolio’s assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

The Sub-advisor believes that a high total return (current income and capital growth) may be derived from an actively managed, diversified portfolio of investments.  Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, the Sub-advisor attempts to reduce the Portfolio’s risks.  The Sub-advisor seeks unusual values, using fundamental, “bottom-up” research (i.e., research on individual companies rather than the economy as a whole) to identify undervalued securities.  The Portfolio may find good value in high yield securities, sometimes called “lower-rated bonds” or “junk bonds,” and frequently may have more than half of its assets invested in those securities.  Higher yield on debt securities can occur during periods of high inflation when the demand for borrowed money is high.  Also, buying lower-rated bonds when the Sub-advisor believes their credit risk is likely to decrease may generate higher returns.

The Portfolio may also make significant investments in mortgage-backed securities.  Although the Portfolio expects to maintain a weighted average maturity in the range of five to twelve years, there are no maturity restrictions on the overall portfolio or on individual securities.

The Portfolio may invest up to 20% of its net assets in equity securities.  These include common stocks, preferred stocks, convertible preferred stocks, warrants, stock purchase rights and similar instruments.

As a fund that invests primarily in fixed income securities, the Portfolio is subject to the general risks and considerations associated with investing in such securities.  The value of an investment in the Portfolio will change as market interest rates fluctuate.  When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.  The Portfolio generally maintains a relatively long average maturity, and longer-term debt securities are usually more sensitive to interest rate changes.  Put another way, the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Portfolio, a risk that will be relatively high because the Portfolio will likely have substantial junk bond investments.  The Portfolio may sustain losses if an issuer defaults as to principal and/or interest payments after the Portfolio purchases its securities.  In addition, the market for high yield securities generally is less liquid than the market for higher-rated securities.  In addition, the risk to which the Portfolio is subject may be high relative to other fixed income funds because of the Portfolio’s investment in convertible securities, which tend to be more volatile than non-convertible debt securities.  In addition to the risks associated with fixed income securities generally, mortgage-backed securities are subject to the additional risk that early repayments will reduce the Portfolio’s return on such securities.

To the extent that the Portfolio invests in equity securities, it will be subject to the risks associated with investing in such securities.  In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions.  The stock markets tend to be cyclical, with periods of generally rising stock prices and other periods of generally declining prices.  Accordingly, the value of the equity securities that the Portfolio holds may decline over short or extended periods.

Other Investments:

The Portfolio may invest up to 20% of its net assets in foreign securities (securities primarily traded in countries outside the United States), and may enter into forward foreign currency contracts in connection with these foreign investments.

Additional information on the types of securities and instruments in which the Portfolio may invest and their risks are included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.  While typically fully invested, the Portfolio may at times increase its investments in cash and short-term debt securities for defensive purposes.  The Portfolio may also invest in short-term fixed income securities to

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invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions.  Short-term securities include obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, and bank certificates of deposit and bankers’ acceptances.  When the Portfolio increases its cash position, the opportunity to achieve its investment objective of high total return will be limited.

AST PIMCO TOTAL RETURN BOND PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities.  The 80% investment requirement applies at the time the Portfolio invests its assets.  Fixed income securities include:

•                  securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•                  corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•                  mortgage and other asset-backed securities;

•                  inflation-indexed bonds issued by both governments and corporations;

•                  structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•                  delayed funding loans and revolving credit securities;

•                  bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•                  repurchase agreements and reverse repurchase agreements;

•                  debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

•                  obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;

•                  derivative instruments, including swap agreements; and

•                  obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued.  In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques.  The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors.  The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities.  The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor’s forecast for interest rates.  The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (“junk bonds”) but are rated B or higher by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities.  At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment.  However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, options, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize.  These investments and practices are designed to increase the Portfolio’s return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk.  Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information.  Generally, the value of fixed income securities will change inversely with changes in market interest rates.  As interest rates rise, market value tends to decrease.  This risk will be greater for long-term securities than for short-term securities.  Certain

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mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates.  The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation.  Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.  More information about some of these investments, including futures, options and mortgage-backed and asset-backed securities, is included below under “Certain Risk Factors and Investment Methods.”

U.S. Government Securities.  The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock.  Debt securities may be acquired with warrants attached.  The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions.  In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities.  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically.  While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio’s interest income to decline if market interest rates decline.

Inflation-Indexed Bonds.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds.  Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation.  Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate.  The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee.  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds.  Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon.  Some event-linked bonds are commonly referred to as “catastrophe bonds.”  If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond.  Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred.  An extension of maturity may increase volatility.  Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities.  The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations.  The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls.  In addition to entering into reverse repurchase agreements (as described below under “Certain Risk Factors and Investment Methods”), the Portfolio may also enter into dollar rolls.  In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date.  The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold.  The Portfolio also could be compensated through the receipt of fee income.  Reverse repurchase agreements and dollar rolls can be viewed as

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collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio’s share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities.  The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.  The Portfolio may invest up to 10% of its assets in securities of issuers based in developing countries (as determined by the Sub-advisor).  The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies.  The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Short Sales “Against the Box.”  The Portfolio may sell securities short “against the box.”  For a discussion of this practice, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Derivative Instruments.  The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies.  The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade.  The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices.  The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

For a discussion of futures and options and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”  The Portfolio’s investments in swap agreements are described directly below.

Swap Agreements.  The Portfolio may enter into interest rate, index, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return.  The Portfolio may also enter into options on swap agreements.  A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments.  The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  The Portfolio may be either the buyer or seller in a credit default swap transaction.  If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing.  However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.  Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties’ obligations are determined on a “net basis.”  Consequently, the Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

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Whether the Portfolio’s use of swap agreements will be successful will depend on the sub-advisor’s ability to predict that certain types of investments are likely to produce greater returns than other investments.  Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt.  The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio’s investment policies and restrictions (as stated in this Prospectus and the Trust’s SAI) swap agreements are generally valued by the Portfolios at market value.   In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations.  The Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Trust’s SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities.  The 80% investment requirement applies at the time the Portfolio invests its assets.  Fixed income securities include:

•                  securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•                  corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•                  mortgage and other asset-backed securities;

•                  inflation-indexed bonds issued by both governments and corporations;

•                  structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•                  delayed funding loans and revolving credit securities;

•                  bank certificates of deposit, fixed time deposits and bankers’ acceptances;

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•                  repurchase agreements and reverse repurchase agreements;

•                  debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

•                  obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and

•                  obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued.  In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques.  The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors.  The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities.  The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor’s forecast for interest rates.  The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (“junk bonds”) but are rated B or higher by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities.  At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment.  However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize.  These investments and practices are designed to increase the Portfolio’s return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk.  Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information.  Generally, the value of fixed income securities will change inversely with changes in market interest rates.  As interest rates rise, market value tends to decrease.  This risk will be greater for long-term securities than for short-term securities.  Therefore, the Portfolio’s share price is expected to fluctuate less than the AST PIMCO Total Return Bond Portfolio, because its average duration will be shorter.  Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates.  The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation.  Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in.  More information about some of these investments, including futures, options and mortgage-backed and asset-backed securities, is included below under “Certain Risk Factors and Investment Methods.”

U.S. Government Securities.  The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock.  Debt securities may be acquired with warrants attached.  The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions.  In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

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Variable and Floating Rate Securities.  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically.  While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio’s interest income to decline if market interest rates decline.

Inflation-Indexed Bonds.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds.  Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation.  Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate.  The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee.  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds.  Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon.  Some event-linked bonds are commonly referred to as “catastrophe bonds.”  If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond.  Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred.  An extension of maturity may increase volatility.  Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities.  The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities.  The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls.  In addition to entering into reverse repurchase agreements (as described below under “Certain Risk Factors and Investment Methods”), the Portfolio may also enter into dollar rolls.  In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date.  The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold.  The Portfolio also could be compensated through the receipt of fee income.  Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio’s share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities.  The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.  The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies.  The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Short Sales “Against the Box.”  The Portfolio may sell securities short “against the box.”  For a discussion of this practice, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Derivative Instruments.  The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies.  The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade.  The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices.  The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

For a discussion of futures and options and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”  The Portfolio’s investments in swap agreements are described directly below.

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Swap Agreements.  The Portfolio may enter into interest rate, index, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return.  The Portfolio may also enter into options on swap agreements.  A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments.  The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties’ obligations are determined on a “net basis.”  Consequently, the Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio’s use of swap agreements will be successful will depend on the sub-advisor’s ability to predict that certain types of investments are likely to produce greater returns than other investments.  Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt.  The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio’s investment policies and restrictions (as stated in this Prospectus and the Trust’s SAI) swap agreements are generally valued by the Portfolios at market value.   In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations.  The Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to

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collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Trust’s SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST MONEY MARKET PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

As a money market fund, the Portfolio seeks to maintain a stable net asset value of $1.00 per share.  In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio.  Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the U.S. government or any other entity.  For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio’s net asset value per share to fall below $1.  In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors.  In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive.  A negative yield may also cause the Portfolio’s net asset value per share to fall below $1.00.  The Investment Manager may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S. dollar-denominated securities that have effective maturities of not more than 397 days.  In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Trust, present minimal credit risks.  The Portfolio will not purchase any security (other than a United States Government security) unless:

•                  if rated by only one nationally recognized statistical rating organization (such as Moody’s and Standard & Poor’s), such organization has rated it with the highest rating assigned to short-term debt securities;

•                  if rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

•                  it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

These standards must be satisfied at the time an investment is made.  If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Directors that disposing of the investment would not be in the Portfolio’s best interest.

Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

United States Government Obligations.  The Portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities either directly or through repurchase agreements.  U.S. Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress.  Some U.S. Government Obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the

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Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the agency.  There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

Bank Obligations.  The Portfolio may invest in high quality United States dollar-denominated negotiable certificates of deposit, time deposits and bankers’ acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums.  The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).  These obligations may be supported by commitments of their member countries, and there is no assurance these commitments will be undertaken or met.

Commercial Paper; Bonds.  The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States issuers.  The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

Asset-Backed Securities.  The Portfolio may invest in asset-backed securities backed by credit card receivables, automobile loans, manufactured housing loans and home equity loans in an aggregate amount of up to 10% of the Portfolio’s net assets, subject to the limitations of rule 2a-7 under in Investment Company Act of 1940.

Synthetic Instruments.  As may be permitted by current laws and regulations and if expressly permitted by the Trustees of the Trust, the Portfolio may invest in certain synthetic instruments.  Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust.  The Sub-advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

Foreign Securities.  Foreign investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

For more information on certain of these investments, see this Prospectus under “Certain Risk Factors and Investment Methods.”

PORTFOLIO TURNOVER:

Each Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that it would be in the Portfolio’s best interest to do so.  It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-advisor’s or Investment Manager’s control.  Such transactions will increase a Portfolio’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

Although turnover rates may vary substantially from year to year, the following Portfolios had annual rates of turnover exceeding 100% as of December 31, 2004:

[to be added by post-effective amendment]

A high rate of portfolio turnover involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

The net asset value per share (“NAV”) of each Portfolio is determined as of the time of the close of regular trading on the New York Stock Exchange (the “NYSE”) (which is normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.  NAV is determined by dividing the value of a Portfolio’s total assets, less any liabilities, by the number of total shares of that Portfolio outstanding.  In general, the assets of each Portfolio (except the AST Money Market Portfolio) are valued on the basis of market quotations.  However, in certain circumstances where market quotations are not readily available or are believed to be inaccurate, assets are valued by methods that are believed to accurately reflect their fair value.  The assets of the AST Money Market Portfolio are valued by the amortized cost method, which is intended to approximate market value.  Because NAV is calculated and purchases may be made only on business days, and because securities traded

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on foreign exchanges may trade on other days, the value of a Portfolio’s investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”), or by qualified plans.  The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.  Orders are effected on days on which the NYSE is open for trading.  Orders received before the regular trading on the NYSE (which is normally 4:00 P.M. Eastern Standard Time) are effected at the NAV determined as of the NYSE close on that same day.  Orders received after the NYSE close are effected at the NAV calculated the next business day.  Payment for redemptions will be made within seven days after the request is received.  The Trust does not assess any transaction or other surrender fees, either when it sells or when it redeems its securities.  However, surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies.  Please refer to the prospectuses for the variable annuity contracts and variable insurance policies for further information on these fees.

The Portfolios offered by the Trust are not designed to provide Contractholders with a means of speculating on short-term market movements.  Frequent trading by Contractholders may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contractholders.  The Participating Insurance Companies maintain the individual Contractholder records and submit to the Portfolios only aggregate orders combining the transactions of many Contractholders.  The Portfolios themselves generally cannot monitor trading by particular Contractholders.  The vast majority of the assets of the Portfolios are held in separate accounts of the American Skandia Life Assurance Corporation (“ASLAC”), which imposes restrictions on transfers by its Contractholders.  For more information about the limits, please see the prospectus for your variable contract or contact your insurance company.

As of the date of this Prospectus, American Skandia Life Assurance Corporation (“ASLAC”) and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. Certain conflicts of interest may arise as a result of investment in the Trust by various insurance companies for the benefit of their Contractholders and by various qualified plans.  These conflicts could arise because of differences in the tax treatment of the various investors, because of actions of the Participating Insurance Companies and/or the qualified plans, or other reasons.  The Trust does not currently expect that any material conflicts of interest will arise.  Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts.  Should any conflict arise that would require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Managers: ASISI, One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to a total of 60 investment company portfolios (including the Portfolios of the Trust).  ASISI serves as co-manager of the Trust along with Prudential Investments LLC (“PI”) (each an “Investment Manager” and together the “Investment Managers”).  PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds.  As co-manager, PI also provides supervision and oversight of ASISI’s investment management responsibilities with respect to the Trust.

The Trust’s Investment Management Agreements, on behalf of each Portfolio, with ASISI and PI, (the “Management Agreements”), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio.  The Investment Managers have engaged Sub-advisors to conduct the investment programs of each Portfolio, including the purchase, retention and sale of portfolio securities.  The Investment Managers are responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees.  The Investment

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Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

The Trust has obtained an exemption from the Securities and Exchange Commission that permits the Investment Managers, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes.  This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the Sub-advisors by the Investment Managers and the Trustees.

Sub-advisors:  Information about each of the Trust’s Sub-advisors is set forth below.  The Trust’s Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts that each portfolio manager manages, and ownership of Trust securities by each portfolio manager.

Alliance Capital Management, L.P. (“Alliance”), 1345 Avenue of the Americas, New York, NY 10105, serves as Sub-advisor for the AST Alliance Growth Portfolio and AST Alliance Growth and Income Portfolio and for the portion of the AST Alliance/Bernstein Growth + Value Portfolio invested in growth stocks.  Alliance is a leading global investment adviser supervising client accounts with assets as of December 31, 2004 totaling more than $           billion.

Syed J. Hansen is the individual primarily responsible for the management of the AST Alliance Growth Portfolio.  Mr. Hasnain has been managing the portfolio since May 2003 and is a Senior Vice President, U.S. Large Cap Growth Portfolio Manager and a member of the U.S. Large Cap Growth Equity Team.  He has been associated with Alliance since 1994.  The U.S. Large Cap Growth Portfolio Management Team has been responsible for the Portfolio since Alliance became the Portfolio’s Sub-Advisor in May 2000.

Paul Rissman and Frank Caruso have been primarily responsible for the management of the AST Alliance Growth and Income Portfolio since Alliance became the Portfolio’s Sub-advisor in May 2000.  Mr. Rissman has been Senior Vice President of ACMC since 1994 and has been associated with Alliance since 1989.  Mr. Caruso is a Senior Vice President of ACMC and has been associated with Alliance since 1994.

Day to day investment decisions for the growth portion of the AST Alliance/Bernstein Growth +Value Portfolio have been made by Syed Hasnain, Stephanie Simon and Dan Nordby since the Portfolio commenced operations.  Seth J. Masters, Chief Investment Officer for Style Blend Services, has overall responsibility for rebalancing and administration of the growth and value components of the Portfolio.  Mr. Hasnain has been managing the Portfolio since May 2003 and is Senior Vice President, U. S. Large Cap Portfolio Manager and a member of the Global Large Cap Growth Equity Team. He has been associated with Alliance since 1995.  Ms. Simon is Senior Vice President and Large Cap Portfolio Manager and joined ACMC in 1998 after serving as Chief Investment Officer for Sargent Management Company from 1996 to 1998.  Mr. Nordby, Senior Vice President, has been with Alliance since 1996.  Mr. Masters has been with Alliance and, prior to that, Sanford C. Bernstein & Co. LLC, since 1991 and is the chairman of the firm’s US and Global Style Blend Investment Policy Groups and a member of the Bernstein Global, International and Emerging Markets Value Investment Policy Group.

American Century Investment Management, Inc. (“American Century”), American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Sub-advisor for the AST American Century Income & Growth Portfolio and the AST American Century Strategic Balanced Portfolio.  American Century has been providing investment advisory services to investment companies and institutional clients since 1958.  As of December 31, 2004, American Century and its affiliates managed assets totaling approximately $          billion.

American Century utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Portfolios.

The portfolio manager members of the portfolio team responsible for the day-to-day management of the AST American Century Income & Growth Portfolio are John Schniedwind, Jeffrey R. Tyler and Thomas Vaiana.  Mr. Schniedwind is Chief Investment Officer - Quantitative Equity for American Century, and has been with American Century since 1982.  He is a CFA charterholder.  Mr. Tyler, Senior Vice President and Senior Portfolio Manager, joined American Century in 1988.  He is a CFA charterholder.  Mr. Vaiana, Portfolio Manager, has been a member of the team that manages the Fund since February 2001.  He joined American Century in February 1997 as a Credit Analyst and was promoted to Portfolio Manager in August 2000.

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The portfolio manager members of the team responsible for the day-to-day management of the equity portion of the AST American Century Strategic Balanced Portfolio are the same as the individuals noted above who manage the AST American Century Income & Growth Portfolio.  The fixed income portion of the AST American Century Strategic Balanced Portfolio is managed by a team of portfolio managers with expertise in different areas of fixed income investing.  The portfolio managers responsible for the day-to-day management of the fixed income portion of the Fund are Jeffrey L. Houston and John F. Walsh.  Mr. Houston, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fixed income portion of the Balanced Fund since June 1995.  He joined American Century as an Investment Analyst in November 1990 and was promoted to Portfolio Manager in 1994.  He is a CFA charterholder.  Mr. Walsh, Portfolio Manager, has been a member of the team since January 1999.  He joined American Century in February 1996 as an Investment Analyst.

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), 757 Third Avenue, New York, New York 10017, acts as the Sub-advisor for the AST Cohen & Steers Realty Portfolio.  Cohen & Steers is the leading U.S. manager of portfolios dedicated to investments in real estate investment trusts (“REITS”).  As of December 31, 2004, Cohen & Steers managed approximately $          billion in assets.

Robert H. Steers, and Martin Cohen, Co-Chairmen and Co-Chief Executive Officers, formed Cohen & Steers in 1986 and have been responsible for the day-to-day management of the AST Cohen & Steers Realty Portfolio since its inception.

Deutsche Asset Management, Inc. (“DAMI”), 345 Park Avenue, New York, New York 10154, serves as Sub-advisor to the the AST DeAM Small-Cap Growth Portfolio and the AST DeAM Small-Cap Value Portfolio.  DAMI was founded in 1838 as Morgan Grenfell Inc. and has provided asset management services since 1953.  As of December 31, 2004, as part of Deutsche Asset Management group (“DeAM”), DAMI managed approximately $            billion of DeAM Americas’ $            billion in assets.

Janet Campagna and Robert Wang are the co-portfolio managers for the AST DeAM International Equity Portfolio, the AST DeAM Small-Cap Growth Portfolio, the AST DeAM Small-Cap Value Portfolio and the AST DeAM Large-Cap Value Portfolio since May 2003.  Ms. Campagna, a Managing Director, joined DAMI in 1999 and is head of global and tactical asset allocation.  Prior to joining DAMI, she served as investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.  Mr. Wang, a Managing Director, joined DAMI in 1995 as portfolio manager for asset allocation and serves as senior portfolio manager for multi asset class quantitative strategies.

Eagle Asset Management (“Eagle”) --- [firm address] serves as a Sub-Advisor for a portion of the AST Small-Cap Growth Portfolio.  Eagle            .  As of December 31, 2004, Eagle managed assets of approximately $           .  The portfolio manager primarily responsible for management of the Portfolio is            .

Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as Sub-advisor for the AST Federated Aggressive Growth Portfolio.  Federated Advisory Services Company (“Federated Services”), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Equity.  The fee for these services is paid by the Federated Equity and not by the Portfolio.  Federated Global Investment Management Corp. (“Federated Global”), 450 Lexington Avenue, Suite 3700, New York, New York 10017-3943 serves as Sub-Sub-advisor for the AST Federated Aggressive Growth Portfolio.  Federated Equity was organized in 2003, and Federated Global was organized in 1995.  Federated Equity, Federated Global and their affiliates serve as investment advisors to a number of investment companies and private accounts.  Total assets under management or administration by Federated and its affiliates as of December 31, 2004 were approximately $            billion.

The portfolio managers responsible for management of the AST Federated Aggressive Growth Portfolio are Aash M. Shah, Lawrence Auriana, Hans P. Utsch and John Ettinger.  Mr. Shah has managed the Portfolio since its inception in October 2000.  Mr. Shah joined Federated Equity’s parent company in 1993, has been a Portfolio Manager since 1995, and has been a Vice President of the parent company since January 1997.  Mr. Shah served as an Assistant Vice President of the parent company from 1995 through 1996.  Mr. Auriana has managed the portfolio since May 2002. He and Mr. Utsch are Co-Heads of Federated Global’s Kaufman Investment Area.  They joined Federated Global’s parent company in April 2001.  Mr. Auriana was the portfolio manager of The Kaufmann Fund, from 1985 to 2001.  From 1984 to 2001, he was the President and Treasurer of Edgemont Asset Management Corp., the adviser to The Kaufmann Fund.   Mr. Auriana has been engaged in the securities business since 1965.  Mr. Utsch has managed the portfolio since May 2002. Mr. Utsch was the portfolio manager of The Kaufmann Fund, from 1985 to 2001.  From 1984 to 2001, he was Chairman of the Board and Secretary of Edgemont Asset Management Corp.  Mr. Utsch has been engaged in the securities business since 1962.  Mr. Ettinger was

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named a portfolio manager of the Portfolio in May 2004.  Mr. Ettinger has been an investment analyst with Federated Equity’s parent company since April 2001.  He served as an investment analyst with Edgemont Asset Management Corp. from 1996 to 2001.

Fred Alger Management, Inc. (“Alger”), 111 Fifth Avenue, New York, NY 10003, serves as Sub-advisor for the AST Alger All-Cap Growth Portfolio.  Alger has been an investment advisor since 1964, and as of December 31, 2004 managed mutual fund and other assets totaling approximately $            billion.

Fred M. Alger III is the chief market strategist for the Portfolio, overseeing the investments of the Portfolio.  Mr. Alger, who founded Alger, has served as Chairman of the Board since 1964, and co-managed all of Alger’s portfolios prior to 1995.  Teresa Roberts and Patrick Kelly are co-portfolio managers and are responsible for the day-to-day management of the Portfolio

Ms. McRoberts is Senior Vice President and Co-Portfolio Manager of Alger’s all-cap portfolios.  Ms. McRoberts returned to Alger in October 2001 after serving as a Portfolio Manager and Partner at Maximus Capital, a private investment management firm which she co-founded, and as a Vice President and Portfolio Manager at Morgan Stanley Dean Witter.  From 1994 to 1998, Ms. McRoberts was a Vice President and Senior Health Care Analyst at Alger.  Ms. McRoberts graduated with a B.B.A. from Oberlin College, and she earned her MBA degree from Columbia University.

Mr. Kelly is Senior Vice President and Co-Portfolio Manager of Alger’s all-cap portfolios.  Mr. Kelly began his career as an investment banking analyst with SG Cowen in 1997 and joined Alger in 1999 as a Research Associate.  In early 2001, Mr. Kelly was promoted to Associate Analyst and Assistant Vice President, and in September of 2001 was promoted to Analyst.  Mr. Kelly was named Co-Portfolio Manager of Alger’s all-cap portfolios in September 2004.  Mr. Kelly graduated with honors from Georgetown University.

GAMCO Investors, Inc., (“GAMCO”) with principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as Sub-advisor to the AST Gabelli Small-Cap Growth Portfolio and the AST Gabelli All-Cap Value Portfolio.  GAMCO managed approximately $            billion in assets as of December 31, 2004 and is a wholly owned subsidiary of Gabelli Asset Management Inc.

Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the AST Gabelli Small-Cap Value Portfolio and the AST Gabelli All-Cap Value Portfolio.  Mr. Gabelli has managed the AST Gabelli Small-Cap Value Portfolio since GAMCO became the Portfolio’s Sub-advisor and has managed the AST Gabelli All-Cap Value Portfolio since its inception.  Mr. Gabelli has been Chief Executive Officer and Chief Investment Officer of GAMCO and its predecessor since the predecessor’s inception in 1978.

Goldman Sachs Asset Management, L.P. (“GSAM”), is located at 32 Old Slip, New York, New York 10005.  GSAM registered as an investment advisor in 1990.  GSAM serves as investment Sub-advisor for the AST Goldman Sachs Small-Cap Value Portfolio, the AST Goldman Sachs Mid-Cap Growth Portfolio, the AST Goldman Sachs Concentrated Growth Portfolio, and the AST Goldman Sachs High Yield Portfolio (formerly, the AST Federated High Yield Portfolio).  GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance companies and individual investors.  GSAM, along with other units of the Investment Management Division of Goldman Sachs, managed approximately $            billion in assets as of December 31, 2004.

Among the portfolio managers responsible for management of the AST Goldman Sachs Small-Cap Value Portfolio are Eileen Rominger, Chip Otness, Lisa Parisi and Kelly Flynn.  Ms. Rominger, Managing Director, joined Goldman Sachs as senior portfolio manager and Chief Investment Officer of the Value Equity team in 1999.  From 1981 to 1999, she worked at Oppenheimer Capital, most recently as portfolio manager.  Mr. Otness, Managing Director, joined Goldman Sachs as a senior portfolio manager in 2000.  From 1998 to 2000, he headed Dolphin Asset Management.  From 1970 to 1998, Mr. Otness worked at J.P. Morgan, most recently as a managing director and senior portfolio manager responsible for small-cap institutional equity investments.  Ms. Parisi, Managing Director, joined Goldman Sachs as a portfolio manager in August 2001.  From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co.  Mr. Flynn, Vice President, joined Goldman Sachs as a portfolio manager in April 2002.  Prior to joining Goldman Sachs, Kelly spent 3 years at Lazard Asset Management where he was a portfolio manager for Small Cap/Mid Cap Value products.

The portfolio managers responsible for the day-to-day management of the AST Goldman Sachs Concentrated Growth Portfolio and the AST Goldman Sachs Mid-Cap Growth Portfolio since Goldman Sachs became each Portfolio’s Sub-advisor in November 2002 are Herbert Ehlers, David Shell, CFA, Steven M. Barry, Gregory H. Ekizian, CFA, Kenneth

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Berents, Ernest C. Segundo, Jr., CFA, Andrew F. Pyne, Scott Kolar, CFA and Mark D. Shattan.  Mr. Ehlers began his investment career in the 1960s and is a Managing Director/Partner of Goldman, Sachs & Co.  He is the Chief Investment Officer for the Growth Team.  He served as CEP of Liberty Investment Management (“Liberty”) prior to Goldman Sachs’ acquisition of Liberty in 1997.  Mr. Ehlers joined Liberty’s predecessor firm, Eagle Asset Management, in 1980.  Mr. Shell, Mr. Barry and Mr. Ekizian are Co-Chief Investment Officers and senior portfolio managers for the Growth Team.  Mr. Shell served as a senior portfolio manager at Liberty prior to Goldman Sachs’ acquisition of Liberty and had been employed by Liberty and its predecessor firm since 1987.  Mr. Ekizian served as a senior portfolio manager at Liberty prior to Goldman Sachs’ acquisition of Liberty and had been employed by Liberty and its predecessor firm since 1990.  Prior to joining Goldman Sachs in 1999, Mr. Barry was a portfolio manager at Alliance Capital Management where he served for eleven years.  Mr. Berents is a senior portfolio manager.  Prior to joining Goldman Sachs in 2000, he served for seven years as Managing Director and Director of Research for First Union Securities, Inc.  Mr. Segundo is a senior portfolio manager.  Prior to Goldman Sachs’ acquisition of Liberty, Mr. Segundo served as a senior portfolio manager at Liberty and had been with Liberty and its predecessor firm since 1992.  Mr. Pyne is a senior portfolio manager and joined the firm in 1997.  Mr. Kolar is a senior portfolio manager and has been with the firm since 1994.  Mr. Shattan is a senior portfolio manager and joined the firm in 1999.  From 1997 to 1999, Mr. Shattan was an equity research analyst for Salomon Smith Barney.

The portfolio managers responsible for the day-to-day management of the Portfolio are Andrew Jessop, Diana Gordon and Rob Cignarella.  Mr. Jessop, Managing Director and Head of the High Yield Team, joined GSAM in 1997 as a portfolio manager.  He is responsible for managing high yield assets.  Previously, he worked six years managing high yield portfolios at Saudi International Bank in London.  Ms. Gordon, Vice President, joined GSAM in 1999 covering the high yield technology and communications sectors in addition to trading.  Before joining GSAM, she was a high yield portfolio manager at Saudi International Bank.  Mr. Cignarella, Vice President, joined GSAM in 1998 as a high yield credit research analyst.  Prior to his current position he worked in investment banking at Salomon Brothers.  Mr. Jessop, Ms. Gordon and Mr. Cignarella have managed the Portfolio since GSAM became the Portfolio’s sub-adviser in May 2004.

Hotchkis and Wiley Capital Management, LLC (“Hotchkis & Wiley”), 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439, serves as the sub-adviser for the AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST INVESCO Capital Income Portfolio).  Hotchkis & Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis & Wiley, and Stephens Group, Inc. and affiliates, which is a diversified holding company.  As of December 31, 2004, Hotchkis & Wiley managed approximately $            billion in assets.

Sheldon Lieberman is responsible for the day-to-day management of the Portfolio.  Mr. Lieberman, a principal and portfolio manager, joined Hotchkis & Wiley in 1994.  Mr. Lieberman has managed the Portfolio since Hotchkis & Wiley became the Portfolio’s sub-adviser in May 2004.

Integrity Asset Management (“Integrity”), with principal offices at 9900 Corporate Campus Drive, Suite 3000, Louisville, KY 40223, serves as Sub-advisor for a portion of the AST Small-Cap Value Portfolio (formerly, AST Gabelli Small-Cap Value Portfolio).  Integrity was founded in 2003, and is 100% owned by active, full-time employees.  Integrity manages more than $100 million in U.S. value equity portfolios utilizing a team approach.

Daniel G. Bandi, CFA, serves as the lead portfolio manager for the portion of the Portfolio managed by Integrity.  Mr. Bandi is the chief investment officer for value equities at Integrity, and has served in this capacity with Integrity since 2003.  Prior to joining Integrity, Mr. Bandi served as managing director of equity investment for National City Investment Management Company from 1998 to 2003.  Mr. Bandi received his B.A. degree in economics from the University of Pittsburgh, and his M.B.A. in finance from Texas A&M University - Commerce.  Mr. Bandi has managed the Portfolio since Integrity became one of its sub-advisors in November 2004.

J. P. Morgan Investment Management Inc. (“J.P. Morgan”), with principal offices at 522 Fifth Avenue, New York, New York 10036, serves as Sub-advisor for the AST JPMorgan International Equity Portfolio (formerly, AST Strong International Equity Portfolio) and for a portion of the AST Small-Cap Value Portfolio (formerly, AST Gabelli Small-Cap Value Portfolio).  J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers, and act as investment advisor to individual and institutional clients with combined assets under management of approximately $            billion as of December 31, 2004.

The portfolio managers responsible for the day-to-day management of the AST JPMorgan International Equity Portfolio are James WT Fisher and Timothy Leask.  Mr. Fisher, a Managing Director of J.P. Morgan, is a portfolio manager in the Global Portfolios Group based in London.  He joined J.P. Morgan in 1985.  Mr. Leask, a Vice President of J.P.

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Morgan, is a client portfolio manager in the International Equity Portfolios group based in New York.  He joined J.P. Morgan in 1997.  They have managed the Portfolio since J. P. Morgan became its sub-advisor in February 2004.

The portfolio managers responsible for day-to-day management of the portion of the AST Small-Cap Value Portfolio managed by J.P. Morgan are Christopher T. Blum and Dennis S. Ruhl.  Mr. Blum, a vice president, is a portfolio manager in the U.S. Small Cap Equity Group.  He rejoined the firm in 2001 and is currently responsible for managing structured small-cap core and small-cap value accounts.  Previously, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital.  Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts.  Mr. Blum earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation. Mr. Ruhl,a vice president, is a portfolio manager in the U.S. Small Cap Equity Group.  An employee since 1999, his current responsibility includes managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development.  Mr. Ruhl holds dual bachelor’s degrees in mathematics and computer science and a master’s degree in computer science, all from MIT. Mr. Ruhl serves on the Board of Directors of Minds Matter, a nonprofit mentoring organization, as well as the MIT Club of New York, and is a CFA charterholder.  They have managed the Portfolio since J.P. Morgan became one of its sub-advisors in November 2004.

Lee Munder Investments, Inc. (“Lee Munder”), with principal offices at 700 Clarendon Street, Boston, Massachusetts 02116, serves as Sub-advisor for a portion of the AST Small-Cap Value Portfolio (formerly, AST Gabelli Small-Cap Value Portfolio).  , Lee Munder was founded in 2000 and is 77% owned by its employees with the remainder of the firm owned by Castanea Partners.  As of July 31, 2004 Lee Munder managed approximately $2.7 billion in assets.

R. Todd Vingers serves as the portfolio manager for the portion of the Portfolio managed by Lee Munder.  Mr. Vingers joined Lee Munder in June 2002 as a small cap value portfolio manager.  Mr. Vingers has over 14 years of investment experience and most recently served as vice president and senior portfolio manager for American Century Investments.  Prior to joining American Century Investments, Mr. Vingers was a valuation analyst for the Hawthorne Company.  Mr. Vingers earned a B.A. from the University of St. Thomas and an M.B.A. from the University of Chicago Graduate School of Business.  Mr. Vingers is a member of the Institute of Chartered Financial Analysts and the Association for Investment Management and Research (AIMR).  Mr. Vingers has managed the Portfolio since Lee Munder became one of its sub-advisors in November 2004.

Lord, Abbett & Co. LLC (“Lord Abbett”), 90 Hudson Street, Jersey City, New Jersey 07302, serves as Sub-advisor for the AST Lord Abbett Bond-Debenture Portfolio.  Lord Abbett has been an investment manager since 1929.  As of December 31, 2004, Lord Abbett managed over $            billion in a family of mutual funds and other advisory accounts.

Christopher J. Towle, CFA and Partner of Lord Abbett, heads the management team for the AST Lord Abbett Bond-Debenture Portfolio.  Mr. Towle has been with Lord Abbett since 1987.

LSV Asset Management (“LSV”), 1 North Wacker Drive, Suite 4000, Chicago, Illinois 60606, serves as the subadviser for the AST LSV International Value Portfolio.  Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2004, LSV had approximately $            billion in assets under management.

The portfolio managers responsible for the day-to-day management of the Portfolio are Josef Lakonishok, Robert Vishny and Menno Vermuelen.  Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.  Mr.Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. In addition to his duties at LSV, Mr. Vishny serves as the Eric J. Gleacher Professor of Finance at the University of Chicago.  Mr. Vermuelen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments.

Marsico Capital Management, LLC (“MCM”), located at 1200 17th Street, Suite 1300, Denver, CO 80202, serves as Sub-adviser to the AST Marsico Capital Growth Portfolio.  MCM was organized in September 1997 as a registered investment adviser.  MCM provides investment management services to other mutual funds, institutional accounts and

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private accounts and, as of December 31, 2004, had approximately $            billion under management.  Thomas F. Marsico is the founder and Chief Executive Officer of the Adviser.

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital Management, and manages the investment program of the AST Marsico Capital Growth Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.  Prior to forming Marsico Capital, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund’s inception date) through August 11, 1997.

Massachusetts Financial Services Company (“MFS”), which is located at 500 Boylston Street, Boston, Massachusetts 02116, serves as Sub-advisor for the AST MFS Global Equity Portfolio and the AST MFS Growth Portfolio.  MFS and its predecessor organizations have a history of money management dating from 1924.  As of December 31, 2004, the net assets under the management of the MFS organization were approximately $            billion.

The portfolio manager responsible for the management of the AST MFS Global Equity Portfolio is David R. Mannheim.  Mr. Mannheim, a Senior Vice President of MFS, has managed the Portfolio since its inception and has been employed by MFS in the investment management area since 1988.

The portfolio managers responsible for the management of the AST MFS Growth Portfolio are Stephen Pesek, Irfan Ali and Gregory Locraft.  Mr. Pesek, a Senior Vice President of MFS, has managed the Portfolio since its inception and has been employed by MFS in the investment management area since 1994.   Both Mr. Ali and Mr. Locraft have managed the Portfolio since October 2003.  Mr. Ali has been employed in the investment management area at MFS since 1993.  Mr. Locraft has been employed by MFS in the investment management area since 1998.

Neuberger Berman Management Inc. (“NB Management”), 605 Third Avenue, New York, NY 10158, serves as Sub-advisor for the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, and a portion of the AST Small-Cap Growth Portfolio.  NB Management and its predecessor firms have specialized in the management of mutual funds since 1950.  Neuberger Berman, LLC, an affiliate of NB Management, acts as a principal broker in the purchase and sale of portfolio securities for the Portfolios for which it serves as Sub-advisor, and provides NB Management with certain assistance in the management of the Portfolios without added cost to the Portfolios or ASISI.  NB Management and its affiliates manage securities accounts, including mutual funds, that had approximately $            billion of assets as of December 31, 2004.  NB Management is a subsidiary of Lehman Brothers Holdings Inc.

The AST Neuberger Berman Mid-Cap Growth Portfolio is managed by a team lead by Jon D. Brorson, consisting of the following lead portfolio managers, each of whom has managed the Portfolio since January 2003.  Jon D. Brorson has co-managed an equity mutual fund and managed other equity portfolios since 1990 at two other investment managers, where he also had responsibility for investment research, sales and trading.  Kenneth J. Turek has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985.  Each team member is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC.

The portfolio manager responsible for the day-to-day management of the AST Neuberger Berman Mid-Cap Value Portfolio is Andrew Wellington and David M. DiDomenico.  Mr. Wellington has been managing the Portfolio since May 2003.  Mr. Wellington has been with NB Management since 2001, where he is currently a Managing Director and a Portfolio Manager.  From 2000 until 2001, Mr. Wellington served as a Portfolio Manager at Pzena Investment Management (“Pzena”).  From 1996 until 1999, he served as a Senior Research Analyst at Pzena.  Mr. DiDomenico is a Vice President of NB Management and Neuberger Berman LLC.  He has been an associate manager of the Portfolio since December 2003.  He held a position at a private equity firm from 1999 to 2002.  Prior to 1999 he was an analyst at another investment firm.

                   serves as Sub-advisor for the AST Small-Cap Growth Portfolio.                    , located at                   ,                   .  As of December 31, 2004,                    had approximately $            of assets under management.  The portfolio manager responsible for the Portfolio is                   .

Pacific Investment Management Company LLC (“PIMCO”) serves as Sub-advisor for the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio.  PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 is an investment counseling firm founded in 1971.  As of December 31, 2004, PIMCO had approximately $         billion of assets under management.

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William H. Gross, Managing Director, Chief Investment Officer and founding partner of PIMCO has, since the inception of each portfolio, led a portfolio management team responsible for developing and implementing each portfolio’s investment strategy.

Prudential Investments LLC (“PI”) serves as Advisor for the AST Global Allocation Portfolio.  PI, located at                   ,                   .  The portfolio manager primarily responsible for the Portfolio is                                      .

Sanford C. Bernstein & Co., LLC (“Bernstein”), 767 Fifth Avenue, New York, New York 10153, serves as Sub-advisor for the AST Sanford Bernstein Core Value Portfolio, the AST Sanford Bernstein Managed Index 500 Portfolio and for the portion of the AST Alliance/Bernstein Growth + Value Portfolio invested in value stocks.  Bernstein is an indirect wholly-owned subsidiary of Alliance Capital Management, L.P. (“Alliance”) and management of the Portfolios are conducted by Bernstein with the investment management assistance of the Bernstein Investment Research and Management unit (the “Bernstein Unit”) of Alliance.  The Bernstein Unit services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967.

Day-to-day investment management decisions for the value portion of the AST Alliance/Bernstein Growth + Value Portfolio and the AST Sanford Bernstein Core Value Portfolio will be made by Ranji H. Nagaswami, CFA and Marilyn Goldstein Fedak.  Ms. Nagaswami is a senior portfolio manager and a member of the U.S. Value Equity Investment Policy Group and the Risk Investment Policy Group.  Ms. Nagaswami has been with Alliance since 1999.  From 1986 until 1999, she was at UBS Brinson and its predecessor organizations, where she progressed from quantitative analyst to managing director to co-head of U.S. fixed income.  Ms. Fedak has been an Executive Vice President and Chief Investment Officer- U.S. Value Equities of Alliance since October 2000 and prior to that Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co, Inc. since 1993.

Day-to-day investment management decisions for the ASAF Sanford Bernstein Managed Index 500 Fund will be made by Bernstein’s Structured Equity Investment Policy Group, which is chaired by Drew W. Demakis.  Mr. Demakis is a Senior Vice President of Alliance Capital and Chairman of the Risk Investment Policy Group.  The Structured Equity Investment Policy Group has managed the Fund since Bernstein became the Fund’s Sub-advisor in May 2000.  Mr. Demakis joined the firm in 1998 from BARRA RogersCasey, where he was most recently Managing Director and Head of Research.  He has been responsible for the Fund since May 2003.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for the AST T. Rowe Price Natural Resources Portfolio and the AST T. Rowe Price Asset Allocation Portfolio.  T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr.  As of December 31, 2004, the firm and its affiliates managed approximately $                  billion for approximately eight million individual and institutional accounts.

T. Rowe Price manages each Portfolio through an Investment Advisory Committee.  The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio’s investment program.

The Investment Advisory Committee Chairman for the AST T. Rowe Price Natural Resources Portfolio is Charles M. Ober.  Mr. Ober joined T. Rowe Price in 1980, is a Vice President of T. Rowe Price and an Investment Analyst specializing in the area of energy and has been Chairman of the Portfolio’s Investment Advisory Committee since May 2001.

The Investment Advisory Committee Chairman for the AST T. Rowe Price Asset Allocation Portfolio is Edmund M. Notzon.  Mr. Notzon joined T. Rowe Price in 1989, has been managing investments since 1991 and has been Chairman of the Portfolio’s Investment Advisory Committee since the Portfolio’s inception.

T. Rowe Price International, Inc. (“T. Rowe International”), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for the AST T. Rowe Price Global Bond Portfolio.  T. Rowe International is a wholly-owned subsidiary of T. Rowe Price and the successor of Rowe Price-Fleming International, Inc., a joint venture in which T. Rowe Price was a participant that was founded in 1979.  T. Rowe International is one of the world’s largest international mutual fund asset managers with approximately $          billion under management as of December 31, 2004 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires and Paris.

The Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio’s investment program.  The advisory group consists of Christopher Rothery, , Daniel O. Shackelford, Ian Kelson,  Brian Brennan and Michael Conelius.  Mr. Rothery joined T. Rowe International in 1994 and

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has 13 years of experience managing multi-currency fixed-income portfolios.   Mr. Shackelford, CFA joined T. Rowe Price in 1999; prior to that he was the Principal and Head of Fixed Income for Investment Counselors of Maryland.  Mr. Kelson joined T. Rowe International in November 2000.  From 1985 to 2000, Mr. Kelson was head of Fixed Income at Morgan Grenfell/Deutsche Asset Management (“Morgan Grenfell”) where he was responsible for $50 billion in global fixed income assets.  From 1989 to 2000 Mr. Fisher was Chief Investment Officer for Morgan Grenfell.  Mr. Brennan joined T. Rowe Price in 2000.  Mr. Conelius joined T. Rowe International in 1995.

Wells Capital Management, Inc. (“Wells”), 525 Market Street, San Francisco, CA 94105 serves as Sub-advisor for the AST Money Market Portfolio.  Wells is a wholly-owned subsidiary of Wells Fargo & Co., which was founded in 1852 and, as of December 31, 2004, had approximately $           billion in assets under management.

The co-portfolio managers responsible for management of the AST Money Market Portfolio are David D. Sylvester and Laurie R. White.  Mr. Sylvester, Executive Vice President of Wells Capital and Head of Liquidity Investments, has over 25 years of investment experience and has been with the firm since 1979.  Ms. White, Executive Vice President of Wells Capital, has over 15 years of investment experience and has been with the firm since 1991.  Mr. Sylvester and Ms. White have managed the Portfolio since Wells became the Portfolio’s Sub-advisor in September 2001.

William Blair & Company, L.L.C., located at 222 West Adams Street, Chicago, Illinois 60606, serves as Sub-advisor to the AST William Blair International Growth Portfolio.  Since its founding in 1935, the firm has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital.  As of December 31, 2004, William Blair managed approximately $           billion in assets.

The portfolio manager responsible for the day-today management of the AST William Blair International Growth Portfolio is W. George Greig.  Mr. Greig is a principal of William Blair and joined the firm in 1996 as an international portfolio manager and has managed the Fund since William Blair became its sub-advisor in November 2002.

Fees and Expenses:

Investment Management Fees.  ASISI receives a fee, payable each month, for the performance of its services.  ASISI pays each Sub-advisor a portion of such fee for the performance of the Sub-advisory services at no additional cost to any Portfolio.  The Investment Management fee for each Portfolio will differ, reflecting the differing objectives, policies and restrictions of each Portfolio.  Each Portfolio’s fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio’s shares.  The Portfolios do not pay any fee to PI.

The fees paid to ASISI for the fiscal year ended December 31, 2004, stated as a percentage of the Portfolio’s average daily net assets, were as follows:

Portfolio:	Annual Rate:
AST JPMorgan International Equity	0.88
AST William Blair International Growth	1.00
AST LSV International Equity	1.00
AST MFS Global Equity	1.00
AST Small-Cap Growth	0.90
AST DeAM Small-Cap Growth	0.95
AST Federated Aggressive Growth	0.95
AST Goldman Sachs Small-Cap Value	0.95
AST Gabelli Small-Cap Value	0.90
AST DeAM Small-Cap Value	0.95
AST Goldman Sachs Mid-Cap Growth	1.00
AST Neuberger Berman Mid-Cap Growth	0.90
AST Neuberger Berman Mid-Cap Value	0.90
AST Alger All-Cap Growth	0.95
AST Gabelli All-Cap Value	0.95
AST T. Rowe Price Natural Resources	0.90
AST Alliance Growth	0.90
AST MFS Growth	0.90
AST Marsico Capital Growth	0.90
AST Goldman Sachs Concentrated Growth	0.90
AST DeAM Large-Cap Value	0.85

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AST Hotchkis & Wiley Large-Cap Value	0.75
AST Alliance/Bernstein Growth + Value	0.90
AST Sanford Bernstein Core Value	0.75
AST Cohen & Steers Realty	1.00
AST Sanford Bernstein Managed Index 500	0.60
AST American Century Income & Growth	0.75
AST Alliance Growth and Income	0.75
AST Global Allocation(1)	0.97
AST American Century Strategic Balanced	0.85
AST T. Rowe Price Asset Allocation	0.85
AST T. Rowe Price Global Bond	0.80
AST Goldman Sachs High Yield	0.75
AST Lord Abbett Bond-Debenture	0.80
AST PIMCO Total Return Bond	0.65
AST PIMCO Limited Maturity Bond	0.65
AST Money Market	0.50

(1) The Global Asset Allocation Portfolio invests primarily in shares of other AST Portfolios (the “Underlying Portfolios”).  The only management fee directly paid by the Portfolio is a 0.10% fee paid to American Skandia Investment Services, Inc. and Prudential Investments LLC.  The management fee shown in the chart for the Portfolio is (i) that 0.10% management fee paid by the Portfolio plus (ii) an estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio.  The estimate was calculated as based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the management fee rates shown in the chart above.

For more information about investment management fees, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by ASISI to each of the Sub-advisors, please see the Trust’s SAI under “Investment Advisory and Other Services.”

Other Expenses.  In addition to Investment Management fees, each Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registrations, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings.  The Trust may also pay Participating Insurance Companies for printing and delivery of certain documents (including prospectuses, semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance policies whose assets are invested in the Trust as well as for other services.  Currently, each Portfolio pays each Participating Insurance Company 0.10% on assets attributable to that company.

Distribution Plan.  Until November 18, 2004, the Trust utilized a Distribution Plan (the “Distribution Plan”) under Rule 12b-1 under the Investment Company Act of 1940 to permit American Skandia Marketing, Incorporated (“ASM”) and Prudential Investment Management Services LLC (“PIMS”), both affiliates of ASISI and PI (each a “Distributor” and together the “Distributors”) to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolios.  Under the Distribution Plan, transactions for the purchase and sale of securities for a Portfolio were directed to certain brokers for execution (“clearing brokers”) who agreed to pay part of the brokerage commissions received on these transactions to a Distributor for “introducing” transactions to the clearing broker.  In turn, a Distributor used the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers.  The Portfolios did not pay any separate fees or charges under the Distribution Plan, and it was expected that the brokerage commissions paid by a Portfolio would not increase as the result of the Distribution Plan.  The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

TAX MATTERS:

Each Portfolio intends to distribute substantially all its net investment income.  Dividends from investment income are expected to be declared and distributed annually (except in the case of the AST Money Market Portfolio, where dividends will be declared daily and paid monthly), although the Trustees of the Trust may decide to declare dividends at other intervals.  Similarly, any net realized long- and short-term capital gains of each Portfolio will be declared and distributed at least annually either during or after the close of the Portfolio’s fiscal year.  Distributions will be made to the various separate accounts of the Participating Insurance Companies and to qualified plans (not to holders of variable insurance contracts or to

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plan participants) in the form of additional shares (not in cash).  The result is that the investment performance of the Portfolios, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants should consult any applicable plan documents for information on the federal income tax consequences to such participants.  In addition, variable contract owners and qualified plan participants may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

DISCLOSURE OF PORTFOLIO HOLDINGS:

A description of the Trust’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Trust’s Statement of Additional Information and on the Trust’s website at www.americanskandia.prudential.com.  The Trust will provide a full list of each Portfolio’s portfolio holdings as of the end of the fiscal quarter on its website within 60 days after the end of its fiscal quarter.  In addition, the Trust may release each Portfolio’s top ten holdings, sector and country breakdowns, and largest industries on a monthly basis.  Such information will be posted to the Trust’s website no earlier than 15 days after the end of each month. These postings can be located at www.americanskandia.prudential.com

[INSERT FINANCIAL HIGHLIGHTS FROM PFPC]

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CERTAIN RISK FACTORS AND INVESTMENT METHODS:

The following is a description of certain securities and investment methods that the Portfolios may invest in or use, and certain of the risks associated with such securities and investment methods.  The primary investment focus of each Portfolio is described above under “Investment Objective and Policies” and an investor should refer to that section to obtain information about each Portfolio.  In general, whether a particular Portfolio may invest in a specific type of security or use an investment method is described above or in the Trust’s SAI under “Investment Objectives and Policies.”  As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

To the extent permitted by the investment objectives and policies of a Portfolio, a Portfolio may invest in securities and other instruments that are commonly referred to as “derivatives.”  For instance, a Portfolio may purchase and write (sell) call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices.  In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

There are many types of derivatives and many different ways to use them.  Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative.  A Portfolio may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived.  In addition, strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain.  Furthermore, regulatory requirements for a Portfolio to set aside assets to meet its obligations with respect to derivatives may result in a Portfolio being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Portfolio needing to sell securities at a disadvantageous time.  A Portfolio may also be unable to close out its derivatives positions when desired.  There is no assurance that a Portfolio will engage in derivative transactions.  Certain derivative instruments and some of their risks are described in more detail below.

Options.  Most of the Portfolios may purchase or write (sell) call or put options on securities, financial indices or currencies.  The purchaser of an option on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time.  Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price.  An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

A Portfolio will pay a premium to the party writing the option when it purchases an option.  In order for a call option purchased by a Portfolio to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs.  Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

Generally, the Portfolios will write call options only if they are covered (i.e., the Portfolio owns the security subject to the option or has the right to acquire it without additional cost or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated on the Portfolios’ records).  By writing a call option, a Portfolio assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised.  Effectively, a Portfolio that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline.  A Portfolio will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities.  A Portfolio that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

A Portfolio may sell an option that it has previously purchased prior to the purchase or sale of the underlying security.  Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less

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than the premium and other transaction costs paid on the option.  A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

Futures Contracts and Related Options.  Each Portfolio (except the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Lord Abbett Bond-Debenture Portfolio and the AST Money Market Portfolio) may enter into financial futures contracts and related options.  The seller of a futures contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified price at a specified future time.  Financial futures contracts may relate to securities indices, interest rates or foreign currencies.  Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract.  For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract.  A Portfolio may use futures contracts to hedge against movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option.  The writer of the option is required upon exercise to assume the opposite position.

Under regulations of the Commodity Futures Trading Commission (“CFTC”), no Portfolio will:

(i)            purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio’s net assets; and

(ii)           enter into any futures contracts if the aggregate amount of that Portfolio’s commitments under outstanding futures contracts positions would exceed the market value of its total assets.

Risks of Options and Futures Contracts.  Options and futures contracts can be highly volatile and their use can reduce a Portfolio’s performance.  Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors.  If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Portfolio could be left in a less favorable position than if such strategies had not been used.  A Portfolio’s potential losses from the use of futures extends beyond its initial investment in such contracts.

Among the other risks inherent in the use of options and futures are (a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences.  With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Portfolio differ from the composition of the relevant index.  These instruments may not have a liquid secondary market.  Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

Investments in securities of foreign issuers may involve risks that are not present with domestic investments.  While investments in foreign securities can reduce risk by providing further diversification, such investments involve “sovereign risks” in addition to the credit and market risks to which securities generally are subject.  Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States).  Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.  In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

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Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers.  Further, it may be more difficult for the Trust’s agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities.  Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States.  Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments.  For example, securities that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept purchase or redemption orders.  As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and International Depositary Receipts (“IDRs”).  ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer.  ADRs generally are publicly traded in the United States.  ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation.  EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

Depositary receipts may be issued as sponsored or unsponsored programs.  In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts.  In unsponsored programs, the issuer may not be directly involved in the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Developing Countries.  Although none of the Portfolios invest primarily in securities of issuers in developing countries, many of the Funds may invest in these securities to some degree.  Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries.  Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision.  Developing countries have often experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in these countries to decline.  Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal.  Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

Currency Fluctuations.  Investments in foreign securities may be denominated in foreign currencies.  The value of a Portfolio’s investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations.  A Portfolio’s share price may, therefore, also be affected by changes in currency exchange rates.  Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors.  Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.  In addition, a Portfolio may incur costs in connection with conversions between various currencies.

Foreign Currency Transactions.  A Portfolio that invests in securities denominated in foreign currencies will need to engage in foreign currency exchange transactions.  Such transactions may occur on a “spot” basis at the exchange rate prevailing at the time of the transaction.  Alternatively, a Portfolio may enter into forward foreign currency exchange contracts.  A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract.  A Portfolio may enter into a forward contract to increase exposure to a foreign currency when it wishes to “lock in” the U.S. dollar price of a security it expects to or is obligated to purchase or sell in the future.  This practice may be referred to as “transaction hedging.”  In addition, when a Portfolio’s Sub-advisor believes that the currency of a particular country may suffer or enjoy a significant movement compared to another currency, the Portfolio may enter into a forward contract to sell or buy the first foreign currency (or a currency that acts as a proxy for such currency).  This practice may be referred to as “portfolio hedging.”  In any event, the precise matching of the forward contract amounts and the value of the securities involved generally will not be possible.  No Portfolio will enter into a forward contract if it would be obligated to sell an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in or exposed to that currency, or will sell an amount of proxy currency in excess of the value of securities denominated in or exposed to the related currency unless open positions in forwards used for non-hedging purposes are covered by the segregation on the Portfolios’ records of assets determined to be liquid and marked to market daily.  The effect of entering into a forward contract on a Portfolio’s share price will be similar to selling securities denominated in one currency and purchasing securities denominated in another.  Although a forward contract may reduce a Portfolio’s losses on

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securities denominated in foreign currency, it may also reduce the potential for gain on the securities if the currency’s value moves in a direction not anticipated by the Sub-advisor.  In addition, foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

Stocks represent shares of ownership in a company.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation.  (Some of the Sub-advisors consider preferred stocks to be equity securities for purposes of the various Portfolios’ investment policies and restrictions, while others consider them fixed income securities.)  After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

Most of the Portfolios, including the Portfolios that invest primarily in equity securities, may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments.  Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk.  Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due.  The ratings given a security by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”), which are described in detail in the Appendix to the Trust’s SAI, provide a generally useful guide as to such credit risk.  The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security.  Increasing the amount of Portfolio assets invested in lower-rated securities generally will increase the Portfolio’s income, but also will increase the credit risk to which the Portfolio is subject.  Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally.  An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices.  In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

Lower-Rated Fixed Income Securities.  Lower-rated high-yield bonds (commonly known as “junk bonds”) are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody’s or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor.  Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds.  In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.  Because the risk of default is higher in lower-rated bonds, a Sub-advisor’s research and analysis tend to be very important ingredients in the selection of these bonds.  In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

Bonds rated in the four highest ratings categories are frequently referred to as “investment grade.”  However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

Mortgage-backed securities are securities representing interests in “pools” of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities).  Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer’s ability to borrow from the U.S. Treasury.  Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise.  However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security.  If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment.  Prepayments on some mortgage-backed

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securities may necessitate that a Portfolio find other investments, which, because of intervening market changes, will often offer a lower rate of return.  In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

Collateralized Mortgage Obligations (CMOs).  CMOs are a type of mortgage pass-through security that are typically issued in multiple series with each series having a different maturity.  Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities.  Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are mortgage pass-through securities that have been divided into interest and principal components.  “IOs” (interest only securities) receive the interest payments on the underlying mortgages while “POs” (principal only securities) receive the principal payments.  The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans.  If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government.  Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.  Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

Asset-backed securities conceptually are similar to mortgage pass-through securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages.  The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided.  In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

Certain of the Portfolios may invest in convertible securities.  Convertible securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock.  Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer’s balance sheet.  Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.  Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.  The value of warrants may fluctuate more than the value of the securities underlying the warrants.  A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

The Portfolios (other than the AST DeAM Small-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the Alger All-Cap Growth Portfolio, the AST Alliance Growth Portfolio, the AST Alliance/Bernstein Growth + Value Portfolio, the AST Sanford Bernstein Core Value Portfolio, the AST Cohen & Steers Realty Portfolio, the AST Sanford Bernstein Managed Index 500 Portfolio, and the AST Alliance Growth and Income Portfolio) may purchase securities on a when-issued, delayed-delivery or forward commitment basis.  These transactions generally involve the purchase of a security with payment and delivery due at some time in the future.  A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates.  If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price and yield.  While the Portfolios will generally engage in such when-issued, delayed-delivery and forward commitment transactions with the intent of actually acquiring the securities, a Portfolio may sometimes sell such a security prior to the settlement date.  The AST Money Market Portfolio will not enter into these commitments if they would exceed 15% of the value of the Portfolio’s total assets less its liabilities other than liabilities created by these commitments.

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Certain Portfolios may also sell securities on a delayed-delivery or forward commitment basis.  If the Portfolio does so, it will not participate in future gains or losses on the security.  If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities (except for the AST Money Market Portfolio, which is limited to 10% of net assets, and the AST Alliance/Bernstein Growth + Value Portfolio, the AST Sanford Bernstein Core Value Portfolio and the AST Sanford Bernstein Managed Index 500 Portfolio, which is limited to 5% of its net assets).  Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment.  Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933.  These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Sub-advisor under the guidelines adopted by the Trustees of the Trust.  However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

Each Portfolio may enter into repurchase agreements.  Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.  Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor.  The AST Goldman Sachs High Yield Portfolio may enter into repurchase agreements collateralized by securities issued by foreign governments.  Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days.  Repurchase agreements that mature in more than seven days are subject to a Portfolio’s limit on illiquid securities.

A Portfolio that enters into a repurchase agreement may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented from disposing of the collateral.  A Portfolio also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement.  If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

The AST Neuberger Berman Mid-Cap Growth Portfolio will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

Certain Portfolios (specifically, the AST JPMorgan International Equity Portfolio, AST William Blair International Growth Portfolio, the AST Small-Cap Growth Portfolio, the AST Goldman Sachs Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Marsico Capital Growth Portfolio, the AST Goldman Sachs Concentrated Growth Portfolio, the AST DeAM Large-Cap Value Portfolio, the AST Lord Abbett Bond-Debenture Portfolio, the AST Goldman Sachs High Yield Portfolio, AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio) may enter into reverse repurchase agreements.  In a reverse repurchase agreement, a Portfolio sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate.  It may also be viewed as a borrowing of money by the Portfolio and, like borrowing money, may increase fluctuations in a Portfolio’s share price.  When entering into a reverse repurchase agreement, a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

114

BORROWING:

Each Portfolio may borrow money from banks or broker/dealers.  Each Portfolio’s borrowings are limited so that immediately after such borrowing the value of the Portfolio’s assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings.  Should a Portfolio, for any reason, have borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the necessary test within three business days.  Certain Portfolios (the AST DeAM International Equity Portfolio, the AST JPMorgan International Equity Portfolio, the AST Small-Cap Value Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Gabelli All-Cap Value Portfolio, the AST T. Rowe Price Natural Resources Portfolio, the AST Global Allocation Portfolio, the AST T. Rowe Price Asset Allocation Portfolio and the AST Money Market Portfolio) will not purchase securities when outstanding borrowings are greater than 5% of the Portfolio’s total assets.  If a Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

Each Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others (collectively, a “Borrower”) for the purpose of realizing additional income.  Voting rights on loaned securities typically pass to the borrower, although a Portfolio has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons.  All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Any cash collateral received by a Portfolio in connection with such loans normally will be invested in short-term instruments, which may not be immediately liquid under certain circumstances.  Any losses resulting from the investment of cash collateral would be borne by the lending Portfolio. The Portfolio could also suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of a Borrower’s default. These events could trigger adverse tax consequences to a Portfolio.  Lending securities involves certain other risks, including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to timely return a loaned security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

Investments of Uninvested Cash.  The Trust has made arrangements with certain unaffiliated money market mutual funds so that the Sub-advisors for the various Portfolios can “sweep” excess cash balances of the Portfolios to those funds for temporary investment purposes.  Under the Investment Company Act of 1940, as amended, a Portfolio’s investment in such unaffiliated money market mutual funds is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of a Portfolio’s total assets with respect to any one investment company; and (c) 10% of a Portfolio’s total assets in the aggregate.  Certain Sub-advisors may invest Portfolio assets in money market funds that they advise or in other investment companies after obtaining appropriate exemptive relief from certain provisions of the Act.  Pursuant to an exemptive order issued by the Commission, the Sub-advisors can also “sweep” excess cash balances of the Portfolios to one or more affiliated money market mutual funds or short-term bond funds for temporary investment purposes, so long as no more than 25% of a Portfolio’s total assets are invested in shares of an affiliated money market mutual fund or short-term bond fund.

Investments in Other Investment Companies.  Investments by the Portfolios in other investment companies will result in an additional layer of fees for Portfolio shareholders.  The additional layer of fees is charged to the Portfolios in their capacity as a shareholder in the other investment company.   Under the Investment Company Act of 1940, as amended, a Portfolio’s investment in other investment companies is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Portfolio’s total assets with respect to any one investment company; and (c) 10% of the Portfolio’s total assets in the aggregate.

EXCHANGE-TRADED FUNDS (ETFs):

ETFs are a type of investment company bought and sold on a securities exchange.  An ETF represents a fixed portfolio of securities designed to track a particular market index. Consistent with their respective investment objectives and when otherwise permissible, the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees which increase their costs.

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SHORT SALES “AGAINST THE BOX”:

The AST JPMorgan International Equity Portfolio, the AST William Blair International Growth Portfolio, the AST Small-Cap Growth Portfolio, the AST Goldman Sachs Small-Cap Value Portfolio, the AST Goldman Sachs Mid-Cap Growth Portfolio, the AST Goldman Sachs Concentrated Growth Portfolio, the AST DeAM Large-Cap Value Portfolio, the AST American Century Income & Growth Portfolio, the AST Gabelli All-Cap Value Portfolio, the AST Hotchkis & Wiley Large-Cap Value Portfolio, the AST Global Allocation Portfolio, the AST American Century Strategic Balanced Portfolio, the AST Goldman Sachs High Yield Portfolio, the AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Federated Aggressive Growth Portfolio make short sales “against the box.”  A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future.  A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security.  If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

INITIAL PUBLIC OFFERINGS:

Certain Portfolios may participate in the initial public offering (“IPO”) market, and a portion of a Portfolio’s returns may be attributable to Portfolio investments in IPOs.  There is no guarantee that as a Portfolio’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.  A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.  The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

116

NOTES

117

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Managers
American Skandia Investment Services, Incorporated	Prudential Investments LLC
One Corporate Drive	Gateway Center Three, 100 Mulberry Street
Shelton, CT 06484	Newark, NJ 07102

Sub-Advisors
Alliance Capital Management L.P.
American Century Investment Management, Inc.
Cohen & Steers Capital Management, Inc.
Deutsche Asset Management, Inc.
Eagle Asset Management
Federated Equity Management Company
Fred Alger Management, Inc.
GAMCO Investors, Inc.
Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Capital Management, LLC
Integrity Asset Management
J.P. Morgan Investment Management, Inc.
LSV Asset Management
Lord, Abbett & Co. LLC
Marsico Capital Management, LLC
Massachusetts Financial Services Company
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
Sanford C. Bernstein & Co., LLC
T. Rowe Price Associates, Inc.
T. Rowe Price International, Inc.
Wells Capital Management, Inc.
William Blair & Company L.L.C.

Custodians
PFPC Trust Company	JP Morgan Chase Bank
400 Bellevue Parkway	4 MetroTech Center
Wilmington, DE 19809	Brooklyn, NY 11245

Administrator Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Registered Public Accountants
KPMG LLP
757 Third Avenue
New York, NY 10017

Legal Counsel

Counsel to the Independent Trustees

Goodwin Procter LLP	Bell, Boyd & Lloyd LLC
901 New York Avenue, N.W.	70 West Madison Street
Washington, D.C. 20001	Chicago, IL 60602

118

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One Corporate Drive, Shelton, Connecticut 06484.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus.  Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies.  In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.  The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

Delivery of Prospectus and other Documents to Households.  To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there.  If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and wish to revoke this consent or otherwise would prefer to continue to receive your own copy, you should call 1-800-SKANDIA or write to “American Skandia Trust, c/o American Skandia Life Assurance Corporation.” at P.O. Box 7038, Bridgeport, CT  06601-9642.  The Trust will begin sending individual copies to you within thirty days of receipt of revocation.

The information in the Trust’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission.  Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.  The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.  Finally, information about the Trust is available on the EDGAR database on the Commission’s Internet site at http://www.sec.gov.

Investment Company Act File No. 811-5186

119

STATEMENT OF ADDITIONAL INFORMATION	May 1, 2005

AMERICAN SKANDIA TRUST

One Corporate Drive, Shelton, Connecticut 06484

American Skandia Trust (the Trust) is a diversified, open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its 37 separate Portfolios, each of which is, for investment purposes, in effect a separate fund (the Portfolios).  The Trust consistes of the following Portfolios:

AST JPMorgan International Equity Portfolio

AST William Blair International Growth Portfolio

AST LSV International Value Portfolio

AST MFS Global Equity Portfolio

AST Small-Cap Growth Portfolio

AST DeAM Small-Cap Growth Portfolio

AST Federated Aggressive Growth Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Small-Cap Value Portfolio

AST DeAM Small-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Neuberger Berman Mid-Cap Growth Portfolio

AST Neuberger Berman Mid-Cap Value Portfolio

AST Alger All-Cap Growth Portfolio

AST Gabelli All-Cap Value Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Alliance Growth Portfolio

AST MFS Growth Portfolio

AST Marsico Capital Growth Portfolio

AST Goldman Sachs Concentrated Growth Portfolio

AST DeAM Large-Cap Value Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST Alliance/Bernstein Growth + Value Portfolio

AST Sanford Bernstein Core Value Portfolio

AST Cohen & Steers Realty Portfolio

AST Sanford Bernstein Managed Index 500 Portfolio

AST American Century Income & Growth Portfolio

AST Alliance Growth and Income Portfolio

AST Global Allocation Portfolio

AST American Century Strategic Balanced Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Global Bond Portfolio

AST Goldman Sachs High Yield Portfolio

AST Lord Abbett Bond-Debenture Portfolio

AST PIMCO Total Return Bond Portfolio

AST PIMCO Limited Maturity Bond Portfolio

AST Money Market Portfolio

The Trust offers one class of shares of each Portfolio.  Shares of the Trust are or may be sold to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey and American Skandia Life Assurance Company (collectively, Prudential Insurance) as investment options under variable life insurance and variable annuity contracts.  In addition, shares of the Portfolios may be offered to separate accounts of non-Prudential insurance companies for the same types of contracts (collectively with the Prudential Insurance contracts, the Contracts). These separate accounts invest in shares of the Trust through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Trust to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

Not every Portfolio is available under each Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract.

In order to sell shares to both Prudential and non-Prudential insurance companies, the Trust has obtained an exemptive order (the Order) from the United States Securities and Exchange Commission (SEC). The Trust and its Portfolios are managed in compliance with the terms and conditions of that Order. This statement of additional information is not a prospectus and should be read in conjunction with the Trust’s prospectus dated May 1, 2005, which is available without charge upon written request to American Skandia Trust, One Corporate Drive, Shelton, Connecticut 06484 or by telephoning (203) 926-1888. The Trust’s audited financial statements for the fiscal year ended December 31, 2004 are incorporated in this statement of additional information by reference to the Trust’s 2004 annual report (file no. 811-03623). You may obtain a copy of the Fund’s annual report at no charge by request to the Trust, at the address or telephone number noted below.

Caption
GENERAL INFORMATION AND HISTORY:
INVESTMENT OBJECTIVES AND POLICIES:
AST JP Morgan International Equity Portfolio:
AST William Blair International Growth Portfolio:
AST LSV International Value Portfolio:
AST MFS Global Equity Portfolio:
AST Small-Cap Growth Portfolio:
AST DeAM Small-Cap Growth Portfolio:
AST Federated Aggressive Growth Portfolio:
AST Goldman Sachs Small-Cap Value Portfolio:
AST Small-Cap Value Portfolio:
AST DeAM Small-Cap Value Portfolio:
AST Goldman Sachs Mid-Cap Growth Portfolio:
AST Neuberger Berman Mid-Cap Growth Portfolio:
AST Neuberger Berman Mid-Cap Value Portfolio:
AST Alger All-Cap Growth Portfolio:
AST Gabelli All-Cap Value Portfolio:
AST T. Rowe Price Natural Resources Portfolio:
AST Alliance Growth Portfolio:
AST MFS Growth Portfolio:
AST Marsico Capital Growth Portfolio:
AST Goldman Sachs Concentrated Growth Portfolio:
AST DeAM Large-Cap Value Portfolio:
AST Hotchkis & Wiley Large-Cap Value Portfolio:
AST Alliance/Bernstein Growth + Value Portfolio:
AST Sanford Bernstein Core Value Portfolio:
AST Cohen & Steers Realty Portfolio:
AST Sanford Bernstein Managed Index 500 Portfolio:
AST American Century Income & Growth Portfolio:
AST Alliance Growth and Income Portfolio:
AST Global Allocation Portfolio:
AST American Century Strategic Balanced Portfolio:
AST T. Rowe Price Asset Allocation Portfolio:
AST T. Rowe Price Global Bond Portfolio:
AST Goldman Sachs High Yield Portfolio:
AST Lord Abbett Bond-Debenture Portfolio:
AST PIMCO Total Return Bond Portfolio:
AST PIMCO Limited Maturity Bond Portfolio:
AST Money Market Portfolio:
INVESTMENT RESTRICTIONS:
CERTAIN RISK FACTORS AND INVESTMENT METHODS:
PORTFOLIO TURNOVER:
ORGANIZATION AND MANAGEMENT OF THE TRUST:
INVESTMENT ADVISORY AND OTHER SERVICES:
BROKERAGE ALLOCATION:
ALLOCATION OF INVESTMENTS:
COMPUTATION OF NET ASSET VALUES:
SALE OF SHARES:
DESCRIPTION OF SHARES OF THE TRUST:
UNDERWRITER:
TAX MATTERS:
DISCLOSURE OF PORTFOLIO HOLDINGS
CUSTODIAN:
OTHER INFORMATION:
FINANCIAL STATEMENTS:
APPENDIX:

GENERAL INFORMATION AND HISTORY:

Prior to May 1, 1992, the Trust was known as the Henderson International Growth Fund, which consisted of only one portfolio.  This initial Portfolio is currently known as the AST JPMorgan International Equity Portfolio (formerly known as the AST Strong International Equity Portfolio, the AST AIM International Equity Portfolio, the AST Putnam International Equity Portfolio and the Seligman Henderson International Equity Portfolio).  The AST Alliance Growth and Income Portfolio (formerly known as the AST Lord Abbett Growth and Income Portfolio) was first offered as of May 1, 1992.  The AST Goldman Sachs Concentrated Growth Portfolio (formerly known as the AST JanCap Growth Portfolio) and the AST Money Market Portfolio were first offered as of November 4, 1992.  The AST Neuberger Berman Mid-Cap Value Portfolio (formerly known as the Federated Utility Income Portfolio) and the AST Global Allocation Portfolio (formerly known as the DeAM Global Allocation Portfolio, the AIM Balanced Portfolio, the AST Putnam Balanced Portfolio and the AST Phoenix Balanced Asset Portfolio) were first offered as of May 1, 1993.  The Goldman Sachs High Yield Portfolio (formerly known as the AST Federated High Yield Portfolio), the AST T. Rowe Price Asset Allocation Portfolio, AST Small-Cap Growth Portfolio (formerly known as the AST State Street Research Small-Cap Growth Portfolio, the PBHG Small-Cap Growth Portfolio, the AST Janus Small-Cap Growth Portfolio and the Founders Capital Appreciation Portfolio), the AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly known as the AST INVESCO Capital Income Portfolio) and the AST PIMCO Total Return Bond Portfolio were first offered as of December 31, 1993.  The AST T. Rowe Price Global Bond Portfolio (formerly known as the AST Scudder International Bond Portfolio) was first offered as of May 1, 1994.  The AST Neuberger Berman Mid-Cap Growth Portfolio (formerly known as the Berger Capital Growth Portfolio) was first offered as of October 19, 1994.  The AST LSV International Value Portfolio (formerly known as the AST DeAM International Equity Portfolio and the AST Founders Passport Portfolio and the Seligman Henderson International Small Cap Portfolio), the AST T. Rowe Price Natural Resources Portfolio and the AST PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995.  The AST Alliance Growth Portfolio (formerly known as the AST Oppenheimer Large-Cap Growth Portfolio and the Robertson Stephens Value + Growth Portfolio) was first offered as of May 2, 1996.  The AST William Blair International Growth Portfolio (formerly known as the AST Janus Overseas Growth Portfolio), the AST Small-Cap Value Portfolio (formerly known as the AST Gabelli Small-Cap Value Portfolio and the AST T. Rowe Price Small Company Value Portfolio), the AST American Century Strategic Balanced Portfolio and the AST American Century Income & Growth Portfolio (formerly known as the AST Putnam Value Growth & Income Portfolio) were first offered as of January 2, 1997.  The AST Marsico Capital Growth Portfolio was first offered as of December 22, 1997.  The AST Goldman Sachs Small-Cap Value Portfolio (formerly known as the AST Lord Abbett Small Cap Value Portfolio), the AST Cohen & Steers Realty Portfolio, and the AST Sanford Bernstein Managed Index 500 Portfolio (formerly known as the AST Bankers Trust Managed Index 500 Portfolio) were first offered as of January 2, 1998.  The AST DeAM Small-Cap Growth Portfolio (formerly known as the AST Scudder Small-Cap Growth Portfolio) was first offered as of January 4, 1999.  The AST MFS Global Equity Portfolio and the AST MFS Growth Portfolio were first offered as of October 18, 1999.  The AST Alger All-Cap Growth Portfolio was first offered as of December 30, 1999.  The AST Goldman Sachs Mid-Cap Growth Portfolio (formerly known as the AST Janus Mid-Cap Growth Portfolio) was first offered as of May 1, 2000.  The AST Federated Aggressive Growth Portfolio, the AST Gabelli All-Cap Value Portfolio, the AST DeAM Large-Cap Value Portfolio (formerly known as the Janus Strategic Value Portfolio) and the AST Lord Abbett Bond-Debenture Portfolio were first offered on October 23, 2000.  The AST Alliance/Bernstein Growth + Value Portfolio and the AST Sanford Bernstein Core Value Portfolio were first offered on May 1, 2001.  The AST DeAM Small-Cap Growth Portfolio was first offered on May 1, 2002.

INVESTMENT OBJECTIVES AND POLICIES:

The following information supplements, and should be read in conjunction with, the discussion in the Trust’s Prospectus of the investment objective and policies of each Portfolio.  The investment objective and supplemental information regarding the investment policies for each of the Portfolios are described below and should be considered separately.  Each Portfolio has a different investment objective and certain policies may vary.  As a result, the risks, opportunities and return in each Portfolio may differ.  There can be no assurance that any Portfolio’s investment objective will be achieved.  Certain risk factors in relation to various securities and instruments in which the Portfolios may invest are described in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

The investment objective and the investment policies and limitations of each Portfolio, unless otherwise specified, are not “fundamental” policies and may be changed by the Board of Trustees of the Trust without approval of the shareholders of the affected Portfolio.  Those investment policies specifically labeled as fundamental, including those described in the “Investment Restrictions” section of this Statement, may not be changed without shareholder approval.  Fundamental investment policies of a Portfolio may be changed only with the approval of at least the lesser of (1) 67% or more of the total shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented, or (2) a majority of the outstanding shares of the Portfolio.

AST JPMorgan International Equity Portfolio:

Investment Objective:  The investment objective of the Portfolio (formerly, the AST Strong International Equity Portfolio) is to seek long-term capital growth by investing in a diversified portfolio of international equity securities.

Investment Policies:

Real Estate Investment Trusts (“REITs”).  The Portfolio may invest in equity and/or debt securities issued by REITs.  Such investments will not exceed 5% of the total assets of the Portfolio.

REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein.  A REIT may focus on particular types of projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Portfolio invests in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns.  The Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, environmental liability risks, risks related to general and local economic conditions, adverse change in the climate for real estate, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended.  Equity and mortgage REITs are dependent upon management skill, and are generally not diversified and therefore are subject to the risk of financing single or a limited number of projects.  Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility that the REIT will fail to maintain its exemption from the 1940 Act.  Changes in interest rates may also affect the value of debt securities of REITs held by the Portfolio.  By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his/her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs.

Reverse Repurchase Agreements.  The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  The Portfolio may enter into reverse repurchase agreements in amounts not exceeding 10% of the value of its total assets.  Reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio in lieu of liquidation may decline below the repurchase price of the securities sold by the Portfolio that it is obligated to repurchase.  This risk could cause a reduction in the net asset value of the Portfolio’s shares.

Additional information about reverse repurchase agreements and their risks are included in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Lending of Portfolio Securities.  While securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  The Portfolio has the right to call its loans and obtain the securities on three business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time that coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Additional information about the lending of portfolio securities is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Borrowings.  The Portfolio may borrow money to a limited extent from banks for temporary or emergency purposes subject to the limitations under the 1940 Act.  In addition, the Portfolio does not intend to engage in leverage; therefore, consistent with current interpretations of the SEC, the Portfolio will not purchase additional securities while borrowings from banks exceed 5% of the Portfolio’s total assets.  Additional information about borrowing is included in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Securities Issued on a When-Issued or Delayed-Delivery Basis.  The Portfolio may purchase securities on a “when-issued” basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction).  The Portfolio also may purchase or sell securities on a delayed-delivery basis.  The payment obligation and the interest rate that will be received on the delayed delivery-securities are fixed at the time the buyer enters into the commitment.  If the Portfolio purchases a when-issued security or enters into a delayed-delivery agreement, the Portfolio’s custodian bank will segregate cash or other liquid assets in an amount at least equal to the when-issued commitment or delayed-delivery agreement commitment.  Additional information about when-issued and delayed-delivery transactions and their risks is included in this Statement and in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Short Sales “Against the Box.”  As described in the Trust’s Prospectus, the Portfolio may from time to time make short sales against the box. To secure its obligation to deliver the securities sold short, the Portfolio will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.  Because the Portfolio ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short, the Portfolio will normally close out a short position covered by convertible securities by purchasing and delivering an equal amount of the securities sold short, rather than by delivering the convertible securities that it already holds.

The Portfolio will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security.  In such case, any future losses in the Portfolio’s long position should be reduced by a gain in the short position.  Conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium.  In determining the number of shares to be sold short against the Portfolio’s position in a convertible security, the anticipated fluctuation in the conversion premium is considered.  The Portfolio may also make short sales to generate additional income from the investment of the cash proceeds of short sales.  In no event may more than 10% of the value of the Portfolio’s total assets be deposited or pledged as collateral for short sales at any time.

Foreign Securities.  The Portfolio normally invests primarily in foreign securities, including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”).  Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.  ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be.  ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

To the extent the Portfolio invests in securities denominated in foreign currencies, the Portfolio bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets.  The Portfolio’s investments in securities denominated in foreign currencies generally will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies that generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market.  The Portfolio may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market.

Investments by the Portfolio in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail risks that are greater than those associated with domestic investments.  The risks of investing in foreign securities are discussed in detail in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”  Investment by the Portfolio in ADRs, EDRs and similar securities also may entail some or all or these risks.  The Sub-advisor seeks to mitigate the risks associated with foreign investment through diversification and active professional management.

Developing Countries.  A developing country or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle.  Currently, emerging markets generally include every country in the world other than the developed European countries (primarily in Western Europe), the United States, Canada, Japan, Australia, New Zealand, Hong Kong and Singapore.  The characteristics of markets can change over time.  Currently, the Sub-advisor believes that investing in many emerging markets is not desirable or feasible because of the lack of adequate custody arrangements for the Portfolio’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons.  As desirable opportunities to invest in securities in emerging markets develop, the Portfolio may expand and further broaden the group of emerging markets in which it invests.

Many of the risks relating to foreign securities generally will be greater for emerging markets than for developed countries.  Many emerging markets have experienced substantial rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets for certain developing markets.  Economies in emerging markets generally are heavily dependent upon international trade and accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.  There also may be a lower level of securities market monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.  The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets are often higher than the costs of investing in the United States; this is particularly true with respect to emerging markets.  Such markets have different settlement and clearance procedures.  In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such settlement problems may cause emerging market securities to be illiquid.  The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities.  Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in liability to the purchaser.  Certain emerging markets may lack clearing facilities equivalent to those in developed countries.  Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Portfolio to the risk of losses resulting from its inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio’s portfolio securities in such markets may not be readily available. The Portfolio’s portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust’s Board of Trustee.

Portfolio Turnover.  Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Portfolio’s investment objective, regardless of the holding period of that security.  Additional information about portfolio turnover is included in this Statement under “Portfolio Transactions” and the Trust’s Prospectus under “Portfolio Turnover.”

Options, Futures and Currency Strategies.  The Portfolio may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Portfolio’s investments.  These instruments are often referred to as “derivatives,” which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

General Risks of Options, Futures and Currency Strategies.  The use by the Portfolio of options, futures contracts and forward currency contracts involves special considerations and risks.  For example, there might be imperfect correlation, or even no correlation, between the price movements or an instrument (such as an option contract) and the price movements of the investments being hedged.  In these circumstances, if a “protective put” is used to hedge a potential decline in a security and the security does decline in price, the put option’s increased value may not completely offset the loss in the underlying security.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

The Portfolio will not enter into a hedging transaction if the Sub-advisor determines that the cost of hedging will exceed the potential benefit to the Portfolio.

Additional information on these instruments is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”  Certain risks pertaining to particular strategies are described in the sections that follow.

Cover.  Transactions using forward contracts, futures contracts and options (other than options purchased by a Portfolio) expose the Portfolio to an obligation to another party.  A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash or liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above.  The Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets.  If a large portion of a Portfolio’s assets is used for cover or otherwise set aside, it could affect portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Writing Call Options.  The Portfolio may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies.  Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

Writing Put Options.  The Portfolio may write (sell) put options on securities, futures contracts, forward contracts, indices and currencies.  The Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency.  The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

Purchasing Put Options.  The Portfolio may purchase put options on securities, futures contracts, forward contracts, indices and currencies.  The Portfolio may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

The Portfolio may also purchase put options on underlying securities, contracts or currencies against which it has written other put options.  For example, where the Portfolio has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written put.  Used in combinations, these strategies are commonly referred to as “put spreads.”  Likewise, the Portfolio may write call options on underlying securities, contracts or currencies against which it has purchased protective put options.  This strategy is commonly referred to as a “collar.”

Purchasing Call Options.  The Portfolio may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies.  The Portfolio may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

The Portfolio may also purchase call options on underlying securities, contracts or currencies against which it has written other call options.  For example, where the Portfolio has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written call.  Used in combinations, these strategies are commonly referred to as “call spreads.”

Options may be either listed on an exchange or traded in over-the-counter (“OTC”) markets.  Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates.  OTC options are two-party contracts with negotiated strike prices and expiration dates.  The Portfolio will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable.  OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which would guarantee performance).  Consequently, there is a risk of non-performance by the dealer.  Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer’s price will be used.

Index Options.  The risks of investment in index options may be greater than options on securities.  Because index options are settled in cash, when the Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.  The Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based.  However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

Limitations on Options.  The Portfolio will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolio’s total assets.  The Portfolio will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Portfolio’s total assets.

Interest Rate, Currency and Stock Index Futures Contracts.  The Portfolio may enter into interest rate, currency or stock index futures contracts (collectively, “Futures” or “Futures Contracts”) and options on Futures as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it.  The Portfolio’s hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchase of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or deliver a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place.  A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

The Portfolio will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument.  Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

The Portfolio’s Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Portfolio owns, or Futures will be purchased to protect the Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

If the Portfolio were unable to liquidate a Future or an option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Portfolio would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Portfolio might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Additional information on Futures, options on Futures, and their risks is included in this Statement and the Trust’s

Prospectus under “Certain Risk Factors and Investment Methods.”

Forward Contracts.  A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties.  The Portfolio either may accept or make delivery of the currency at the maturity of the forward contract.  The Portfolio may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges.  As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

The cost to the Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance.

Additional information on forward contracts and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Other Investment Companies.  The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST JPMorgan International Equity Portfolio.  These limitations are not “fundamental” restrictions, and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.             Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.

2.             Make investments for the purpose of gaining control of a company’s management.

AST William Blair International Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

Futures, Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps.  The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio’s commitments under outstanding futures contracts positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio.  The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio’s assets.

The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly.  The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted, by the Sub-advisor for monitoring the creditworthiness of those entities.  To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio’s obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio’s limitation on illiquid investments.  In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so.  For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Eurodollar Instruments. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate

(“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Swaps and Swap-Related Products. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian of the Portfolio. If the Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will segregate cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.  For an additional discussion of these strategies, see this Statement under “Certain Risk Factors and Investment Methods.”

Investment Company Securities.  From time to time, the Portfolio may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act.  The Portfolio may invest in securities of money market funds managed by the Sub-advisor subject to the terms of an exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.  Under such order, the Portfolio will limit its aggregate investment in a money market fund managed by the Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million, although the Trust’s Board of Trustees may increase this limit up to 25% of the Trust’s total assets.

Zero-Coupon, Pay-In-Kind and Step Coupon Securities.  The Portfolio may invest up to 10% of its assets in zero-coupon, pay-in-kind and step coupon securities.  For a discussion of zero-coupon debt securities and the risks involved therein, see this Statement under “Certain Risk Factors and Investment Methods.”

Pass-Through Securities.  The Portfolio may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests.  A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolio.  For an additional discussion of pass-through securities and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Depositary Receipts.  The Portfolio may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer.  Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolio may also invest in European Depositary Receipts (“EDRs”), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets.  GDRs are securities convertible into equity securities of foreign issuers.

Other Income-Producing Securities.  Other types of income producing securities that the Portfolio may purchase include, but are not limited to, the following types of securities:

Variable and Floating Rate Obligations.  These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

Standby Commitments. These instruments, which are similar to a put, give the Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Portfolio will not invest more than 5% of its assets in inverse floaters.  The Portfolio will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Portfolio.

Reverse Repurchase Agreements.  The Portfolio may enter into reverse repurchase agreements.  The Portfolio will enter into such agreements only to provide cash to satisfy unusually heavy redemption requests and for other temporary or emergency purposes, rather than to obtain cash to make additional investments.  While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement.  The Portfolio will enter into reverse repurchase agreements only with parties that Sub-advisor deems creditworthy.  For an additional description of these investment techniques, see the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Investment Policies Which May be Changed Without Shareholder Approval.  The following limitations are applicable to the AST William Blair International Growth Portfolio.  These limitations are not “fundamental” restrictions and may be changed by the Trustees without shareholder approval:

1.             The Portfolio will not change its policy to invest at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States unless it provides 60 days prior written notice to its shareholders.

2.             The Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of CFTC regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Portfolio’s net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Portfolio’s commitments under outstanding futures contracts positions would exceed the market value of its total assets.

3.             The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

4.             The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

5.             The Portfolio does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act.

6.             The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio’s net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

7.             The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Trustees, or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”), or any successor to such rule, and Section 4(2) commercial paper.  Accordingly, such securities may not be subject to the foregoing limitation.

8.             The Portfolio may not invest in companies for the purpose of exercising control of management.

AST LSV International Value Portfolio:

Investment Objective:  The investment objective of the Portfolio (formerly known as the AST DeAM International Equity Portfolio) is to seek capital growth.

Investment Policies:

Options On Stock Indices and Stocks.  An option is a right to buy or sell a security at a specified price within a limited period of time.  The Portfolio may write (“sell”) covered call options on any or all of its portfolio securities.  In addition, the Portfolio may purchase options on securities.  The Portfolio may also purchase put and call options on stock indices.

The Portfolio may write (“sell”) options on any or all of its portfolio securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate.  No specified percentage of the Portfolio’s assets is invested in securities with respect to which options may be written.  The extent of the Portfolio’s option writing activities will vary from time to time depending upon the Sub-advisor’s evaluation of market, economic and monetary conditions.

When the Portfolio purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase.  The Portfolio will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Portfolio to enter into a closing purchase transaction and close out its position.  If the Portfolio desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

The Portfolio may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

Options written by the Portfolio will normally have expiration dates between three and nine months from the date written.  The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written.  From time to time for tax and other reasons, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index.  The Portfolio purchases put options on stock indices to protect the portfolio against decline in value.  The Portfolio purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements.  Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives.  When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later.  The purpose of these transactions is not to generate gain, but to “hedge” against possible loss.  Therefore, successful hedging activity will not produce net gain to the Portfolio.  Any gain in the price of a call option is likely to be offset by higher prices the Portfolio must pay in rising markets, as cash reserves are invested.  In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts.  Thus, the number of options the Portfolio may hold may be affected by options held by other advisory clients of the Sub-advisor.  As of the date of this Statement, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Portfolio.

One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless.  However, this risk is limited to the premium paid by the Portfolio.  Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Portfolio may wish to close out an option position.  It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open.  In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Portfolio will lose the right to appreciation of the stock for the duration of the option.  For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Futures Contracts.  The Portfolio may enter into futures contracts (or options thereon) for hedging purposes.  U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an “FCM”) or brokerage firm which is a member of the relevant contract market.  Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange.  Such a transaction cancels the obligation to make or take delivery of the commodities.

The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities.  For example, if prices were expected to decrease, the Portfolio could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby prevent the Portfolio’s net asset value from declining as much as it otherwise would have.  The Portfolio also could protect against potential price declines by selling portfolio securities and investing in money market instruments.  However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices.  This technique is sometimes known as an anticipatory hedge.  Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market.

The Portfolio may also enter into interest rate and foreign currency futures contracts.  Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper.  Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into.  In the case of an option that is “in-the-money,” the in-the-money amount may be excluded in computing such 5%.  In general a call option on a future is “in-the-money” if the value of the future exceeds the exercise (“strike”) price of the call; a put option on a future is “in-the-money” if the value of the future which is the subject of the put is exceeded by the strike price of the put.  The Portfolio may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes.  As to long positions which are used as part of the Portfolio’s strategies and are incidental to its activities in the underlying cash market, the “underlying commodity value” of the Portfolio’s futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant.  The “underlying commodity value” of a future is computed by multiplying the size of the future by the daily settlement price of the future.  For an option on a future, that value is the underlying commodity value of the future underlying the option.

Unlike the situation in which the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract.  Instead, the Portfolio is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000.  This is called “initial margin.”  Such initial margin is in the nature of a performance bond or good faith deposit on the contract.  However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of a contract to its broker.  Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Portfolio, there was a general increase in interest rates, thereby making the Portfolio’s securities less valuable.  In all instances involving the purchase of financial futures contracts by the Portfolio, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Portfolio’s custodian to collateralize the position.  At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position which will operate to terminate the Portfolio’s position in the futures contract.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets.  Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time.  In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Portfolio to enter into new positions or close out existing positions.  If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Portfolio would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value.  As a result, the Portfolio’s access to other assets held to cover its futures positions also could be impaired.  For an additional discussion of futures contracts and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Options on Futures Contracts.  The Portfolio may purchase put and call options on futures contracts.  An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date.  Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.  In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires.  Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date.  A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date.  A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  See “Options on Foreign Currencies” below.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument.  As with the purchase of futures contracts, when the Portfolio is not fully invested it could buy a call option on a futures contract to hedge against a market advance.  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities.  For example, the Portfolio would be able to buy a put option on a futures contract to hedge the Portfolio against the risk of falling prices.  For an additional discussion of options on futures contracts and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risks Factors and Investment Methods.”

Options on Foreign Currencies.  The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized.  For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant.  In order to protect against such diminutions in the value of portfolio securities, the Portfolio could buy put options on the foreign currency.  If the value of the currency declines, the Portfolio would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on the Portfolio which otherwise would have resulted.  Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Portfolio could buy call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Securities and Exchange Commission (the “SEC”), as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default.  Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.  For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

Risk Factors of Investing in Futures and Options.  The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolio invests.  Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Portfolio may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used.  Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time.  In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Portfolio’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments.  Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.  Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences.  As a result, no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries.  Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities.  The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.  For an additional discussion of certain risks involved in investing in futures and options, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Securities.  Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.  For a discussion of certain risks involved in foreign investing, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Forward Contracts for Purchase or Sale of Foreign Currencies.  The Portfolio generally conducts its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market.  When the Portfolio purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction.  A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  The Portfolio generally will not enter into forward contracts with a term greater than one year.  In this manner, the Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received.  Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.  The Portfolio will not speculate in forward contracts.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies.  When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Portfolio may enter into a forward contract to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the Portfolio’s securities denominated in that currency.  In addition, the Portfolio may engage in “proxy-hedging,” i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated with the expectation that the value of the hedged currency will correlate with the value of the underlying currency.  The Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Portfolio to deliver an amount of foreign currency or a proxy currency in excess of the value of its portfolio securities or other assets denominated in the currency being hedged.  Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolio’s limitation on investing in illiquid securities.

At the consummation of a forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency.

If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Portfolio assets into such currency.

Dealings in forward contracts by the Portfolio will be limited to the transactions described above.  Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor.  It also should be realized that this method of protecting the value of the Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange which can be achieved at some future point in time.  Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.  For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Securities That Are Not Readily Marketable.  The Portfolio may invest up to 15% of the value of its net assets, measured at the time of investment, in investments that are not readily marketable.  As security which is not “readily marketable” is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.  The Portfolio may invest in restricted securities, subject to the foregoing 15% limitation.  “Restricted” securities generally include securities that are not registered under the Securities Act of 1933 (the “1933 Act”) and are subject to legal or contractual restrictions upon resale.  Restricted securities nevertheless may be “readily marketable” and can often be sold in privately negotiated transactions or in a registered public offering.

The Portfolio may not be able to dispose of a security that is not “readily marketable” at the time desired or at a reasonable price.  In addition, in order to resell such a security, the Portfolio might have to bear the expense and incur the delays associated with effecting registration.  In purchasing such securities, the Portfolio does not intend to engage in underwriting activities, except to the extent the Portfolio may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

Rule 144A Securities.  In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act.  Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment.  Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity or such investments.

Rule 144A under the 1933 Act, establishes a “safe harbor” from the registration of the 1933 Act for resales of certain securities to qualified institutional buyers.  The Portfolio may invest in Rule 144A securities that may or may not be readily marketable.  Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable.  However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Portfolio could affect adversely the marketability of the security.  In such an instance, the Portfolio might be unable to dispose of the security promptly or at reasonable prices.

Lower-Rated or Unrated Fixed-Income Securities.  The Portfolio may invest up to 5% of its total assets in fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase.  (This limitation does not apply to convertible securities and preferred stocks.)  Investments in lower-rated or unrated securities are generally considered to be of high risk.  These debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and market risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due.  The ratings given a security by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”) provide a generally useful guide as to such credit risk.  For a description of securities ratings, see the Appendix to this Statement.  The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security.  Increasing the amount of the Portfolio’s assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates.  An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values.  Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics.  In order to decrease the risk in investing in debt securities, in no event will the Portfolio ever invest in a debt security rated below B by Moody’s or by S&P.  Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

Because investment in medium and lower-rated securities involves greater credit risk, achievement of the Portfolio’s investment objective may be more dependent on the Sub-advisor’s own credit analysis than is the case for funds that do not invest in such securities.  In addition, the share price and yield of the Portfolio may fluctuate more than in the case of funds investing in higher quality, shorter term securities.  Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing.  In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings.  Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Portfolio’s net asset value.  Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities.  The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Portfolio to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.  The Portfolio does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds.  For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

The Sub-advisor seeks to reduce the overall risks associated with the Portfolio’s investments through diversification and consideration of factors affecting the value of securities it considers relevant.  No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Portfolio will achieve its investment objective.

Convertible Securities.  The Portfolio may buy securities convertible into common stock if, for example, the Sub-advisor believes that a company’s convertible securities are undervalued in the market.  Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants.  A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Warrants do not represent ownership of the securities, but only the right to buy the securities.  The prices of warrants do not necessarily move parallel to the prices of underlying securities.  Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.  Warrant positions will not be used to increase the leverage of the Portfolio; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

Temporary Defensive Investments.  Up to 100% of the assets of the Portfolio may be invested temporarily in U.S. government obligations, commercial paper, bank obligations, repurchase agreements, negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions.  U.S. government obligations include Treasury bills, notes and bonds, and issues of United States agencies, authorities and instrumentalities.  Some government obligations, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States Treasury.  Other obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (a private corporation), are supported only by the credit of the agency, authority or instrumentality.  The Portfolio also may invest in obligations issued by the International Bank for Reconstruction and Development (IBRD or “World Bank”). For more information on mortgage-backed securities, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Investment Policies Which May be Changed Without Shareholder Approval.  The following limitations are applicable to the AST LSV International Value Portfolio.  These limitations are not “fundamental” restrictions, and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.             Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.

2.             Invest more than 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;

3.             Purchase securities of other investment companies except in compliance with the 1940 Act;

4.             Invest in companies for the purpose of exercising control or management.

5.             Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions (and provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

6.             Sell securities short.

In addition, in periods of uncertain market and economic conditions, as determined by the Sub-advisor, the Portfolio may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

AST MFS Global Equity Portfolio:

Investment Objective: The investment objective of the Portfolio is capital growth.

Investment Policies:

U.S. Government Securities.  The Portfolio may invest in U.S. Government securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (“GNMA”); some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, e.g., obligations of the Federal National Mortgage Association (“FNMA”).

U.S. Government securities also include interest in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

Equity Securities.  The Portfolio may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities.  These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

Foreign Securities.  The Portfolio may invest in dollar-denominated and non-dollar denominated foreign securities.  Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers.  For a discussion of the risks involved in foreign securities, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Depositary Receipts.  The Portfolio may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts.  ADRs are certificates by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral.  GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company.  For the purposes of the Portfolio’s policy to invest a certain percentage of its assets in foreign securities, the investments of the Portfolio in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

ADRs may be sponsored or unsponsored.  A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security.  An unsponsored ADR may be issued by any number of U.S. depositories.  Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.  The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  The Portfolio may invest in either type of ADR.  Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United Sates can reduce costs and delays as well as potential currency exchange and other difficulties.  The Portfolio may purchase securities in local markets and direct delivery of these shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Portfolio’s custodian in five days.  The Portfolio may also execute trades on the U.S. markets using existing ADRs.  A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.  Accordingly,  information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

Emerging Markets.  The Portfolio may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

Company Debt.  Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country.  As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Portfolio’s portfolio.  Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio’s assets should these conditions recur.

Foreign currencies.  Some emerging market countries may have managed currencies, which are not free floating against the U.S. dollar.  In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies.  Further, certain emerging market currencies may not be internationally traded.  Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar.  Any devaluations in the currencies in which a Portfolio’s portfolio securities are denominated may have a detrimental impact on the Portfolio’s net asset value.

Inflation.  Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.  In an attempt to control inflation, wage and price controls have been imposed in certain countries.  Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Liquidity; Trading Volume; Regulatory Oversight.  The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S.  Disclosure and regulatory standards are in many respects less stringent than U.S. standards.  Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  Adverse publicity and investors’

perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The risk also exists that an emergency situations may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio’s securities in such markets may not be readily available.  The Portfolio may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.  If market prices are not readily available, the Portfolio’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustee.

Withholding.  Income from securities held by the Portfolio could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Portfolio makes its investments.  The Portfolio’s net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested.  The Sub-advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Forward Contracts.  The Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a price at the time the contract is entered into (a “Forward Contract”), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

The Portfolio does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Portfolio’s profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

The Portfolio will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk.  For example, the Portfolio may purchase a given foreign currency through a Forward Contract if, in the judgment of the Sub-advisor, the value of such currency is expected to rise relative to the U.S. dollar.  Conversely, the Portfolio may sell the currency through a Forward Contract if the Sub-advisor believes that its value will decline relative to the dollar.

For an additional discussion of Forward Contracts see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Futures Contracts.  The Portfolio may purchase and sell futures contracts (“Future Contracts”) on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices or foreign currencies or commodities.  The Portfolio also may purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  Futures Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio’s current or intended stock investments from broad fluctuations in stock prices.  For example, the Portfolio may sell stock index futures contracts in anticipations of or during market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result.  If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position.  When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase.  As such purchases are made, the corresponding positions in stock index futures contracts will be closed out.  In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

The Portfolio may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates.  Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant.  The Portfolio may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar.  In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant security, which could offset, in whole or in part, the increased cost of such securities resulting from the rise in the dollar value of the underlying currencies.  Where the Portfolio purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

For further information on Futures Contracts, see this Statement under “Certain Risk Factors and Investment Methods.”

Investment in Other Investment Companies.  The Portfolio may invest in other investment companies, including both open-end and closed-end companies.  Investments in closed-end investment companies may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Options.  The Portfolio may invest in the following types of options, which involves the risks described below under the caption “Risk Factors.”

Options on Foreign Currencies.  The Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized.  For example, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon.  The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium.  Foreign currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

Options on Futures Contracts.  The Portfolio may also purchase and write options to buy or sell those Futures Contracts in which it may invest as described above under “Futures Contracts.”  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

Options on Futures Contracts that are written or purchased by the Portfolio on U.S. Exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to the regulation by the CFTC and the performance guarantee of the exchange clearinghouse.  In addition, Options on Futures Contracts may be traded on foreign exchanges.  The Portfolio may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Portfolio owns liquid and unencumbered assets equal to the difference.  The Portfolio may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference.  Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.  Upon the exercise of a call Option on a Futures Contract written by the Portfolio, the Portfolio will be required to sell the underlying

Futures Contract which, if the Portfolio has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position.  Similarly, where a put Option on a Futures Contract written by the Portfolio is exercised, the Portfolio will be required to purchase the underlying Futures Contract which, if the Portfolio has covered its obligation through the sale of such Contract, will close out its futures position.

Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Portfolio’s losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

Options on Securities.  The Portfolio may write (sell) covered put and call options, and purchase put and call options, on securities.

A call option written by the Portfolio is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Portfolio owns liquid and unencumbered assets equal to the difference.  If the portfolio writes a put option it must segregate liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference.  Put and call options written by the Portfolio may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the Portfolio owns liquid and unencumbered assets.  Such transactions permit the Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Portfolio, provided that another option on such security is not written.  If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security.  The exercise price of the call option the Portfolio determines to write will depend upon the expected price movement of the underlying security.  The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written.  Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period.  Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  If the call options are exercised in such transactions, the Portfolio’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio’s purchase price of the security and the exercise price, less related transaction costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions.  If the market price or the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio’s gain will be limited to the premium received, less related transaction costs.  If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss.  Out-of-the-money, at-the-money and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

The Portfolio may also write combinations of put and call options on the same security, known as “straddles” with the same exercise price and expiration date.  By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price.  This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options.  Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised.  The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

The writing of options on securities will not be undertaken by the Portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions.  Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.  The Portfolio may also purchase options for hedging purposes or to increase its return.

The Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future.  If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.

Options on Stock Indices.  The Portfolio may write (sell) covered call and put options and purchase call and put options on stock indices.  The Portfolio may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Sub-advisor, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio.  The Portfolio may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Portfolio own liquid and unencumbered assets equal to the difference.  If the Portfolio writes put options on stock indices, it must segregate liquid and unencumbered assets with a value equal to the exercise price, or hold a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference.  Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The purchase of call options on stock indices may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment.  When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise.  The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

The index underlying a stock index option may be a “broad-based” index, such as the Standard & Poor’s 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general.  In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies.  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

For an additional discussion of options, see this Statement under “Certain Risk Factors and Investment Methods.”

Special Risk Factors.

Risk of Imperfect Correlation of Hedging Instruments with the Portfolio’s Portfolio.  The use of derivatives for “cross hedging” purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks.  Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.  Nevertheless, where the Portfolio enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio’s portfolio or the intended acquisitions being hedged.

The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation.  The anticipated spread between the prices may be distorted due to the difference in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets.  In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option.  The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.  For example, where the Portfolio covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Portfolio may not be fully covered.  As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

Risks of Non-Hedging Transactions.  The Portfolio may enter transactions in derivatives for non-hedging purposes as well as hedging purposes.  Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired.  Nevertheless, the method of covering an option employed by the Portfolio may not fully protect it against risk of loss and, in any event, the Portfolio could suffer losses on the option position which might not be offset by corresponding portfolio gains.  The Portfolio may also enter into futures, Forward Contracts for non-hedging purposes.  For example, the Portfolio may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market.  In such instances, the Portfolio will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments.  However, transactions in futures, Forward Contracts may be leveraged, which could expose the Portfolio to greater risk of loss than such purchases or sales.  Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Portfolio to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, the Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions, therefore, create an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

Risk of a Potential Lack of a Liquid Secondary Market.  Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction.  In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements.  Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so.  The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio’s ability effectively to hedge its portfolio, and could result in trading losses.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Potential Bankruptcy of a Clearinghouse or Broker.  When the Portfolio enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Portfolio has effected the transaction.  In that event, the Portfolio might not be able to recover amounts deposited as margin, or amounts owed to the Portfolio in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts.  Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Portfolio could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

Trading and Position Limits.  The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers.)  Further, the CFTC and the various contract markets have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.  The Sub-advisor does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

Risks of Options on Futures Contracts.  The amount of risk the Portfolio assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs.  In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein.  The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

Risks of Transactions in Foreign Currencies and Over-the-Counter Derivatives and Other Transactions Not Conducted on U.S. Exchanges.  Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above.  In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio.  Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon.  As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions.  Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Portfolio in Futures Contracts and exchange-traded options, on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC.  To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.  In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio.  Where no such counterparty is available, it will not be possible to enter into a desired transaction.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.  One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio’s ability to enter into desired hedging transactions.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries.  Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.  As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the “OCC”), thereby reducing the risk of counterparty default.

The purchase and sale of exchange-traded foreign currency options, is subject to the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.  For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Short Term Instruments.  The Portfolio may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

Temporary Defensive Positions.  During periods of unusual market conditions when the Sub-advisor believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

Warrants.  The Portfolio may invest in warrants. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations, in absolute terms.  As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Additional information regarding warrants is included in this Statement and the Trust’s Prospectus under “Certain Risk factors and Investment Methods.”

“When-Issued” Securities.  The Portfolio may purchase securities on a “when-issued,” “forward commitment,” or “delayed delivery basis.”  The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security.  While awaiting delivery of securities purchased on such basis, the Portfolio will identify liquid and unencumbered assets equal to its forward delivery commitment.

For more information about when-issued securities, please see this Statement under “Certain Risk Factors and Investment Methods.”

Investment Policy Which May be Changed Without Shareholder Approval.  The following limitation is applicable to the AST MFS Global Equity Portfolio.  This limitation is not a “fundamental” restriction, and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.             Change its policy to invest at least 80% of the value of its assets in equity securities unless it provides 60 days prior written notice to its shareholders.

AST Small-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio (formerly, the AST State Street Research Small-Cap Growth Portfolio) is capital growth.  Realization of income is not a significant investment consideration and any income realized on the Portfolio’s investments therefore will be incidental to the Portfolio’s objective.

Investment Policies:

Investment Company Securities.  From time to time, the Portfolio may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act.

Depositary Receipts.  The Portfolio may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are described in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”  Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR.  The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  The Portfolio may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies.

Futures, Options and Forward Contracts.  The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices, and foreign currencies, and forward contracts.  The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio’s commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the Portfolio’s total assets.  The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio’s assets.

The Portfolio may buy or write options in privately negotiated transactions on the types of securities, and on indices based on the types of securities, in which the Portfolio is permitted to invest directly.  The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities.  To the extent that an option purchased or written by the Portfolio in a negotiated transaction is illiquid, the value of the option purchased or the amount of the Portfolio’s obligations under an option it has written, as the case may be, will be subject to the Portfolio’s limitation on illiquid investments.  In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction when the Sub-advisor believes it would be advantageous for the Portfolio to do so.  For a description of these strategies and instruments and certain of their risks, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Convertible Securities.  Convertible securities are securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks.  Convertible securities have characteristics similar to both fixed income and equity securities.  Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock.  As a result, the Portfolio’s selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock.  The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Warrants.  Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

When-Issued and Delayed-Delivery Securities.  When-issued and delayed-delivery securities are securities subject to settlement on a future date.  For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement.  These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging the Portfolio’s assets.  The Portfolio is permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes.  One or more segregated accounts will be established with the Portfolio’s Custodian/Custodian Bank, and the Portfolio will maintain liquid assets in such accounts in an amount at least equal in value to the Portfolio’s commitments to purchase when-issued securities.

Small and Medium Capitalization Stocks.  Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time.  Therefore, an investment in the Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations.  While the Sub-advisor intends to invest in small capitalization companies that have strong balance sheets and favorable business prospects, any investment in small capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies.  This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth.  The securities of small capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange.  Thus, the securities of small capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Over-The-Counter Market.  The Portfolio will invest in over-the-counter stocks.  In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards.  Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock.  This means that the depth of market liquidity of some stocks in which the Portfolio invests may not be as great as that of other securities and, if the Portfolio were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Small-Cap Growth Portfolio.  These limitations are not “fundamental” restrictions, and may be changed by the Trustees without shareholder approval.

1.             The Portfolio will not change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

2.             The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

3.             The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

4.             The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Trustees, or the Portfolio’s Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

5.             The Portfolio may not invest in companies for the purpose of exercising control of management.

AST DeAM Small-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek maximum appreciation of investors’ capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

Options.  The Portfolio may write (sell) call options on securities as long as it owns the underlying securities subject to the option, or an option to purchase the same underlying securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Portfolio’s custodian for the term of the option a segregated account consisting of cash or other liquid securities (“eligible securities”) to the extent required by applicable regulation in connection with the optioned securities.  The Portfolio may write put options provided that, so long as the Portfolio is obligated as the writer of the option, the Portfolio owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the option, or it deposits and maintains with the custodian in a segregated account eligible securities having a value equal to or greater than the exercise price of the option.  The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates.  The Portfolio may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark.  The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written.  The Portfolio may write (sell) call and put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the securities in the segregated account.  If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option.  However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

For an additional discussion of investing in options and the risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Over-the-Counter Options.  The Portfolio may deal in over-the-counter traded options (“OTC options”).  Unlike exchange-traded options, OTC options are transacted directly with dealers and not with a clearing corporation.  Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-advisor and verified in appropriate cases.  In writing OTC options, the Portfolio receives the premium in advance from the dealer.  OTC options are available for a greater variety of securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange traded options.

The staff of the SEC takes the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid securities.  Accordingly, the Portfolio will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor.  The Sub-advisor believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Portfolio.  The Sub-advisor will monitor the creditworthiness of the approved dealers on an on-going basis.  The Portfolio currently will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options, plus a “liquidity charge” related to OTC options written by the Portfolio, plus the amount invested by the Portfolio in other illiquid securities, would exceed 15% of the Portfolio’s net assets.  The “liquidity charge” referred to above is computed as described below.

The Portfolio anticipates entering into agreements with dealers to which the Portfolio sells OTC options.  Under these agreements the Portfolio would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the “Repurchase Price”).  The “liquidity charge” referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option.  The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price.  In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security.  If there is no such agreement requiring a dealer to allow the Portfolio to repurchase a specific OTC option written by the Portfolio, the “liquidity charge” will be the current market value of the assets serving as “cover” for such OTC option.

Options on Securities Indices.  The Portfolio, as part of its options transactions, may also use options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation.  When the Portfolio writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities to the extent required by applicable regulation.  In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  The Portfolio may also purchase and sell options on indices other than securities indices, as available, such as foreign currency indices.  Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot cover its potential settlement obligations by acquiring and holding the underlying securities.  Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

For an additional discussion of investing in OTC options and options on securities indices, and the risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Financial Futures Contracts and Related Options.  The Portfolio may enter into financial futures contracts.  This investment technique is designed primarily to hedge (i.e. protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Portfolio holds or intends to purchase. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of an index.  Conversely, where the near-term view is bullish, but the Portfolio is believed to be well positioned for the longer term with a high cash position, the Portfolio can hedge against market increases by entering into futures contracts to buy securities or the cash value of an index.  In either case, the use of futures contracts would tend to minimize portfolio turnover and facilitate the Portfolio’s pursuit of its investment objective.  Also, if the Portfolio owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts.  If interest rates did increase, the value of the bonds held by the Portfolio would decline, but this decline would be offset in whole or in part by an increase in the value of the Portfolio’s futures contracts.  If, on the other hand, long-term interest rates were expected to decline, the Portfolio could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Portfolio could purchase futures contracts on long-term bonds or the cash value of a securities index.  Thus, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them.  The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.  At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract.  In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

The market prices of futures contracts may be affected by certain factors.  If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market.  In addition, because margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions.  Due to the possibility of these price distortions and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

The Portfolio may purchase and write call and put options on financial futures contracts.  Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts.  The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Portfolio and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets of the Portfolio.  For an additional discussion of investing in financial futures contracts and options on financial futures contracts and the risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Section 4(2) Paper.  The Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof.  Such commercial paper may be issued only to finance current transactions and must mature in nine months or less.  Such commercial paper is traded primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.  The Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”).  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.  Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  Section 4(2) paper will be considered illiquid, and subject to the Portfolio’s limitation on investing in illiquid securities, unless the Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Trustees of the Trust.

Collateralized Obligations.  The Portfolio may invest in asset-backed and mortgage-backed securities, including interest only (“IO”) and principal only (“PO”) securities (collectively, “collateralized obligations”).  A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets.  Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

The Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio’s investments.  Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections.  Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations.  A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount.  Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment.  The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral.  The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated.  The Portfolio does not currently intend to invest more than 5% of its total assets in collateralized obligations.

Because some collateralized obligations are issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity through these collateralized obligations than through direct investments in mortgage pass-through securities.  Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield.  Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of these collateralized obligations.  Rather, the payments on the underlying portfolio or pool of obligations are used to pay interest on each class and to retire successive maturities in sequence.  These relationships may in effect “strip” the interest payments from principal payments of the underlying obligations and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only (“IO”) and principal only (“PO”) securities.  By investing in IOs and POs, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor’s forecast of interest rate movements.

Collateralized obligations are designed to be retired as the underlying obligations are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there generally will be sufficient collateral to secure collateralized obligations that remain outstanding.

Governmentally-issued and privately-issued IO’s and PO’s will be considered illiquid for purposes of the Portfolio’s limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board of Trustees.

In reliance on an interpretation by the SEC, the Portfolio’s investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Portfolio, in another investment company.

The Portfolio may also invest in “inverse floaters.”  These inverse floaters are more volatile than conventional fixed or floating rate collateralized obligations, and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based.  As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest.  Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility.  The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.  Currently, the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

For an additional discussion of investing in collateralized obligations and the risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST DeAM Small-Cap Growth Portfolio.  These limitations are not “fundamental” restrictions and may be changed without shareholder approval.  The Portfolio will not:

1.             Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

2.             Invest for the purpose of exercising control or management of another issuer.

3.             Purchase securities of other investment companies, except in compliance with the 1940 Act.

4.             Invest more than 15% of its net assets in illiquid securities.

AST Federated Aggressive Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

In pursuing its investment strategy, the Portfolio may invest in the following securities for any purpose that is consistent with its investment objective.

Equity Securities.  The Portfolio cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions.  However, equity securities offer greater potential for appreciation than many other types of securities, because their value generally increases directly with any increase in the value of the issuer’s business.  Types of equity securities in which the Portfolio may invest include common stocks, preferred stocks, real estate investment trusts, and American Depositary Receipts.

Preferred Stocks.  In addition to the right to receive specified dividends or distributions, some preferred stocks also participate in dividends and distributions paid on common stock.  Preferred stocks may also permit the issuer to redeem the stock.  The Portfolio may also treat such redeemable preferred stock as a fixed income security.

Real Estate Investment Trusts (REITs).  REITs are real estate investment trusts that lease, operate and finance commercial real estate.  REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income.  Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Warrants and Interests in Limited Liability Companies.  Entities such as limited partnerships, limited liability companies, business trusts and companies organized the United States may issue securities comparable to common or preferred stock.

For additional information on equity securities and their risks, see the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Fixed Income Securities.  Fixed income securities pay interest, dividends or distributions at a specified rate.  The rate may be a fixed percentage of the principal or may be adjusted periodically.  In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.  Fixed income securities provide more regular income than equity securities.  However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings.  This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on the security as a percentage of its price.  A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount.  If the issuer may redeem the security before its scheduled maturity, the price and yield of the security may change based upon the probability of an early redemption.

Market factors other than changes in interest rates, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.  Fixed income securities are also subject to call risk.  Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price.  An increase in the likelihood of a call may reduce the security’s price.  If a fixed income security is called, the Portfolio may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

If a security is downgraded, the Sub-advisor will reevaluate the security, but will not be required to sell it.  If the Portfolio buys securities that have not received a rating, the Portfolio must rely entirely upon the Sub-advisor’s credit assessment.  Trading opportunities are more limited for fixed income securities that are unrated, have received ratings below investment grade or are not widely held.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate.  The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk.  Spreads may increase generally in response to adverse economic or market conditions.  A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk.  An increase in the spread will cause the price of the security to decline.

Additional information on fixed income securities and their risks is included in this Statement and in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

The following describes the types of fixed income securities in which the Portfolio may invest.

Treasury Securities.  Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities.  Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a “GSE”).  The United States supports some GSEs with its full faith and credit.  Other GSEs receive support through federal subsidies, loans or other benefits.  A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.  Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

Mortgage-Backed Securities.  Mortgage-backed securities represent interests in pools of mortgages.  The mortgages that comprise a pool normally have similar interest rates, maturities and other terms.  Mortgages may have fixed or adjustable interest rates.  Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms.  Many have extremely complicated terms.  The simplest form of mortgage-backed securities are pass-through certificates.  Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages.  As a result, the holders assume all the prepayment risks of the underlying mortgages.

Commercial Paper.  Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures.  Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper.  If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.  The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Corporate Debt Securities.  Corporate debt securities are fixed income securities issued by businesses.  Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities.  The Portfolio may also purchase interests in bank loans to companies.  The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of senior securities will have priority over holders of subordinated securities in terms their claims on the company’s assets.  Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances.  For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Bank Instruments.  Bank instruments are unsecured interest-bearing deposits with banks.  Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances.  Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks.  Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Demand Instruments.  Demand instruments are corporate debt securities that the issuer must repay upon demand.  Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand.  Because of the demand feature, the prices of demand instruments generally fluctuate as though they were short-term securities, even though these instruments may have longer stated maturities.

Convertible Securities.  Convertible securities are fixed income securities that the Portfolio has the option to exchange for equity securities at a specified conversion price.  The option allows the Portfolio to realize additional returns if the market price of the equity securities exceeds the conversion price.  For example, the Portfolio may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share.  If the market value of the shares of common stock reached $12, the Portfolio could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities.  In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.  Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Portfolio to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Portfolio treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

Derivative Contracts.  For purposes of the Portfolio, derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets.  Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset.  The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges.  In this case, the exchange sets all the terms of the contract except for the price.  Investors make payments due under their contracts through the exchange.  Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange.  Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts.  This protects investors against potential defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

Exchanges may limit the amount of open contracts permitted at any one time.  Such limits may prevent the Portfolio from closing out a position.  If this happens, the Portfolio will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).

The Portfolio may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Portfolio and the counterparty.  OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts.  In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Portfolio uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Portfolio’s exposure to risks relating to changes in security prices, interest rates and currency exchange rates.  OTC contracts also expose the Portfolio to the risk that a counterparty will default on the contract.

The Portfolio may trade in the following types of derivative contracts:

•                  The Portfolio may buy and sell futures contracts relating to financial instruments and indices.

•                  The Portfolio may buy call options on individual securities, indices and futures in anticipation of an increase in the value of the underlying asset.

•                  The Portfolio may buy put options on individual securities, indices and futures in anticipation of a decrease in the value of the underlying asset.

•                  The Portfolio may write call options on portfolio securities, indices and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset.

•                  The Portfolio may also write put options on portfolio securities, indices and futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset.

For additional information on derivative contracts, including futures and options, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Short Sales.  The Portfolio may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock exchange.  A short sale means selling a security the Portfolio does not own to take advantage of an anticipated decline in the stock’s price.  Once the Portfolio sells the security short, it has an obligation to replace the borrowed security.  If it can buy the security back at a lower price, a profit results.  In no event will the Portfolio engage in short sales transactions if it would cause the market value of all of the Portfolio’s securities sold short to exceed 25% of its net assets.  The value of the securities of any one issuer that may be shorted by the Portfolio is limited to the lesser of 2% of the value of the Portfolio’s net assets or 2% of the securities of any class of the issuer.  The Portfolio may also “sell short against the box,” i.e., the Portfolio owns securities identical to those sold short.  Short sales against the box are not subject to the 25% limitation.  A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security.  Short sales are speculative in nature, and may reduce returns or increase volatility.

Foreign Securities.  Foreign securities are securities of issuers based outside the United States.  The Portfolio considers an issuer to be based outside the United States if:

•                  it is organized under the laws of, or has a principal office located in, another country;

•                  the principal trading market for its securities is in another country; or

•                  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Investment income on foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities.  Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would be subject.  The effective rate of foreign tax cannot be predicted since the amount of Portfolio assets to be invested within various countries is uncertain.

Additional Information about foreign securities and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Government Securities.  Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions.  Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies (i.e., securities issued by entities owned by a national, state or equivalent government or obligations of a political unit that are not backed by the national government’s full faith and credit).  Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Delayed-Delivery Transactions.  The Portfolio records a delayed-delivery or when-issued transaction when it agrees to buy the securities and reflects their value in determining the price of its shares.  Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices.  Additional information on delayed-delivery and when-issued transactions is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Securities Lending.  The Portfolio may lend portfolio securities to borrowers that are deemed creditworthy by the Investment Manager or Sub-advisor.  The borrower must furnish additional collateral if the market value of the loaned securities increases.  Also, the borrower must pay the Portfolio the equivalent of any dividends or interest received on the loaned securities.  The Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.  Additional information about securities lending and its risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Federated Aggressive Growth Portfolio.  These limitations are not “fundamental” restrictions and may be changed by the Trustees without shareholder approval.

1.             The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

2.             The Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

3.             The Portfolio will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Portfolio’s net assets.

AST Goldman Sachs Small-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital appreciation.

Investment Policies:

Foreign Currency Hedging Techniques.  The Portfolio expects to enter into forward foreign currency contracts in primarily two circumstances.  First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio’s securities denominated in such foreign currency or, in the alternative, the Portfolio may use a cross-hedging technique whereby it sells another currency which the Portfolio expects to decline in a similar way but which has a lower transaction cost.  The Portfolio does not intend to enter into forward contracts under this second circumstance on a continuous basis.  For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

The Portfolio also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets.  Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid.  A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date.  Unlisted options generally are available in a wider range of currencies.  Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer.  Unlisted options, together with other illiquid securities, are subject to a limit of 15% of the Portfolio’s net assets.  The premiums paid for foreign currency put options will not exceed 5% of the net assets of the Portfolio.

The Portfolio may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency.  Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential.  The face value of such call writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Portfolio or in such cross currency (referred to above) to cover such call writing.  For an additional discussion of foreign currency options and certain risks involved therein, see this Statement under “Certain Risk Factors and Investment Methods.”

Call Options on Stock.  The Portfolio may, from time to time, write call options on its portfolio securities.  The Portfolio may write only call options which are “covered,” meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio.  In addition, the Portfolio will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction.

The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise.  In order to write a call option, the Portfolio is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements.  The Portfolio may not purchase call options except in connection with a closing purchase transaction.  It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Portfolio for writing the option.

Generally, the Portfolio intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Portfolio’s net asset value occasioned by such declines in market value.  Except as part of the “sell discipline” described below, the Portfolio will generally not write listed covered call options when it anticipates that the market values of its portfolio securities will increase.

One reason for the Portfolio to write call options is as part of a “sell discipline.”  If the Portfolio decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, it could write an option on the stock at the higher price.  Should the stock subsequently reach that price and the option be exercised, the Portfolio would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium.  In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline.  It is possible that the price of the stock could increase beyond the exercise price; in that event, the Portfolio would forego the opportunity to sell the stock at that higher price.

In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities.  If, in the judgment of the Sub-advisor, the market price of a stock is overvalued and it should be sold, the Portfolio may elect to write a call option with an exercise price below the current market price.  As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Portfolio will be required to sell the stock at the exercise price.  If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Portfolio would, in effect, have increased the selling price of the stock.  The Portfolio would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.  For an additional discussion of call options and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Put Options on Stock.  The Portfolio may also write listed put options.  Writing listed put options is a useful portfolio investment strategy when the Portfolio has cash or other reserves available for investment as a result of sales of Portfolio shares or, more importantly, because the Sub-advisor believes a more defensive and less fully invested position is desirable in light of market conditions.  If the Sub-advisor wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay.  The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price.  If the Portfolio writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Portfolio for the stock.  The price of the stock may decline by an amount in excess of the premium, in which event the Portfolio would have foregone an opportunity to purchase the stock at a lower price.

If, prior to the exercise of a put option, the Portfolio determines that it no longer wishes to invest in the stock on which the put option had been written, the Portfolio may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written.  The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.  For an additional discussion of put options and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Stock Index Options.  Except as describe below, the Portfolio will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Portfolio writes a call option on a broadly-based stock market index, the Portfolio will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, one or more “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100).  Since that time a number of additional index option contracts have been introduced including options on industry indices.  Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop in all index option contracts. The Portfolio will not purchase or sell any index option contract unless and until, in the Sub-advisor’s opinion, the market for such options has developed sufficiently that such risk in connection with such transactions in no greater than such risk in connection with options on stocks.  For an additional discussion of stock index options and certain risks involved therein, see this Statement under “Certain Risk Factors and Investment Methods.”

Stock Index Futures.  The Portfolio will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Portfolio’s portfolio or which it intends to purchase. The Portfolio will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio.  The Portfolio may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Portfolio’s net assets.

Limitations on Stock Options, Options on Stock Indices and Stock Index Futures Transactions.  The Portfolio may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Portfolio is obligated as a writer.  The Portfolio does not currently intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written.  The Portfolio will not (a) write puts having an aggregate exercise price greater than 25% of the Portfolio’s net assets; or (b) purchase (i) put options on stocks not held in the Portfolio’s portfolio, (ii) put options on stock indices, or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Portfolio’s net assets.

Special Risks of Writing Calls on Indices.  Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.  However, the Portfolio will write call options on indices only under the circumstances described above under “Limitations on Stock Options, Options on Stock Indices and Stock Index Futures Transactions.”

Unless the Portfolio has other liquid assets that are sufficient to satisfy the exercise of a call, the Portfolio would be required to liquidate portfolio securities in order to satisfy the exercise.  Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Portfolio’s total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Portfolio has written a call, there is also a risk that the market may decline between the time the call is written and the time the Portfolio is able to sell stocks in its portfolio.  As with stock options, the Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold.  This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options.  For example, even if an index call which the Portfolio has written is “covered” by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

Short Sales.  The Portfolio may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a “short sale against-the-box”), and that not more than 25% of the Portfolio’s net assets (determined at the time of the short sale) may be subject to such sales.  Notwithstanding this 25% limitation, the Portfolio does not currently intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box.

Debt Securities.  The Portfolio may invest in straight bonds or other debt securities, including lower rated, high-yield bonds. Neither an issuer’s ceasing to be rated investment grade nor a rating reduction below that grade will require elimination of a bond from the Portfolio’s portfolio.  The Portfolio has no present intention to commit more than 5% of gross assets to investing in debt securities.  For a discussion of debt securities, including lower rated, high-yield bonds, see this Statement under “Certain Risk Factors and Investment Methods.”

Real Estate Investment Trusts (REITs). The Portfolio may invest in shares of REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the “Code”).  The Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940.  REITs (especially mortgage REITs) are also subject to interest rate risks.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Goldman Sachs Small-Cap Value Portfolio.  The limitations are not “fundamental” restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.             Effective July 31, 2002, change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

2.             Pledge its assets (other than to secure borrowings or to the extent permitted by the Portfolio’s investment policies as permitted by applicable law);

3.             Make short sales of securities or maintain a short position except to the extent permitted by applicable law;

4.             Invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

5.             Invest in the securities of other investment companies except as permitted by applicable law;

6.             Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; or

7.             Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in this Statement and the Trust’s Prospectus, as they may be amended from time to time.

AST Small-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio (formerly the AST Gabelli Small-Cap Value Portfolio) is to provide long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

Although primarily all of the Portfolio’s assets are invested in common stocks, the Portfolio may invest in convertible securities, corporate debt securities and preferred stocks.  The fixed-income securities in which the Portfolio may invest include, but are not limited to, those described below.  See this Statement under “Certain Risk Factors and Investment Methods,” for an additional discussion of debt obligations.

U.S. Government Obligations.  Bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. Government Agency Securities.  Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies.  These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority.  Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Bank Obligations.  Certificates of deposit, bankers’ acceptances, and other short-term debt obligations.  Certificates of deposit are short-term obligations of commercial banks.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.  Certificates of deposit may have fixed or variable rates.  The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Short-Term Corporate Debt Securities.  Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity.  Corporate notes may have fixed, variable, or floating rates.

Commercial Paper.  Short-term promissory notes issued by corporations primarily to finance short-term credit needs.  Certain notes may have floating or variable rates.

Foreign Government Securities.  Issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

Savings and Loan Obligations.  Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

Supranational Entities.  The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.

Lower-Rated Debt Securities.  The Portfolio’s investment program permits it to purchase below investment grade securities, commonly referred to as “junk bonds.”  The Portfolio will not purchase a junk bond if immediately after such purchase the Portfolio would have more than 5% of its total assets invested in such securities.  Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities.  However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities.  Lower quality investments entail a higher risk of default — that is, the nonpayment of interest and principal by the issuer than higher quality investments.  Such securities are also subject to special risks, discussed below.  Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk.  There can, of course, be no assurance that the Portfolio will achieve its investment objective.

After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio.  Neither event will require a sale of such security by the Portfolio.  However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security.  To the extent that the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Trust’s Prospectus.

Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Portfolio invests in such bonds, achievement of its investment objective will be more dependent on the Sub-advisor’s credit analysis than would be the case if the Portfolio was investing in higher quality bonds.  For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Mortgage-Backed Securities.  Mortgage-backed securities are securities representing interests in a pool of mortgages.  After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio.  However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security.  To the extent that the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Trust’s Prospectus.  For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Collateralized Mortgage Obligations (CMOs).  CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.  Therefore, depending on the type of CMOs in which the Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.  For an additional discussion of CMOs and certain risks involved therein, see the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Stripped Agency Mortgage-Backed Securities.  Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components.  “IOs” (interest only securities) receive the interest portion of the cash flow while “POs” (principal only securities) receive the principal portion.  Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates.  As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates.  The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates.  Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation.  Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio’s net assets.  The Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue’s structure, including the number of tranches; size of the issue; and the number of dealers who make a market in the IO or PO. The Portfolio will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the SEC modifies its position.

Asset-Backed Securities.  The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities.  The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

Automobile Receivable Securities.  The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”).

Credit Card Receivable Securities.  The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”).

Other Assets.  The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future.  The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.  For a discussion of these securities, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Writing Covered Call Options.  The Portfolio may write (sell) American or European style “covered” call options and purchase options to close out options previously written by a Portfolio.  In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio’s total return and reduce the effect of any price decline of the security or currency involved in the option.  Covered call options will generally be written on securities or currencies which, in the Sub-advisor’s opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

The Portfolio will write only covered call options.  This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the “covered” option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio’s investment objective.  The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio’s total return.  When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline.  Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.  If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period.  If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency.  The Portfolio does not consider a security or currency covered by a call to be “pledged” as that term is used in the Portfolio’s policy which limits the pledging or mortgaging of its assets.

Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written.  The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written.  From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

The premium received is the market value of an option.  The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period.  Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.  The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio.  This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price.  The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio’s net assets.  In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

Writing Covered Put Options.  The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)  The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio at a price lower than the current market price of the security or currency.  In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.  Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty.  The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.  Such a decline could be substantial and result in a significant loss to the Portfolio.  In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio’s net assets.  In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

Purchasing Put Options.  The Portfolio may purchase American or European style put options.  As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style).  The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies.  An example of such use of put options is provided in this Statement under “Certain Risk Factors and Investment Methods.”

The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio.  This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price.  This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

Purchasing Call Options.  The Portfolio may purchase American or European style call options.  As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style).  The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return.  The Portfolio may also purchase call options in order to acquire the underlying securities or currencies.  Examples of such uses of call options are provided in this Statement under “Certain Risk Factors and Investment Methods.”

The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it.  A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction.  Call options may also be purchased at times to avoid realizing losses.

Dealer (Over-the-Counter) Options.  The Portfolio may engage in transactions involving dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.  For a discussion of dealer options, see this Statement under “Certain Risk Factors and Investment Methods.”

Futures Contracts.

Transactions in Futures.  The Portfolio may enter into futures contracts, including stock index, interest rate and currency futures (“futures” or “futures contracts”).  The Portfolio may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures.  Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

Stock index futures contracts may be used to attempt to hedge a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions.  The Portfolio may purchase or sell futures contracts with respect to any stock index.  Nevertheless, to hedge the Portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Portfolio’s securities.

Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio.  In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument.  Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.  Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio’s objectives in these areas.

Regulatory Limitations.  The Portfolio will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Portfolio to cover the position, or alternative cover (such as owning an offsetting position) will be employed.  Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets.  As a result, the commitment of a large portion of the Portfolio’s assets to cover or identified accounts could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts.  The Portfolio may purchase and sell options on the same types of futures in which it may invest.  As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on financial indices.  Such options would be used in a manner similar to the use of options on futures contracts.  From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or its affiliates.  Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner.  See this Statement and Trust’s Prospectus under “Certain Risk Factors and Investment Methods” for a description of certain risks in options and future contracts.

Additional Futures and Options Contracts.  Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so.  Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

Foreign Futures and Options.  The Portfolio is permitted to invest in foreign futures and options.  For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Securities.  The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.  There are special risks in foreign investing.  Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Portfolio will invest.  Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East.  For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Currency Transactions.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio.  The Portfolio’s use of such contracts would include, but not be limited to, the following.  First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio’s securities denominated in such foreign currency.  Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency.  The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and policies.  However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of liquid assets and currency available for cover of the forward contract(s).  In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, the Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolio’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above.  However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances.  Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor.  It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange at a future date.  Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.  For a discussion of certain risk factors involved in foreign currency transactions, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts.  The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which may be treated as Section 1256 contracts and/or part of a straddle.

Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio’s fiscal year and any gains or losses will be recognized for tax purposes at that time.  Gains or losses from the normal closing or settlement of such contracts, as well as from the disposition of such contracts will be characterized as 60% long-term capital gain (taxable at a maximum rate of 15%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (or, in the case of foreign exchange contracts, entirely as ordinary income or loss).  The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position (or certain other positions) may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position.  The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.  The holding period of the security offsetting an “in-the-money qualified covered call” option on an equity security will not include the period of time the option is outstanding.

Losses on written covered calls and purchased puts on securities, excluding certain “qualified covered call” options on equity securities, may be long-term capital loss, if the security covering the option was held for more than one year prior to the writing of the option.

In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., generally dividends, interest, income derived from certain securities loans, and gains from the sale of securities or currencies.  There could be legislative, judicial or administrative developments that limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

In addition, entering into certain options, futures contracts, or forward contracts may be deemed a “constructive sale” of offsetting securities, which could result in a taxable gain to the Portfolio.  The Portfolio would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

Hybrid Instruments.  Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depositary instrument (hereinafter “Hybrid Instruments).  Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.  For a discussion of certain risks involved in investing in hybrid instruments see this Statement under “Certain Risk Factors and Investment Methods.”

Reverse Repurchase Agreements.  Although the Portfolio has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Portfolio reserves the right to do so.  Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price.  Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs.  A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

Short Sales.  The Portfolio may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns (short sales “against the box”).  In a short sale, the Portfolio does not immediately deliver the securities sold or receive the proceeds from the sale.  The Portfolio may make a short sale against the box in order to hedge against market risks when it believes that the price of a security may decline, affecting the Portfolio directly if it owns that security or causing a decline in the value of a security owned by the Portfolio that is convertible into the security sold short.

To secure its obligations to deliver the securities sold short, the Portfolio will segregate assets with its custodian in an amount at least equal to the value of the securities sold short or the securities convertible into, or exchangeable for, the securities.  The Portfolio may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Portfolio, because the Portfolio may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Warrants.  The Portfolio may acquire warrants.  For a discussion of certain risks involved therein, see this Statement under “Certain Risk Factor and Investment Methods.”

Investment in Small, Unseasoned Companies.  The Portfolio may invest in small, less well-known companies that have operated for less than three years (including predecessors).  The securities of such companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case.  If other investment companies and investors who invest in such issuers trade the same securities when the Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.

Corporate Reorganizations.  In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal.  However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.  Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the issuer as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-advisor, which must appraise not only the value of the issuer and its component businesses and the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

In making such investments, the Portfolio will be subject to its diversification and other investment restrictions, including the requirement that, except with respect to 25% of its assets, not more than 5% of its assets may be invested in the securities of any issuer (see this Statement under “Fundamental Investment Restrictions”).  Because such investments are ordinarily short term in nature, they will tend to increase the Portfolio’s portfolio turnover rate, thereby increasing its brokerage and other transaction expenses.  The Sub-advisor intends to select investments of the type described that, in its view, have a reasonable prospect of capital growth that is significant in relation to both the risk involved and the potential of available alternate investments.

Lending of Portfolio Securities.  Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis.  The collateral received will consist of cash or U.S. government securities.  While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  The Portfolio has a right to call each loan and obtain the securities on three business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

When-Issued Securities and Forward Commitment Contracts.  The Portfolio may purchase securities on a “when-issued” or delayed delivery basis and may purchase securities on a forward commitment basis.  Any or all of the Portfolio’s investments in debt securities may be in the form of when-issueds and forwards.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date.  Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards.  The Portfolio will cover its commitments with respect to these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these commitments during the time between the purchase and the settlement.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.  For a discussion of these securities and the risks involved therein, see this Statement under “Certain Risk Factors and Investment Methods.”

Money Market Securities.  The Portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, rated in the two highest rating categories, maturing in one year or less.

Investment Opportunities and Related Limitations.  Affiliates of the Sub-advisor may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Portfolio.  The securities in which the Portfolio might invest may thereby be limited to some extent.  For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company.  Such defensive measures may have the effect of limiting the shares of the company that might otherwise be acquired by the Portfolio if the affiliates of the Sub-advisor or their advisory accounts have or acquire a significant position in the same securities.  However, the Sub-advisor does not believe that the investment activities of its affiliates will have a material adverse effect upon the Portfolio in seeking to achieve its investment objectives.  In addition, orders for the Portfolio generally are accorded priority of execution over orders entered on behalf of accounts in which the Sub-advisor or its affiliates have a substantial pecuniary interest.  The Portfolio may invest in the securities of companies that are investment management clients of the Sub-advisor’s affiliates.  In addition, portfolio companies or their officers or directors may be minority shareholders of the Sub-advisor or its affiliates.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Small-Cap Value Portfolio.  These limitations are not “fundamental” restrictions, and can be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.             Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders (this limitation is effective on July 31, 2002).

2.             Purchase additional securities when money borrowed exceeds 5% of its total assets;

3.             Invest in companies for the purpose of exercising management or control;

4.             Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio’s net asset value;

5.             Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.  Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

6.             Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates;

7.             Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

8.             Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio’s total assets at the time of borrowing or investment;

9.             Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Trust’s Prospectus and this Statement;

10.           Sell securities short, except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

11.           Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security.  For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

AST DeAM Small-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek maximum appreciation of investors’ capital from a portfolio primarily of value stocks of smaller companies.

Investment Policies:

Options.  The Portfolio may write (sell) call options on securities as long as it owns the underlying securities subject to the option, or an option to purchase the same underlying securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Portfolio’s custodian for the term of the option a segregated account consisting of cash or other liquid securities (“eligible securities”) to the extent required by applicable regulation in connection with the optioned securities.  The Portfolio may write put options provided that, so long as the Portfolio is obligated as the writer of the option, the Portfolio owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the option, or it deposits and maintains with the custodian in a segregated account eligible securities having a value equal to or greater than the exercise price of the option.  The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates.  The Portfolio may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark.  The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written.  The Portfolio may write (sell) call and put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the securities in the segregated account.  If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option.  However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

For an additional discussion of investing in options and the risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Over-the-Counter Options.  The Portfolio may deal in over-the-counter traded options (“OTC options”).  Unlike exchange-traded options, OTC options are transacted directly with dealers and not with a clearing corporation.  Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-advisor and verified in appropriate cases.  In writing OTC options, the Portfolio receives the premium in advance from the dealer.  OTC options are available for a greater variety of securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange-traded options.

The staff of the SEC takes the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid securities.  Accordingly, the Portfolio will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor.  The Sub-advisor believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Portfolio.  The Sub-advisor will monitor the creditworthiness of the approved dealers on an on-going basis.  The Portfolio currently will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options, plus a “liquidity charge” related to OTC options written by the Portfolio, plus the amount invested by the Portfolio in other illiquid securities, would exceed 15% of the Portfolio’s net assets.  The “liquidity charge” referred to above is computed as described below.

The Portfolio anticipates entering into agreements with dealers to which the Portfolio sells OTC options.  Under these agreements the Portfolio would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the “Repurchase Price”).  The “liquidity charge” referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option.  The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price.  In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security.  If there is no such agreement requiring a dealer to allow the Portfolio to repurchase a specific OTC option written by the Portfolio, the “liquidity charge” will be the current market value of the assets serving as “cover” for such OTC option.

Options on Securities Indices.  The Portfolio, as part of its options transactions, may also use options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation.  When the Portfolio writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities to the extent required by applicable regulation.  Where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will also segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

The Portfolio may also purchase and sell options on indices other than securities indices, as available, such as foreign currency indices.  Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot cover its potential settlement obligations by acquiring and holding the underlying securities.  Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

For an additional discussion of investing in OTC options and options on securities indices, and the risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Financial Futures Contracts and Related Options.  The Portfolio may enter into financial futures contracts.  This investment technique is designed primarily to hedge (i.e. protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Portfolio holds or intends to purchase. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of an index.  Conversely, where the near-term view is bullish, but the Portfolio is believed to be well positioned for the longer term with a high cash position, the Portfolio can hedge against market increases by entering into futures contracts to buy securities or the cash value of an index.  In either case, the use of futures contracts would tend to minimize portfolio turnover and facilitate the Portfolio’s pursuit of its investment objective.  Also, if the Portfolio owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts.  If interest rates did increase, the value of the bonds held by the Portfolio would decline, but this decline would be offset in whole or in part by an increase in the value of the Portfolio’s futures contracts.  If, on the other hand, long-term interest rates were expected to decline, the Portfolio could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Portfolio could purchase futures contracts on long-term bonds or the cash value of a securities index.  Thus, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them.  The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.  At the time of delivery, in the case of a contract relating to fixed income securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract.  In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

The market prices of futures contracts may be affected by certain factors.  If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market.  In addition, because margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions.  Due to the possibility of these price distortions and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

The Portfolio may purchase and write call and put options on financial futures contracts.  Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts.  The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Portfolio and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets of the Portfolio.  For an additional discussion of investing in financial futures contracts and options on financial futures contracts and the risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Section 4(2) Paper.  The Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof.  Such commercial paper may be issued only to finance current transactions and must mature in nine months or less.  Such commercial paper is traded primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.  The Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”).  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.  Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  Section 4(2) paper will be considered illiquid, and subject to the Portfolio’s limitation on investing in illiquid securities, unless the Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Trustee of the Trust.

Collateralized Obligations.  The Portfolio may invest in asset-backed and mortgage-backed securities, including interest only (“IO”) and principal only (“PO”) securities (collectively, “collateralized obligations”).  A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets.  Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

The Portfolio will currently invest in only those collateralized obligations that are fully collateralized and would not materially alter the risk profile of the Portfolio.  Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections.  Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations.  A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount.  Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment.  The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral.  The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated.  The Portfolio does not currently intend to invest more than 5% of its total assets in collateralized obligations.

Because some collateralized obligations are issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity through these collateralized obligations than through direct investments in mortgage pass-through securities.  Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield.  Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of these collateralized obligations.  Rather, the payments on the underlying portfolio or pool of obligations are used to pay interest on each class and to retire successive maturities in sequence.  These relationships may in effect “strip” the interest payments from principal payments of the underlying obligations and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only (“IO”) and principal only (“PO”) securities.  By investing in IOs and POs, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor’s forecast of interest rate movements.

Collateralized obligations are designed to be retired as the underlying obligations are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there generally will be sufficient collateral to secure collateralized obligations that remain outstanding.  Governmentally-issued and privately-issued IO’s and PO’s will be considered illiquid for purposes of the Portfolio’s limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board of Trustee.

In reliance on an interpretation by the SEC, the Portfolio’s investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Portfolio, in another investment company.

Inverse Floaters. The Portfolio may also invest in “inverse floaters.”  These inverse floaters are more volatile than conventional fixed or floating rate collateralized obligations, and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based.  As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest.  Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility.  The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.  Currently, the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

For an additional discussion of investing in collateralized obligations and the risks involved therein, see this

Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST DeAM Small-Cap Value Portfolio.  These limitations are not “fundamental” restrictions and may be changed without shareholder approval.  The Portfolio will not:

1.             Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

2.             Invest for the purpose of exercising control or management of another issuer.

3.             Purchase securities of other investment companies, except in compliance with the 1940 Act.

4.             Invest more than 15% of its net assets in illiquid securities.

AST Goldman Sachs Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

Foreign Securities.  The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States.  Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers.  For a discussion of the risks involved in foreign securities, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Depositary Receipts.  The Portfolio may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are described in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”  Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR.  The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  The Portfolio may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies.

Investment Company Securities.  From time to time, the Portfolio may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act.  The Portfolio may invest in securities of money market funds managed by the Sub-advisor in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.

Municipal Obligations.  The Portfolio may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia.  The value of municipal obligations can be affected by changes in their actual or perceived credit quality.  The credit quality of municipal obligations can be affected by among other things the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security.  Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security.  The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Income-Producing Securities.  Types of income producing securities that the Portfolio may purchase include, but are not limited to, (i) variable and floating rate obligations, which are securities having interest rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate, (ii) standby commitments, which are instruments similar to puts that give the holder the option to obligate a broker, dealer or bank to repurchase a security at a specified price, and (iii) tender option bonds, which are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.  The Portfolio will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio.  The Portfolio may also invest in inverse floaters, which are debt instruments the interest on which varies in an inverse relationship to the interest rate on another security.  If movements in interest rates are incorrectly anticipated, the Portfolio could lose money or its net asset value could decline by the use of inverse floaters.  The Portfolio will not invest more than 5% of its assets in inverse floaters.  The Portfolio may also invest in strip bonds, which are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued.  The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Zero Coupon, Step Coupon and Pay-In-Kind Securities.  The Portfolio may invest in zero coupon, pay-in-kind and step coupon securities.  Zero coupon bonds are described in this Statement under “Certain Risk Factors and Investment Methods.”  Step coupon bonds trade at a discount from their face value and pay coupon interest.  The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter.  The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.  Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.  For the purposes of the Portfolio’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.  Additionally, the Portfolio may have to sell portfolio holdings so that it is able to distribute cash in order to satisfy current federal tax law requirements to distribute income accrued, but not actually received, on zero coupon, step coupon and pay-in-kind securities.  This may cause the Portfolio to incur capital gains or losses on such sales, as well as reduce the assets to which Portfolio expenses could be allocated and reduce the rate of return for the Portfolio.  For additional discussion of potential tax consequences of investing in zero coupon securities, see this Statement under “Tax Matters.”

High-Yield/High-Risk Securities.  The Portfolio may invest in bonds that are rated below investment grade.  The Portfolio may also invest in unrated debt securities of foreign and domestic issuers.  Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market.  Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating.  The Sub-advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds.  Unrated bonds will be included in those bonds rated below investment grade unless the Sub-advisor deems such securities to be the equivalent of investment grade securities.  For a description of these securities and a discussion of the risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

The Portfolio may purchase defaulted securities subject to the above limits, but only when the Sub-advisor believes, based upon its analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation.  Notwithstanding the Sub-advisor’s belief as to the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.  Such risk includes, among other things, the following:

Financial and Market Risks.  Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses.  Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings.  Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about their condition.  The market prices of securities of such issuers also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Portfolio Securities.  Although the Portfolio generally will purchase securities for which the Sub-advisor expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices.  The Portfolio will limit holdings of any such securities to amounts that the Sub-advisor believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolio’s ability to readily dispose of securities to meet redemptions.

Other.  Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolio.

Reverse Repurchase Agreements.  The Portfolio may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.  The Portfolio will enter into reverse repurchase agreements only with parties that the Sub-advisor deems creditworthy.  Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.  This technique may also have a leveraging effect on the Portfolio, although the requirement for the Portfolio to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

For an additional discussion of reverse repurchase agreements and their risks, see the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Futures, Options and Forward Contracts.  The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices, and foreign currencies, and forward contracts.  The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio’s commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the Portfolio’s total assets.  The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio’s assets.

The Portfolio may buy or write options in privately negotiated transactions on the types of securities, and on indices based on the types of securities, in which the Portfolio is permitted to invest directly.  The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities.  To the extent that an option purchased or written by the Portfolio in a negotiated transaction is illiquid, the value of the option purchased or the amount of the Portfolio’s obligations under an option it has written, as the case may be, will be subject to the Portfolio’s limitation on illiquid investments.  In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction when the Sub-advisor believes it would be advantageous for the Portfolio to do so.  For a description of these strategies and instruments and certain of their risks, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Eurodollar Instruments.  The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Swaps and Swap-Related Products.  The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).  The net amount of the excess, if any, of the Portfolio’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio’s custodian.  If the Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.  The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction.  The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis.  If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  The Sub-advisor has determined that, as a result, the swap market in certain instances may be relatively more liquid than it has historically been.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, are less liquid than swaps.  To the extent the Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio.  These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make.  If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the payments that it contractually is entitled to receive.  The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Goldman Sachs Mid-Cap Growth Portfolio.  These limitations are not “fundamental” restrictions, and may be changed by the Trustees without shareholder approval.

1.             The Portfolio will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

2.             The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

3.             The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

4.             The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio’s net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

5.             The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Trustees, or the Portfolio’s Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

6.             The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Neuberger Berman Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital appreciation.

Investment Policies:

Securities Loans.  In order to realize income, the Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors.  Borrowers are required continuously to secure their obligations to return securities on loan from the Portfolio by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Trustees and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily.  The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation.  However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Portfolio’s investment limitations and policies concerning borrowings.  There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

Covered Call Options.  The Portfolio may write covered call options on securities it owns.  Generally, the purpose of writing these options is to reduce the effect of price fluctuation of securities held by the Portfolio’s net asset value.  Securities on which call options may be written by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio’s investment objectives.

When the Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option.  The Portfolio receives a premium for writing the call option.  The Portfolio writes only “covered” call options on securities it owns.  So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price.  The Portfolio may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

When the Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.  A call option would be purchased by the Portfolio to offset a previously written call option.

The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Portfolio will not do), but is capable of enhancing the Portfolio’s total return.  When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.  If a call option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, in the case of a call option, that gain may be offset by a decline in the market value of the underlying security during the option period.  If the call option is exercised, the Portfolio will realize a gain or loss from the sale or purchase of the underlying security.

The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written.  Options normally have expiration dates between three and nine months from the date written.  The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series.

Options are traded both on national securities exchanges and in the over-the-counter (“OTC”) market.  Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of, every exchange-traded option.  In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee.  Thus, when the Portfolio sells or purchases an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a “closing purchase transaction” with the dealer to whom or from whom the Portfolio originally sold or purchased the option.  The Sub-advisor monitors the creditworthiness of dealers with which the Portfolio may engage in OTC options, and will limit counterparties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements.  For an additional discussion of OTC options and their risks, see this Statement under “Certain Risk Factors and Investment Methods.”

The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission.  The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment.  The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio’s statement of assets and liabilities.  This liability is adjusted daily to the option’s current market value.

The Portfolio pays the brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions.  These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

For an additional discussion of options and their risks, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Securities.  The Portfolio may invest in U.S. dollar-denominated equity and debt securities issued by foreign issuers (including governments, quasi-governments and foreign banks) and foreign branches of U.S. banks, including negotiable CDs and commercial paper.  These investments are subject to the Portfolio’s quality standards.  While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

The Portfolio may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities, (3) warrants, (4) CDs, commercial paper, fixed-time deposits, and bankers’ acceptances issued by foreign banks, (5) obligations of other corporations, and (6) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities.  Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation, (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and (3) expropriation or nationalization of foreign portfolio companies.  Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries.  The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon.  The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities, or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

The Portfolio may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities.  Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this Statement and in the Trust’s Prospectus under “Investment Objectives and Policies” and “Certain Risk Factors and Investment Methods.”

In order to limit the risk inherent in investing in foreign currency-denominated securities, the Portfolio may not purchase any such security if after such purchase more than 10% of its total assets (taken at market value) would be invested in such securities.  Within such limitation, however, the Portfolio is not restricted in the amount it may invest in securities denominated in any one foreign currency.

Foreign Currency Transactions.  The Portfolio may engage in foreign currency exchange transactions.  Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies (“forward contracts”).  The Portfolio may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates.  The Portfolio may also use forward contracts for non-hedging purposes.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss.  When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Portfolio’s securities denominated in such foreign currency.

The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies.  The Portfolio may also purchase and sell forward contracts for non-hedging purposes when the Sub-advisor anticipates that the foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Portfolio’s portfolio.

When the Portfolio engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.  At the consummation of the forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date.  If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency.  If the Portfolio engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices.  Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

The Portfolio is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

Using forward contracts to protect the value of the Portfolio’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange which can be achieved at some future point in time.  The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio’s foreign assets.

While the Portfolio may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks.  Thus, while the Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions.  Moreover, there may be imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio.  Such imperfect correlation may cause the Portfolio to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

The Portfolio generally will not enter into a forward contract with a term of greater than one year.  The Portfolio may experience delays in the settlement of its foreign currency transactions.

When the Portfolio engages in forward contracts for the sale or purchase of currencies, the Portfolio will either cover its position or establish a segregated account.  The Portfolio will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost.  In the alternative, the Portfolio will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account.  The amounts in such separate account will equal the value of the Portfolio’s assets which are committed to the consummation of foreign currency exchange contracts.  If the value of the securities placed in the separate account declines, the Portfolio will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

For an additional discussion of forward foreign currency exchange contracts and their risks, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Options on Foreign Currencies.  The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or increases in the U.S.-dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities.  A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such decreases in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency.  If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency.  This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio’s securities denominated in that currency.

Conversely, if the dollar value of a currency in which securities to be acquired by the Portfolio are denominated rises, thereby increasing the cost of such securities, the Portfolio may purchase call options on such currency.  If the value of such currency increases sufficiently, the Portfolio will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency.  Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire.

As in the case of other types of options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The Portfolio may also write options on foreign currencies for hedging purposes.  For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Portfolio.

Similarly, the Portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired.  If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received.  However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

If unanticipated exchange rate fluctuations occur, a put or call option may be exercised and the Portfolio could be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium.  As a result of writing options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.  Options on foreign currencies may be traded on U.S. or foreign exchanges or over-the-counter options or foreign currencies that are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

A call option written on foreign currency by the Portfolio is “covered” if the Portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration.  A call option is also covered if the Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Portfolio in cash, fixed income or equity securities in a segregated account with its custodian.

The risks of currency options are similar to the risks of other options, as discussed above and in this Statement under “Certain Risk Factors and Investment Methods.”

Cover for Options on Securities, Forward Contracts, and Options on Foreign Currencies (“Hedging Instruments”).  The Portfolio will comply with SEC staff guidelines regarding “cover” for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities.  Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets.  As a result, segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet current obligations.  The Portfolio may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Portfolio.

Real Estate Investment Trusts (REITs). The Portfolio may invest in shares of REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the “Code”).  The Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940.  REITs (especially mortgage REITs) are also subject to interest rate risks.

Preferred Stock.  The Portfolio may invest in preferred stock.  Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, although preferred shareholders may have certain rights if dividends are not paid.  Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer.  The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Fixed Income Securities.  The Portfolio may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or any other nationally recognized statistical rating organization (“NRSRO”), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities.  The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate.  Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields.  Although the Portfolio may rely on the ratings of any NRSRO, the Portfolio mainly refers to ratings assigned by S&P and Moody’s, which are described in Appendix A to this Statement.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (“credit risk”) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (“market risk”).  Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities.  An economic downturn affecting the issuer may result in an increased incidence of default.  The market for lower-rated securities may be thinner and less active than for higher-rated securities.  Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

If the quality of any fixed income securities held by the Portfolio deteriorates so that they no longer would be eligible for purchase by the Portfolio, the Portfolio will engage in an orderly disposition of the securities to the extent necessary to ensure that the Portfolio’s holding of such securities will not exceed 5% of its net assets.

Convertible Securities.  The Portfolio may invest in convertible securities of any quality.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.  Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.  The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock.  Convertible debt securities are subject to the Portfolio’s investment policies and limitations concerning fixed-income investments.

Convertible securities are typically issued by smaller companies whose stock prices may be volatile.  The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not.  A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument.  If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security.  Any of these actions could have an adverse effect on the Portfolio’s ability to achieve its investment objective.

Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations.  The Portfolio may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody’s (P-1), or deemed by the Sub-advisor to be of equivalent quality.

The Portfolio may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in Section 4(2) of the Securities Act of 1933.  While such securities normally will be considered illiquid and subject to the Portfolio’s 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Trustees.

Banking and Savings Institution Securities.  The Portfolio may invest in banking and savings institution obligations, which include CDs, time deposits, bankers’ acceptances, and other short-term debt obligations issued by savings institutions.  CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated; and bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions.  The CDs, time deposits, and bankers’ acceptances in which the Portfolio invests typically are not covered by deposit insurance.

Investment Policies Which May be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Neuberger Berman Mid-Cap Growth Portfolio.  These limitations are not fundamental restrictions and can be changed without shareholder approval.

1.             The Portfolio will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

2.             The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

3.             Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

4.             The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions.  Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

5.             The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration.  Transactions in futures contracts and options shall not constitute selling securities short.

6.             The Portfolio may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.  Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

AST Neuberger Berman Mid-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

Securities Loans.  In order to realize income, the Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors.  Borrowers are required continuously to secure their obligations to return securities on loan from the Portfolio by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Trustees and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily.  The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation.  However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Portfolio’s investment limitations and policies concerning borrowings.  There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

Covered Call Options.  The Portfolio may write covered call options on securities it owns valued at up to 10% of its net assets and may purchase call options in related closing transactions.  Generally, the purpose of writing these options is to reduce the effect of price fluctuations of securities held by the Portfolio on the Portfolio’s net asset value.  Securities on which call options may be written by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio’s investment objectives.

When the Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option.  The Portfolio receives a premium for writing the call option.  The Portfolio writes only “covered” call options on securities it owns.  So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price.  The Portfolio may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

When the Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.  A call option would be purchased by the Portfolio to offset a previously written call option.

The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Portfolio will not do), but is capable of enhancing the Portfolio’s total return.  When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.  If a call option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period.  If the call option is exercised, the Portfolio will realize a gain or loss from the sale or purchase of the underlying security.

The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written.  Options normally have expiration dates between three and nine months from the date written.  The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series.  If an option is purchased by the Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.

Options are traded both on national securities exchanges and in the over-the-counter (“OTC”) market.  Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of, every exchange-traded option.  In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee.  Thus, when the Portfolio sells or purchases an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a “closing purchase transaction” with the dealer to whom or from whom the Portfolio originally sold or purchased the option.  The Sub-advisor monitors the creditworthiness of dealers with which the Portfolio may engage in OTC options, and will limit counterparties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements.  For an additional discussion of OTC options and their risks, see this Statement under “Certain Risk Factors and Investment Methods.”

The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission.  The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment.  The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio’s statement of assets and liabilities.  This liability is adjusted daily to the option’s current market value.

The Portfolio pays the brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions.  These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

For an additional discussion of options and their risks, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Securities.  The Portfolio may invest in U.S. dollar-denominated securities issued by foreign issuers (including governments and quasi-governments) and foreign branches of U.S. banks, including negotiable CDs and commercial paper.  These investments are subject to the Portfolio’s quality standards.  While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

The Portfolio may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities, (3) CDs, commercial paper, fixed-time deposits, and bankers’ acceptances issued by foreign banks, (4) obligations of other corporations, and (5) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities.  Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation, (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and (3) expropriation or nationalization of foreign portfolio companies.  Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries.  The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon.  The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities, or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

The Portfolio may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities.  The Portfolio may invest in lower-rated foreign debt securities subject to the Portfolio’s 15% limitation on lower-rated debt securities.  Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this Statement and in the Trust’s Prospectus under “Investment Objectives and Policies” and “Certain Risk Factors and Investment Methods.”

In order to limit the risk inherent in investing in foreign currency-denominated securities, the Portfolio may not purchase any such security if after such purchase more than 10% of its total assets (taken at market value) would be invested in such securities.  Within such limitation, however, the Portfolio is not restricted in the amount it may invest in securities denominated in any one foreign currency.

Foreign Currency Transactions.  The Portfolio may engage in foreign currency exchange transactions.  Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies (“forward contracts”).  The Portfolio may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, and only in amounts not exceeding 5% of the Portfolio’s net assets.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss.  When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Portfolio’s securities denominated in such foreign currency.  The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies.

When the Portfolio engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.  At the consummation of the forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date.  If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency.  If the Portfolio engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices.  Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

The Portfolio is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

Using forward contracts to protect the value of the Portfolio’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange which can be achieved at some future point in time.  The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio’s foreign assets.

While the Portfolio may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks.  Thus, while the Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions.  Moreover, there may be imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio.  Such imperfect correlation may cause the Portfolio to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

The Portfolio generally will not enter into a forward contract with a term of greater than one year.  The Portfolio may experience delays in the settlement of its foreign currency transactions.

When the Portfolio engages in forward contracts for the sale or purchase of currencies, the Portfolio will either cover its position or establish a segregated account.  The Portfolio will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost.  In the alternative, the Portfolio will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account.  The amounts in such separate account will equal the value of the Portfolio’s assets which are committed to the consummation of foreign currency exchange contracts.  If the value of the securities placed in the separate account declines, the Portfolio will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

For an additional discussion of forward foreign currency exchange contracts and their risks, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Options on Foreign Currencies.  The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S. dollar value of portfolio securities or increases in the U.S.-dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities.  A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such decreases in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency.  If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency.  This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio’s securities denominated in that currency.

Conversely, if the dollar value of a currency in which securities to be acquired by the Portfolio are denominated rises, thereby increasing the cost of such securities, the Portfolio may purchase call options on such currency.  If the value of such currency increases sufficiently, the Portfolio will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency.  Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire.

As in the case of other types of options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The Portfolio may also write options on foreign currencies for hedging purposes.  For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Portfolio.

Similarly, the Portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired.  If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received.  However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

If unanticipated exchange rate fluctuations occur, a put or call option may be exercised and the Portfolio could be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium.  As a result of writing options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.  Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

A call option written on foreign currency by the Portfolio is “covered” if the Portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration.  A call option is also covered if the Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Portfolio in cash, fixed income or equity securities in a segregated account with its custodian.

The risks of currency options are similar to the risks of other options, as discussed above and in this Statement under “Certain Risk Factors and Investment Methods.”

Cover for Options on Securities, Forward Contracts, and Options on Foreign Currencies (“Hedging Instruments”).  The Portfolio will comply with SEC staff guidelines regarding “cover” for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities.  Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets.  As a result, segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet current obligations.  The Portfolio may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Portfolio.

Real Estate Investment Trusts (REITs). The Portfolio may invest in shares of REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the “Code”).  The Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940.  REITs (especially mortgage REITs) are also subject to interest rate risks.

Preferred Stock.  The Portfolio may invest in preferred stock.  Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, although preferred shareholders may have certain rights if dividends are not paid.  Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer.  The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Fixed Income Securities.  The Portfolio may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor’s Ratings

Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or any other nationally recognized statistical rating organization (“NRSRO”), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities (“Comparable Unrated Securities”).  In addition, the Portfolio may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or Comparable Unrated Securities.  The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate.  Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields.  Although the Portfolio may rely on the ratings of any NRSRO, the Portfolio mainly refers to ratings assigned by S&P and Moody’s, which are described in Appendix A to this Statement.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (“credit risk”) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (“market risk”).  Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities.  An economic downturn affecting the issuer may result in an increased incidence of default.  The market for lower-rated securities may be thinner and less active than for higher-rated securities.  Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

Convertible Securities.  The Portfolio may invest in convertible securities.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.  Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.  The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock.  Convertible debt securities are subject to the Portfolio’s investment policies and limitations concerning fixed-income investments.

Convertible securities are typically issued by smaller companies whose stock prices may be volatile.  The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not.  A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument.  If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security.  Any of these actions could have an adverse effect on the Portfolio’s ability to achieve its investment objective.

Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations.  The Portfolio may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody’s (P-1), or deemed by the Sub-advisor to be of equivalent quality.

The Portfolio may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in Section 4(2) of the Securities Act of 1933.  While such securities normally will be considered illiquid and subject to the Portfolio’s 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Trustees.

Zero Coupon Securities.   The Portfolio may invest up to 5% of its net assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or specify a future date when the securities begin paying current interest.  Rather, they are issued and traded at a discount from their face amount or par value, which discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

Investment Policies Which May be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Neuberger Berman Mid-Cap Value Portfolio.  These limitations are not fundamental restrictions, and can be changed without shareholder approval.

1.             The Portfolio will not change its policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

2.             The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

3.             Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

4.             The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions.  Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

5.             The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration.  Transactions in futures contracts and options shall not constitute selling securities short.

6.             The Portfolio may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.  Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

7.             The Portfolio may not invest in puts, calls, straddles, spreads, or any combination thereof, except that the Portfolio may (i) write (sell) covered call options against portfolio securities having a market value not exceeding 10% of its net assets and (ii) purchase call options in related closing transactions.  The Portfolio does not construe the foregoing limitation to preclude it from purchasing or writing options on futures contracts.

8.             The Portfolio may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

AST Alger All-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

Cash Position.  In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers’ acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements.  In addition, when the Sub-advisor’s analysis of economic and technical market factors suggests that common stock prices will decline sufficiently so that a temporary defensive position is deemed advisable, the Portfolio may invest in cash, commercial paper, high-grade bonds or cash equivalents, all without limitation.

U.S. Government Obligations.  Obligations, bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

Short-term Corporate Debt Securities.  These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity.  Corporate debt securities may have fixed, variable, or floating rates.  For additional discussion on Short-term Corporate Debt Securities see this Statement under “Certain Risk Factors and Investment Methods.”

Commercial Paper.  These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

Repurchase Agreements.  Under the terms of a repurchase agreement, the Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio’s holding period.  Repurchase agreements may be viewed as loans by the Portfolio collateralized by the underlying instrument.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period and not necessarily related to the rate of return on the underlying instrument.  The value of the sold securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest.  For additional information about repurchase agreements and their risks, see the Trust’s Prospectus under “Certain Risk factors and Investment Methods.”

Small Capitalization and Related Investments.  Certain companies in which the Portfolio will invest may still be in the developmental stage.  Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers.  Such companies may have limited product lines, markets or financial resources and may lack management depth.  Their securities may have limited marketability and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or the market averages in general.  The Portfolio also may invest in older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or companies providing products or services with a high unit volume growth rate.  These companies may be subject to many of the same risks as small-cap companies.

Convertible Securities, Warrants, and Rights.   The Portfolio may invest in securities convertible into or exchangeable for equity securities, including warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.  Warrants may be freely transferable and may be traded on the major securities exchanges. For additional discussion about Convertible Securities, Warrants, and Rights and their risks, see this Statement under “Certain Risk Factors and Investment Methods.”

Portfolio Depositary Receipts.  To the extent otherwise consistent with applicable law, the Portfolio may invest up to 5% of its total assets in Portfolio Depositary Receipts, exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicated and, therefore, track the performance of various broadly-based securities indexes or sectors of such indexes.  For example, the Portfolio may invest in Standard & Poor’s Depositary Receipts® (SPDRs),  issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor’s MidCap 400 Depositary Receipts® (MidCap  SPDRs),  which are similarly  linked to the S&P Midcap 400 Index.

Lending of Portfolio Securities.  The Portfolio will not lend securities to the Sub-advisor or its affiliates.  By lending its securities, the Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral.  The Portfolio will adhere to the following conditions whenever its securities are loaned:  (a) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower, (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral, (c) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value, (d) the Portfolio may pay only reasonable custodian fees in connection with the loan.  For additional information on the lending of Portfolio securities and its risks see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Options.  The Portfolio may purchase put and call options and write (sell) put and covered call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements although, as in the past, it does not currently intend to rely on these strategies extensively, if at all.  The Portfolio will purchase or write options only if such options are exchange-traded or traded on an automated quotation system of a national securities association.

The Portfolio will only sell options that are “covered.”  A call option written by the Portfolio on a security is “covered”  if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or other liquid assets in a segregated account.  A put option is considered to be “covered” if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

Although the Portfolio will generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.  In such event it might not be possible to effect closing transactions in particular options, so that the Portfolio would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options.  If the Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires, until it delivers the underlying security upon exercise, or until it otherwise covers the position.

In addition to options on securities, the Portfolio may also purchase and sell call and put options on securities indexes.  The Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.  The Portfolio will not purchase these options unless the Sub-advisor is satisfied with the development, depth and liquidity of the market and the Sub-advisor believes the options can be closed out.

The Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio’s total assets, although no more than 5% of the total assets will be committed to transactions entered into for non-hedging (speculative) purposes.

Stock Index Futures and Options on Stock Index Futures.  Futures are generally bought and sold on the commodities exchanges where they are listed.  A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.

While incidental to its securities activities, the Portfolio may purchase index futures as a substitute for a comparable market position in the underlying securities.  Securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index.  Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices.

In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities.  Such “over hedging” or “under hedging” may adversely affect the Portfolio’s net investment results if market movements are not as anticipated when the hedge is established.

The Portfolio will sell options on stock index futures contracts only as part of closing transactions to terminate options positions it has purchased.  No assurance can be given that such closing transactions can be effected.

The Portfolio’s use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management or other portfolio management purposes.  If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  In order to cover its potential obligations if the Portfolio enters into futures contracts or options thereon, the Portfolio will maintain a segregated account which will contain only liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.

For additional information about futures contracts and related options, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Borrowing.  The Portfolio may borrow from banks for temporary or emergency purposes. If asset coverage for such borrowings should decline below the required 300% as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Additional information about borrowings and its risks is included in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Alger All-Cap Growth Portfolio.  These limitations are not “fundamental” restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.             Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may take margin deposits in connection with futures contracts or other permissible investments;

2.             Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio’s total assets at the time of borrowing or investment;

3.             Invest in oil, gas or mineral leases.

4.             Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

5.             The Portfolio may not invest more than 15% of the assets of the Portfolio (taken at the time of the investments) in “illiquid securities,” illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor’s option may be deemed illiquid.

AST Gabelli All-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

Convertible Securities.  The Portfolio may invest in convertible securities when it appears to the Portfolio’s Sub-advisor that it may not be prudent to be fully invested in common stocks.  In evaluating a convertible security, the Sub-advisor places primary emphasis on the attractiveness of the underlying common stock and the potential for capital growth through conversion.  The Portfolio will normally purchase only investment grade convertible debt securities having a rating of, or equivalent to, at least “BBB” (which securities may have speculative characteristics) by Standard & Poor’s Rating Service (“S&P”) or, if unrated, judged by the Sub-advisor to be of comparable quality.  However, the Portfolio may also invest up to 25% of its assets in more speculative convertible debt securities, provided such securities have a rating of, or equivalent to, at least B by S&P.

Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer.  As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Portfolio, the Sub-advisor relies primarily on its own evaluation of the issuer and the potential for capital growth through conversion.  It does not rely on the rating of the security or sell the security because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals.  Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security.  The Portfolio will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Sub-advisor, the risk of default is outweighed by the potential for capital growth.

The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments.  The market prices of such securities may become increasingly volatile in periods of economic uncertainty.  Moreover, adverse publicity or the perceptions of investors, over which the Sub-advisor has no control and whether or not based on Fundamental analysis, may decrease the market price and liquidity of such investments.  Although the Sub-advisor will attempt to avoid exposing the Portfolio to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

Lower-rated Debt Securities.  The Portfolio may invest up to 5% of its assets in low-rated and unrated corporate debt securities (often referred to as “junk bonds”).  Corporate debt securities that are either unrated or have a predominantly speculative rating may present opportunities for significant long-term capital growth if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations.  Because of its perceived credit weakness, the issuer is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of other issuers.  If the inherent value of such securities is higher than was perceived and such value is eventually recognized, the market value of the securities may appreciate significantly.  The Sub-advisor believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities that, in certain markets, will better serve the objective of capital growth than alternative investments in common stocks.  Of course, there can be no assurance that the Sub-advisor will be successful.  In its evaluation, the Sub-advisor will not rely exclusively on ratings and the receipt of income from these securities is only an incidental consideration.

The ratings of Moody’s Investors Service, Inc. (“Moody’s”) and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate.  Such ratings, however, are relative and subjective, and are not absolute standards of quality.  Although the Sub-advisor uses these ratings as a criterion for the selection of securities for the Portfolio, the Sub-advisor also relies on its independent analysis to evaluate potential investments for the Portfolio.  The Portfolio does not intend to purchase debt securities for which a liquid trading market does not exist, but there can be no assurance that such a market will exist for the sale of such securities.

Additional information on lower-rated debt securities and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”  Additional information on corporate bond ratings is included in the Appendix to this Statement.

Borrowing.  The Portfolio may borrow subject to certain restrictions set forth in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods” and in this Statement under “Investment Restrictions.”  The Portfolio may mortgage, pledge or hypothecate up to 20% of its assets to secure permissible borrowings.  Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation if securities are purchased with the proceeds of the borrowing.

Investments in Warrants and Rights.  The Portfolio may invest in warrants and rights (in addition to those acquired in units or attached to other securities), which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time.  The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the issuer whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof.  Additional information about warrants and rights and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Investment in Small, Unseasoned Companies.  The Portfolio may invest in small, less well-known companies that have operated for less than three years (including predecessors).  The securities of such companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case.  If other investment companies and investors who invest in such issuers trade the same securities when the Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.

Corporate Reorganizations.  In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal.

However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.  Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the issuer as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-advisor, which must appraise not only the value of the issuer and its component businesses and the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

In making such investments, the Portfolio will be subject to its diversification and other investment restrictions, including the requirement that, except with respect to 25% of its assets, not more than 5% of its assets may be invested in the securities of any issuer (see this Statement under “Investment Restrictions”).  Because such investments are ordinarily short term in nature, they will tend to increase the Portfolio’s portfolio turnover rate, thereby increasing its brokerage and other transaction expenses.  The Sub-advisor intends to select investments of the type described that, in its view, have a reasonable prospect of capital growth that is significant in relation to both the risk involved and the potential of available alternate investments.

When-Issued, Delayed-Delivery and Forward Commitment Transactions.  The Portfolio may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of securities involved.  In some cases, the obligations of the parties under a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security).  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery generally taking place a month or more after the date of the commitment.  While the Portfolio will only enter into a forward commitment with the intention of actually acquiring the security, the Portfolio may sell the security before the settlement date if it is deemed advisable.  The Portfolio will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.  Additional information regarding when-issued, delayed-delivery and forward commitment transactions and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Other Investment Companies.  The Portfolio may invest up to 10% of its total assets in the securities of other investment companies, including small business investment companies.  (Not more than 5% of its total assets may be invested in any one investment company, nor will the Portfolio purchase more than 3% of the securities of any other investment company.)  To the extent that the Portfolio invests in the securities of other investment companies, shareholders in the Portfolio may be subject to duplicative management and administrative fees.

Short Sales.  The Portfolio may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns (short sales “against the box”).  In a short sale, the Portfolio does not immediately deliver the securities sold or receive the proceeds from the sale.  The Portfolio may make a short sale against the box in order to hedge against market risks when it believes that the price of a security may decline, affecting the Portfolio directly if it owns that security or causing a decline in the value of a security owned by the Portfolio that is convertible into the security sold short.

To secure its obligations to deliver the securities sold short, the Portfolio will segregate assets with its custodian in an amount at least equal to the value of the securities sold short or the securities convertible into, or exchangeable for, the securities.  The Portfolio may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Portfolio, because the Portfolio may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Options.  The Portfolio may purchase or sell listed call or put options on securities as a means of achieving additional return or of hedging the value of the Portfolio’s portfolio.  In addition to changes in the price of an underlying security, other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, price volatility of the underlying security and the time remaining until the expiration date.

The Portfolio will only write calls options if they are covered.  A call option is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if cash or other liquid assets with a value equal to such additional consideration are segregated with the Portfolio’s custodian) upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if cash or other liquid assets equal to the difference are segregated with the custodian.  If the Portfolio writes a put option, the Portfolio will segregate cash or other assets with a value equal to the exercise price of the option, or will hold a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction.  However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.  Similarly, if the Portfolio is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Portfolio so desires.  The Portfolio will realize a profit from a closing sale transaction if the price of the transaction is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing sale transaction if the price of the transaction is less than the premium paid to purchase the option.

The Portfolio will generally purchase or write only those options for which there appears to be an active secondary market.  If, however, there is no liquid secondary market when the Sub-advisor wishes to close out an option the Portfolio has purchased, it might not be possible to effect a closing sale transaction, so that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.  If the Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Portfolio may also purchase and sell call and put options on securities indices.  The Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option it has purchased expire unexercised.  The Portfolio may write put and call options on stock indices for the purposes of increasing its gross income, thereby partially protecting its portfolio against declines in the value of the securities it owns or increases in the value of securities to be acquired.  In addition, the Portfolio may purchase put and call options on stock indices in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance.  While one purpose of writing such options is to generate additional income for the Portfolio, the Portfolio recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Portfolio is exercised by the holder.  Because options on securities indices require settlement in cash, the Sub-advisor may be forced to liquidate portfolio securities to meet settlement obligations.  The Portfolio will not purchase options on indexes unless the Sub-advisor is satisfied with the development, depth and liquidity of the market and believes that the options can be closed out.

Although the Sub-advisor will attempt to take appropriate measures to minimize the risks relating to the Portfolio’s writing of put and call options, there can be no assurance that the Portfolio will succeed in any option-writing program it undertakes.

Additional information about options on securities and securities indices and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Futures Contracts and Options on Futures.  The Portfolio may enter into futures contracts that are traded on a U.S. exchange or board of trade.  Although the Portfolio has no current intention of using options on futures contracts, the Portfolio may at some future date enter into such options.  Investments in futures contracts and related options will be made by the Portfolio solely for the purpose of hedging against changes in the value of its portfolio securities or in the value of securities it intends to purchase.  Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Portfolio.  In this regard, the Portfolio may enter into futures contracts or options on futures relating to securities indices or other financial instruments, including but not limited to U.S. Government securities.  Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

Initial margin payments required in connection with futures contracts will range from approximately 1% to 10% of the contract amount.  Initial margin amounts are subject to change by the exchange or board of trade on which the contract is traded, and brokers or members of such board of trade may charge higher amounts.  At any time prior to the expiration of a futures contract, the portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract.  At expiration, certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  There are no daily cash payments by the purchaser of an option on a futures contract to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

The Sub-advisor may use such instruments for the Portfolio depending upon market conditions prevailing at the time and the perceived investment needs of the Portfolio.  In the event the Portfolio enters into futures contracts or writes related options, an amount of cash or other liquid assets equal to the market value of the contract will be segregated with the Portfolio’s custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

The Sub-advisor may have difficulty selling or buying futures contracts and options when it chooses.  In addition, hedging practices may not be available, may be too costly to be used effectively, or may be unable to be used for other reasons.

Additional information about futures contracts, options on futures contracts and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Investment Opportunities and Related Limitations.  Affiliates of the Sub-advisor may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Portfolio.  The securities in which the Portfolio might invest may thereby be limited to some extent.  For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company.  Such defensive measures may have the effect of limiting the shares of the company that might otherwise be acquired by the Portfolio if the affiliates of the Sub-advisor or their advisory accounts have or acquire a significant position in the same securities.  However, the Sub-advisor does not believe that the investment activities of its affiliates will have a material adverse effect upon the Portfolio in seeking to achieve its investment objectives.  In addition, orders for the Portfolio generally are accorded priority of execution over orders entered on behalf of accounts in which the Sub-advisor or its affiliates have a substantial pecuniary interest.  The Portfolio may invest in the securities of companies that are investment management clients of the Sub-advisor’s affiliates.  In addition, portfolio companies or their officers or directors may be minority shareholders of the Sub-advisor or its affiliates.

Investment Policies Which May be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Gabelli All-Cap Value Portfolio.  These limitations are not Fundamental restrictions and can be changed without shareholder approval.  The Portfolio may not:

1.             Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchase and sales of securities;

2.             Mortgage, pledge or hypothecate any of its assets except that, in connection with permissible borrowings, not more than 20% of the assets of the Portfolio (not including amounts borrowed) may be used as collateral;

3.             Invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940;

4.             Invest, in the aggregate, more than 15% of the value of its total assets in securities for which market quotations are not readily available, securities that are restricted for public sale, or in repurchase agreements maturing or terminable in more than seven days;

5.             Sell securities short, except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

6.                                       Invest in companies for the purpose of exercising control.

AST T. Rowe Price Natural Resources Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital through investment primarily in common stocks of companies which own, develop, refine, service or transport natural resources and other basic commodities.  Current income is not a factor in the selection of stocks for investment by the Portfolio.  Total return will consist primarily of capital appreciation (or depreciation).

Investment Policies:  The Portfolio will invest primarily in equity securities (e.g., common stocks).  This portion of the Portfolio’s assets will be subject to all of the risks of investing in the stock market.  Up to 50% of the Portfolio’s assets may be invested in foreign securities.  The portion of the Portfolio’s assets invested in foreign securities will be subject to the additional risks of international investing.  Please see the discussion under “Certain Risk Factors and Investment Methods” for more information about the risk factors of foreign investing.  There is risk in all investment.  The value of the portfolio securities of the Portfolio will fluctuate based upon market conditions.  Although the Portfolio seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk.  The fixed-income securities in which the Portfolio may invest include, but are not limited to, those described below.

U.S. Government Obligations.  Bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. Government Agency Securities.  Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies.  These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority.  Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Bank Obligations.  Certificates of deposit, bankers’ acceptances, and other short-term debt obligations.  Certificates of deposit are short-term obligations of commercial banks.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.  Certificates of deposit may have fixed or variable rates.  The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Short-Term Corporate Debt Securities.  Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity.  Corporate notes may have fixed, variable, or floating rates.

Commercial Paper.  Short-term promissory notes issued by corporations primarily to finance short-term credit needs.  Certain notes may have floating or variable rates.

Foreign Government Securities.  Issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

Savings and Loan Obligations.  Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

Supranational Entities.  The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.

Debt Obligations.  Although primarily all of the Portfolio’s assets are invested in common stocks, the Portfolio may invest in convertible securities, corporate and government debt securities and preferred stocks which hold the prospect of contributing to the achievement of the Portfolio’s objective.  See this Statement under “Certain Risk Factors and Investment Methods,” for a discussion of debt obligations.

The Portfolio’s investment program permits it to purchase below investment grade securities.  Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities.  However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities.  Lower quality investments entail a higher risk of default — that is, the nonpayment of interest and principal by the issuer than higher quality investments.  Such securities are also subject to special risks, discussed below.  Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk.  There can, of course, be no assurance that the Portfolio will achieve its investment objective.

After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio.  Neither event will require a sale of such security by the Portfolio.  However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security.  To the extent that the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

Risks of Low-Rated Debt Securities.  The Portfolio may invest in low quality bonds commonly referred to as “junk bonds.”  Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Portfolio invests in such bonds, achievement of its investment objective will be more dependent on Sub-advisor’s credit analysis than would be the case if the Portfolio was investing in higher quality bonds.  For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Mortgage-Backed Securities.  Mortgage-backed securities are securities representing interest in a pool of mortgages.  After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio.  However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security.  To the extent that the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust’s Prospectus.  For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Collateralized Mortgage Obligations (CMOs).  CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.  Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.  For an additional discussion of CMOs and certain risks involved therein, see the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Asset-Backed Securities.  The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities.  The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

Automobile Receivable Securities.  The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”).

Credit Card Receivable Securities.  The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”).

Other Assets.  The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future.  The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.  For a discussion of these securities, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Stripped Agency Mortgage-Backed Securities.  Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components.  “IOs” (interest only securities) receive the interest portion of the cash flow while “POs” (principal only securities) receive the principal portion.  Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates.  As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates.  The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates.  Under the Internal Revenue Code of 1986, as amended (the “Code”), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation.  Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio’s net assets.  Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue’s structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Portfolio will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the SEC modifies its position.

Writing Covered Call Options.  The Portfolio may write (sell) American or European style “covered” call options and purchase options to close out options previously written by a Portfolio.  In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio’s total return and reduce the effect of any price decline of the security or currency involved in the option.  Covered call options will generally be written on securities or currencies which, in Sub-advisor is opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

The Portfolio generally will write only covered call options.  This means that the Portfolio will either own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the “covered” option.  From time to time, the Portfolio will write a call option that is not covered but where the Portfolio will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations or other suitable collateral as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies.  While such an option would be “covered” with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Portfolio to the risks of writing uncovered options.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio’s investment objective.  The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio’s total return.  When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline.  Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.  If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period.  If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency.  The Portfolio does not consider a security or currency covered by a call to be “pledged” as that term is used in the Portfolio’s policy which limits the pledging or mortgaging of its assets.  If the

Portfolio writes uncovered options as described above it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option.  As the price of a security could appreciate substantially, the Portfolio’s loss could be significant.

Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written.  The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written.  From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

The premium received is the market value of an option.  The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period.  Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.  The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio.  This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price.  The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio’s net assets.  In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

Writing Covered Put Options.  The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)  The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio at a price lower than the current market price of the security or currency.  In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.  Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty.  The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.  Such a decline could be substantial and result in a significant loss to the Portfolio.  In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio’s net assets.  In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

Purchasing Put Options.  The Portfolio may purchase American or European style put options.  As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style).  The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies.  An example of such use of put options is provided in this Statement under “Certain Risk Factors and Investment Methods.”

The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio.  This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price.  This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

Purchasing Call Options.  The Portfolio may purchase American or European style call options.  As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style).  The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return.  The Portfolio may also purchase call options in order to acquire the underlying securities or currencies.  Examples of such uses of call options are provided in this Statement under “Certain Risk Factors and Investment Methods.”

The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it.  A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction.  Call options may also be purchased at times to avoid realizing losses.

The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

Dealer (Over-the-Counter) Options.  The Portfolio may engage in transactions involving dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.  For a discussion of dealer options, see this Statement under “Certain Risk Factors and Investment Methods.”

Futures Contracts.

Transactions in Futures.  The Portfolio may enter into futures contracts, including stock index, interest rate and currency futures (“futures” or “futures contracts”).  The Portfolio may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures.  Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

Stock index futures contracts may be used to attempt to hedge a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions.  The Portfolio may purchase or sell futures contracts with respect to any stock index.  Nevertheless, to hedge the Portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Portfolio’s securities.

Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio.  In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument.  Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.  Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio’s objectives in these areas.

Regulatory Limitations.  The Portfolio will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

The Portfolio may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.  For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered “related options.”  This policy may be modified by the Board of Trustees of the Trust without a shareholder vote and does not limit the percentage of the Portfolio’s assets at risk to 5%.

In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Portfolio to cover the position, or alternative cover (such as owning an offsetting position) will be employed.  Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets.  As a result, the commitment of a large portion of a Portfolio’s assets to cover or identified accounts could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts.  The Portfolio may purchase and sell options on the same types of futures in which it may invest.  As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on financial indices.  Such options would be used in a manner similar to the use of options on futures contracts.  From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or T. Rowe Price International, Inc.  Such aggregated orders would be allocated among such portfolios in a fair and non-discriminatory manner.

See this Statement and Trust’s Prospectus under “Certain Risk Factors and Investment Methods” for a description of certain risks in options and future contracts.

Additional Futures and Options Contracts.  Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so.  Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

Foreign Futures and Options.  The Portfolio is permitted to invest in foreign futures and options.  For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Securities.  The Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.  There are special risks in foreign investing.  Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Portfolio will invest.  Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East.  For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Currency Transactions.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio.  The Portfolio’s use of such contracts would include, but not be limited to, the following.  First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio’s securities denominated in such foreign currency.  Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency.  The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and policies.  However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of liquid, high-grade debt securities and currency available for cover of the forward contract(s).  In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, the Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolio’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above.  However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances.  Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor.  It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange at a future date.  Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.  For a discussion of certain risk factors involved in foreign currency transactions, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts.  Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position.  The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.  The holding period of the security offsetting an “in-the-money qualified covered call” option on an equity security will not include the period of time the option is outstanding.

Losses on written covered calls and purchased puts on securities, excluding certain “qualified covered call” options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.  Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

As a result of the “Taxpayer Relief Act of 1997,” entering into certain option, futures contracts, or forward contracts may result in the “constructive sale” of offsetting stocks or debt securities of the Portfolio.

Hybrid Instruments.  Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depositary instrument (hereinafter “Hybrid Instruments.   Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.  For a discussion of certain risks involved in investing in hybrid instruments see this statement under “Certain Risk Factors and Investment Methods.”

Reverse Repurchase Agreements.  Although the Portfolio has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Portfolio reserves the right to do so.  Reverse repurchase agreements are ordinary repurchase agreements in which a Portfolio is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price.  Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs.  A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

Warrants.  The Portfolio may acquire warrants.  For a discussion of certain risks involved therein, see this Statement under “Certain Risk Factor and Investment Methods.”

Lending of Portfolio Securities.  Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis.  The collateral received will consist of cash or U.S. government securities.  While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  The Portfolio has a right to call each loan and obtain the securities on three business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Other Lending/Borrowing.  Subject to approval by the SEC and certain state regulatory agencies, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or T. Rowe Price International, Inc.  The Portfolio has no current intention of engaging in these practices at this time.

When-Issued Securities and Forward Commitment Contracts.  The Portfolio may purchase securities on a “when-issued” or delayed delivery basis and may purchase securities on a forward commitment basis.  Any or all of the

Portfolio’s investments in debt securities may be in the form of when-issueds and forwards.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date.  Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards.  The Portfolio will cover its commitments with respect to these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to these commitments during the time between the purchase and the settlement.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.  For a discussion of these securities and the risks involved therein, see this Statement under “Certain Risk Factors and Investment Methods.”

Investment Policies Which May Be Changed Without Shareholder Approval.   The following limitations are applicable to the AST T. Rowe Price Natural Resources Portfolio.  These limitations are not “fundamental” restrictions and can be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.                                       The Portfolio will not change its policy to invest at least 80% of the value of its assets in the securities of natural resource companies unless it provides 60 days prior written notice to its shareholders.

2.                                       Purchase additional securities when money borrowed exceeds 5% of its total assets;

3.                                       Invest in companies for the purpose of exercising management or control;

4.                                       Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio’s net asset value;

5.                                       Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.  Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

6.                                       Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

7.                                       Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

8.                                       Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio’s total assets at the time of borrowing or investment;

9.                                       Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Trust’s Prospectus and this Statement;

10.                                 Effect short sales of securities; or

11.                                 Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security.  For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

AST Alliance Growth Portfolio:

Investment Objective:  The Portfolio’s investment objective is to seek long-term growth of capital by investing predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully selected, high-quality U.S. companies that, in the judgment of the Portfolio’s Sub-advisor, are likely to achieve superior earnings growth.

Investment Policies:

The Sub-advisor’s research staff generally follows a primary research universe of approximately 500 companies that are considered by the Sub-advisor to have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.  As one of the largest multi-national investment firms, the Sub-advisor has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

The Sub-advisor’s analysts prepare their own earnings estimates and financial models for each company followed.  While each analyst has responsibility for following companies in one or more identified sectors and/or industries, the lateral structure of the Sub-advisor’s research organization and constant communication among the analysts result in decision-making based on the relative attractiveness of stocks among industry sectors.  The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company, industry and economic fundamentals.  Research emphasis is placed on the identification of companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

The Sub-advisor continually reviews its primary research universe of approximately 500 companies to maintain a list of favored securities, the “Alliance 100,” considered by the Sub-advisor to have the most clearly superior earnings potential and valuation attraction.  The Sub-advisor’s concentration on a limited universe of companies allows it to devote its extensive resources to constant intensive research of these companies.  Companies are constantly added to and deleted from the Alliance 100 as their fundamentals and valuations change.  The Sub-advisor’s Large Cap Growth Group, in turn, further refines, on a weekly basis, the selection process for the Portfolio with each portfolio manager in the Group selecting 25 such companies that appear to the manager most attractive at current prices.  These individual ratings are then aggregated and ranked to produce a composite list of the 25 most highly regarded stocks, the “Favored 25.”  Approximately 70% of the Portfolio’s net assets will usually be invested in the Favored 25 with the balance of the Portfolio’s investment portfolio consisting principally of other stocks in the Alliance 100.  Portfolio emphasis upon particular industries or sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Sub-advisor expects the average weighted market capitalization of companies represented in the Portfolio (i.e., the number of a company’s shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded stocks, including monthly adjustments to reflect the reinvestment of dividends and distributions.  Investments will be made upon their potential for capital appreciation.

Convertible Securities.  The Portfolio may invest in convertible securities, which are convertible at a stated exchange rate into common stock.  Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, as they provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers.  As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.  However, when the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities rank senior to common stocks on an issuer’s capital structure.  They are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The Portfolio may invest up to 20% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above.  Additional information about convertible securities is included in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Rights and Warrants.  The Portfolio may invest up to 5% of its net assets in rights or warrants, but will do so only if the equity securities themselves are deemed appropriate by the Sub-advisor for inclusion in the Portfolio.  Rights and warrants may be more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company.  Also, the value of a right or warrant does not necessarily change with the value of the underlying securities.  Additional information about warrants is included in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Securities.  The Portfolio may invest up to 15% of the value of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. For purposes of the Portfolio, a non-U.S. company is a company that (i) is organized outside the United States, (ii) has its principal place of business outside the United States, and (iii) issues securities that are traded principally in foreign countries.  Companies that do not fall within this definition are deemed to be U.S. companies.  Additional information about foreign securities and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Options and Futures:

While the Portfolio does not anticipate utilizing them on a regular basis, the Portfolio may from time to time may engage in options and futures transactions as described below.  Additional information about option, futures and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Options on Securities.  The Portfolio may write exchange-traded call options on common stocks, and may purchase and sell exchange-traded call and put options on common stocks written by others or combinations thereof.  The Portfolio will not write put options.

Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater, when the stocks involved are lower priced or volatile, or both.  While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.  The Portfolio will not write a call unless the Portfolio at all times during the option period owns either (a) the optioned securities or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio or (b) a call option on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its Custodian.

Premiums received by the Portfolio in connection with writing call options will vary widely.  Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts.  Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Sanford C. Bernstein & Company, LLC, an affiliate of the Sub-advisor.  The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

The Portfolio will not sell a call option written by it if, as a result of the sale, the aggregate of the Portfolio’s portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio’s total assets.

The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions.  The Sub-advisor has adopted procedures for monitoring the creditworthiness of financial institutions with which over-the-counter options transactions are effected.

In buying a call, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise.  It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise.  In buying a put, the Portfolio would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise.  In addition, the Portfolio could realize a gain or loss on such options by selling them.

The aggregate cost of all outstanding options purchased and held by the Portfolio, including options on market indices as described below, will at no time exceed 10% of the Portfolio’s total assets.

Options on Market Indices.  The Portfolio may purchase and sell exchange-traded index options.  Through the purchase of listed index options, the portfolio could achieve many of the same objectives as through the use of options on individual securities.  Price movements in the Portfolio’s securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

Stock Index Futures.  The Portfolio may purchase and sell stock index futures contracts.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  No physical delivery of the underlying stocks in the index is made.  The Portfolio will not purchase or sell options on stock index futures contracts.

The Portfolio may not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures.  The Portfolio may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio’s existing futures positions would exceed 5% of the market value of the Portfolio’s total assets.

Currently, stock index futures contracts can be purchased or sold with respect to the Standard & Poor’s 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade.  The Sub-advisor does not believe that differences in composition of the three indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices.  However, such differences in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.  The Portfolio reserves the right to purchase or sell stock index futures contracts that may be created in the future.

The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance transactions.  Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.

There are several risks in connection with the use of stock index futures by the Portfolio as a hedging device.  One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge.  The price of the stock index futures may move more than or less than the price of the securities being hedged.  If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future.  If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.  To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise deemed to be appropriate by the Sub-advisor.  Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead.  If the Sub-advisor then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

The Portfolio’s Sub-advisor intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

Portfolio Turnover.  The Portfolio’s investment policies as described above are based on the Sub-advisor’s assessment of fundamentals in the context of changing market valuations.  Therefore, they may under some conditions involve frequent purchases and sales of shares of a particular issuer as well as the replacement of securities.  The Sub-advisor expects that more of its portfolio turnover will be attributable to increases and decreases in the size of particular portfolio positions rather than to the complete elimination of a particular issuer’s securities from the Portfolio. For more information on portfolio turnover, see this Statement and the Trust’s Prospectus under “Portfolio Turnover.”

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Alliance Growth Portfolio.  These limitations are not “fundamental” restrictions and may be changed without shareholder approval.  The Portfolio will not:

1.                                       Invest in companies for the purpose of exercising control;

2.                                       Purchase the securities of any other investment company or investment trust, except in compliance with the 1940 Act;

3.                                       Invest in interests in oil, gas or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

4.                                       Make short sales of securities or purchase securities on margin except for such short-term credits as may be necessary for the clearance of transactions;

5.                                       Purchase illiquid securities if immediately after such investment more than 15% of the Portfolio’s net assets (taken at market value) would be so invested;

Whenever any investment restriction states a maximum percentage of the Portfolio’s assets which may be invested in any security or other asset, it is intended that such percentage be determined immediately after and as a result of the Portfolio’s acquisition of such securities or other assets.  Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from changes in values or net assets will not be considered a violation of any such maximum.

AST MFS Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek to provide long-term growth of capital and future income rather than current income.

Investment Policies:

U.S. Government Securities.  The Portfolio may invest in U.S. Government securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (“GNMA”); some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, e.g., obligations of the Federal National Mortgage Association (“FNMA”).

U.S. Government securities also include interest in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

Variable and Floating Rate Obligations.  The Portfolio may invest in floating or variable rate securities.  Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount of the bondholder paid for them.  The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment.  If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date, which may range up to thirty years from the date of issuance.

Equity Securities.  The Portfolio may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and

depositary receipts for those securities.  These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

Foreign Securities.  The Portfolio may invest in dollar-denominated and non-dollar denominated foreign securities.  Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers.  For a discussion of the risks involved in foreign securities, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Depositary Receipts.  The Portfolio may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts.  ADRs are certificates by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral.  GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company.  For the purposes of the Portfolio’s policy to invest a certain percentage of its assets in foreign securities, the investments of the Portfolio in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

ADRs may be sponsored or unsponsored.  A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security.  An unsponsored ADR may be issued by any number of U.S. depositories.  Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.  The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  The Portfolio may invest in either type of ADR.  Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United Sates can reduce costs and delays as well as potential currency exchange and other difficulties.  The Portfolio may purchase securities in local markets and direct delivery of these shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Portfolio’s custodian in five days.  The Portfolio may also execute trades on the U.S. markets using existing ADRs.  A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.  Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

Emerging Markets.  The Portfolio may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

Company Debt.  Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country.  As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Portfolio’s portfolio.  Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio’s assets should these conditions recur.

Foreign currencies.  Some emerging market countries may have managed currencies, which are not free floating against the U.S. dollar.  In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies.  Further, certain emerging market currencies may not be internationally traded.  Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar.  Any devaluations in the currencies in which a Portfolio’s portfolio securities are denominated may have a detrimental impact on the Portfolio’s net asset value.

Inflation.  Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.  In an attempt to control inflation, wage and price controls have been imposed in certain countries.  Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Liquidity; Trading Volume; Regulatory Oversight.  The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S.  Disclosure and regulatory standards are in many respects less stringent than U.S. standards.  Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  Adverse publicity and investors’ perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio’s securities in such markets may not be readily available.  The Portfolio may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC.  If market prices are not readily available, the Portfolio’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Withholding.  Income from securities held by the Portfolio could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Portfolio makes its investments.  The Portfolio’s net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested.  The Sub-advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Forward Contracts.  The Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a price at the time the contract is entered into (a “Forward Contract”), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

The Portfolio does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Portfolio’s profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

The Portfolio will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk.  For example, the Portfolio may purchase a given foreign currency through a Forward Contract if, in the judgment of the Sub-advisor, the value of such currency is expected to rise relative to the U.S. dollar.  Conversely, the Portfolio may sell the currency through a Forward Contract if the Sub-advisor believes that its value will decline relative to the dollar.

For an additional discussion of Forward Contracts see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Futures Contracts.  The Portfolio may purchase and sell futures contracts (“Future Contracts”) on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities.  The Portfolio also may purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  Futures Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio’s current or intended stock investments from broad fluctuations in stock prices.  For example, the Portfolio may sell stock index futures contracts in anticipations of or during market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result.  If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position.  When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase.  As such purchases are made, the corresponding positions in stock index futures contracts will be closed out.  In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

The Portfolio may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates.  Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant.  The Portfolio may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar.  In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant security, which could offset, in whole or in part, the increased cost of such securities resulting from the rise in the dollar value of the underlying currencies.  Where the Portfolio purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

For further information on Futures Contracts, see this Statement under “Certain Risk Factors and Investment Methods.”

Investment in Other Investment Companies.  The Portfolio may invest in other investment companies, including both open-end and closed-end companies.  Investments in closed-end investment companies may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Options.  The Portfolio may invest in the following types of options, which involves the risks described below under the caption “Risk Factors.”

Options on Foreign Currencies.  The Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized.  For example, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon.  The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium.  Foreign currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

Options of Futures Contracts.  The Portfolio may also purchase and write options to buy or sell those Futures Contracts in which it may invest as described above under “Futures Contracts.”  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

Options on Futures Contracts that are written or purchased by the Portfolio on U.S. Exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to the regulation by the CFTC and the performance guarantee of the exchange clearinghouse.  In addition, Options on Futures Contracts may be traded on foreign exchanges.  The Portfolio may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Portfolio owns liquid and unencumbered assets equal to the difference.  The Portfolio may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference.  Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.  Upon the exercise of a call Option on a Futures Contract written by the Portfolio, the Portfolio will be required to sell the underlying Futures Contract which, if the Portfolio has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position.  Similarly, where a put Option on a Futures Contract written by the Portfolio is exercised, the Portfolio will be required to purchase the underlying Futures Contract which, if the Portfolio has covered its obligation through the sale of such Contract, will close out its futures position.

Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Portfolio’s losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

Options on Securities.  The Portfolio may write (sell) covered put and call options, and purchase put and call options, on securities.

A call option written by the Portfolio is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Portfolio owns liquid and unencumbered assets equal to the difference.  If the portfolio writes a put option it must segregate liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference.  Put and call options written by the Portfolio may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the Portfolio owns liquid and unencumbered assets.  Such transactions permit the Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Portfolio, provided that another option on such security is not written.  If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security.  The exercise price of the call option the Portfolio determines to write will depend upon the expected price movement of the underlying security.  The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written.  Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period.  Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  If the call options are exercised in such transactions, the Portfolio’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio’s purchase price of the security and the exercise price, less related transaction costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions.  If the market price or the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio’s gain will be limited to the premium received, less related transaction costs.  If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss.  Out-of-the-money, at-the-money and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

The Portfolio may also write combinations of put and call options on the same security, known as “straddles” with the same exercise price and expiration date.  By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price.  This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options.  Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised.  The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

The writing of options on securities will not be undertaken by the Portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions.  Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.  The Portfolio may also purchase options for hedging purposes or to increase its return.

The Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future.  If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.

Options on Stock Indices.  The Portfolio may write (sell) covered call and put options and purchase call and put options on stock indices.  The Portfolio may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Sub-advisor, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio.  The Portfolio may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Portfolio own liquid and unencumbered assets equal to the difference.  If the Portfolio writes put options on stock indices, it must segregate liquid and unencumbered assets with a value equal to the exercise price, or hold a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference.  Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The purchase of call options on stock indices may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment.  When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise.  The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

The index underlying a stock index option may be a “broad-based” index, such as the Standard & Poor’s 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general.  In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies.  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

For an additional discussion of options, see this Statement under “Certain Risk Factors and Investment Methods.”

Short Sales “Against the Box.”  As discussed in the Trust’s Prospectus, the Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.  While the short sale is maintained, the Portfolio will segregate assets to collateralize its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve.  There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

Special Risk Factors.

Risk of Imperfect Correlation of Hedging Instruments with the Portfolio’s Portfolio.  The use of derivatives for “cross hedging” purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks.  Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.  Nevertheless, where the Portfolio enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio’s portfolio or the intended acquisitions being hedged.

The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation.  The anticipated spread between the prices may be distorted due to the difference in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets.  In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option.  The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.  For example, where the Portfolio covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Portfolio may not be fully covered.  As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

Risks of Non-Hedging Transactions.  The Portfolio may enter transactions in derivatives for non-hedging purposes as well as hedging purposes.  Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired.

Nevertheless, the method of covering an option employed by the Portfolio may not fully protect it against risk of loss and, in any event, the Portfolio could suffer losses on the option position which might not be offset by corresponding portfolio gains.  The Portfolio may also enter into futures, Forward Contracts for non-hedging purposes.  For example, the Portfolio may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market.  In such instances, the Portfolio will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments.  However, transactions in futures, Forward Contracts may be leveraged, which could expose the Portfolio to greater risk of loss than such purchases or sales.  Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Portfolio to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, the Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions, therefore, create an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

Risk of a Potential Lack of a Liquid Secondary Market.  Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction.  In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements.  Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so.  The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio’s ability effectively to hedge its portfolio, and could result in trading losses.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Potential Bankruptcy of a Clearinghouse or Broker.  When the Portfolio enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Portfolio has effected the transaction.  In that event, the Portfolio might not be able to recover amounts deposited as margin, or amounts owed to the Portfolio in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts.  Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Portfolio could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

Trading and Position Limits.  The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers.)  Further, the CFTC and the various contract markets have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.  The Sub-advisor does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

Risks of Options on Futures Contracts.  The amount of risk the Portfolio assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs.  In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein.  The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

Risks of Transactions in Foreign Currencies and Over-the-Counter Derivatives and Other Transactions Not Conducted on U.S. Exchanges.  Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above.  In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio.  Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon.  As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions.  Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Portfolio in Futures Contracts and exchange-traded options, on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC.  To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.  In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio.  Where no such counterparty is available, it will not be possible to enter into a desired transaction.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.  One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio’s ability to enter into desired hedging transactions.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries.  Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.  As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the “OCC”), thereby reducing the risk of counterparty default.

The purchase and sale of exchange-traded foreign currency options, is subject to the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.  For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Short Term Instruments.  The Portfolio may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

Temporary Defensive Positions.  During periods of unusual market conditions when the Sub-advisor believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

“When-Issued” Securities.  The Portfolio may purchase securities on a “when-issued,” “forward commitment,” or “delayed delivery basis.”  The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security.  While awaiting delivery of securities purchased on such basis, the Portfolio will identify liquid and unencumbered assets equal to its forward delivery commitment.

For more information about when-issued securities, please see this Statement under “Certain Risk Factors and Investment Methods.”

AST Marsico Capital Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth. Realization of income is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.

Investment Policies:

Futures, Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps.  The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio’s commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio.  The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio’s assets.

The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly.  The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities.  To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio’s obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio’s limitation on illiquid investments.  In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so.  For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors.  In addition to the strategies noted above, the Portfolio, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors.  The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments.  The Portfolio also may enter into these transactions to protect against any increase in the price of securities the Portfolio may consider buying at a later date.  The Portfolio does not intend to use these transactions as speculative investments.  Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments.  The exchange commitments can involve payments to be made in the same currency or in different currencies.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio’s custodian.  If the Portfolio enters into an interest rate swap on other than a net asset basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio’s obligations with respect to the swap.  The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction.  The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis.  If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  The Sub-advisor has determined that, as a result, the swap market has become relatively liquid.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.  To the extent the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio’s obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio.  These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap.  Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make.  If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive.  The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.  For an additional discussion of these strategies, see this Statement under “Certain Risk Factors and Investment Methods.”

Reverse Repurchase Agreements.  The Portfolio may enter into reverse repurchase agreements.  For a description of these investment techniques, see the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

High-Yield/High-Risk Securities.  High-yield/high-risk securities (or “junk” bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor’s Rating Services (“Standard & Poor’s”) and Moody’s Investors Service, Inc. (“Moody’s”).  The Portfolio will not invest more than 5% of its total assets in high-yield/high-risk and mortgage- and asset-backed securities.

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e. credit risk) than is the case for higher quality securities.  Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities.  The Portfolio will not purchase debt securities rated below “CCC-” by Standard & Poor’s or “Caa” by Moody’s.  The Portfolio may also purchase unrated bonds of foreign and domestic issuers.  For an additional discussion of high-yield/high-risk and mortgage- and asset-backed securities, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Zero Coupon, Pay-in-Kind, and Step Coupon Bonds.  The Portfolio may purchase zero coupon, pay-in-kind, and step coupon bonds.  Zero coupon bonds are debt securities that do not pay periodic interest, but are issued at a discount from their face value.  The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity.  Pay-in-kind bonds normally give the issuer the option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.  Step coupon bonds begin to pay coupon interest, or pay an increased rate of interest, at some time after they are issued.  The discount at which step coupon bonds trade depends on the time remaining until cash payments begin, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.  The market value of zero coupon, pay-in-kind and step coupon bonds generally will fluctuate more in response to changes in interest rates than will conventional interest-paying securities with comparable maturities.  For an additional discussion of zero coupon securities, see this STATEMENT under “Certain Risk Factors and Investment Methods.”

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Marsico Capital Growth Portfolio.  These limitations are not “fundamental” restrictions, and may be changed by the Trustees without shareholder approval.

1.                                       The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

2.                                       The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

3.                                       The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio’s net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements; (ii) deposits of assets on margin; (iii) guaranteed positions in futures, options, swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.

4.                                       The Portfolio does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Trustees of the Trust, or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any successor to such rule, and Section 4(2) commercial paper.  Accordingly, such securities may not be subject to the foregoing limitation.

5.                                       The Portfolio may not invest in companies for the purpose of exercising control or management.

AST Goldman Sachs Concentrated Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital.  Realization of income is not a significant investment consideration and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.

Investment Policies:

Corporate Bonds and Debentures.  The Portfolio may purchase corporate bonds and debentures, including bonds rated below investment grade by the primary rating agencies.  The Portfolio will not invest more than 35% of its net assets in bonds rated below investment grade.  For a discussion of lower rated securities, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Futures, Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps.  The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio’s commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio.  The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio’s assets.

The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly.  The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities.  To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio’s obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio’s limitation on illiquid investments.  In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so.  For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors.  In addition to the strategies noted above, the Portfolio, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors.  The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments.  The Portfolio also may enter into these transactions to protect against any increase in the price of securities the Portfolio may consider buying at a later date.  The Portfolio does not intend to use these transactions as speculative investments.  Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments.  The exchange commitments can involve payments to be made in the same currency or in different currencies.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio’s custodian.  If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio’s obligations with respect to the swap.  The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction.  The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis.  If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  The Sub-advisor has determined that, as a result, the swap market in certain instances may be relatively liquid than it has historically been.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.  To the extent the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio’s obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio.  These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap.  Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make.  If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive.  The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.  For an additional discussion of these strategies, see this Statement under “Certain Risk Factors and Investment Methods.”

Investment Company Securities.  From time to time, the Portfolio may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act.  The Portfolio may invest in securities of money market funds managed by the Sub-advisor subject to the terms of an exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.  Under such order, the Portfolio will limit its aggregate investment in a money market fund managed by the Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million, although the Trust’s Board of Trustees may increase this limit up to 25% of the Trust’s total assets.

Reverse Repurchase Agreements.  The Portfolio may enter into reverse repurchase agreements.  The Portfolio will enter into such agreements only to provide cash to satisfy unusually heavy redemption requests and for other temporary or emergency purposes, rather than to obtain cash to make additional investments.  For a description of these investment techniques, see the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Other Income-Producing Securities.  Other types of income producing securities that the Portfolio may purchase include, but are not limited to, the following types of securities:

Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

Standby Commitments. These instruments, which are similar to a put, give the Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Portfolio will not invest more than 5% of its assets in inverse floaters.  The Portfolio will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Portfolio.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Goldman Sachs Concentrated Growth Portfolio.  These limitations are not “fundamental” restrictions, and may be changed by the Trustees without shareholder approval.

1.                                       The Portfolio will not purchase a security if as a result, more than 15% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any.  The Trustees, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

2.                                       The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).  Any borrowings that come to exceed 25% of the value of the Portfolio’s total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.  Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so.  This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3.                                       The Portfolio will not enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio’s net assets.

4.                                       The Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio’s commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

5.                                       The Portfolio will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

6.                                       The Portfolio will not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio’s net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

AST DeAM Large-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek maximum appreciation of investors’ capital from a portfolio primarily of value stocks of larger companies.

Investment Policies:

Options.  The Portfolio may write (sell) call options on securities as long as it owns the underlying securities subject to the option, or an option to purchase the same underlying securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Portfolio’s custodian for the term of the option a segregated account consisting of cash or other liquid securities (“eligible securities”) to the extent required by applicable regulation in connection with the optioned securities.  The Portfolio may write put options provided that, so long as the Portfolio is obligated as the writer of the option, the Portfolio owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the option, or it deposits and maintains with the custodian in a segregated account eligible securities having a value equal to or greater than the exercise price of the option.  The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates.  The Portfolio may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark.  The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written.  The Portfolio may write (sell) call and put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the securities in the segregated account.  If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option.  However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

For an additional discussion of investing in options and the risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Over-the-Counter Options.  The Portfolio may deal in over-the-counter traded options (“OTC options”).  Unlike exchange-traded options, OTC options are transacted directly with dealers and not with a clearing corporation.  Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-advisor and verified in appropriate cases.  In writing OTC options, the Portfolio receives the premium in advance from the dealer.  OTC options are available for a greater variety of securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange-traded options.

The staff of the SEC takes the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid securities.  Accordingly, the Portfolio will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor.  The Sub-advisor believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Portfolio.  The Sub-advisor will monitor the creditworthiness of the approved dealers on an on-going basis.  The Portfolio currently will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options, plus a “liquidity charge” related to OTC options written by the Portfolio, plus the amount invested by the Portfolio in other illiquid securities, would exceed 15% of the Portfolio’s net assets.  The “liquidity charge” referred to above is computed as described below.

The Portfolio anticipates entering into agreements with dealers to which the Portfolio sells OTC options.  Under these agreements the Portfolio would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the “Repurchase Price”).  The “liquidity charge” referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option.  The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price.  In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security.  If there is no such agreement requiring a dealer to allow the Portfolio to repurchase a specific OTC option written by the Portfolio, the “liquidity charge” will be the current market value of the assets serving as “cover” for such OTC option.

Options on Securities Indices.  The Portfolio, as part of its options transactions, may also use options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation.  When the Portfolio writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities to the extent required by applicable regulation.  Where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will also segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  The Portfolio may also purchase and sell options on indices other than securities indices, as available, such as foreign currency indices.  Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot cover its potential settlement obligations by acquiring and holding the underlying securities.  Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

For an additional discussion of investing in OTC options and options on securities indices, and the risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Financial Futures Contracts and Related Options.  The Portfolio may enter into financial futures contracts.  This investment technique is designed primarily to hedge (i.e. protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Portfolio holds or intends to purchase. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of an index.  Conversely, where the near-term view is bullish, but the Portfolio is believed to be well positioned for the longer term with a high cash position, the Portfolio can hedge against market increases by entering into futures contracts to buy securities or the cash value of an index.  In either case, the use of futures contracts would tend to minimize portfolio turnover and facilitate the Portfolio’s pursuit of its investment objective.  Also, if the Portfolio owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts.  If interest rates did increase, the value of the bonds held by the Portfolio would decline, but this decline would be offset in whole or in part by an increase in the value of the Portfolio’s futures contracts.  If, on the other hand, long-term interest rates were expected to decline, the Portfolio could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Portfolio could purchase futures contracts on long-term bonds or the cash value of a securities index.  Thus, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them.  The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.  At the time of delivery, in the case of a contract relating to fixed income securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract.  In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

The market prices of futures contracts may be affected by certain factors.  If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market.  In addition, because margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions.  Due to the possibility of these price distortions and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

The Portfolio may purchase and write call and put options on financial futures contracts.  Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts.  The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Portfolio and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets of the Portfolio.  For an additional discussion of investing in financial futures contracts and options on financial futures contracts and the risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Section 4(2) Paper.  The Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof.  Such commercial paper may be issued only to finance current transactions and must mature in nine months or less.  Such commercial paper is traded primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.  The Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”).  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be in an exempt transaction.  Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  Section 4(2) paper will be considered illiquid, and subject to the Portfolio’s limitation on investing in illiquid securities, unless the Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Trustee of the Trust.

Collateralized Obligations.  The Portfolio may invest in asset-backed and mortgage-backed securities, including interest only (“IO”) and principal only (“PO”) securities (collectively, “collateralized obligations”).  A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets.  Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

The Portfolio will currently invest in only those collateralized obligations that are fully collateralized and would not materially alter the risk profile of the Portfolio.  Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections.  Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations.  A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount.  Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment.  The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral.  The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated.  The Portfolio does not currently intend to invest more than 5% of its total assets in collateralized obligations.

Because some collateralized obligations are issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity through these collateralized obligations than through direct investments in mortgage pass-through securities.  Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield.  Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of these collateralized obligations.  Rather, the payments on the underlying portfolio or pool of obligations are used to pay interest on each class and to retire successive maturities in sequence.  These relationships may in effect “strip” the interest payments from principal payments of the underlying obligations and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only (“IO”) and principal only (“PO”) securities.  By investing in IOs and POs, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor’s forecast of interest rate movements.

Collateralized obligations are designed to be retired as the underlying obligations are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there generally will be sufficient collateral to secure collateralized obligations that remain outstanding.  Governmentally-issued and privately-issued IO’s and PO’s will be considered illiquid for purposes of the Portfolio’s limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board of Trustee.

In reliance on an interpretation by the SEC, the Portfolio’s investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Portfolio, in another investment company.

Inverse Floaters. The Portfolio may also invest in “inverse floaters.”  These inverse floaters are more volatile than conventional fixed or floating rate collateralized obligations, and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based.  As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest.  Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility.  The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.  Currently, the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

For an additional discussion of investing in collateralized obligations and the risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST DeAM Large-Cap Value Portfolio.  These limitations are not “fundamental” restrictions and may be changed without shareholder approval.  The Portfolio will not:

1.                                       Change its policy to invest at least 80% of the value of its assets in large capitalization companies unless it provides 60 days prior written notice to its shareholders.

2.                                       Invest for the purpose of exercising control or management of another issuer.

3.                                       Purchase securities of other investment companies, except in compliance with the 1940 Act.

4.                                       Invest more than 15% of its net assets in illiquid securities.

AST Hotchkis & Wiley Large-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek current income and long-term growth of income, as well as capital appreciation.

Investment Policies:

Convertible Securities.  The Portfolio may invest in convertible securities of domestic or foreign issuers rated investment grade (any of the four highest grades) by a major rating agency or, if unrated, of comparable quality in the Advisor’s opinion. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (that is, its value as a fixed-income security) or its “conversion value” (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Foreign Securities.  The Portfolio may invest in American Depositary Receipts (“ADRs”), other securities convertible into securities of issuers based in foreign countries or other foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets.

Foreign Investment Risks.

Foreign Market Risk. The Portfolio may invest a portion of its assets in foreign securities. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or otherwise adversely affect a Fund’s operations. Other foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for a Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Illiquid or Restricted Securities.  The Portfolio may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Portfolio’s assets in illiquid securities may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

The Portfolio may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Portfolio or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Certain of the Portfolio’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Portfolio may obtain access to material nonpublic information, which may restrict the Portfolio’s ability to conduct portfolio transactions in such securities.

Borrowing.  The Portfolio may borrow for temporary or emergency purposes in amounts not exceeding 10% of the Portfolio’s total assets. The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Borrowing subjects the Portfolio to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio. This is the speculative factor known as leverage.

When-Issued Securities.  The Portfolio may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Portfolio is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Portfolio makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Portfolio’s net asset value. The Portfolio will also mark as segregated with its custodian cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations for when-issued securities.

Real Estate Investment Trusts.  The Portfolio may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs offer investors greater liquidity and diversification than direct ownership of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT’s performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

Shares of Other Investment Companies.  The Portfolio may invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with the Portfolio’s principal strategies. The Portfolio will pay additional fees through their investments in other investment companies.

Limited Partnerships.  The Portfolio may invest in limited partnership interests.

Short Sales Against-the-Box.  The Portfolio may borrow and sell “short” securities when a Portfolio also owns an equal amount of those securities (or their equivalent). No more than 25% of the Portfolio’s total assets can be held as collateral for short sales at any one time.

Temporary Defensive Position.  When adverse market or economic conditions indicate to the Sub-Advisor that a temporary defensive strategy is appropriate, The Portfolio may invest all or part of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers’ acceptances, high quality commercial paper, demand notes and repurchase agreements.

Investment Policy Which May Be Changed Without Shareholder Approval.  The following limitation is applicable to the AST Hotchkis & Wiley Large-Cap Value Portfolio.  This limitation is not a “fundamental” restriction, and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.                                       Issue preference shares or create any funded debt;

2.                                       Sell short;

3.                                       Purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Trustees or the Investment Manager or the Sub-advisor, acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation;

4.                                       Invest in companies for the purpose of exercising control or management.

5.                                       Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

AST Alliance/Bernstein Growth + Value Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth by investing approximately 50% of its assets in growth stocks of large companies and 50% of its assets in value stocks of large companies.

Investment Policies:

Convertible Securities.  The Portfolio may invest in convertible securities, which are convertible at a stated exchange rate into common stock.  Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, as they provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers.  As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.  However, when the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities rank senior to common stocks on an issuer’s capital structure.  They are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The Portfolio may invest up to 20% of the growth portion of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above.  Additional information about convertible securities is included in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Rights and Warrants.  The Portfolio may invest up to 5% of the growth portion of its net assets in rights or warrants, but will do so only if the equity securities themselves are deemed appropriate by the Sub-advisor for inclusion in the Portfolio.  Rights and warrants may be more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company.  Also, the value of a right or warrant does not necessarily change with the value of the underlying securities.  Additional information about warrants is included in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Securities.  The Portfolio may invest up to 15% of the value of its total assets in foreign securities. A foreign security is a security issued by a non-U.S. company which is defined as a company that (i) is organized outside the United States; (ii) has their principal place of business outside the United States; and (iii) issues securities traded principally in a foreign country.  Companies that do not fall within the definition of a non-U.S. company shall be considered a U.S. company for purposes of this definition.  American Depositary Receipts (ADRs) are not considered foreign securities for the purposes of the 15% limitation on foreign securities.  Additional information about foreign securities and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Options and Futures:

While the Portfolio does not anticipate utilizing them on a regular basis, the Portfolio may from time to time may engage in options and futures transactions as described below.  Additional information about option, futures and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Options on Securities.  The Portfolio may write exchange-traded call options on common stocks, and may purchase and sell exchange-traded call and put options on common stocks written by others or combinations thereof.  The Portfolio will not write put options.

Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater, when the stocks involved are lower priced or volatile, or both.  While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.  The Portfolio will not write a call unless the Portfolio at all times during the option period owns either (a) the optioned securities or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio or (b) a call option on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its Custodian.

Premiums received by the Portfolio in connection with writing call options will vary widely.  Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts.  Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

The Portfolio will not sell a call option written by it if, as a result of the sale, the aggregate of the Portfolio’s portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the growth portion of the Portfolio’s total assets.

The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions.  The Sub-advisor has adopted procedures for monitoring the creditworthiness of financial institutions with which over-the-counter options transactions are effected.

In buying a call, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise.  It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise.  In buying a put, the Portfolio would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise.  In addition, the Portfolio could realize a gain or loss on such options by selling them.

The aggregate cost of all outstanding options purchased and held by the Portfolio, including options on market indices as described below, will at no time exceed 10% of the growth portion of the Portfolio’s total assets.

Options on Market Indices.  The Portfolio may purchase and sell exchange-traded index options.  Through the purchase of listed index options, the portfolio could achieve many of the same objectives as through the use of options on individual securities.  Price movements in the Portfolio’s securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

Stock Index Futures.  The Portfolio may purchase and sell stock index futures contracts.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  No physical delivery of the underlying stocks in the index is made.  The Portfolio will not purchase or sell options on stock index futures contracts.

The Portfolio may not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures.  The Portfolio may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio’s existing futures positions would exceed 5% of the market value of the Portfolio’s total assets.

Currently, stock index futures contracts can be purchased or sold with respect to the Standard & Poor’s 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade.  The Sub-advisor does not believe that differences in composition of the three indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices.  However, such differences in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.  The Portfolio reserves the right to purchase or sell stock index futures contracts that may be created in the future.

The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance transactions.  Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.

There are several risks in connection with the use of stock index futures by the Portfolio as a hedging device.  One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge.  The price of the stock index futures may move more than or less than the price of the securities being hedged.  If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future.  If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.  To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise deemed to be appropriate by the Sub-advisor.  Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead.  If the Sub-advisor then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

The Portfolio’s Sub-advisor intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

Portfolio Turnover.  The Portfolio’s investment policies as described above are based on the Sub-advisor’s assessment of fundamentals in the context of changing market valuations.  Therefore, they may under some conditions involve frequent purchases and sales of shares of a particular issuer as well as the replacement of securities.  The Sub-advisor expects that more of its portfolio turnover will be attributable to increases and decreases in the size of particular portfolio positions rather than to the complete elimination of a particular issuer’s securities from the Portfolio. It is anticipated that the growth portion of the Portfolio may have portfolio turnover exceeding 100%. For more information on portfolio turnover, see this Statement and the Trust’s Prospectus under “Portfolio Turnover.”

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Alliance/Bernstein Growth + Value Portfolio.  These limitations are not “fundamental” restrictions and may be changed without shareholder approval.  The Portfolio will not:

1.                                       Invest in companies for the purpose of exercising control;

2.                                       Purchase the securities of any other investment company or investment trust, except in compliance with the 1940 Act;

3.                                       Invest in interests in oil, gas or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

4.                                       Make short sales of securities or purchase securities on margin except for such short-term credits as may be necessary for the clearance of transactions;

5.                                       Purchase illiquid securities if immediately after such investment more than 15% of the Portfolio’s net assets (taken at market value) would be so invested;

Whenever any investment restriction states a maximum percentage of the Portfolio’s assets which may be invested in any security or other asset, it is intended that such percentage be determined immediately after and as a result of the Portfolio’s acquisition of such securities or other assets.  Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from changes in values or net assets will not be considered a violation of any such maximum.

AST Sanford Bernstein Core Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

As a diversified fund, no more than 5% of the assets of the Portfolio may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Portfolio’s assets may be invested without regard to this limitation.  The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry.

Short-Term Instruments.  When the Portfolio experiences large cash inflows or anticipates substantial redemption requests, the Portfolio may hold short-term investments for a limited time pending the purchase of equity securities.  The Portfolio’s short-term instruments may consist of:  (i) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by Standard & Poor’s (“S&P”) or Aa or higher by Moody’s or, if unrated, of comparable quality in the opinion of the Sub-advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.  At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

Certificates of Deposit and Bankers’ Acceptances.  Certificates of deposit are receipts issued by a depositary institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.  Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

U.S. Government Obligations.  The Portfolio may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities.  These obligations may or may not be backed by the “full faith and credit” of the United States.  In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.  Government securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of the issuing agency.  Securities that are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

Equity Investments.  The Portfolio may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter markets, including ADRs and U.S. dollar denominated securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets..  They may or may not pay dividends or carry voting rights.  Common stock occupies the most junior position in a company’s capital structure.

Futures Contracts and Options on Futures Contracts.

Futures Contracts.  The Portfolio may enter into securities index futures contracts.  U.S. futures contracts have been designed by exchanges which have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.  Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.  These investments will be made by the Portfolio solely for hedging purposes.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment (“initial margin”).  It is expected that the initial margin would be approximately 1 1/2% to 5% of a contract’s face value.  Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, because each day the Portfolio will provide or receive cash that reflects any decline or increase in the contract’s value.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities.  The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month.  Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities.  Because transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.  The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

In addition, futures contracts entail other risks.  Nonetheless, the Sub-advisor believes that use of such contracts in certain circumstances will benefit the Portfolio.  For an additional discussion of futures contracts and the risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Options on Futures Contracts.  The Portfolio may use stock index futures on a continual basis to “equitize” cash so that the Portfolio may maintain 100% equity exposure.  The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Portfolio.

A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.  The Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.  Net option premiums received will be included as initial margin deposits.  In anticipation of an increase in securities prices, the Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Portfolio intends to purchase.  Similarly, if the value of the securities held by the Portfolio is expected to decline, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs).  The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

Options on Securities Indices.  The Portfolio may purchase and write (sell) call and put options on securities indices.  Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

Options on securities indices entail certain risks.  The absence of a liquid secondary market to close out options positions on securities indices may occur, although the Portfolio generally will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.  The Portfolio will not purchase such options unless the Sub-advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

For an additional discussion of options and the risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Sanford Bernstein Core Value Portfolio.  These limitations are not “fundamental” restrictions and may be changed by the Trustees of the Trust without shareholder approval.  The Portfolio will not:

1.                                       Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

2.                                       Invest for the purpose of exercising control or management;

3.                                       Purchase securities of other investment companies except in compliance with the 1940 Act; or

4.                                       Invest more than 15% of the Portfolio’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable, not including Rule 144A securities and commercial paper that is sold under section 4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board of Trustees.

AST Cohen & Steers Realty Portfolio:

Investment Objective:  The investment objective of the Portfolio is to maximize total return through investment in real estate securities.

Investment Policies:

Investment Techniques.  The following sections provide expanded discussion of several of the types of investments and investment techniques which may be used by the Portfolio.

Real Estate Investment Trusts.  REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs.  An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income.  An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value.  A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans.  A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended.  A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  It is anticipated, although not required, that under normal circumstances a majority of the Portfolio’s investments in REITs will consist of equity REITs.

A REIT is not taxed on amounts distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.  Equity and Mortgage REITs are dependent upon the skills of their managers and generally may not be diversified.  Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or to maintain their exemptions from registration under the Investment Company Act of 1940 (the “1940 Act”).

Futures Contracts.  The Portfolio may purchase and sell financial futures contracts.  A futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date.  Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date.  The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract.  Other financial futures contracts by their terms call for cash settlements.

The Portfolio may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade.  An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Portfolio purchases a futures contract, an amount of cash or other liquid assets equal to the market value of the futures contract will be deposited in a segregated account with the Portfolio’s custodian.  When writing a futures contract, the Portfolio will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, the Portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Portfolio’s custodian).  For an additional discussion of futures contracts and the risks associated with them, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Options on Securities and Stock Indices.  The Portfolio may write covered call and put options and purchase call and put options on securities or stock indices that are traded on United States exchanges.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option.  An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.  The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Portfolio.  The Portfolio will not purchase put or call options if the aggregate premiums paid for such options would exceed 5% of its total assets at the time of purchase.

The Portfolio may write a call or put option only if the option is “covered.”  A call option on a security written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.  A call option on a security is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or other liquid assets in a segregated account with its custodian.  A put option on a security written by the Portfolio is “covered” if the Portfolio maintains similar liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Portfolio will cover call options on stock indices by owning securities whose price changes, in the opinion of the Sub-advisor are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.  Nevertheless, where the Portfolio covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index.  In that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index.  The Portfolio will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Portfolio will receive a premium from writing a put or call option, which increases the Portfolio’s gross income in the event the option expires unexercised or is closed out at a profit.  If the value of a security or an index on which the Portfolio has written a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged.  If the value of the underlying security or index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio’s stock investments.  By writing a put option, the Portfolio assumes the risk of a decline in the underlying security or index.  To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Portfolio’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Portfolio may also purchase put options to hedge its investments against a decline in value.  By purchasing a put option, the Portfolio will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option.  If the value of the Portfolio’s investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio’s loss will be limited to the premium paid for the option plus related transaction costs.  The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Portfolio’s security holdings being hedged.

The Portfolio may purchase call options on individual securities to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future.  Similarly, the Portfolio may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment.  When purchasing call options, the Portfolio will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position.  Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.  Although the Portfolio may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Portfolio may experience losses in some cases as a result of such inability.

Foreign Currency Contracts and Currency Hedging Transaction.  In order to hedge against foreign currency exchange rate risks, the Portfolio may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below.  The Portfolio may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.  The Portfolio will not enter into forward foreign currency contracts if, as a result, the Portfolio will have more than 15% of the value of its net assets committed to the consummation of such contracts.

The Portfolio may enter into forward foreign currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.  A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.  The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security.  In addition, for example, when the Portfolio believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio’s portfolio securities denominated in such foreign currency.  This second investment practice is generally referred to as “cross-hedging.”  Because in connection with the Portfolio’s foreign currency forward transactions an amount of the Portfolio’s assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Portfolio will always have cash or other liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk.  The segregated account will be marked-to-market on a daily basis.  In addition, the Portfolio will not enter into such forward contracts if, as a result, the Portfolio will have more than 15% of the value of its total assets committed to such contracts.  While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolio’s ability to utilize forward contracts in the manner set forth above may be restricted.  Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.  Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not engaged in such contracts.

The Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired.  As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

The Portfolio may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies (“foreign currency futures”).  This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio’s portfolio securities or adversely affect the prices of securities that the Portfolio intends to purchase at a later date.  The successful use of currency futures will usually depend on the Sub-advisor’s ability to forecast currency exchange rate movements correctly.  Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Short Sales.  The Portfolio may enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the net assets of the Portfolio, and the value of securities of any one issuer in which the Portfolio is short would not exceed the lesser of 2% of the value of the Portfolio’s net assets or 2% of the securities of any class of any issuer.  The Portfolio must maintain collateral in a segregated account consisting of cash or other liquid assets with a value equal to the current market value of the shorted securities, which are marked to market daily.  If the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), the above requirements are not applicable.

Non-Diversified Status.  The Portfolio is classified as a “non-diversified” investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer.  However, the Portfolio intends conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Portfolio of any liability for Federal income tax to the extent its earnings are distributed to shareholders.  To so qualify, among other requirements, the Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio’s total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.  The Portfolio’s investments in securities issued by the U.S. Government, its agencies and instrumentalities are not subject to these limitations.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Cohen & Steers Realty Portfolio.  These limitations are not “fundamental” restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.                                       Change its policy to invest at least 80% of the value of its assets in securities of real estate related issuers unless it provides 60 days prior written notice to its shareholders.

2.                                       Invest in illiquid securities, as defined in the prospectus under “Investment Objective and Policies, AST Cohen & Steers Realty Portfolio” if immediately after such investment more than 15% of the Portfolio’s net assets (taken at market value) would be invested in such securities;

3.                                       Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

4.                                       Participate on a joint or joint and several basis in any securities trading account;

5.                                       Invest in companies for the purpose of exercising control;

6.                                       Purchase securities of investment companies except in compliance with the 1940 Act; or

7.                                       (a) invest in interests in oil, gas, or other mineral exploration or development programs; or (b) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

AST Sanford Bernstein Managed Index 500 Portfolio:

Investment Objective:  The investment objective of the Portfolio is to outperform the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”) through stock selection resulting in different weightings of common stocks relative to the index.

Investment Policies:

As a diversified fund, no more than 5% of the assets of the Portfolio may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Portfolio’s assets may be invested without regard to this limitation.  The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry.  In the unlikely event that the S&P 500 should concentrate to an extent greater than that amount, the Portfolio’s ability to achieve its objective may be impaired.

About the S&P 500.  The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”).  S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 to track general stock market performance.  S&P’s only relationship to the Investment Manager or the Sub-advisor is a license provided to the Investment Manager of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to Investment Manager, Sub-advisor or the Portfolio.  S&P has no obligation to take the needs of the Investment Manager, Sub-advisor or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500.  S&P is not responsible for and has not participated in the determination of the prices and amount of Portfolio’s shares or the timing of the issuance or sale of the Portfolio’s shares, or in the determination or calculation of the Portfolio’s net asset value.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and shall have no liability for any errors, omissions, or interruptions therein.  S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, shareholders of the Portfolio, or any other person or entity from the use of the S&P 500 or any data included therein.  S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein.  Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Short-Term Instruments.  When the Portfolio experiences large cash inflows or anticipates substantial redemption requests, the Portfolio may hold short-term investments for a limited time pending the purchase of equity securities.  The Portfolio’s short-term instruments may consist of:  (i) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody’s or, if unrated, of comparable quality in the opinion of the Sub-advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.  At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

Certificates of Deposit and Bankers’ Acceptances.  Certificates of deposit are receipts issued by a depositary institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.  Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Additional U.S. Government Obligations.  The Portfolio may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities.  These obligations may or may not be backed by the “full faith and credit” of the United States.  In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.  Securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.  Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

Equity Investments.  The Portfolio may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities.  They may or may not pay dividends or carry voting rights.  Common stock occupies the most junior position in a company’s capital structure.

Warrants.  Warrants entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time.  The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations.  As a result, warrants may be more volatile investments than the underlying securities.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.  Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities.  Convertible securities may be debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock.  Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company’s capital structure.  In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders.  In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

Futures Contracts.  The Portfolio may enter into securities index futures contracts.  U.S. futures contracts have been designed by exchanges which have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.  Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.  These investments will be made by the Portfolio solely for hedging purposes.  Such investments will be made only if they are economically appropriate to the reduction of risks involved in the management of the Portfolio.  In this regard, the Portfolio may enter into futures contracts or options on futures related to the S&P 500.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment (“initial deposit”).  It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract’s face value.  Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract’s value.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities.  The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month.  Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities.  Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.  The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

In addition, futures contracts entail other risks.  The Sub-advisor believes that use of such contracts will benefit the Portfolio.  The successful use of futures contracts, however, depends on the degree of correlation between the futures and securities markets.  In addition, successful use of futures contracts is dependent on the Sub-advisor’s ability to correctly predict movements in the securities markets and no assurance can be given that its judgment will be correct.  For an additional discussion of futures contracts and the risks involved therein, see the Trust’s Prospectus and this Statement under “Certain Risk Factors and Investment Methods.”

Options on Futures Contracts.  The Portfolio may use stock index futures on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure.  The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Portfolio.

A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.  The Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.  Net option premiums received will be included as initial margin deposits.  In anticipation of a decline in interest rates, the Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Portfolio intends to purchase.  Similarly, if the value of the securities held by the Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option my or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs).  The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

Options on Securities Indices.  The Portfolio may purchase and write (sell) call and put options on securities indices.  Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

Options on securities indices entail certain risks.  The absence of a liquid secondary market to close out options positions on securities indices may occur, although the Portfolio generally will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.  The Portfolio will not purchase such options unless the Sub-advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

For an additional discussion of options and the risks involved therein, see the Trust’s Prospectus and this Statement under “Certain Risk Factors and Investment Methods.”

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Sanford Bernstein Managed Index 500 Portfolio.  These limitations are not “fundamental’ restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.                                       The Portfolio will not change its policy to invest at least 80% of the value of its assets in securities included in the S&P 500® unless it provides 60 days prior written notice to its shareholders.

2.                                       Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

3.                                       Invest for the purpose of exercising control or management;

4.                                       Purchase securities of other investment companies except in compliance with the 1940 Act; or

5.                                       Invest more than 15% of the Portfolio’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable, not including Rule 144A securities and commercial paper that is sold under section 4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board of Trustees.

AST American Century Income & Growth Portfolio:

Investment Objective:  The primary investment objective of the Portfolio is to seek capital growth.  Current income is a secondary investment objective.

Investment Policies:

In general, within the restrictions outlined here and in the Trust’s Prospectus, the Sub-advisor has broad powers to decide how to invest fund assets, including the power to hold them uninvested.

Investments are varied according to what is judged advantageous under changing economic conditions.  It is the Sub-advisors policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the Portfolios investment restrictions.  It is the Sub-advisor’s intention that the Portfolio will generally consist of domestic and foreign common stocks and equity equivalent securities.  However, subject to the specific limitations applicable to the Portfolio, the Sub-advisor may invest the assets of the Portfolio in varying amounts in other instruments and may use other techniques, such as those discussed below, when such a course is deemed appropriate in order to purse the Portfolio’s investment objective.  Senior securities that, in the opinion of the Sub-advisor, are high-grade issues also may be purchased for defensive purposes.

So long as a sufficient number of acceptable securities are available, the Sub-advisor intends to keep the Portfolio fully invested in stocks, regardless of the movement of stock prices generally.  In most circumstances, the Portfolio’s actual level of cash and cash equivalents will be less than 10%.  The Sub-advisor may use futures contracts as a way to expose the Portfolio’s cash assets to the market, while maintaining liquidity.  The Sub-advisor may not leverage the Portfolio, so there is no greater risk to the Portfolio than if they purchase stocks.

As a diversified fund as defined in the 1940 Act, the Portfolio will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer.  To meet federal tax requirements for qualification as a regulated investment company, the Portfolio must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

Foreign Securities.  The Portfolio may invest an unlimited amount of its assets in the securities of foreign issuers, including foreign governments, when these securities meet its standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets.

Investments in foreign securities involve risks that are different from and generally greater than investments in U.S. securities.  These risks are discussed in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”  In addition, because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Portfolio could be affected by changes in foreign currency exchange rates.  Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.  As discussed below, the Portfolio may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

In certain countries one securities broker may represent all or a significant part of the trading volume, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners.  In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in clearance and settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon.  The inability of the Portfolio to make intended security purchases due to clearance and settlement problems could cause the Portfolio to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the Portfolio due to subsequent due to subsequent declines in the value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, liability to the purchaser.

Evidence of securities ownership may be uncertain in many foreign countries.  In many of these countries, the most notable of which is the Russian Federation, the ultimate evidence of securities ownership is the share register held by the issuing company or its registrar.  While some companies may issue share certificates or provide extracts of the company’s share register, these are not negotiable instruments and are not effective evidence of securities ownership.  In an ownership dispute, the company’s share register is controlling.  As a result, there is a risk that the Portfolio’s trade details could be incorrectly or fraudulently entered on the issuer’s share register at the time of the transaction, or that the Portfolio’s ownership could thereafter be altered or deleted entirely, resulting in a loss to the Portfolio.

Depositary Receipts.  The Portfolio may invest in foreign companies through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), ordinary shares and New York shares.  Additional information about ADRs and EDRs is included in the Trust’s prospectus under “Certain Risk Factors and Investment Methods.”  Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange.  New York shares are shares that a foreign issuer has allocated for trading in the United States.  ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the fund from foreign settlement risks.

Forward Currency Exchange Contracts.  The Portfolio may purchase and sell foreign currency either on a spot (i.e., cash) basis and may engage in forward foreign currency exchange contracts, currency options and futures transactions for hedging or any lawful purpose.  The Portfolio will segregate on its records cash or other liquid assets in an amount sufficient to cover its obligations under the contract.

The Sub-advisor does not intend to enter into such contracts on a regular basis.  Normally, consideration of the prospect for currency parties will be incorporated into the long-term investment decisions made with respect to overall diversification strategies.  However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio’s best interests may be served.

At the maturity of the forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an offsetting forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

Convertible Securities.  A convertible security is a fixed income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed income security into a stated number of shares of common stock.  As fixed income securities, convertible securities provide a stable stream of income, with generally higher yields than common stocks.  Because convertible securities offer the potential to benefit from increases in the market price of the underlying common stock, however, they generally offer lower yields than non-convertible securities of similar quality.  Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options.  The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation Systems.  The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Portfolio at different times.  Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations.  Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Additional information about convertible securities is included in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Short Sales “Against the Box.”  As discussed in the Trust’s Prospectus, the Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.  While the short sale is maintained, the Portfolio will segregate assets to collateralize its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve.  There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

Derivative Securities.  To the extent permitted by its investment objectives and policies discussed elsewhere herein, the Portfolio may invest in securities that are commonly referred to as “derivative” securities.  Certain derivative securities are more accurately described as “index/structured” securities.  Generally, a derivative security is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset or market index.  Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (“reference indices”).

Some “derivative securities,” such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different way to use them.  Futures and options are commonly used for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Portfolio may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There is a range of risks associated with derivative securities, including:

•                  the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

•                  the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

•                  the risk that the counterparty will fail to perform its obligations; and

•                  the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio’s initial investment.

The Sub-advisor will report to the Investment Manager on activity in derivative securities, and the Investment Manager will report to the Trust’s Board of Trustees as necessary.  For additional information on derivatives and their risks, see the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Futures and Options.  The Portfolio may enter into futures contracts, options or options on futures contracts.  Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price.  Generally, futures transactions will be used to:

•                  protect against a decline in market value of the Portfolio’s securities (taking a short futures position), or

•                  protect against the risk of an increase in market value for securities in which the Portfolio generally invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

•                  provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the Portfolio’s investments against price fluctuations.  Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control the Portfolio’s exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure.  While the Portfolio will pay brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

The Portfolio may engage in futures and options transactions based on securities indices that are consistent with the Portfolio’s investment objectives.  Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed income funds, or the S&P 500 Index for equity funds.  The Portfolio also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes.  Futures contracts are traded on national futures exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

Unlike when the Portfolio purchases or sells a bond, no price is paid or received by the Portfolio upon the purchase or sale of the future.  Initially, the Portfolio will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount.  This amount is known as initial margin.  The margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimum initial margin requirements are established by the futures exchanges and may be revised.  In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums.  Cash held in the margin account is not income producing.  Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market.

Futures and options prices can be volatile, and trading in these markets involves certain risks, which are described in more detail in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”  The Sub-advisor will seek to minimize these risks by limiting the contracts entered into on behalf of the Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

Options on Futures.  By purchasing an option on a futures contract, the Portfolio obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price.  The Portfolio can terminate its position in a put option by allowing it to expire or by exercising the option.  If the option is exercised, the Portfolio completes the sale of the underlying instrument at the strike price.  Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

Although they do not currently intend to do so, the Portfolio may write (or sell) call options that obligate it to sell (or deliver) the option’s underlying instrument upon exercise of the option.  While the receipt of option premiums would mitigate the effects of price declines, the Portfolio would give up some ability to participate in a price increase on the underlying instrument.  If the Portfolio were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

When-Issued and Forward Commitment Agreements.  The Portfolio may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

In purchasing securities on a when-issued or forward commitment basis, the Portfolio will segregate until the settlement date cash or other liquid assets in an amount sufficient to meet the purchase price.  When the time comes to pay for the when-issued securities, the Portfolio will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Portfolio’s payment obligation).  Additional information about when-issued and forward commitment transactions is included in this Statement and in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Investments in Companies with Limited Operating History.  The Portfolio may invest in the securities of issuers with limiting operating history.  The Sub-advisor considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The Sub-advisor will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers.  By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the Portfolio.  In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

Other Investment Companies.  The Portfolio may invest in other mutual funds, including those advised by the Sub-advisor, provided that the investment is consistent with the fund’s investment policies and restrictions and with the limitations of the 1940 Act.  Under the 1940 Act, the Portfolio’s investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company, (b) 5% of the Portfolio’s total assets with respect to any one investment company and (c) 10% of the Portfolio’s total assets in the aggregate.  Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  Additional information about other investment companies is included in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Short-Term Securities.  In order to meet anticipated redemptions, to hold assets pending the purchase of additional securities for the Portfolio, or, in some cases, for temporary defensive purposes, the Portfolio may invest a portion of its assets in money market and other short-term securities.

Examples of those securities include:

•                  Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

•                  Commercial Paper;

•                  Certificates of Deposit and Eurodollar Certificates of Deposit;

•                  Bankers’ Acceptances;

•                  Short-term notes, bonds, debentures, or other debt instruments; and

•                  Repurchase agreements.

U.S. Government Securities.  The Portfolio may invest in U.S. government securities, including bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government.  Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies’ obligations; and others are supported only by assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

Lending of Securities.  The Portfolio may lend its securities.  Additional information on securities lending and its risk is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

AST Alliance Growth and Income Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth and income through investments primarily in dividend-paying common stocks of good quality.

Investment Policies:

It is the policy of the Portfolio to seek to balance the objectives of reasonable opportunity for capital growth and reasonable current income through investments primarily in dividend-paying common stocks of good quality.  However, it may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities, such as bonds, convertible bonds, preferred stocks, and convertible preferred stocks.

Purchases and sales of portfolio securities are made at such times and in such amounts as deemed advisable in light of market, economic and other conditions, irrespective of the degree of portfolio turnover.  The Portfolio engages primarily in holding securities for investment and not for trading purposes.

Covered Call Options.  Subject to market conditions, the Portfolio may try to realize income by writing covered call option contracts provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Portfolio’s assets are subject to call options.  The Sub-advisor believes that the premiums the Portfolio will receive for writing options can increase the Portfolio’s income without subjecting it to substantial risks.

A security on which an option has been written will be held in escrow by the Portfolio’s custodian until the option expires, is exercised, or a closing purchase transaction is made.  The Portfolio will purchase call options only to close out a position in an option written by it.  When a security is sold from the Portfolio against which a call option has been written, the Portfolio will effect a closing purchase transaction so as to close out any existing call option on that security.

The premium received by the Portfolio upon writing a call option will increase the Portfolio’s assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written.  For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain.  The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

Except as stated above, the Portfolio will not purchase or sell puts or calls or combinations thereof.

Additional information on covered call options and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Stock Index Futures.  The Portfolio may purchase and sell stock index futures contracts.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  No physical delivery of the underlying stocks in the index is made.  The Portfolio will not purchase or sell options on stock index futures contracts.

The Portfolio may not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures.  The Portfolio may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio’s existing futures positions would exceed 5% of the market value of the Portfolio’s total assets.

Currently, stock index futures contracts can be purchased or sold with respect to the Standard & Poor’s 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade.  The Sub-advisor does not believe that differences in composition of the three indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices.  However, such differences in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.  The Portfolio reserves the right to purchase or sell stock index futures contracts that may be created in the future.

The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance transactions.  Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.

There are several risks in connection with the use of stock index futures by the Portfolio as a hedging device.  One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge.  The price of the stock index futures may move more than or less than the price of the securities being hedged.  If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future.  If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.  To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise deemed to be appropriate by the Sub-advisor.  Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead.  If the Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

The Portfolio’s Sub-advisor intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

For additional information regarding futures contracts and their risks, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Securities.  The Portfolio may invest in foreign securities, but will not make any such investments unless such securities are listed on a national securities exchange.  The purchase of foreign securities entails certain political and economic risks, and accordingly, the Portfolio has restricted its investments in securities in this category to issues of high quality.  Evidences of ownership of foreign securities may be held outside of the U.S., and the Portfolio may be subject to the risks associated with the holding of such property overseas.  Additional information on foreign securities and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Securities Ratings.  The ratings of debt securities by S&P, Moody’s, Duff & Phelps and Fitch are a generally accepted barometer of credit risk.  They are, however, subject to certain limitations from an investor’s standpoint.  The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

A detailed description of the debt security ratings assigned by Moody’s and S&P is included in Appendix B to this Statement.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Alliance Growth and Income Portfolio.  These limitations are not “fundamental restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio may not:

1.                                       Purchase the securities of any other investment company except in compliance with the 1940 Act; and

2.                                       Sell securities short.

3.                                       Pledge, mortgage, or hypothecate its assets — however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

4.                                       Purchase securities of any issuer unless it or its predecessor has a record of three years’ continuous operation, except that the Portfolio may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of the Portfolio’s net assets at the time of investment.

5.                                       Make short sales except short sales made “against the box” to defer recognition of taxable gains or losses.

6.                                       Purchase a security if as a result, more than 5% of the value of that Portfolio’s assets, at market value, would be invested in the securities of issuers which, with their predecessors, have been in business less than three years.

7.                                       Invest in companies for the purpose of exercising control or management.

8.                                       Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

AST Global Allocation Portfolio:

Investment Objective:  The investment objective of the Portfolio (formerly known as the AST DeAM Global Allocation Portfolio) is to seek a high level of total return by investing primarily in a diversified portfolio of mutual funds.

The Portfolio seeks to achieve its investment objective by investing in several AST Portfolios (the “Underlying Portfolios”) selected by the Investment Manager, government securities and cash.  The Sub-advisor does not exercise any judgment or discretion in the selection of any Underlying Portfolio and shall have no responsibility to oversee, monitor or otherwise direct the management of the Underlying Portfolios.  The Trust may, in the future, seek exemptive relief from the provisions of the Investment Company Act of 1940 at which time the Portfolio may invest in other securities including derivatives.  The Portfolio allocates its assets by investing in shares of a diversified group of Underlying Portfolios.  The Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments.  The Portfolio is expected to be invested in at least six Underlying Portfolios at any time.  The investment objectives of such Underlying Portfolios will be diversified.

Investment Policies:

Short-Term Investments.  The Portfolio may invest in cash and high quality, short-term money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances, short-term U.S. Government obligations, taxable municipal securities, master notes, and repurchase agreements, pending investment in portfolio securities, to meet anticipated short-term cash needs such as dividend payments or redemptions of shares, or for temporary defensive purposes.  Such investments generally will have maturities of 60 days or less and normally are held to maturity.  The underlying securities that are subject to a repurchase agreement will be “marked-to-market” on a daily basis so that the value of the securities in relation to the amount of the repurchase agreement may be determined.

U.S. Government securities may take the form of participation interests in, and may be evidenced by, deposit or safekeeping receipts.  Participation interests are pro rata interests in U.S. Government securities.  The Portfolio may acquire participation interests in pools of mortgages sold by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Banks. Instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

U.S. Government securities, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the United States.  Some securities issued by federal agencies or instrumentalities are only supported by the credit of the agency or instrumentality (such as the Federal Home Loan Banks) while others have an additional line of credit with the U.S. Treasury (such as FNMA).  In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Debt Securities.  The Portfolio may invest in debt securities issued by the U.S. government rated Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s Ratings Services (“S&P”) or, if unrated, deemed to be of comparable quality by the Sub-advisor, although the Portfolio may invest to a limited extent in lower-rated securities.  The fixed income securities in which the Portfolio invests may include U.S. Government obligations, mortgage-backed securities, asset-backed securities, bank obligations, corporate debt obligations and unrated obligations, including those of foreign issuers.  The Portfolio may, in pursuit of its objective, invest up to 10% of its total assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (or a comparable rating of any other nationally recognized statistical rating organizations “NRSROs”) or unrated securities determined by the Sub-advisor to be of comparable quality (“junk bonds”).  Junk bonds have speculative characteristics that are likely to increase in number and significance with each successive lower rating category.  Additional information about lower-rated debt securities and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Equity Securities.  The Portfolio may invest in both domestic and international equity securities.  Investments in non-U.S. dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return.  Stocks of companies in developing countries may be included.  The Portfolio also may invest in convertible securities, preferred stocks and warrants.

Investments in small companies involve both higher risk and greater potential for appreciation.  These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group.  In addition, their securities may trade less frequently and move more abruptly than securities of larger companies.

For additional information about the risks involved with equity securities, see this Statement under “Certain Risks Factors and Investment Methods.”

Real Estate Investment Trusts (“REITs”).  To the extent consistent with its investment objective and policies, the Portfolio may invest up to 25% of its total assets and in equity and/or debt securities issued by REITs.

REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein.  A REIT may focus on particular types of projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Portfolio invests in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns.  The Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, environmental liability risks, risks related to general and local economic conditions, adverse change in the climate for real estate, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended.  Equity and mortgage REITs are dependent upon management skill, and are generally not diversified and therefore are subject to the risk of financing single or a limited number of projects.  Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility that the REIT will fail to maintain its exemption from the 1940 Act.  Changes in interest rates may also affect the value of debt securities of REITs held by the Portfolio.  By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his/her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs.

Lending Portfolio Securities.  Consistent with applicable regulatory requirements, the Portfolio may lend its portfolio securities.  The Portfolio would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash.  Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.  Other risks and limitations of lending portfolio securities are discussed in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Short Sales “Against the Box.”  As described in the Trust’s Prospectus, the Portfolio may make short sales against the box.  In no event may the Portfolio deposit or pledge more than 10% of its total assets as collateral for short sales at any one time.  To secure its obligation to deliver the securities sold short, the Portfolio will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.  Since the Portfolio ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short, the Portfolio will normally close out a short position covered by convertible securities by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities that it already holds.

The Portfolio will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security.  In such case, any future losses in the Portfolio’s long position should be reduced by a gain in the short position.  Conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium.  In determining the number of shares to be sold short against a Portfolio’s position in a convertible security, the anticipated fluctuation in the conversion premium is considered.  The Portfolio may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

Options, Futures and Currency Strategies.  The Portfolio may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Portfolio’s investments.  These instruments are often referred to as “derivatives,” which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

General Risks of Options, Futures and Currency Strategies.  The use by the Portfolio of options, futures contracts and forward currency contracts involves special considerations and risks.  For example, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged.  In these circumstances, if a “protective put” is used to hedge a potential decline in a security and the security does decline in price, the put option’s increased value may not completely offset the loss in the underlying security.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

The Portfolio will not enter into a hedging transaction if the Sub-advisor believes that the cost of hedging will exceed the potential benefit to the Portfolio.

Additional information on these instruments is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”  Certain risks pertaining to particular strategies are described in the sections that follow.

Cover.  Transactions using forward contracts, futures contracts and options (other than options purchased by a Portfolio) expose the Portfolio to an obligation to another party.  A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above.  The Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.  To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to “cover” the Portfolio’s obligation will also be treated as illiquid in determining the Portfolio’s maximum allowable investment in illiquid securities.

Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets.  If a large portion of a Portfolio’s assets is used for cover or otherwise set aside, it could affect portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Writing Call Options.  The Portfolio may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies.  Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

Writing Put Options.  The Portfolio may write (sell) put options on securities, futures contracts, forward contracts, indices and currencies.  The Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency.  The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

Purchasing Put Options.   The Portfolio may purchase put options on securities, futures contracts, forward contracts, indices and currencies.  The Portfolio may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

The Portfolio may also purchase put options on underlying securities, contracts or currencies against which it has written other put options.  For example, where the Portfolio has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written put.  Used in combinations, these strategies are commonly referred to as “put spreads.”  Likewise, the Portfolio may write call options on underlying securities, contracts or currencies against which it has purchased protective put options.  This strategy is commonly referred to as a “collar.”

Purchasing Call Options.  The Portfolio may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies.  The Portfolio may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

The Portfolio may also purchase call options on underlying securities, contracts or currencies against which it has written other call options.  For example, where the Portfolio has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written call.  Used in combinations, these strategies are commonly referred to as “call spreads.”

Options may be either listed on an exchange or traded in over-the-counter (“OTC”) markets.  Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates.  OTC options are two-party contracts with negotiated strike prices and expiration dates.  The Portfolio will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable.  OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which would guarantee performance).  Consequently, there is a risk of non-performance by the dealer.  Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer’s price will be used.

Index Options.  The risks of investment in index options may be greater than options on securities.  Because index options are settled in cash, when the Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.  The Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based.  However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

Limitations on Options.  The Portfolio will not write options it, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolio’s total assets.  The Portfolio will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Portfolio’s total assets.

Interest Rate, Currency and Stock Index Futures Contracts.  The Portfolio may enter into interest rate, currency or stock index futures contracts (collectively, “Futures” or “Futures Contracts”) and options on Futures as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it.  The Portfolio’s hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchase of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or deliver a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place.  A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

The Portfolio will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument.  Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

The Portfolio’s Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Portfolio owns, or Futures will be purchased to protect the Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

If the Portfolio were unable to liquidate a Future or an option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Portfolio would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Portfolio might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Additional information on Futures, options on Futures, and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Forward Contracts.  A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties.  The Portfolio either may accept or make delivery of the currency at the maturity of the forward contract.  The Portfolio may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges.  As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

The cost to the Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance.

Additional information on forward contracts and their risks is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Delayed-Delivery Agreements.  The Portfolio may purchase or sell securities on a delayed-delivery basis.  Delayed-delivery agreements involve commitments by the Portfolio to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary same-day settlement for such securities or instruments.  These commitments may fix the payment price and interest rate to be received on the investment.  Delayed-delivery agreements will not be used as a speculative or leverage technique.  Rather, from time to time, the Sub-advisor can anticipate that cash for investment purposes will result from, among other things, scheduled maturities of existing portfolio instruments or from net sales of shares of the Portfolio.  To assure that the Portfolio will be as fully invested as possible in instruments meeting its investment objective, the Portfolio may enter into delayed-delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days.  Until the settlement date, the Portfolio will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed-delivery securities.  No more than 25% of the Portfolio’s total assets will be committed to delayed-delivery agreements and when-issued securities, as described below.  The delayed-delivery securities will be recorded as an asset of the Portfolio.  The purchase price of the delayed-delivery securities is a liability of the Portfolio until settlement.  If cash is not available to the Portfolio at the time of settlement, the Portfolio may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed-delivery agreement.  Absent extraordinary circumstances, the Portfolio will not sell or otherwise transfer delayed-delivery securities prior to settlement.

Additional information about delayed-delivery agreements and their risks is included in this Statement and in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

When-Issued Securities.  The Portfolio may purchase securities on a “when-issued” basis; that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment.  No additional when-issued commitments will be made if as a result more than 25% of a Portfolio’s total assets would become committed to purchases of when-issued securities and delayed delivery agreements.

If the Portfolio purchases a when-issued security, it will direct the its custodian bank to collateralize the when-issued commitment by segregating liquid assets in the same fashion as required for a delayed-delivery agreement.  Such segregated liquid assets will likewise be marked-to-market, and the amount segregated will be increased if necessary to maintain adequate coverage of the when-issued commitments.  To the extent assets are segregated, they will not be available for new investments or to meet redemptions.

                Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates.  Therefore, if the Portfolio is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Portfolio’s assets will fluctuate to a greater degree.  Furthermore, when the time comes for the Portfolio to meet its obligations under when-issued commitments, the Portfolio will do so by using then-available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio’s payment obligation).

Additional information about when-issued transactions and their risks is included in this Statement and in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Investments in Foreign Securities.  The Portfolio may invest up to 25% of its total assets in foreign securities.  To the extent it invests in securities denominated in foreign currencies, the Portfolio bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets.  The Portfolio may invest in securities of foreign issuers that are in the form of American Depositary Receipts (“ADRs”), European

Depositary Receipts (“EDRs”), or other securities representing underlying securities of foreign issuers, and such investments are treated as foreign securities for purposes of percentage limitations on investments in foreign securities.

Investments by the Portfolio in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail risks that are greater than those associated with domestic investments.  The risks of investing in foreign securities are discussed in detail in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Exchange Transactions.  The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies.  This may be accomplished through direct purchases or sales of foreign currency, purchases of options on futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract.  Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

The Portfolio may purchase and sell options on futures contracts, forward contracts or futures contracts that are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Portfolio’s dealings in foreign exchange will be limited to hedging foreign currency exposure and may involve either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Portfolio accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Portfolio, or the payment of dividends and distributions by the Portfolio.  Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency.  The Portfolio will not speculate in foreign exchange, and will not commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets that it can invest in foreign securities.

Additional information about the various foreign currency transactions that the Portfolio may enter into and their risks is included in this Statement and in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Borrowings.  The Portfolio may borrow money to a limited extent from banks for temporary or emergency purposes subject to the limitations under the 1940 Act.  The Portfolio will not purchase additional securities while any borrowings are outstanding.  Additional information about borrowing is included in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Other Investment Companies.  The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act and rules and regulations thereunder and exemptive orders granted by the SEC.

Investment Policy Which May Be Changed Without Shareholder Approval.  The following limitation is applicable to the AST Global Allocation Portfolio.  This limitation is not a “fundamental” restriction, and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.             Invest for the purpose of exercising control or management.

AST American Century Strategic Balanced Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth and current income.

Investment Policies:

In general, within the restrictions outlined here and in the Trust’s Prospectus, the Sub-advisor has broad powers to decide how to invest the Portfolio’s assets, including the power to hold them uninvested. As a matter of fundamental policy, the Sub-advisor will invest approximately 60% of the Portfolio’s assets in equity securities and the remainder in bonds and other fixed-income securities. The equity portion of the Portfolio generally will be invested in equity securities of companies comprising the 1,500 largest publicly traded companies in the United States. The Portfolio’s investment approach may cause its equity portion to be more heavily invested in some industries than in others. However, it may not invest more than 25% of its total assets in companies whose principal business activities are in the same industry. In addition, as a diversified investment company, its investments in a single issue are limited.

The fixed-income portion of the Portfolio generally will be invested in a diversified portfolio of high-grade government, corporate, asset-backed and similar securities. There are no maturity restrictions on the fixed-income securities in which the Portfolio invests, but under normal conditions the weighted average maturity for the fixed-income portion of the Portfolio will be in the 3-to-10-year range. The Sub-advisor will actively manage the Portfolio, adjusting the Portfolio’s weighted average maturity in response to expected changes in interest rates. During periods of rising interest rates, a shorter weighted average maturity may be adopted in order to reduce the effect of bond price declines on the Portfolio’s net asset value.  When interest rates are falling and bond prices rising, a longer weighted average portfolio maturity may be adopted. The restrictions on the quality of the fixed-income securities the Portfolio may purchase are described in the Prospectus.

The Sub-advisor also may purchase foreign securities, convertible debt securities, equity-equivalent securities, non-leveraged futures and similar securities, and short-term securities and other similar securities.  The Portfolio also may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swap agreements), or in mortgage- or asset-backed securities, provided that such investments are in keeping with the Portfolio’s investment objective.

Foreign Securities.  The Portfolio may invest a portion of its total assets in the securities of foreign issuers, including foreign governments, when these securities meet its standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets.

Convertible Debt Securities.  A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock.  As fixed-income securities, convertible debt securities provide a stable stream of income, with generally higher yields than common stocks.  Convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock, however, they generally offer lower yields than non-convertible securities of similar quality.  Of course, as with all fixed-income securities, there can be no assurance of current income because the issuers of the convertible debt securities may default on their obligations.  In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Convertible debt securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible debt securities typically have lower ratings from ratings organizations than similar non-convertible securities.

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects.  Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options.  The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Portfolio at different times.  Synthetic convertible securities differ from convertible securities in certain respects.  Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations.  Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

The Portfolio will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s, or, if not rated by S&P or Moody’s, are of equivalent investment quality as determined by the Sub-advisor.  The Portfolio’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the Portfolio’s net assets.  Debt securities rated below the four highest categories are not considered “investment-grade” obligations.  These securities have speculative characteristics and present more credit risk than investment-grade obligations.

Short Sales.  The Portfolio may engage in short sales for cash management purposes only if, at the time of the short sale, the Portfolio owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller.  While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve.  If the Portfolio engages in a short sale, the Portfolio’s custodian will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to meet the purchase price.  There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

Derivative Securities.  To the extent permitted by its investment objectives and policies, the Portfolio may invest in securities that are commonly referred to as derivative securities.  Generally, a derivative security is a financial arrangement the value of which is based on, or derived from, a traditional security, asset, or market index.  Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivative securities, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them.  Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Portfolio may invest in swap agreements, consistent with its investment objective and strategies.  The Portfolio may enter into a swap agreement in order to, for example, attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  Forms of swap agreements include, for example, interest rate swaps, under which fixed- or floating-rate interest payments on a specific principal amount are exchanged and total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset (usually an index, stock, bond or defined portfolio of loans and mortgages) in exchange for fee payments, often a variable stream of cashflows based on LIBOR.  The Portfolio may enter into credit default swap agreements to hedge an existing position by purchasing or selling credit protection.  Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.  The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default event(s).  The Portfolio may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market.

Whether the Portfolio’s use of swap agreements will be successful depends on the advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the Portfolio.  Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the Portfolio.  Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based.  Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.  Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolios’ ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The Portfolio may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio.  For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are risks associated with investing in derivative securities, including:

•                  the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-advisor anticipates;

•                  the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

•                  the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio’s initial investment; and

•                  the risk that the counterparty will fail to perform its obligations.

Investment in Issuers with Limited Operating Histories.  The Portfolio may invest a portion of its assets in the securities of issuers with limited operating histories. The Sub-advisor considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The Sub-advisor will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the Sub-advisor may base its investment decision on behalf of the Portfolio.  In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

For purposes of this limitation, “issuers” refers to operating companies that issue securities for the purposes of issuing debt or raising capital as a means of financing their ongoing operations. It does not, however, refer to entities, corporate or otherwise, that are created for the express purpose of securitizing obligations or income streams. For example, the Portfolio’s investments in a trust created for the purpose of pooling mortgage obligations would not be subject to the limitation.

The Portfolio will not invest more than 5% of its total assets in securities of issues with less than a three-year operating history.

When-Issued and Forward Commitment Agreements.  The Portfolio may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date.

For example, the Portfolio may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price.  Conversely, the Portfolio may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price.  These types of transactions are executed simultaneously in what are known as dollar-rolls, cash and carry, or financing transactions.  For example, a broker-dealer may seek to purchase a particular security that the Portfolio owns.  The Portfolio will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date.  This type of transaction generates income for the Portfolio if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

When purchasing securities on a when-issued or forward commitment basis, the Portfolio assumes the rights and risks of ownership, including the risks of price and yield fluctuations.  Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security.  Accordingly, the value of that security may decline prior to delivery, which could result in a loss to the Portfolio.  While the Portfolio will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, the Portfolio will segregate cash, cash equivalents or other appropriate liquid securities on its record in an amount sufficient to meet the purchase price.  When the time comes to pay for the when-issued securities, the Portfolio will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Portfolio’s payment obligation).  Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Short-Term Securities.  In order to meet anticipated redemptions, anticipated purchases of additional securities for the Portfolio’s portfolio, or, in some cases, for temporary defensive purposes, the Portfolio may invest a portion of its assets in money market and other short-term securities.

Examples of those securities include:

•                                          Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities

•                                          Commercial Paper

•                                          Certificates of Deposit and Euro Dollar Certificates of Deposit

•                                          Bankers’ Acceptances

•                                          Short-term notes, bonds, debentures or other debt instruments

•                                          Repurchase agreements

•                                          Money market funds

Under the Investment Company Act, the Portfolio’s investment in other investment companies (including money market funds) currently is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Portfolio’s total assets with respect to any one investment company; and (c) 10% of the Portfolio’s total assets in the aggregate.

Other Investment Companies.  The Portfolio may invest up to 10% of its total assets in other investment companies, such as mutual funds, provided that the investment is consistent with the Portfolio’s investment policies and restrictions.  Under the Investment Company Act, The Portfolio’s investment in such securities, subject to certain exceptions, currently is limited to

•                                          3% of the total voting stock of any one investment company;

•                                          5% of the Portfolio’s total assets with respect to any one investment company; and

•                                          10% of a Portfolio’s total assets in the aggregate.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions.  As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the management fee that the Portfolio bears directly in connection with its own operations.

Equity Equivalents,  In addition to investing in common stocks, the Portfolio may invest in other equity securities and equity equivalents, including securities that permit the Portfolio to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Portfolio to benefit from the growth over time in the equity of an issuer.  Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.  Equity equivalents also may include securities whose value or return is derived from the value or return of a different security.

Municipal Notes.  Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

Tax Anticipation Notes (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use and business taxes, and are payable from these future taxes. TANs usually are general obligations of the issuer.  General obligations are backed by the issuer’s full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

Revenue Anticipation Notes (RANs) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

Bond Anticipation Notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

Municipal Bonds.  Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs.  These securities have two principal classifications: general obligation bonds and revenue bonds.

General Obligation (GO) bonds are issued by states, counties, cities, towns and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. GO bonds are backed by the issuer’s full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

Revenue Bonds are not backed by an issuer’s taxing authority; rather, interest and principal are secured by the net revenues from a project or facility.

Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and sea port facilities, schools and hospitals. Many revenue bond issuers provide additional security in the form of a debt-service reserve fund that may be used to make payments of interest and repayments of principal on the issuer’s obligations. Some revenue bond financings are further protected by a state’s assurance (without obligation) that it will make up deficiencies in the debt-service reserve fund.

Industrial Development Bonds (IDBs), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic and pollution control projects, as well as public facilities such as mass transit systems, air and sea port facilities and parking garages. Payment of interest and repayment of principal on an IDB depend solely on the ability of the facility’s operator to meet financial obligations, and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

Variable- and Floating-Rate Obligations.  Variable- and floating-rate demand obligations (VRDOs and FRDOs) carry rights that permit holders to demand payment of the unpaid principal plus accrued interest, from the issuers or from financial intermediaries.  Floating-rate securities, or floaters, have interest rates that change whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in the interest rate, which typically is based on an index.  These rate formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

Obligations with Term Puts Attached.  The Portfolio may invest in fixed-rate bonds subject to third-party puts and participation interests in such bonds that are held by a bank in trust or otherwise, which have tender options or demand features attached.  These tender options or demand features permit the Portfolio to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof.  The Sub-advisor expects that the Portfolio will pay more for securities with puts attached than for securities without these liquidity features.

Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the Portfolios’ weighted average maturities.  When the Portfolio has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held.  Any gain on the sale of the underlying security will be reduced by the cost of the put.

There is a risk that the seller of an obligation with a put attached will not be able to repurchase the underlying obligation when (or if) the Portfolio attempts to exercise the put.  To minimize such risks, the Portfolio will purchase obligations with puts attached only from sellers deemed creditworthy by the Sub-advisor.

Zero-Coupon and Step-Coupon Securities.  The Portfolio may purchase zero-coupon debt securities.  Zero-coupon securities do not make regular cash interest payments, and are sold at a deep discount to their face value.

The Portfolio may also purchase step-coupon or step-rate debt securities.  Instead of having a fixed coupon for the life of the security, coupon or interest payments may increase to predetermined rates at future dates.  The issuer generally retains the right to call the security.  Some step-coupon securities are issued with no coupon payments at all during an initial period, and only become interest-bearing at a future date; these securities are sold at a deep discount to their face value.

Although zero-coupon and certain step-coupon securities may not pay current cash income, federal income tax law requires the holder to include in income each year the portion of any original issue discount and other noncash income on such securities accrued during that year.  In order to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code and avoid certain excise tax, the Portfolio is required to make distributions of any original issue discount and other noncash income accrued for each year.  Accordingly, the Portfolio may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate a case to meet these distribution requirements.

Inverse Floaters.  The Portfolio may hold inverse floaters.  An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa.  Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities.  A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold.  Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchases fixed-rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i)                                     Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii)                                  Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid.  The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters.  The underlying security may then be held or sold.  However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party.  If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The secondary market for floaters and inverse floaters may be limited.  The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds.

U.S. Government Securities.  U.S. Treasury bills, notes, zero-coupon bonds and other bonds are direct obligations of the U.S. Treasury, which has never failed to pay interest and repay principal when due.  Treasury bills have initial maturities of one year or less, Treasury notes from two to 10 years, and Treasury bonds more than 10 years.  Although U.S. Treasury securities carry little principal risk if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.

A number of U.S. government agencies and instrumentalities issue debt securities.  These agencies generally are created by Congress to fulfill a specific need, such as providing credit to home buyers or farmers.  Among these agencies are the Federal Home Loan Banks, the Federal Farm Credit Banks, the Student Loan Marketing Association and the Resolution Funding Corporation.

Some agency securities are backed by the full faith and credit pledge of the U.S. government, and some are guaranteed only by the issuing agency.  Agency securities typically offer somewhat higher yields than U.S. Treasury securities with similar maturities.  However, these securities may involve greater risk of default than securities backed by the U.S. Treasury.

Interest rates on agency securities may be fixed for the term of the investment (fixed-rate agency securities) or tied to prevailing interest rates (floating-rate agency securities).  Interest rate resets on floating-rate agency securities generally occur at intervals of one year or less, based on changes in a predetermined interest rate index.

Floating-rate agency securities frequently have caps limiting the extent to which coupon rates can be raised.  The price of a floating-rate agency security may decline if its capped coupon rate is lower than prevailing market interest rates. Fixed- and floating-rate agency securities may be issued with a call date (which permits redemption before the maturity date). The exercise of a call may reduce an obligation’s yield to maturity.

Interest Rate Resets on Floating-Rate U.S. Government Agency Securities.  Interest rate resets on floating-rate U.S. government agency securities generally occur at intervals of one year or less in response to changes in a predetermined interest rate index.  There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index.  Commonly used indices include the three-month, six-month and one-year Treasury bill rates; the two-year Treasury note yield; the Eleventh District Federal Home Loan Bank Cost of Portfolios Index (EDCOFI); and the London Interbank Offered Rate (LIBOR).  Fluctuations in the prices of floating-rate U.S. government agency securities are typically attributed to differences between the coupon rates on these securities and prevailing market interest rates between interest rate reset dates.

Mortgage-Backed Securities.  Background.  A mortgage-backed security represents an ownership interest in a pool of mortgage loans.  The loans are made by financial institutions to finance home and other real estate purchases. As the loans are repaid, investors receive payments of both interest and principal.

Like fixed-income securities such as U.S. Treasury bonds, mortgage-backed securities pay a stated rate of interest during the life of the security.  However, unlike a bond, which returns principal to the investor in one lump sum at maturity, mortgage-backed securities return principal to the investor in increments during the life of the security.

Because the timing and speed of principal repayments vary, the cash flow on mortgage-backed securities is irregular. If mortgage holders sell their homes, refinance their loans, prepay their mortgages or default on their loans, the principal is distributed pro rata to investors.

As with other fixed-income securities, the prices of mortgage-backed securities fluctuate in response to changing interest rates; when interest rates fall, the prices of mortgage-backed securities rise, and vice versa.  Changing interest rates have additional significance for mortgage-backed securities investors, however, because they influence prepayment rates (the rates at which mortgage holders prepay their mortgages), which in turn affect the yields on mortgage-backed securities. When interest rates decline, prepayment rates generally increase.  Mortgage holders take advantage of the opportunity to refinance their mortgages at lower rates with lower monthly payments.  When interest rates rise, mortgage holders are less inclined to refinance their mortgages.  The effect of prepayment activity on yield depends on whether the mortgage-backed security was purchased at a premium or at a discount.

The Portfolio may receive principal sooner than it expected because of accelerated prepayments.  Under these circumstances, the Portfolio might have to reinvest returned principal at rates lower than it would have earned if principal payments were made on schedule.  Conversely, a mortgage-backed security may exceed its anticipated life if prepayment rates decelerate unexpectedly.  Under these circumstances, the Portfolio might miss an opportunity to earn interest at higher prevailing rates.

GNMA Certificates.  The Government National Mortgage Association (GNMA) is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development.  The National Housing Act of 1934 (Housing Act), as amended, authorizes GNMA to guarantee the timely payment of interest and repayment of principal on certificates that are backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or by Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans’ Affairs under the Servicemen’s Readjustment Act of 1944 (VA Loans), as amended, or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. GNMA has unlimited authority to borrow from the U.S. Treasury in order to meet its obligations under this guarantee.

GNMA certificates represent a pro rata interest in one or more pools of the following types of mortgage loans: (a) fixed-rate level payment mortgage loans; (b) fixed-rate graduated payment mortgage loans (GPMs); (c) fixed-rate growing equity mortgage loans (GEMs); (d) fixed-rate mortgage loans secured by manufactured (mobile) homes (MHs); (e) mortgage loans on multifamily residential properties under construction (CLCs); (f) mortgage loans on completed multifamily projects (PLCs); (g) fixed-rate mortgage loans that use escrowed funds to reduce the borrower’s monthly payments during the early years of the mortgage loans (buydown mortgage loans); and (h) mortgage loans that provide for payment adjustments based on periodic changes in interest rates or in other payment terms of the mortgage loans.

Fannie Mae Certificates.  The Federal National Mortgage Association (FNMA or Fannie Mae) is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency designed to provide supplemental liquidity to the mortgage market and was reorganized as a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae acquires capital from investors who would not ordinarily invest in mortgage loans directly and thereby expands the total amount of funds available for housing.  This money is used to buy home mortgage loans from local lenders, replenishing the supply of capital available for mortgage lending.

Fannie Mae certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans, or, most commonly, conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by a government agency) of the following types: (a) fixed-rate level payment mortgage loans; (b) fixed-rate growing equity mortgage loans; (c) fixed-rate graduated payment mortgage loans; (d) adjustable-rate mortgage loans; and (e) fixed-rate mortgage loans secured by multifamily projects.

Fannie Mae certificates entitle the registered holder to receive amounts representing a pro rata interest in scheduled principal and interest payments (at the certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), any principal prepayments, and a proportionate interest in the full principal amount of any foreclosed or otherwise liquidated mortgage loan. The full and timely payment of interest and repayment of principal on each Fannie Mae certificate is guaranteed by Fannie Mae; this guarantee is not backed by the full faith and credit of the U.S.

government.

Freddie Mac Certificates.  The Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970 (FHLMC Act), as amended.  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit. Its principal activity consists of purchasing first-lien conventional residential mortgage loans (and participation interests in such mortgage loans) and reselling these loans in the form of mortgage-backed securities, primarily

Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a Freddie Mac certificate group) purchased by Freddie Mac.  The mortgage loans underlying Freddie Mac certificates consist of fixed- or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first-liens on one- to four-family residential properties or multifamily projects.  Each mortgage loan must meet standards set forth in the FHLMC Act. A Freddie Mac certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans, and participations composing another Freddie Mac certificate group.

Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest at the rate provided for by the certificate.  Freddie Mac also guarantees ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but generally does not guarantee the timely repayment of principal. Freddie Mac may remit principal at any time after default on an underlying mortgage loan, but no later than 30 days following (a) foreclosure sale, (b) payment of a claim by any mortgage insurer, or (c) the expiration of any right of redemption, whichever occurs later, and in any event no later than one year after demand has been made upon the mortgager for accelerated payment of principal. Obligations guaranteed by Freddie Mac are not backed by the full faith and credit pledge of the U.S. government.

Collateralized Mortgage Obligations (CMOs).  A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or Freddie Mac pass-through certificates; (b) unsecured mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs; (c) unsecuritized conventional mortgages; or (d) any combination thereof.

In structuring a CMO, an issuer distributes cash flow from the underlying collateral over a series of classes called tranches. Each CMO is a set of two or more tranches, with average lives and cash flow patterns designed to meet specific investment objectives.  The average life expectancies of the different tranches in a four-part deal, for example, might be two, five, seven and 20 years.

As payments on the underlying mortgage loans are collected, the CMO issuer pays the coupon rate of interest to the bondholders in each tranche.  At the outset, scheduled and unscheduled principal payments go to investors in the first tranches.  Investors in later tranches do not begin receiving principal payments until the prior tranches are paid off.  This basic type of CMO is known as a sequential pay or plain vanilla CMO.

Some CMOs are structured so that the prepayment or market risks are transferred from one tranche to another. Prepayment stability is improved in some tranches if other tranches absorb more prepayment variability.

The final tranche of a CMO often takes the form of a Z-bond, also known as an accrual bond or accretion bond. Holders of these securities receive no cash until the earlier tranches are paid in full. During the period that the other tranches are outstanding periodic interest payments are added to the initial face amount of the Z-bond but are not paid to investors. When the prior tranches are retired, the Z-bond receives coupon payments on its higher principal balance plus any principal prepayments from the underlying mortgage loans.  The existence of a Z-bond tranche helps stabilize cash flow patterns in the other tranches. In a changing interest rate environment, however, the value of the Z-bond tends to be more volatile.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure.  PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under various prepayment scenarios.  Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

The existence of a PAC or TAC tranche can create higher levels of risk for other tranches in the CMO because the stability of the PAC or TAC tranche is achieved by creating at least one other tranche – known as a companion bond, support or non-PAC bond – that absorbs the variability of principal cash flows. Because companion bonds have a high degree of average life variability, they generally pay a higher yield. A TAC bond can have some of the prepayment variability of a companion bond if there is also a PAC bond in the CMO issue.

Floating-rate CMO tranches (floaters) pay a variable rate of interest that is usually tied to the LIBOR. Institutional investors with short-term liabilities, such as commercial banks, often find floating-rate CMOs attractive investments.  Super floaters (which float a certain percentage above LIBOR) and inverse floaters (which float inversely to LIBOR) are variations on the floater structure that have highly variable cash flows.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments.  Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal.  When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO.

The market values of IOs and POs are very sensitive to interest rate and prepayment rate fluctuations. POs, for example, increase (or decrease) in value as interest rates decline (or rise). The price behavior of these securities also depends on whether the mortgage collateral was purchased at a premium or discount to its par value. Prepayments on discount coupon POs generally are much lower than prepayments on premium coupon POs. IOs may be used to hedge the Portfolio’s other investments because prepayments cause the value of an IO strip to move in the opposite direction from other mortgage-backed securities.

Commercial Mortgage-Backed Securities (CMBS).  CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, and the like.  Interest and principal payments from these loans are passed on to the investor according to a particular schedule of payments.  They may be issued by U.S. government agencies or by private issuers.  The credit quality of CMBS depends primarily on the quality of the underlying loans and on the structure of the particular deal.  Generally, deals are structured with senior and subordinate classes.  Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and those of the underlying assets.  Examples include classes having characteristics such as floating interest rates or scheduled amortization of principal.  Rating agencies rate the individual classes of the deal based on the degree of seniority or subordination of a particular class and other factors.  The value of these securities may change because of actual or perceived changes in the creditworthiness of individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate and other factors.

CMBS may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (IO), and all of the principal is distributed to holders of another type of security known as a principal-only security (PO).  The Portfolio is permitted to invest in IO classes of CMBS.  As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates.  The cash flows and yields on IO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the cases of IOs, prepayments affect the amount of cash flows provided to the investor.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation.  However, because commercial mortgages are often locked out from prepayment, or have high prepayment penalties or a defeasance mechanism, the prepayment risk associated with a CMBS IO class is generally less than that of a residential IO.

Adjustable-Rate Mortgage Loans (ARMs).  ARMs eligible for inclusion in a mortgage pool generally will provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, 12, 24, 36, 60 or 84 scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustment based on changes in an index.

ARMs have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loan. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.  Negatively amortizing ARMs may provide limitations on changes in the required monthly payment.  Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

There are two types of indices that provide the basis for ARM rate adjustments:  those based on market rates and those based on a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity U.S. Treasury rates (as reported by the Federal Reserve Board); the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the Eleventh District Federal Home Loan Bank Cost of Funds Index (EDCOFI); the National Median Cost of Funds Index; the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR); or six-month CD rates. Some indices, such as the one-year constant maturity Treasury rate or three-month LIBOR, are highly correlated with changes in market interest rates. Other indices, such as the EDCOFI, tend to lag behind changes in market rates and be somewhat less volatile over short periods of time.

The EDCOFI reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the Federal Home Loan Bank Eleventh District) and who are member institutions of the Federal Home Loan Bank of San Francisco (the FHLB of San Francisco), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

One-year and three-year Constant Maturity Treasury (CMT) rates are calculated by the Federal Reserve Bank of New York, based on daily closing bid yields on actively traded Treasury securities submitted by five leading broker-dealers.  The median bid yields are used to construct a daily yield curve.

The National Median Cost of Funds Index, similar to the EDCOFI, is calculated monthly by the Federal Home Loan Bank Board (FHLBB) and represents the average monthly interest expenses on liabilities of member institutions. A median, rather than an arithmetic mean, is used to reduce the effect of extreme numbers.

LIBOR is the rate at which banks in London offer Eurodollars in trades between banks. LIBOR has become a key rate in the U.S. domestic money market because it is perceived to reflect the true global cost of money.

The Sub-advisor may invest in ARMs whose periodic interest rate adjustments are based on new indices as these indices become available.

Asset-Backed Securities (ABS).  ABS are structured like mortgage-backed securities, but instead of mortgage loans or interest in mortgage loans, the underlying assets may include, for example, such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, home equity loans, student loans, small business loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. The value of an ABS is affected by changes in the market’s perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.

Payments of principal and interest passed through to holders of ABS are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or a priority to certain of the borrower’s other securities.  The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an ABS held by the Portfolio has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Portfolio may experience losses or delays in receiving payment.

Some types of ABS may be less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.  These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.  Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates.  Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Portfolio.

The risks of investing in ABS are ultimately dependent upon the repayment of loans by the individual or corporate borrowers. Although the Portfolio would generally have no recourse against the entity that originated the loans in the event of default by a borrower, ABS typically are structured to mitigate this risk of default.

Asset-backed securities are generally issued in more than one class, each with different payment terms.  Multiple class asset-backed securities may be used as a method of providing credit support through creation of one or more classes whose right to payments is made subordinate to the right to such payments of the remaining class or classes. Multiple classes also may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets.  Examples include so-called strips (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with classes having characteristics such as floating interest rates or scheduled amortization of principal.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST American Century Strategic Balanced Portfolio.  These limitations are not “fundamental” restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.             Invest more than 15% of its assets in illiquid investments;

2.                                       Invest in the securities of other investment companies except in compliance with the 1940 Act;

3.             Buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Portfolio may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies; or

4.             Invest for control or for management.

AST T. Rowe Price Asset Allocation Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Investment Policies:  The Portfolio’s share price will fluctuate with changing market conditions and interest rate levels and your investment may be worth more or less when redeemed than when purchased.  The Portfolio should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock or bond markets.  The Portfolio cannot guarantee that it will achieve its investment objectives.  Fixed income securities in which the Portfolio may invest include, but are not limited to, those described below.

U.S. Government Obligations.  Bills, notes, bonds and other debt securities issued by the U.S. Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. Government Agency Securities.  Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies.  These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority.  Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Bank Obligations.  Certificates of deposit, bankers’ acceptances, and other short-term debt obligations.  Certificates of deposit are short-term obligations of commercial banks.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.  Certificates of deposit may have fixed or variable rates.  The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks.

Savings and Loan Obligations.  Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

Supranational Entities.  The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.

Mortgage-Backed Securities.  The Portfolio may invest a significant portion of its fixed income investments in mortgage-backed securities.  Mortgage-backed securities are securities representing interest in a pool of mortgages.  After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio.  However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security.  To the extent that the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust’s Prospectus.  For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Collateralized Mortgage Obligations (CMOs).  CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.  Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.  For an additional discussion of CMOs and certain risks involved therein, see the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Asset-Backed Securities.  The Portfolio may invest a significant portion of its fixed income investments in debt obligations known as asset-backed securities.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities.

The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

Automobile Receivable Securities.  The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”).

Credit Card Receivable Securities.  The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”).

Other Assets.  The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future.  The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.  For a discussion of these securities, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

In addition to the investments described in the Trust’s Prospectus, the Portfolio may invest in the following:

Writing Covered Call Options.  The Portfolio may write (sell) “covered” call options and purchase options to close out options previously written by the Portfolio.  In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio’s total return and reduce the effect of any price decline of the security or currency involved in the option.  Covered call options will generally be written on securities or currencies which, in the Sub-advisor’s opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

The Portfolio generally will write only covered call options.  This means that the Portfolio will either own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the “covered” option.  From time to time, the Portfolio will write a call option that is not covered but where the Portfolio will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.  While such an option would be “covered” with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Portfolio to the risks of writing uncovered options.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio’s investment objectives.  The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio’s total return.  When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline.  Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer.  If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period.  If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency.  The Portfolio does not consider a security or currency covered by a call “pledged” as that term is used in the Portfolio’s policy which limits the pledging or mortgaging of its assets.  If the Portfolio writes uncovered options as described above, it will bear the risks of having to purchase the security subject to the option at a price higher than the exercise price of the option.  As the price of a security could appreciate substantially, the Portfolio’s loss could be significant.

Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written.  The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written.  From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

The premium received is the market value of an option.  The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period.  Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.  The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio.  This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price.  The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio’s net assets.  In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

Writing Covered Put Options.  The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)  The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio’s portfolio at a price lower than the current market price of the security or currency.  In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.  Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty.  The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.  Such a decline could be substantial and result in a significant loss to the Portfolio.  In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies.

The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio’s net assets.  In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies.  For a discussion of options, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Purchasing Put Options.  The Portfolio may purchase American or European style put options.  The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies.  An example of such use of put options is provided in this Statement under “Certain Risk Factors and Investment Methods.”

The Portfolio will not commit more than 5% of its assets to premiums when purchasing call and put options.  The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it.  A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

Purchasing Call Options.  The Portfolio may purchase American or European call options.  The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return.  The Portfolio may also purchase call options in order to acquire the underlying securities or currencies.  Examples of such uses of call options are provided this Statement under “Certain Risk Factors and Investment Methods.”

The Portfolio will not commit more than 5% of its assets to premiums when purchasing call and put options.  The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it.  A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

Dealer Options.  The Portfolio may engage in transactions involving dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.  For a discussion of dealer options, see this Statement under “Certain Risk Factors and Investment Methods.”

Futures Contracts.

Transactions in Futures.  The Portfolio may enter into financial futures contracts, including stock index, interest rate and currency futures (“futures” or “futures contracts”).

Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio’s portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions.  Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index.  The Portfolio may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio’s portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindexes whose movements will have a significant correlation with movements in the prices of the Portfolio’s securities.

Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio.  In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument.  Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.  Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio’s objectives in these areas.  For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Regulatory Limitations.  The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio’s existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Portfolio to cover the position, or alternative cover (such as owning an offsetting position) will be employed.

Risks of Transactions in Futures Contracts.  See this Statement and the Trust’s Prospectus under “Certain Risks and Investment Methods” for an additional description of certain risks involved in futures contracts.

Options on Futures Contracts.  As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on financial indices.  Such options would be used in a manner similar to the use of options on futures contracts.  From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or T. Rowe Price International, Inc.  Such aggregated orders would be allocated among the Portfolio and such other mutual funds or portfolios of mutual funds in a fair and non-discriminatory manner.  See this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods” for a description of certain risks involved in options on futures contracts.

Additional Futures and Options Contracts.  Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so.  Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

Foreign Futures and Options.  The Portfolio is permitted to enter into foreign futures and options transactions.  See this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods” for a description of certain risks involved in foreign futures and options.

Foreign Securities.  The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers in developed countries.  Because the Portfolio may invest in foreign securities, investment in the Portfolio involves risks that are different in some respects from an investment in a Portfolio which invests only in securities of U.S. domestic issuers.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers and issuers of securities.  Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets.  Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the U.S.  For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Currency Transactions.  The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances.  First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio’s securities denominated in such foreign currency.  Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency.  The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities or other assets denominated in that currency.  The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio’s securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is “covered” by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess.  For these purposes “the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract.  Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.  However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolio’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above.  However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances.  Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor.  It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange at a future date.  Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the

Portfolio desire to resell that currency to the dealer.  For a discussion of certain risks involved in foreign currency transactions, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts.  Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position.  The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.  The holding period of the security offsetting an “in-the-money qualified covered call” option on an equity security will not include the period of time the option is outstanding.

Losses on written covered calls and purchased puts on securities, excluding certain “qualified covered call” options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.  Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

As a result of the “Taxpayer Relief Act of 1997,” entering into certain option, futures contracts, or forward contracts may result in the “constructive sale” of offsetting stocks or debt securities of the Portfolio.

Hybrid Commodity and Security Instruments.  Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument (hereinafter “Hybrid Instruments”).  Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index.  Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.  For a discussion of certain risks involved in investing in hybrid instruments, see this Statement under “Certain Risk Factors and Investment Methods.”

Lending of Portfolio Securities.  For the purpose of realizing additional income, the Portfolio may make secured loans of Portfolio securities amounting to not more than 33 1/3% of its total assets.  This policy is a fundamental policy.  Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis.  The collateral received will consist of cash or U.S. government securities.  While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  The Portfolio has a right to call each loan and obtain the securities on three business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Other Lending/Borrowing.  Subject to approval by the SEC, the Portfolio may make loans to, or borrow Portfolios from, other mutual funds or portfolios of mutual funds sponsored or advised by the Sub-advisor or T. Rowe Price International, Inc.  The Portfolio has no current intention of engaging in these practices at this time.

When-Issued Securities.  The Portfolio may from time to time purchase securities on a “when-issued” basis.  At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The Portfolio does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis.  The Portfolio will maintain cash and marketable securities equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.  For a discussion of when-issued securities, see this Statement under “Certain Risk Factors and Investment Methods.”

Investment Policies Which May Be Changed Without Shareholder Approval.   The following limitations are applicable only to the AST T. Rowe Price Asset Allocation Portfolio.  These limitations are not fundamental restrictions, and can be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.             Purchase additional securities when money borrowed exceeds 5% of the Portfolio’s total assets;

2.             Invest in companies for the purpose of exercising management or control;

3.             Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.  Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

4.             Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

5.             Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio’s total assets at the time of borrowing or investment;

6.             Invest in puts, calls, straddles, spreads, or any combination thereof to the extent permitted by the Trust’s Prospectus and this Statement;

7.             Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

8.             Invest in warrants if, as a result thereof, more than 10% of the value of the total assets of the Portfolio would be invested in warrants, provided that this restriction does not apply to warrants acquired as the result of the purchase of another security.  For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market;

9.             Effect short sales of securities; or

10.           Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio’s net assets.

Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager.  The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law.  The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

AST T. Rowe Price Global Bond Portfolio:

Investment Objective:  The investment objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Investment Policies:  The Portfolio also seeks to moderate price fluctuation by actively managing its currency exposure. The Portfolio’s investments will include high quality debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or bank holding company debt securities and other debt securities including those convertible into common stock.  The Portfolio may also invest up to 20% of assets in the aggregate in below investment-grade, high-risk bonds and emerging market bonds.  In addition, the Portfolio may invest up to 30% of its assets in mortgage-backed (including derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

Sub-advisor regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market.  Of course, there can be no assurance that Sub-advisor’s forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

The Portfolio’s share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased.  The Portfolio should not be relied upon as a complete investment program, nor used to play short-term swings in the global bond or foreign exchange markets.  The Portfolio is subject to risks unique to international investing.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

The Portfolio may invest in investment portfolios which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries.  The Portfolio’s investment in these portfolios is subject to the provisions of the 1940 Act discussed below.  If the Portfolio invests in such investment portfolios, the Portfolio’s shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment portfolios.  In addition, the securities of these investment portfolios may trade at a premium over their net asset value.

Apart from the matters described herein, the Portfolio is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described in the Trust’s Prospectus and this Statement.  It should be noted, however, that this situation could change at any time.

The Portfolio may invest in companies located in Eastern Europe, Russia or certain Latin American countries.  The Portfolio will only invest in a company located in, or a government of, Eastern Europe, Russia or Latin America, if the Sub-advisor believes the potential return justifies the risk.

Risk Factors of Foreign Investing.  There are special risks in investing in the Portfolio.  Certain of these risks are inherent in any international mutual fund others relate more to the countries in which the Portfolio will invest.  Many of the risks are more pronounced for investments in developing or emerging countries.  Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

Investors should understand that all investments have a risk factor.  There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio’s investment policies will be successful, or that its investment objective will be attained.  The Portfolio is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities.  For a discussion of certain risks involved in foreign investing see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

The Portfolio may invest in the following:

Brady Bonds.  The Portfolio may invest in Brady Bonds.  Brady Bonds, which are named after former U.S. Secretary of the Treasury Nicholas Brady, are used as a means of restructuring the external debt burden of a government in certain emerging markets.  A Brady bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan.  Brady bonds may be collateralized or uncollateralized and issued in various currencies (although typically in the U.S. dollar).  They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds.  However, even with this collateralization feature, Brady Bonds are often considered speculative, below investment grade investments because the timely payment of interest is the responsibility of the issuing party (for example, a Latin American country) and the value of the bonds can fluctuate significantly based on the issuer’s ability or perceived ability to make these payments.  Finally, some Brady Bonds may be structured with floating rate or low fixed rate coupons.  The Portfolio does not expect to have more than 10% of its total assets invested in Brady Bonds.

Nondiversified Investment Company.  Despite its nondiversified status under the Investment Company Act, the Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer.  However, the Portfolio (1) may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that (i) the bank has a short-term credit rating of A1+ (or, if unrated, the equivalent as determined by the Sub-advisor) and (ii) the Portfolio may not maintain more than 10% of its total assets with any single bank; and (2) may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the Trust’s custodian or sub-custodians.

Writing Covered Call Options.  The Portfolio may write (sell) “covered” call options and purchase options to close out options previously written by the Portfolio.  In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio’s total return and reduce the effect of any price decline of the security or currency involved in the option.  Covered call options will generally be written on securities or currencies which, in Sub-advisor’s opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

The Portfolio will write only covered call options.  This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the “covered” option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio’s investment objective.  The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio’s total return.  When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline.  Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer.  If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period.  If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency,  The Portfolio does not consider a security or currency covered by a call “pledged” as that term is used in the Portfolio’s policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option.  The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period.  Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.  The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio.  This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price.  The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written.  The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written.  From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

The Portfolio will effect closing transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency.  The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio’s net assets.  In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

Writing Covered Put Options.  Although the Portfolio has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Portfolio, the Portfolio reserves the right to do so.

The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the “covered” options at all times while the put option is outstanding.  (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)  The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio’s portfolio at a price lower than the current market price of the security or currency.  In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.  Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty.  The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.  Such a decline could be substantial and result in a significant loss to the Portfolio.  In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio’s net assets.  In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.  For a discussion of certain risks involved in options, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Purchasing Put Options.  The Portfolio may purchase American or European style put options.  As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period.  The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies.  An example of such use of put options is provided in this Statement under “Certain Risk Factors and Investment Methods.”

The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio.  This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price.  This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

Purchasing Call Options.  The Portfolio may purchase American or European style call options.  As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return.  The Portfolio may also purchase call options in order to acquire the underlying securities or currencies.  Examples of such uses of call options are provided below.

The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it.  A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

Dealer Options.  The Portfolio may engage in transactions involving dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

Futures Contracts.

Transactions in Futures.  The Portfolio may enter into financial futures contracts, including stock index, interest rate and currency futures (“futures” or “futures contracts”); however, the Portfolio has no current intention of entering into interest rate futures.  The Portfolio, however, reserves the right to trade in financial futures of any kind.

Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio’s portfolio, as a cash management tool, or as an efficient way for Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions.  Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index.  The Portfolio may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Portfolio’s portfolio securities.

Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio.  In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument.  Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.  Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio’s objectives in these areas.  For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Regulatory Limitations.  The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio’s existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Portfolio to cover the position, or alternative cover (such as owning an offsetting position) will be employed.

Options on Futures Contracts.  As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on financial indices.  Such options would be used in a manner similar to the use of options on futures contracts.  From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or T. Rowe Price Associates, Inc.  Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner.  See this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods” for a description of certain risks involved in options and futures contracts.

Additional Futures and Options Contracts.  Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so.  Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

Foreign Futures and Options.  The Portfolio is permitted to invest in foreign futures and options.  For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Currency Transactions.  The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances.  First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio’s securities denominated in such foreign currency.  Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency.  The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities or other assets denominated in that currency.  The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio’s securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is “covered” by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess.  For these purposes “the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served. Forward foreign currency exchange contracts (“forwards”) will generally have terms of less than one year, although the Portfolio may occasionally enter into forwards that extend beyond a one-year term.

At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract.  Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.  However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolio’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above.  However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances.  Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor.  It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange at a future date.  Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

When the Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.  This is what is known as the “cost” of hedging.  Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.  It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolio’s dividend distribution and are not reflected in its yield.  Instead such costs will, over time, be reflected in the Portfolio’s net asset value per share.  For an additional discussion of certain risks involved in foreign investing, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts.  The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio’s fiscal year and any gains or losses will be recognized for tax purposes at that time.  Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (or, in the case of foreign exchange contracts, entirely as ordinary income or loss).  The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position.  The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.  The holding period of the security offsetting an “in-the-money qualified covered call” option on an equity security will not include the period of time the option is outstanding.

Losses on written covered calls and purchased puts on securities, excluding certain “qualified covered call” options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.  Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

As a result of the “Taxpayer Relief Act of 1997,” entering into certain option, futures contracts, or forward contracts may be deemed a “constructive sale” of offsetting securities, which could result in a taxable gain from the sale being distributed to shareholders.  The Portfolio would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

Hybrid Commodity and Security Instruments.  Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument (hereinafter “Hybrid Instruments”).  Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index.  Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.  For a discussion of certain risks involved in hybrid instruments, see this Statement under “Certain Risk Factors and Investment Methods.”

Debt Securities.  The Portfolio’s investment program permits it to purchase below investment grade securities.  Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities.  However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities.  Lower quality investments entail a higher risk of default – that is, the nonpayment of interest and principal by the issuer than higher quality investments.  Such securities are also subject to special risks, discussed below.  Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk.  There can, of course, be no assurance that the Portfolio will achieve its investment objective.

After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio.  Neither event will require a sale of such security by the Portfolio.  However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security.  To the extent that the ratings given by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.  The Portfolio may invest up to 20% of its total assets in securities rated below BBB or Baa, including bonds in default or those with the lowest rating.  See the Appendix to this Statement for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

High Yield, High Risk Securities.  Below investment grade securities (rated below Baa by Moody’s and below BBB by S&P) or unrated securities of equivalent quality in the Sub-advisor’s judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative.  The lower the ratings of such debt securities, the greater their risks render them like equity securities.  For an additional discussion of certain risks involved in investing in lower-rated debt securities, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Swaps and Swap-Related Products.  The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).  The net amount of the excess, if any, of the Portfolio’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio’s custodian.  If the Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.  The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction.  The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis.  If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  The Sub-advisor has determined that, as a result, the swap market has become relatively liquid.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, are less liquid than swaps.  To the extent the Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio.  These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make.  If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the payments that it contractually is entitled to receive.  The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

Zero-Coupon Securities.  The Portfolio may invest in zero-coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity.  For a discussion of zero-coupon securities and certain risks involved therein, see this Statement under “Certain Risk Factors and Investment Methods.”

Lending of Portfolio Securities.  For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets.  This policy is a “fundamental policy.”  Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis.  The collateral received will consist of cash or U.S. government securities.  While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  The Portfolio has a right to call each loan and obtain the securities on three business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Other Lending/Borrowing.  Subject to approval by the SEC, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or T. Rowe Price Associates, Inc.  The Portfolio has no current intention of engaging in these practices at this time.

Investment Policies Which May Be Changed Without Shareholder Approval.   The following limitations are applicable to the AST T. Rowe Price Global Bond Portfolio.  These limitations are not “fundamental” restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.             The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

2.             Pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

3.             Purchase securities on margin, except (i) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments and (ii) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

4.             Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

5.             Buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio’s net assets;

6.             Enter into futures contracts or purchase options thereon which do not represent bona fide hedging unless immediately after the purchase, the value of the aggregate initial margin with respect to all such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the Portfolio’s total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

7.             Purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 10% of the value of the Portfolio’s total net assets, except that this restriction does not apply to warrants acquired as a result of the purchase of another security;

8.             Make securities loans if the value of such securities loaned exceeds 30% of the value of the Portfolio’s total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily.  The Portfolio has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Portfolio’s total assets; or

9.             Purchase or sell real estate limited partnership interests.

10.           Invest more than 20% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;

11.           Invest in companies for the purpose of exercising management or control;

12.           Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act; or

13.           Effect short sales of securities.

In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies.  However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities.  For tax purposes these funds may be known as Passive Foreign Investment Companies.  The Portfolio is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio’s total assets may be invested in such securities.

Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio’s repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

If a percentage restriction on investment or utilization of assets as set forth under “Investment Restrictions” and “Investment Policies” above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio’s assets will not be considered a violation of the restriction.

AST Goldman Sachs High Yield Portfolio:

Investment Objective:  The Portfolio seeks a high level of current income and may also consider the potential for capital appreciation.

Investment Policies:

The Portfolio is appropriate for investors who seek a high level of current income and who also may wish to consider the potential for capital appreciation.  A number of investment strategies are used to seek to achieve the Portfolio’s investment objective, including market sector selection, determination of yield curve exposure and issuer selection.  In addition, the Sub-Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.  The Sub-Adviser starts the investment process with economic analysis to determine broad growth trends, industry-specific events and market forecasts.  The market value of non-investment grade fixed-income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates.  Therefore, determining the creditworthiness of issuers is critical.  To that end, the Portfolio’s portfolio managers have access to Goldman Sachs’ highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm’s High Yield Research Group, a dedicated group of 15 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists.  In addition, the portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor’s and Moody’s.  The Portfolio’s portfolio managers and credit analysts also conduct their own in-depth analysis of the issues considered for inclusion in the Fund’s portfolio.  The portfolio managers and credit analysts evaluate such factors as a company’s competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to analyze accurately a company’s future cash flow by correctly anticipating the impact of economic, industry-wide and specific events is critical to successful high yield investing. GSAM’s goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround.  GSAM analyzes trends in a company’s debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis.  GSAM believes that this ongoing reassessment is more valuable than relying on a “snapshot” view of a company’s ability to service debt at one or two points in time.

The Portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk.  While GSAM will avoid excessive concentration in any one industry, the Fund’s specific industry weightings are the result of individual security selection.  Emerging market debt considered for the Portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

Return on and Risks of High Yield Securities.  High yield bonds can deliver higher yields and total return than either investment grade corporate bonds or U.S. Treasury bonds.  However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments.

For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return.  Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed-income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards.  The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis.  As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk:  when interest rates increase, the value of fixed income securities tends to decline.

Investment Policies:

U. S. Government Securities  The Portfolio may invest in U.S. Government Securities.  Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States.  Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer.  The U.S. government is under no legal obligation, in general,  to purchase the obligations of its agencies, instrumentalities or sponsored enterprises.  No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises.  U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations are regarded as illiquid.

The Portfolio may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).

Custodial Receipts and Trust Certificates.  The Portfolio may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee.  The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which the Portfolio may invest.  The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee.  For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee.  As a holder of custodial receipts and trust certificates, the Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust.  The Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.  In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.  Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios.  Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss.  The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments.  In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.  In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Mortgage Loans and Mortgage-Backed Securities  The Portfolio may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans (“Mortgage-Backed Securities”).

Mortgage-Backed Securities (including collateralized mortgage obligations, REMICs and stripped mortgage-backed securities described below) are subject to both call risk and extension risk.  Because of these risks, these securities can have significantly greater price and yield volatility than with traditional fixed-income securities.

General Characteristics.  Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”).  The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units.  The Mortgaged Properties may also include residential investment properties and second homes.

The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities.  The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets.  These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.  To the extent that the Portfolio invests in Mortgage-Backed Securities, the Sub-Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

The rate of interest on mortgage-backed securities is normally lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as the Government National Mortgage Association (“Ginnie Mae”), and due to any yield retained by the issuer.  Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit (“REMIC”), which is subject to special federal income tax rules.  A description of the types of mortgage-backed securities in which the Portfolio may invest is provided below.  The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible for the Portfolio.

Adjustable Rate Mortgage Loans (“ARMs”).  The Portfolio may, invest in ARMs.  ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time.  Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”).  The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.  ARMs allow the Portfolio to participate in increases in interest rates through periodic increases in the securities coupon rates.  During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

ARMs also have the risk of prepayments.  The rate of principal prepayments with respect to ARMs has fluctuated in recent years.  The value of Mortgage-Backed Securities that are structured as pass through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities.  Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund.   ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security.  In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.  As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

Fixed-Rate Mortgage Loans.  Generally, fixed-rate mortgage loans included in a mortgage pool (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years.  Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Government Guaranteed Mortgage-Backed Securities.  There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other

collateralized mortgage obligations and stripped Mortgage-Backed Securities.   There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac.  The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Guaranteed Mortgage Pass-Through Securities.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the United States.  Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans.  In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount.  The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

Fannie Mae Certificates.  Fannie Mae is a stockholder-owned corporation chartered under an act of the U.S. Congress.  Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae.  A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool.  The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans.  The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae.

Fannie Mae has certain contractual responsibilities.  With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders.  Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered.  The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac Certificates.  Freddie Mac is a publicly held U.S. government sponsored enterprise.  The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates.  A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans).  Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal.  The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years.  Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects.  Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Mortgage Pass-Through Securities.  To the extent consistent with their investment policies, the Taxable Funds (other than the Enhanced Income Fund and Emerging Markets Debt Fund) may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

Conventional Mortgage Loans.  The conventional mortgage loans underlying the Freddie Mac and Fannie

Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years.  Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects.  Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations.  The Portfolio may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates.  These securities may be issued by U.S. government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or, to the extent consistent with the Portfolio’s investment policies, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.  In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

Stripped Mortgage-Backed Securities.  The Portfolio may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or, to the extent consistent with a Fund’s investment policies, non-governmental originators.  Certain SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund’s limitation on investments in illiquid securities. The Sub-Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities.  The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates.  The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.  A Fund’s investment in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Privately Issued Mortgage-Backed Securities  The Portfolio may invest in privately issued Mortgage-Backed Securities.  Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.  The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan.  Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein.  Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Ratings.  The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued.  A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates.  A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans.  In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

Credit Enhancement.  Mortgage pools credited by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees.  To lessen the effect of failures by obligors on underlying assets to make payments.  Mortgage Pass-Throughs may contain elements of credit support.  Credit support falls generally into two categories:  (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion.  Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool.

Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

Subordination; Shifting of Interest; Reserve Fund.  In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders.  If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”).  This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates.  Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates.  In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

Alternative Credit Enhancement.  As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency.  In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Voluntary Advances.  In the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination.  Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Asset-Backed Securities  The Portfolio may invest in asset-backed securities.  Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations.  Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.  During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.  To the extent that a Portfolio invests in asset-backed securities, the values of the Portfolio’s securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Loan Participations.  The Portfolio may invest in loan participations.  A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary.  In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement.  One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by the Portfolio may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan.  When the Portfolio acts as co-lender in connection with a participation interest or when the Portfolio acquires certain participation interests, the Portfolio will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest.  In cases where the Portfolio lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower.  In these cases, the Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation (such as commercial paper) of such borrower.  For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank.  Moreover, under the terms of the loan participation, the Portfolio may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Portfolio may also be subject to the risk that the agent bank may become insolvent.  The secondary market, if any, for these loan participations is limited and loan participations purchased by the Portfolio will normally be regarded as illiquid.

For purposes of certain investment limitations pertaining to diversification of the Portfolio’s investments, the issuer of a loan participation will be the underlying borrower.  However, in cases where the Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of a loan participation.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds.  The Portfolio may invest in zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds.  Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date.  The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.  These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons.  The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Portfolio may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax.  Because no cash is generally received at the time of the accrual, a Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio.  A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.

Variable and Floating Rate Securities  The interest rates payable on certain securities in which the Portfolio may invest are not fixed and may fluctuate based upon changes in market rates.  A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

The Portfolio may invest in “leveraged” inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters.”  The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest.  The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.  Accordingly, the duration of an inverse floater may exceed its stated final maturity.  Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund’s limitation on illiquid investments.

Preferred Stock, Warrants and Rights.  The Portfolio may invest in preferred stock, warrants and rights.  Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock.  Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation.  In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant.  The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Corporate Debt Obligations.  The Portfolio may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers.  Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal.  Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Commercial Paper and Other Short-Term Corporate Obligations

The Portfolio may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Trust Preferreds.  The Portfolio may invest in trust preferred securities.  A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features.  The preferred features are that payment of interest can be deferred for a specified period without initiating a default event.  From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders.  From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

High Yield Securities.  The Portfolio may invest in bonds rated BB or below by Standard & Poor’s or Ba or below by Moody’s (or comparable rated and unrated securities).  These bonds are commonly referred to as “junk bonds” and are considered speculative.  The ability of their issuers to make principal and interest payments may be questionable.  In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default.  As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor’s or Aaa, Aa, A or Baa by Moody’s).  Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity.  Such securities are also issued by less-established corporations desiring to expand.  Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.  High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments.

The market values of high yield, fixed-income securities tends to reflect those individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates.  Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing.  Their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts.  These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities.  Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Portfolio invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities.  In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of high yield, fixed-income securities is the supply and demand for similarly rated securities.  In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates.  Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Portfolio’s net asset value.

The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.  Investment by the Portfolio in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities.  Even if such securities are held to maturity, recovery by the Portfolio of their initial investment and any anticipated income or appreciation is uncertain.  In addition, the Portfolio may incur additional expenses to the extent that they are required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests.  The Portfolio may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Portfolio in respect of accrued interest income on securities which are subsequently written off, even though the Portfolio has not received any cash payments of such interest.

The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions.  Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities.  In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.  These factors may have an adverse effect on the ability of the Portfolio to dispose of particular portfolio investments.  Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the net asset value of the Portfolio.  A less liquid secondary market also may make it more difficult for the Portfolio to obtain precise valuations of the high yield securities in their portfolios.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities.  The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations.  High yield, fixed-income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder.  If an issuer exercises such a “call option” and redeems the security, the Portfolio may have to replace such security with a lower-yielding security, resulting in a decreased return for investors.  In addition, if the Portfolio experiences net redemptions of their shares, they may be forced to sell their higher-rated securities, resulting in a decline in the overall credit quality of the portfolios of the Portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security.  Consequently, credit ratings are used only as a preliminary indicator of investment quality.  Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in investment-grade debt obligations.  The Sub-Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current trend of earnings.  The Investment Adviser continually monitors the investments in the Portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

Because the market for high yield securities is still relatively new and has not weathered a major economic recession, it is unknown what effects such a recession might have on such securities.  A widespread economic downturn could result in increased defaults and losses.

Bank Obligations.  The Portfolio may invest in obligations issued or guaranteed by U.S. and foreign banks.  Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged.  Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks.  In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Municipal Securities.  The Portfolio may invest in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government).  In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Investment Adviser, excluded from gross income for federal income tax purposes.  The Portfolio may revise its definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund’s investment objective and policies. The Portfolio may also invest in taxable Municipal Securities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers.  The yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed-income securities.  Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.  The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.

Dividends paid by the Funds, other than the Tax-Exempt Funds, that are derived from interest paid on both tax-exempt and taxable Municipal Securities will be taxable to the Funds’ shareholders.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations.  Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations.  Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.”  General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer.  Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance.  General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities.  There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

For the purpose of applying a Fund’s investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Sub-Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including one or more Funds.  Thus, the issue may not be said to be publicly offered.  Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.  The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations.  There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

Municipal Leases, Certificates of Participation and Other Participation Interests.  The Portfolio may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities.  Income from such obligations is generally exempt from state and local taxes in the state of issuance.  Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds.  Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.  The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.  In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment.

Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment.  To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments.  The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds’ limitation on investments in illiquid securities.  Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Sub-Adviser, pursuant to guidelines adopted by the Trustees of the Sub-Adviser, to be liquid securities for the purpose of such limitation.

The Portfolio may purchase participations in Municipal Securities held by a commercial bank or other financial institution.  Such participations provide the Portfolio with the right to a pro rata undivided interest in the underlying Municipal Securities.  In addition, such participations generally provide the Portfolio with the right to demand payment, on not more than seven days’ notice, of all or any part of the Portfolio’s participation interest in the underlying Municipal Securities, plus accrued interest.

Municipal Notes.  Municipal Securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes.  The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Tax-Exempt Commercial Paper.  Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes.  These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.  In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities.  The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities.  Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities.  The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities.  Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer.  For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer.  Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

Private Activity Bonds.   The Portfolio may invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity.  The Portfolio’s distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

Tender Option Bonds.  A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable.

Auction Rate Securities.  The Portfolio may invest in auction rate securities.  Auction rate securities include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals.  The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield.  The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale.  While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.  A Fund will take the time remaining until the next scheduled auction date into account for purpose of determining the securities’ duration.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal Revenue Code of 1986, as amended (the “Code”).

A Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations.  The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

Insurance.  The Portfolio may invest in “insured” tax-exempt Municipal Securities.  Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company.  The insurance only entitles a Portfolio to receive the face or par value of the securities held by the Portfolio.  The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Portfolio.

The Portfolio may utilize new issue or secondary market insurance.  A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security.  Such insurance is likely to increase the purchase price and resale value of the security.  New issue insurance policies generally are non-cancelable and continue in force as long as the bonds are outstanding.

A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term.  The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody’s or Standard & Poor’s, or if unrated, determined by the Investment Adviser to be of comparable quality.  The Municipal Securities invested in by the Portfolio will not be subject to this requirement.

Call Risk and Reinvestment Risk.  Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity.  In the event that Municipal Securities held in The Portfolio’s portfolio are called prior to the maturity, the Portfolio will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Portfolio’s return on its portfolio securities.

Foreign Investments.  The Portfolio may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars.  Investment in foreign securities may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues.  Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets.  Investing in the securities of foreign issuers also involves, however, certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers.  Investments in the securities of foreign issuers often involve currencies of foreign countries and the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.  To the extent that the Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.  A Portfolio also may be subject to currency exposure independent of its securities positions.

Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company.  Volume and liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio endeavors to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States.  For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States.  Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when a portion of the assets of the Portfolio are uninvested and no return is earned on such assets.  The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities, or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.  In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect the Portfolios’ investments in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

Investing in Emerging Countries

Market Characteristics.  For the Portfolio’s investments in foreign securities, 25% of the Portfolio’s respective total assets may be invested in emerging countries.  Investment in debt securities of emerging country issuers involve special risks.  The development of a market for such securities is a relatively recent phenomenon and debt securities of most emerging country issuers are less liquid and are generally subject to greater price volatility than securities of issuers in the United States and other developed countries.  In certain countries, there may be fewer publicly traded securities, and the market may be dominated by a few issuers or sectors.  The markets for securities of emerging countries may have substantially less volume than the market for similar securities in the United States and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size.  Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets.  The less liquid the market, the more difficult it may be for a Portfolio to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate.  The risks associated with reduced liquidity may be particularly acute to the extent that a Portfolio needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

Transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets.  As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations.  In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

With respect to investments in certain emerging countries, antiquated legal systems may have an adverse impact on the Portfolio.  For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries.  Similarly, the rights of investors in emerging market companies may be more limited than those of investors of U.S. corporations.

Economic, Political and Social Factors.  Emerging countries may be subject to a greater degree of economic, political and social instability than the United States, Japan and most Western European countries, and unanticipated political and social developments may affect the value of a Portfolio’s investments in emerging countries and the availability to the Portfolio of additional investments in such countries.  Moreover, political and economic structures in many emerging countries may be undergoing significant evolution and rapid development.

Many emerging countries have experienced in the past, and continue to experience, high rates of inflation.  In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.  The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners.  In addition, the economies of some emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

Restrictions on Investment and Repatriation.  Certain emerging countries require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals.  Repatriation of investment income and capital from certain emerging countries is subject to certain governmental consents.  Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Portfolio.

Sovereign Debt Obligations.  Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to services its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt (including the Portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

Emerging country governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions.  Certain emerging country governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due.  Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations.  If such an event occurs the Portfolio may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.

Brady Bonds.  Certain foreign debt obligations commonly referred to as “Brady Bonds” are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.  Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”).  Brady Bonds are not, however, considered to be U.S. Government Securities.  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

Forward Foreign Currency Exchange Contracts.  The Portfolio may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

The Portfolio may enter into forward foreign currency exchange contracts for hedging purposes in several circumstances.  First, when a Portfolio enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, a Portfolio may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, a Portfolio may attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Portfolio’s securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.  Using forward contracts to protect the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange which a Portfolio can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Portfolio’s foreign assets.

The Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Investment Adviser determines that there is a pattern of correlation between the two currencies.  In addition, the Portfolio may enter into foreign currency transactions to seek a closer correlation between a Portfolio’s overall currency exposures and the currency exposures of the Portfolio’s performance benchmark.  The Portfolio will not enter into a forward contract with a term of greater than one year.

While the Portfolio may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks.  Thus, while the Portfolios may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Portfolio than if it had not engaged in any such transactions.  Moreover, there may be imperfect correlation between a Portfolio’s holdings of securities quoted or denominated in a particular currency and forward contracts entered into by a Portfolio.  Such imperfect correlation may cause the Portfolio to sustain losses which will prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss.

Markets for trading forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange.  Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Portfolio of unrealized profits, transaction costs or the benefits of a currency hedge or force the Portfolio to cover its purchase or sale commitments, if any, at the current market price.  In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.  The Portfolio will not enter into forward foreign currency exchange contracts, unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.  To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.  The Portfolio may enter into interest rate, credit, total return swaps, mortgage swaps and currency swaps.  The Portfolio may also enter into interest rate caps, floors and collars.  The Portfolio may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.  The Portfolio may enter into swap transactions for hedging purposes or to seek to increase total return.  Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.  Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest.  The notional principal amount, however, is tied to a reference pool or pools of mortgages.  Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.  Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.  Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.  Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.  A swaption is an option to enter into a swap agreement.  Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.  An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.  Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

The risk of loss with respect to interest rate and mortgage swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make.  If the other party to an interest rate swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any.  In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency.  Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  To the extent that a Portfolio’s potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, the Portfolio and the Sub-Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

The Portfolio will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings.  The Portfolio will also not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims–paying ability of the other party thereto is rated investment grade by Standard & Poor’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Sub-Adviser.  If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.  The use of interest rate, mortgage, credit, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Sub-Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Options on Securities and Securities Indices.

Writing Covered Options. The Portfolio may write (sell) covered call and put options on any securities in which it may invest or on any securities index consisting of securities in which it may invest.  The Portfolio may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market.  A call option written by a Portfolio obligates such Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised before the expiration date.  All call options written by a Portfolio are covered, which means that such Portfolio will own the securities subject to the option so long as the option is outstanding or such Portfolio will use the other methods described below.  The Portfolio’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Portfolio obligates the Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised before the expiration date. All put options written by a Portfolio would be covered, which means that such Portfolio will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below.  The purpose of writing such options is to generate additional income for the Portfolio.  However, in return for the option premium, each Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

The Portfolio may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it.  The Portfolio may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price or by owning offsetting options as described above.

The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The use of options to seek to increase total return involves the risk of loss if the Sub-Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates.  The successful use of options for hedging purposes also depends in part on the ability of the Sub-Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets.  If the Sub-Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Portfolio’s investment portfolio, the investment performance of the Portfolio will be less favorable than it would have been in the absence of such options transactions.  The writing of options could increase the Portfolio’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Purchasing Options.  The Portfolio may also purchase put and call options on any securities in which it may invest or options on any securities index consisting of securities in which it may invest.  In addition, the Portfolio may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

The Portfolio may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest.  The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio would realize either no gain or a loss on the purchase of the call option.  The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Portfolio’s securities. Put options may also be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Portfolio would realize either no gain or a loss on the purchase of the put option.  Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

The Portfolio may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Writing and Purchasing Currency Call and Put Options.  The Portfolio may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.  The Portfolio may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation.  As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received.  If an option that the Portfolio has written is exercised, the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.  The writing of currency options involves a risk that the Portfolio will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value.

The Portfolio may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” The Portfolio may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

In addition to using options for the hedging purposes described above, the Portfolio may use options on currency to seek to increase total return.  The Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone.   However, in writing covered call options for additional income, the Portfolio may forego the opportunity to profit from an increase in the market value of the underlying currency.  Also, when writing put options, the Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

Yield Curve Options.  The Portfolio may purchase or write options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options.  In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments.  Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options.  In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Risks Associated with Options Transactions.  There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time.  If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.  Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

The Portfolio may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options.  The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.  Transactions by the Portfolio in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers.  Thus, the number of options which a Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients or the Portfolios’ Investment Adviser.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Futures Contracts and Options on Futures Contracts

The Portfolio may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts.  The Portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies and any other financial instruments and indices.  The Portfolio will engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Portfolio invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies.   The Portfolio may also enter into closing purchase and sale transactions with respect to such contracts and options.  The Trust, on behalf of each Portfolio, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Portfolios.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.  For these reasons, a Portfolio’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges.  In particular persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  Similarly, these persons may not have the protection of the U.S. securities laws.

Futures Contracts.  A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Portfolio can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.  The Portfolio may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates.  For example, the Portfolio may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.  As another example, the Portfolio may enter into futures transactions to seek a closer correlation between the Portfolio’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss.  While futures contracts on securities or currency will usually be liquidated in this manner, the Portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies.  Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Portfolio proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated.  The Portfolio may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Portfolio’s portfolio securities.  Such futures contracts may include contracts for the future delivery of securities held by the Portfolio or securities with characteristics similar to those of the Portfolio’s securities. Similarly, the Portfolio may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies.  If, in the opinion of the Sub-advisor, there is a sufficient degree of correlation between price trends for the Portfolio’s securities and futures contracts based on other financial instruments, securities indices or other indices, the Portfolios may also enter into such futures contracts as part of its hedging strategy.  Although under some circumstances prices of securities in the Portfolio may be more or less volatile than prices of such futures contracts, the Sub-Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Portfolio’s securities.  When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.  On the other hand, any unanticipated appreciation in the value of the Portfolio would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts.  This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts.  The acquisition of put and call options on futures contracts will give the Portfolio right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period.  As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.  The Portfolio’s loss incurred by writing options on futures is potentially unlimited and may exceed the amount of the premium received.  The Portfolio will incur transaction costs in connection with the writing of options on futures.

Other Considerations.  The Portfolio will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and may require the Funds to segregate cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks.  Thus, while the Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions.  When futures contracts and options are used for hedging purposes, perfect correlation between the Portfolio’s futures positions and portfolio positions will be impossible to achieve.  In the event of an imperfect correlation between a futures position and the Portfolio’s position which is intended to be protected, the desired protection may not be obtained and a Portfolio may be exposed to risk of loss.

Perfect correlation between the Portfolio’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on specific fixed-income securities or specific currencies are not available.  In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations.  The profitability of the Portfolio’s trading in futures depends upon the ability of the Sub-advisor to analyze correctly the futures markets

Convertible Securities.  The Portfolio may invest in convertible securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Portfolio’s ability to achieve its investment objective, which, in turn, could result in losses to the Portfolio.

Lending of Portfolio Securities.  While securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  The Portfolio has the right to call its loans and obtain the securities on three business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time that coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Additional information about the lending of portfolio securities is included in this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Restricted and Illiquid Securities.  The Portfolio may purchase securities that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the Securities Act of 1933, as amended (“1933 Act”), including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. However, the Portfolio will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements with a notice or demand period of more than seven days, certain SMBS, certain municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Sub-Adviser determines, based upon a continuing review of the trading markets for the specific Restricted Securities and the adopted Portfolio guidelines, that such Restricted Securities are liquid.

When-Issued and Forward Commitment Securities.  The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time.  These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date beyond the customary settlement time.  The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated.  When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.  The Portfolio will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.  If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or negotiate a commitment after entering into it.  A Portfolio may also sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date.  The Funds may realize capital gains or losses in connection with these transactions.  Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Other Investment Companies.  The reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may neither invest more than 5% of its total assets in the securities of any one investment company nor acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees and other expenses paid by the Fund.  Although the Portfolio does not expect to do so in the foreseeable future, it is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

The Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including “country funds.”  Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.  The Portfolio may also invest in iSharessm and similar securities.  iSharessm are shares of an investment company that invests substantially all of its assets in securities included in various securities indices including foreign securities indices.  iSharessm are listed on the AMEX and were initially offered to the public in 1996.  The market prices of iSharessm are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iSharessm on the AMEX.  To date, iSharessm have traded at relatively modest discounts and premiums to the NAVs.  However, iSharessm have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles.  In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected.  If such disruptions were to occur, a Fund could be required to reconsider the use of iSharessm as part of its investment strategy.

Repurchase Agreements.  The Portfolio may enter into repurchase agreements with banks, brokers, and dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.  These repurchase agreements may involve foreign government securities.  A repurchase agreement is an arrangement under which the Portfolio purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by the Portfolio’s custodian (or sub-custodian). The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the security subject to the repurchase agreement.

For purposes of the Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security.  For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller.  In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security.  Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.

Reverse Repurchase Agreements.  The Portfolio may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Portfolio will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment.  These reverse repurchase agreements may involve foreign government securities.  Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio’s outstanding shares.

When the Portfolio enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Goldman Sachs High Yield Portfolio.  The limitations are not “fundamental” restrictions and may be changed by the Trustees without shareholder approval.

The Portfolio may not:

(1)           Invest in companies for the purpose of exercising control or management;

(2)           Invest more than 15% of the Fund’s net assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

(3)           Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets; or

(4)           Make short sales of securities, except short sales against-the-box.

AST Lord Abbett Bond-Debenture Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Investment Policies:

Convertible Securities.  The Portfolio may invest in convertible bonds and convertible preferred stocks.  These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Lord Abbett Bond-Debenture Portfolio.  These limitations are not “fundamental” restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.             Change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

2.             Pledge its assets (other than to secure borrowings, or to the extent permitted by the Portfolio’s investment policies);

3.             Make short sales of securities;

4.             Invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities;

5.             Invest in the securities of other investment companies except in compliance with the 1940 Act;

6.             Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

7.             Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in this Statement and the Trust’s Prospectus, as they may be amended from time to time;

8.             Invest more than 10% of the market value of its gross assets at the time of investment in debt securities that are in default as to interest or principal.

AST PIMCO Total Return Bond Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital.  The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Portfolio may invest.

Investment Policies:

Unless otherwise indicated, all limitations applicable to the Portfolio apply only at the time a transaction is entered into.  Unless otherwise noted, the Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in this Statement or the Trust’s Prospectus that the investment adviser reasonably believes is compatible with the investment objectives and policies of that Portfolio.

Borrowing.  The Portfolio may borrow for temporary administrative purposes.  This borrowing may be unsecured.  The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.  The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

In addition to the above, the Portfolio may enter into reverse repurchase agreements and “mortgage dollar rolls.”  A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price.  In a “dollar roll” transaction the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price.  A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical.”  To be considered “substantially identical,” the securities returned to the Portfolio generally must:  (1) be collateralized by the same types of underlying mortgages; (2)  be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar maturity: (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.  The Portfolio’s obligations under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account.

Both dollar roll and reverse repurchase agreements will be subject to the 1940 Act’s limitations on borrowing, as discussed above.  Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Portfolio’s overall limitations on investments in illiquid securities.

Corporate Debt Securities.  The Portfolio’s investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-advisor’s opinion comparable in quality to corporate debt securities in which the Portfolio may invest.  In the event that ratings services assign different ratings to the same security, the Sub-advisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Among the corporate bonds in which the Portfolio may invest are convertible securities.  A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.  A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible debt securities.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price.  If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security and convert it to underlying common stock, or will sell the convertible security to a third party.  The Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Investments in securities rated below investment grade that are eligible for purchase by the Portfolio (i.e., rated B or better by Moody’s or S&P) are described as “speculative” by both Moody’s and S&P.  Investment in lower-rated corporate debt securities (“high yield securities”) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.  These high yield securities are regarded as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession.  A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market.  Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield, high risk securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.  The price of high yield securities have been found to be less sensitive to interest-rate adverse economic downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery.  In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield, high risk securities are traded may be less liquid than the market for higher grade securities.  Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market.  When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.  The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.  For an additional discussion of certain risks involved in lower-rated debt securities, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Objectives.”

Participation on Creditors Committees.  The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio.  Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  The Portfolio will participate on such committees only when the Sub-advisor believes that such participation is necessary or desirable to enforce the Portfolio’s rights as a creditor or to protect the value of securities held by the Portfolio.

Mortgage-Related Securities.  The Portfolio may invest in mortgage-backed securities.  Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see “Mortgage Pass-Through Securities”).  The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association (“GNMA”).  GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  FNMA is a government-sponsored corporation owned entirely by private stockholders.  It is subject to general regulation by the Secretary of Housing and Urban Development.  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders.  FHLMC issues Participation Certificates (“PC’s”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  The Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Sub-advisor determines that the securities meet the Trust’s quality standards.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.  The Portfolio will not purchase mortgage-related securities or any other assets which in the Sub-advisor’s opinion are illiquid if, as a result, more than 15% of the value of the Portfolio’s total assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio’s industry concentration restrictions, set forth in this Statement under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities.  In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default that other comparable securities in the event of adverse economic, political or business developments that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of the CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C Bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC.  Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly.  The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool.  All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities.  Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments.  Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs.  FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

For an additional discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer.  The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments.  Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital.  The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.  In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities.  See “Other Mortgage-Related Securities — Stripped Mortgage-Backed Securities.”  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based.  As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers.  The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets.  Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question.  In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended.  CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Portfolio’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, which the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Portfolio’s limitations on investment in illiquid securities.

Other Asset-Backed Securities.  Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future.  Several types of asset-backed securities may be offered to investors, including Certificates for Automobile Receivables.  The Portfolio takes the position that such securities do not represent interests in any particular “industry” or group of industries.  For a discussion of automobile receivables, see this Statement under “Certain Risk Factors and Investment Methods.”  Consistent with the Portfolio’s investment objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

Foreign Securities.  The Portfolio may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.  The Portfolio may invest up to 10% of its assets in securities of issuers based in emerging market countries.  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies.  For a discussion of certain risks involved in foreign investments, in general, and the special risks of investing in developing countries, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

The Portfolio also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see ““Derivative Instruments”), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the tine of the contract.  These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency.  Open positions in forward contracts are covered by the segregation with the Trust’s custodian of cash or other liquid assets and are marked to market daily.  Although such contracts are intended to minimize the risk of loss due to a decline on the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

Brady Bonds.  The Portfolio may invest in Brady Bonds.  Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).  Brady Plan debt restructurings have been implemented in a number of countries, including in Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela.  In addition, Brazil has concluded a Brady-like plan.  It is expected that other countries will undertake a Brady Plan in the future.

Brady Bonds do not have a long payment history.  Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.  Brady bonds are not considered to be U.S. Government securities.  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.  Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having three or four valuation components:  (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders.  A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies)

and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Bank Obligations.  Bank obligations in which the Portfolios invest include certificates of deposit, bankers’ acceptances, and fixed time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.  The Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Portfolio will limit its investments in United States bank obligations to obligations of United States bank (including foreign branches) which have more than $1 billion in total assets at the time of investment and are member of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.  The Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess $1 billion.

The Portfolio will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Portfolio may invest.  Subject to the Portfolio’s limitation on concentration of no more than 25% of its assets in the securities of issuers in particular industry, there is no limitation on the amount of the Portfolio’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.  Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Short Sales.  The Portfolio may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.  A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash or other liquid assets in a segregated account.  The Portfolio does not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Portfolio’s net assets.  This percentage may be varied by action of the Trust’s Board of Trustees.  A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Derivative Instruments.  In pursuing its individual objective, the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts (“future options”) for hedging purposes or as part of their overall investment strategy.  The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities.  If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio may also use those instruments, provided that the Trust’s Board of Trustees determines that their use is consistent with the Portfolio’s investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be “covered” or “secured” and that futures and futures options will be used only primarily for hedging purposes).

Options on Securities and Indexes.  The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

The Portfolio will write call options and put options only if they are “covered.”  In the case of a call option on a security, the option is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents or other liquid assets in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio.  For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value.  A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.  A put option on a security or an index is “covered” if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian.  A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Portfolio will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss.  The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio.  The premium received for a option written by the Portfolio is recorded as a deferred credit.  The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.  For a discussion of certain risks involved in options, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Currency Options.  The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options.  Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts.  The Portfolio may use interest rate, foreign currency or index futures contracts, as specified in the Trust’s Prospectus.  An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The Portfolio may purchase and write call and put futures options.  Futures options possess many of the same characteristics as options on securities and indexes (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

To comply with applicable rules of the CFTC under which the Trust and the Portfolio avoid being deemed a “commodity pool” or a “commodity pool operator,” the Portfolio intends generally to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice.  For example, the Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio’s securities or the price of the securities which the Portfolio intends to purchase.  The Portfolio’s hedging activities may include sales of futures contracts as an offset against the effect or expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce that Portfolio’s exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied.  The Portfolio expects to earn interest income on its initial margin deposits.  A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, each Portfolio will mark to market its open futures positions.

The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss.  The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Futures Options.  In general, the Portfolio intends to enter into positions in futures contracts and related options only for “bona fide hedging” purposes.  With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Portfolio’s total assets.  A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, the Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, the Portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

Swap Agreements.  For purposes of applying the Portfolio’s investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Portfolio at market value.  In the case of a credit default swap sold by the Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.  The Portfolio may also enter into interest rate, index, credit and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. The Portfolio may also enter into options on swap agreements.  For a discussion of swap agreements, see the Trust’s Prospectus under “Investment Objectives and Policies.”  The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets to avoid any potential leveraging of the Portfolio’s portfolio.  The Portfolio will not enter into a swap agreement with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5% of the Portfolio’s assets.

Whether the Portfolio’s use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of longer than seven days, swap agreements may be considered to be illiquid.  Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio’s repurchase agreement guidelines.  Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.  To qualify for this exemption, a swap agreement must be entered into by “eligible participants.”  To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition, an eligible swap transaction must meet three conditions.  First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms.  Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and partnerships may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations.  The Policy Statement applies to swap transactions settled in cash that (1) have individual tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes.  Structured notes are derivative debt securities, the interest rate or principal of which is related to another economic indicator or financial market index.  Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by such an unrelated indicator.  Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.  To the extent the Portfolio invests in these securities, however, the Sub-advisor analyzes these securities in its overall assessment of the effective duration of the Portfolio’s portfolio in an effort to monitor the Portfolio’s interest rate risk.

Foreign Currency Exchange-Related Securities.  The Portfolio may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper.  For a description of these instruments, see this Statement under “Certain Risk Factor and Investment Methods.”

Warrants to Purchase Securities.  The Portfolio may invest in or acquire warrants to purchase equity or fixed-income securities.  Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.  Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate.  A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.

Hybrid Instruments.  The Portfolio may invest up to 5% of its assets in hybrid instruments. A hybrid instrument can combine the characteristics of securities, futures, and options.  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return.  For an additional discussion of hybrid instruments and certain risks involved therein, see this Statement under “Certain Risk Factors and Investment Methods.”

Inverse Floaters.  The Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.  The Portfolio will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities.

Loan Participations.  The Portfolio may purchase participations in commercial loans.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  When purchasing loan participations, the Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which the Portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders.  The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of the Portfolio were determined to be subject to the claims of the agent bank’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If the Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected.  Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Portfolio bears a substantial risk of losing the entire amount invested.

The Portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”).  For purposes of these limits, the Portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the Portfolio.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer.  Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loan and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-advisor believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  In addition, the Portfolio currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments.  Investments in loan participations are considered to be debt obligations for purposes of the Company’s investment restriction relating to the lending of funds or assets by the Portfolio.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Portfolio.  For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, the Portfolio relies on the Sub-advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

Delayed Funding Loans and Revolving Credit Facilities.  The Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate liquid assets, determined to be liquid by the Sub-advisor in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.  The Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  The Portfolio currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments.  Participation interests in revolving credit facilities will be subject to the limitations discussed above under “Loan Participations.”  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Portfolio.

Investment Company Securities.  The Portfolio may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act.  The Portfolio may invest in securities of money market funds managed by the Sub-advisor subject to the terms of an exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.  Under such order, the Portfolio will limit its aggregate investment in a money market fund managed by the Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million, although the Trust’s Board of Trustees may increase this limit up to 25% of the company’s total assets.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST PIMCO Total Return Bond Portfolio.  These limitations are not “fundamental” restrictions, and may be changed by the Trustees without shareholder approval.

1.             The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

2.             The Portfolio will not invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in “illiquid securities,” illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor’s option may be deemed illiquid.

3.             The Portfolio will not purchase securities for the Portfolio from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of the Investment Manager or of the Sub-advisor.

4.             The Portfolio will not invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

5.             The Portfolio will not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Trust’s Prospectus and this Statement for transactions in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments.

6.             Invest in companies for the purpose of exercising control or management.

7.             Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

AST PIMCO Limited Maturity Bond Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Investment Policies:

Unless otherwise indicated, all limitations applicable to the Portfolio apply only at the time a transaction is entered into.  Unless otherwise noted, the Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in this Statement or the Trust’s Prospectus that the investment adviser reasonably believes is compatible with the investment objectives and policies of that Portfolio.

Borrowing.  The Portfolio may borrow for temporary administrative purposes.  This borrowing may be unsecured.  The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio’s securities.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.  The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Among the forms of borrowing in which the Portfolio may engage is the entry into reverse repurchase agreements.  A reverse repurchase agreement involves the sale of the Portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price.  The Portfolio will maintain a segregated account with its Custodian consisting of cash or other liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks).  However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.  To the extent that the Portfolio collateralizes its obligations under a reverse repurchase agreement, the asset coverage requirements of the 1940 Act will not apply.

In addition to the above, the Portfolio may enter into reverse repurchase agreements and “mortgage dollar rolls.”  A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price.  In a “dollar roll” transaction the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price.  A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical.”  To be considered “substantially identical,” the securities returned to the Portfolio generally must:  (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.  The Portfolio’s obligations under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account.

Both dollar roll and reverse repurchase agreements will be subject to the 1940 Act’s limitations on borrowing, as discussed above.  Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Portfolio’s overall limitations on investments in illiquid securities.

Corporate Debt Securities.  The Portfolio’s investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-advisor’s opinion comparable in quality to corporate debt securities in which the Portfolio may invest.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Among the corporate bonds in which the Portfolio may invest are convertible securities.  A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.  A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible debt securities.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price.  If a convertible security held by the Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.  The Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Investments in securities rated below investment grade that are eligible for purchase by the Portfolio (i.e., rated B or better by Moody’s or S&P), are described as “speculative” by both Moody’s and S&P.  Investment in lower-rated corporate debt securities (“high yield securities”) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.  These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession.  A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market.  Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.  The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery.  In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities.  Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market.  When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.  The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.  For a discussion of the risks involved in lower-rated debt securities, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Participation on Creditors Committees.  The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio.  Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  The Portfolio would participate on such committees only when the Adviser believed that such participation was necessary or desirable to enforce the Portfolio’s rights as a creditor or to protect the value of securities held by the Portfolio.

Mortgage-Related Securities.  The Portfolio may invest in mortgage-backed securities.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see “Mortgage Pass-Through Securities”).  The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association (“GNMA”).  GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  FNMA is a government-sponsored corporation owned entirely by private stockholders.  It is subject to general regulation by the Secretary of Housing and Urban Development.  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders.  FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  The Fixed-Income Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Trust’s quality standards.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.  No Portfolio will purchase mortgage-related securities or any other assets which in the Adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Portfolio’s total assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio’ industry concentration restrictions, set forth in this Statement under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities.  In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  The assets underlying such securities may be represented by the Portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C Bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC.  Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly.  The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool.  All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities.  Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments.  Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs.  FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.  For an additional discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer.  The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments.  Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital.  The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.  In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities.  See “Other Mortgage-Related Securities — Stripped Mortgage-Backed Securities.”  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based.  As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers.  The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets.  Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question.  In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended.  CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Portfolio’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Portfolio’s limitations on investment in illiquid securities.

Other Asset-Backed Securities.  Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future.  Several types of asset-backed securities maybe offered to investors, including Certificates for Automobile Receivables.  For a discussion of automobile receivables, see this Statement under “Certain Risk Factors and Investment Methods.”

Foreign Securities.  The Portfolio may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.  The Portfolio will concentrate its foreign investments in securities of issuers based in developed countries.  The Portfolio may invest up to 5% of its assets in securities of issuers based in emerging market countries.  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies.  For a discussion of certain risks involved in foreign investments, in general, and the special risks of investing in developing countries, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

The Portfolio also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency.  Open positions in forward contracts are covered by the segregation with the Trust’s custodian of cash or other liquid assets and are marked to market daily.  Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

Brady Bonds.  The Portfolio may invest in Brady Bonds.  Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).  Brady Plan debt restructurings have been implemented in a number of countries, including in Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela.  In addition, Brazil has concluded a Brady-like plan.  It is expected that other countries will undertake a Brady Plan in the future.

Brady Bonds have been issued only recently, and accordingly do not have a long payment history.  Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.  Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having three or four valuation components:  (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders.  A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Bank Obligations.  Bank obligations in which the Portfolio invests include certificates of deposit, bankers’ acceptances, and fixed time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.  The Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Portfolio will limit its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.  The Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Portfolio will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (I) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Portfolio may invest.  Subject to the Trust’s limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of the Portfolio’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or because the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.  Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Short Sales.  The Portfolio may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.  A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash or other liquid assets in a segregated account.  The Portfolio does not intend to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Portfolio’s net assets.  This percentage may be varied by action of the Trust’s Board of Trustees.  A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Derivative Instruments.  In pursuing its objective, the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes.  The Portfolio also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.  The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities.  If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio may also use those instruments, provided that the Trust’s Board of Trustees determines that their use is consistent with the Portfolio’s investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be “covered” or “secured” and that futures and futures options will be used only for hedging purposes).

Options on Securities and Indexes.  The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

The Portfolio will write call options and put options only if they are “covered.”  In the case of a call option on a security, the option is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents or other liquid assets in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio.  For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value.  A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (I) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.  A put option on a security or an index is “covered” if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian.  A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss.  The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio.  The premium received for an option written by the Portfolio is recorded as a deferred credit.  The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.  For a discussion of certain risks involved in options, see this Statement and the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Foreign Currency Options.  The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options.  Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts.  The Portfolio may use interest rate, foreign currency or index futures contracts, as specified in the Trust’s Prospectus.  An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The Portfolio may purchase and write call and put futures options.  Futures options possess many of the same characteristics as options on securities and indexes (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

To comply with applicable rules of the CFTC under which the Trust and the Portfolio avoid being deemed a “commodity pool” or a “commodity pool operator,” the Portfolio intends generally to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice.  For example, the Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio’s securities or the price of the securities which the Portfolio intends to purchase.  The Portfolio’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce that Portfolio’s exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied.  The Portfolio expects to earn interest income on its initial margin deposits.  A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Portfolio will mark to market its open futures positions.

The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss.  The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Futures Options.  In general, the Portfolio intends to enter into positions in futures contracts and related options only for “bona fide hedging” purposes.  With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Portfolio’s total net assets.  A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, the Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, the Portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.  For a discussion of the risks involved in futures contracts and related options, see the Trust’s Prospectus and this Statement under “Certain Factors and Investment Methods.”

Swap Agreements.  The Portfolio may enter into interest rate, index, credit and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.  The Portfolio may also enter into options on swap agreements.  For a discussion of swap agreements, see the Trust’s Prospectus under “Investment Objectives and Policies.”  The Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets to avoid any potential leveraging of the Portfolio’s portfolio.  The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s assets.

Whether the Portfolio’s use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of longer than seven days, swap agreements may be considered to be illiquid.  Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio’s repurchase agreement guidelines.  Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.  To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels:  a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person.  To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition, an eligible swap transaction must meet three conditions.  First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms.  Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations.  The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes.  Structured notes are derivative debt securities, the interest rate or principal of which is related to another economic indicator or financial market index.  Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by such an unrelated indicator.  Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.  To the extent the Portfolio invests in these securities, however, the Sub-advisor analyzes these securities in its overall assessment of the effective duration of the Portfolio’s portfolio in an effort to monitor the Portfolio’s interest rate risk.

Foreign Currency Exchange Related Securities.  The Portfolio may also invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper.  For a discussion of these, see this Statement under “Certain Risk Factors and Investment Methods.”

Warrants to Purchase Securities.  The Portfolio may invest in or acquire warrants to purchase equity or fixed-income securities.  Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.  Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate.  A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.

Hybrid Instruments.  The Portfolio may invest up to 5% of its assets in hybrid instruments. A hybrid instrument can combine the characteristics of securities, futures, and options.  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return.  For an additional discussion of hybrid instruments and certain risks involved therein, see this Statement under “Certain Risk Factors and Investment Methods.”

Inverse Floaters.  The Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.  The Portfolio will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities.

Loan Participations.  The Portfolio may purchase participations in commercial loans.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  When purchasing loan participations, the

Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which the Portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders.  The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of the Portfolio were determined to be subject to the claims of the agent bank’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If the Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected.  Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Portfolio bears a substantial risk of losing the entire amount invested.

The Portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”).  For purposes of these limits, the Portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the Portfolio.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer.  Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loan and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-advisor believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  In addition, the Portfolio currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments.  Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Portfolio.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Portfolio.  For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, the Portfolio relies on the Sub-advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

Delayed Funding Loans and Revolving Credit Facilities.  The Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate liquid assets, determined to be liquid by the Sub-advisor in accordance with procedures established by the Board of Trustee, in an amount sufficient to meet such commitments.  The Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  The Portfolio currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments.  Participation interests in revolving credit facilities will be subject to the limitations discussed above under “Loan Participations.”  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Portfolio.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST PIMCO Limited Maturity Bond Portfolio.  These limitations are not “fundamental” restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.             The Portfolio will not change its policy to invest at least 80% of the value of its assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

2.             Invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in “illiquid securities,” illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Portfolio has purchased, securities being used to cover such options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor’s opinion may be deemed illiquid.

3.             Invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

4.             Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this SAI.

5.             Invest in companies for the purpose of exercising control or management.

6.             Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities.  Therefore, the Portfolio has adopted an investment policy pursuant to which the Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio’s existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable.  However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price).  The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.”

AST Money Market Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Investment Policies:

Bank Obligations.  The Portfolio will not invest in bank obligations for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

Asset-Backed Securities.  The Portfolio may invest in asset-backed securities backed by credit card receivables, automobile loans, manufactured housing loans and home equity loans in an aggregate amount of up to 10% of the Portfolio’s net assets, subject to the limitations of rule 2a-7 under in Investment Company Act of 1940.  These asset-backed securities in which the Portfolio may invest are subject to the Portfolio’s overall credit requirements.  However, asset-backed securities, in general, are subject to certain risks.  Most of these risks are related to limited interests in applicable collateral.  For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due.  Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.  Because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of the market cycle has not been tested.  For a discussion of asset-backed securities and the risks involved therein see the Trust’s Prospectus and this Statement under “Certain Risk Factors and Investment Methods.”

Synthetic Instruments.  As may be permitted by current laws and regulations and if expressly permitted by the Board of Trustees of the Trust, the Portfolio may invest in certain synthetic instruments.  Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust.  The certificates are generally sold in private placements in reliance on Rule 144A of the Securities Act of 1933 (without registering the certificates under such Act).

Reverse Repurchase Agreements.  The Portfolio invests the proceeds of borrowings under reverse repurchase agreements.  The Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.  The Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement.  The Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.  The Portfolio will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements.  If interest rates rise during the term of a reverse repurchase agreement, such reverse repurchase agreement may have a negative impact on the Portfolio’s ability to maintain a net asset value of $1.00 per share.

Foreign Securities.  The Portfolio may invest in U.S. dollar-denominated foreign securities.  Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.  Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”).  Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets.  For a discussion of depositary receipts and the risks involved in investing in foreign securities, see the Trust’s Prospectus under “Certain Risk Factors and Investment Methods.”

Lending Portfolio Securities.  Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice.  Borrowed securities must be returned when the loan is terminated.  The Portfolio may pay reasonable finders’ and custodial fees in connection with a loan.  In making a loan, the Portfolio will consider the creditworthiness of the borrowing financial institution.

Investment Policies Which May Be Changed Without Shareholder Approval.  The following limitations are applicable to the AST Money Market Portfolio.  These limitations are not “fundamental” restrictions and may be changed by the Trustees without shareholder approval.

1.             The Portfolio will not buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

2.             Portfolio will not invest in companies for the purpose of exercising control or management.

3.             The Portfolio will not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Portfolio’s total assets would be in investments which are illiquid.

4.             The Portfolio will not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.

Investment Objective and Policy Applicable to All Portfolios:

In order to permit the sale of shares of the Trust to separate accounts of Participating Insurance Companies in certain states, the Trust may make commitments more restrictive than the restrictions described in the section of this Statement entitled “Investment Restrictions.”  Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders it will revoke the commitment and terminate sales of its shares in the state(s) involved.

The Board of Trustees of the Trust may, from time to time, promulgate guidelines with respect to the investment policies of the Portfolios.

INVESTMENT RESTRICTIONS:

The investment restrictions set forth below are “fundamental” policies.  See the subsection of this Statement entitled “Investment Objectives and Policies” for further discussion of “fundamental” policies of the Trust and the requirements for changing such “fundamental” policies.  Investment policies that are not “fundamental” may be found in the general description of the investment policies of each Portfolio, as described in the section of this Statement and the Trust’s Prospectus entitled “Investment Objectives and Policies.”

The investment restrictions below apply only to the Portfolio or Portfolios described in the text preceding the restrictions.

Investment Restrictions Applicable Only to the AST Goldman Sachs Concentrated Growth Portfolio, the AST Hotchkis & Wiley Large-Cap Value Portfolio, the AST Alliance Growth and Income Portfolio the AST Goldman Sachs High Yield Portfolio, the AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio.

1.             A Portfolio will not underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.

2.             A Portfolio will not issue senior securities.

Investment Restrictions Applicable Only to the AST LSV International Value Portfolio:

As a matter of fundamental policy, the Portfolio will not:

1.             Make loans of money or securities other than (a) through the purchase of securities in accordance with the Portfolio’s investment objective, (b) through repurchase agreements, (c) by lending portfolio securities in an amount not to exceed 33 1/3% of the Portfolio’s total assets and (d) loans of money to other investment companies to the extent permitted by the

Investment Company Act of 1940 or any exemptions therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

2.             Underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

3.             Issue senior securities;

4.             Invest directly in physical commodities (other than foreign currencies), real estate or interests in real estate; provided, that the Portfolio may invest in securities of issuers which invest in physical commodities, real estate or interests in real estate; and, provided further, that this restriction shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts, or from investing in securities or other instruments backed by physical commodities, real estate or interests in real estate;

5.             Make any investment which would concentrate 25% or more of the Portfolio’s total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

6.             Borrow money except from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and then in amounts up to 33 1/3% of the Portfolio’s total assets;

7.             As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities); or

8.             As to 75% of the value of its total assets, purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

In applying the above restriction regarding investments in a single industry, the Portfolio uses industry classifications based, where applicable, on Baseline, Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor’s, information obtained from Bloomberg L.P. and Moody’s International, and/or the prospectus of the issuing company.  Selection of an appropriate industry classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion.  (This note is not a fundamental policy.)

Investment Restrictions Applicable Only to the AST William Blair International Growth Portfolio:

1.             The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).  If borrowings exceed 33 1/3% of the value of the Portfolio’s total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.  Subject to the above limitations, the Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

2.             The Portfolio will not, as to 75% of the value of its total assets, own more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act as amended), if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.

3.             The Portfolio will not invest more than 25% of the value of its assets in any particular industry (other than U.S. government securities).

4.             The Portfolio will not invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

5.             The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

6.             The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio’s investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7.             The Portfolio will not act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its securities.

8.             The Portfolio will not issue senior securities except in compliance with the 1940 Act.

Investment Restrictions Applicable Only to the AST Small-Cap Value Portfolio:

The following fundamental policies should be read in connection with the notes set forth below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.             Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law.  Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.  The Portfolio may borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2.             Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3.             Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4.             Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program to the extent permitted by applicable law, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio’s total assets; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

5.             Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6.             Purchase a security if, as a result, with respect to 75% of the value of the Portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7.             Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8.             Issue senior securities except in compliance with the 1940 Act; or

9.             Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

Notes:  The following notes should be read in connection with the above-described fundamental policies.  The notes are not fundamental policies.

With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST T. Rowe Price Natural Resources Portfolio:

The following fundamental policies should be read in connection with the notes set forth below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.             Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law.  Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.  The Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2.             Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3.             Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4.             Make loans, although the Portfolio may (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio’s total assets; (ii) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance; (iii) purchase money market securities and enter into repurchase agreements; and (iv) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5.             Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6.             Purchase a security if, as a result, with respect to 75% of the value of the Portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7.             Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8.             Issue senior securities except in compliance with the 1940 Act; or

9.             Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

Notes:  The following notes should be read in connection with the above-described fundamental policies.  The notes are not fundamental policies.

With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.  Industries are determined by reference to the classifications of industries set forth in the Portfolio’s semi-annual and annual reports.

For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST Goldman Sachs Concentrated Growth Portfolio:

1.             As to 50% of the value of its total assets, the Portfolio will not purchase a security of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if as a result, (a) more than 5% of its total assets, at market value, would be invested in the securities of any one issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

2.             The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3.             The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

4.             The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities and other instruments backed by physical commodities).

5.             The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio’s investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

6.             The Portfolio may not borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law.  Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.  The Portfolio may borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

Investment Restrictions Applicable Only to the AST Alliance Growth and Income Portfolio:

1.             As to 75% of the value of its total assets, the Portfolio will not purchase a security of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

2.             The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio’s investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

3.             The Portfolio will not concentrate its investments in any one industry (the Portfolio’s investment policy of keeping its assets in those securities which are selling at the most reasonable prices in relation to value normally results in diversification among many industries – consistent with this, the Portfolio does not intend to invest more than 25% of its assets in any one industry classification used by the Sub-advisor for investment purposes, although such concentration could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

4.             The Portfolio will not borrow money except from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and then in amounts not in excess of 33 1/3% of its total assets.  The Portfolio may borrow at prevailing interest rates and invest the Portfolios in additional securities.  The Portfolio’s borrowings are limited so that immediately after such borrowing the value of the Portfolio’s assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings.  Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test.  Under such a circumstance, the Portfolio have to liquidate securities at a time when it is disadvantageous to do so.

5.             The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

6.             The Portfolio will not invest directly in oil, gas, or other mineral exploration or development programs; however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

Investment Restrictions Applicable Only to the AST Hotchkis & Wiley Large-Cap Value Portfolio:

As a matter of fundamental policy, the Portfolio may not:

1.             Borrow money except from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, in excess of 33 1/3% of the value of its total net assets, and when borrowing, it is for temporary or emergency purposes;

2.             Buy or sell real estate, commodities, commodity contracts (however, the Portfolio may purchase securities of companies investing in real estate);

3.             Purchase securities if the purchase would cause the Portfolio, at the time, with respect to 75% of its total assets, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies);

4.             Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio’s investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv)

make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance; or

5.             Invest more than 25% of the value of the Portfolio’s assets in one particular industry.

Investment Restrictions Applicable Only to the AST American Century Strategic Balanced Portfolio:

As a matter of fundamental policy, the Portfolio will not:

1.             Make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio’s investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

2.             With respect to 75% of the value of its total assets, purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio’s assets at market to be invested in the securities of such issuer, except United States government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

3.             Invest more than 25% of the assets of the Portfolio, exclusive of cash and U.S. government securities, in securities of any one industry;

4.             Issue any senior security except in compliance with the 1940 Act;

5.             Underwrite any securities except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

6.             Purchase or sell real estate.  (In the opinion of the Sub-advisor, this restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate.);

7.             Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio’s investment policies or (ii) investing in securities of any kind; or

8.             Borrow any money, except in an amount not in excess of 33 1/3% of the total assets of the Portfolio, and then only for temporary, emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.  Subject to the above limitations, the Portfolio may borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

Investment Restrictions Only Applicable to the AST T. Rowe Price Asset Allocation Portfolio:

The following fundamental policies should be read in connection with the notes set forth below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.             Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio’s investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law.  Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.  The Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2.             Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3.             Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4.             Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly- distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio’s total assets; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

5.             Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;

6.             Purchase a security if, as a result, with respect to 75% of the value of the Portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

7.             Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

8.             Issue senior securities except in compliance with the 1940 Act; or

9.             Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

Notes: The following notes should be read in connection with the above described fundamental policies.  The notes are not fundamental policies.

With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (2), the Portfolio does not consider currency contracts on hybrid investments to be commodities.

For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry.  Foreign governments are considered an industry.

For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST T. Rowe Price Global Bond Portfolio:

As a matter of fundamental policy, the Portfolio may not:

1.             Borrow money, except for temporary, extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings.  Subject to the above limitations, the Portfolio may borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2.             Purchase or sell real estate (except that the Portfolio may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

3.             Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

4.             Make loans to other persons, except (a) loans of portfolio securities, (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans, and (c) loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

5.             Issue senior securities except in compliance with the 1940 Act; or

6.             Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

Notes: The following notes should be read in connection with the above described fundamental policies.  The notes are not fundamental policies.

For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

For purposes of investment restriction (6), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.  It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction.  For as long as this staff position is in effect, the Portfolio will not invest more than 25% of its total assets in the securities of any single governmental issuer.  For purposes of this restriction, governmental entities are considered separate issuers.

Investment Restrictions Applicable Only to the AST Goldman Sachs High Yield Portfolio:

1.             The Portfolio will not borrow money except for temporary, extraordinary or emergency purposes and then only from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and only in amounts not in excess of 33 1/3% of the value of its net assets, taken at the lower of cost or market.  In addition, to meet redemption requests without immediately selling portfolio securities, the Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including borrowings, but including the current fair market value of any securities carried in open short positions). This practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.  If, due to market fluctuations or other reasons, the value of the Portfolio’s assets falls below 300% of its borrowings, it will reduce its borrowings within three business days.

2.             The Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except cash and cash instruments, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements).

3.             The Portfolio will not purchase or sell real estate, although it may invest in marketable securities secured by real estate or interests in real estate, and it may invest in the marketable securities of companies investing or dealing in real estate.

4.             The Portfolio will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs. However, it may invest in the marketable securities of companies investing in or sponsoring such programs.

5.             The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio’s investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6.             The Portfolio will not invest more than 25% of the value of its total assets in one industry.  However, for temporary defensive purposes, the Portfolio may at times invest more than that percentage in: cash and cash items; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or instruments secured by these money market instruments, such as repurchase agreements.

Investment Restrictions Applicable Only to the AST PIMCO Total Return Bond Portfolio:

1.             The Portfolio will not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of investment) would be invested in securities of issuers of a particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2.             The Portfolio will not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

3.             The Portfolio will not, with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer;

4.             The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5.             The Portfolio will not purchase or sell commodities contracts or oil, gas or mineral programs.  This restriction shall not prohibit the Portfolio, subject to restrictions stated in the Trust’s Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities laws or commodities laws;

6.             The Portfolio will not borrow money, issue senior securities, pledge, mortgage, hypothecate its assets, except that the Portfolio may (i) borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is an asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Trust’s Prospectus and this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio’s assets);

7.             The Portfolio will not lend funds or other assets, except that the Portfolio may, consistent with its investment objective and policies:  (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of a loan, (b) enter into repurchase agreements, (c) lend its Portfolio securities in an amount not to exceed one-third the value of its total assets, provided such loans are and in accordance with applicable guidelines established by the SEC; and (d) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

Investment Restrictions Applicable Only to the AST PIMCO Limited Maturity Bond Portfolio:

As a matter of fundamental policy, the Portfolio may not:

1.             Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2.             With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

3.             With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

4.             Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5.             Purchase or sell commodities or commodities contracts or oil, gas or mineral programs.  This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

6.             Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i)  borrow from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Prospectus and in this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio assets);

7.             Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, banker’ acceptance and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC; and (d) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

Investment Restrictions Applicable Only to the AST Money Market Portfolio:

1.             The Portfolio will not purchase a security if as a result, the Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2.             As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3.             The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers’ acceptances of United States branches of United States banks).

4.             The Portfolio will not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Portfolio’s total assets, less liabilities other than obligations created by reverse repurchase agreements.

5.             The Portfolio will not borrow money, except from persons to the extent permitted by applicable law including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, for temporary, extraordinary or emergency purposes and then only in amounts not to exceed 33 1/3% of the value of the Portfolio’s total assets, taken at cost, at the time of such borrowing.  The Portfolio may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing.  The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio’s total assets.  This borrowing provision is included to facilitate the orderly sale of securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.

6.             The Portfolio will not make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of Portfolio securities in accordance with the Portfolio’s investment objectives and policies, or making loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7.             The Portfolio will not purchase or sell puts, calls, straddles, spreads, or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas or mineral exploration or development programs.  However, the Portfolio may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts.

Investment Restrictions Applicable Only to the AST JP Morgan International Equity Portfolio, the AST MFS Global Equity Portfolio, the AST Small-Cap Growth Portfolio, the AST DeAM Small-Cap Growth Portfolio, the AST Federated Aggressive Growth Portfolio, the AST Goldman Sachs Small-Cap Value Portfolio, the AST DeAM Small-Cap Value Portfolio, the AST Goldman Sachs Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Alger All-Cap Growth Portfolio, the AST Gabelli All-Cap Value Portfolio, the AST Alliance Growth Portfolio, the AST MFS Growth Portfolio, the AST Marsico Capital Growth Portfolio, the AST DeAM Large-Cap Value Portfolio, the AST Alliance/Bernstein Growth + Value Portfolio, the AST Sanford Bernstein Core Value Portfolio, the AST Cohen & Steers Realty Portfolio, the AST Sanford Bernstein Managed Index 500 Portfolio, the AST American Century Income & Growth Portfolio, the AST Global Allocation Portfolio and the AST Lord Abbett Bond-Debenture Portfolio.

1.             No Portfolio may issue senior securities, except as permitted under the 1940 Act.

2.             No Portfolio may borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law.  Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.  Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3.             No Portfolio may underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4.             No Portfolio may purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5.             No Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio’s investment policies, or (ii) investing in securities of any kind.

6.             No Portfolio may make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7.             No Portfolio other than the AST Cohen & Steers Realty Portfolio may purchase any security if, as a result, more than 25% of the value of the Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).  The AST Cohen & Steers Realty Portfolio will invest at least 25% of its total assets in securities of companies engaged in the real estate business.

8.             No Portfolio other than the AST Cohen & Steers Realty Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.  The AST Cohen & Steers Realty Portfolio may not, with respect to 50% of a Portfolio’s total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Portfolio would be invested in such issuer.

If a restriction on a Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio’s investment portfolio, resulting from changes in the value of the Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit a Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (7), the AST JPMorgan International Equity Portfolio and the AST DeAM Global Allocation Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolios’ assets invested in the securities of issuers in a particular industry.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

Some of the investment instruments, techniques and methods which may be used by one or more of the Portfolios and the risks attendant thereto are described below.  Other risk factors and investment methods may be described in the “Investment Objectives and Policies” and “Certain Risk Factors and Investment Methods” section in the Trust’s Prospectus and in the “Investment Objectives and Policies” section of this Statement.  The risks and investment methods described below apply only to those Portfolios which may invest in such instruments or use such techniques.

Debt Obligations:

Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including, the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.  Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market prices of debt securities usually vary, depending upon available yields.  An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.  The ability of the Portfolio to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due.

Special Risks Associated with Low-Rated and Comparable Unrated Securities:

Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below.  See the Appendix of this Statement for a discussion of securities ratings.

Effect of Interest Rates and Economic Changes.  A prolonged economic downturn could severely disrupt the market for and adversely affect the value of low-rated and comparable unrated securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.  The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.  Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risks than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Portfolio might incur additional expenses to seek recovery.  Periods of economic uncertainty and changes also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in a Portfolio’s net asset value.

As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Portfolio’s net asset value.  If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits.  Due to the limited liquidity of high-yield securities (discussed below) a Portfolio may be forced to liquidate these securities at a substantial discount.  Any such liquidation would reduce a Portfolio’s asset base over which expenses could be allocated and could result in a reduced rate of return for a Portfolio.

Payment Expectations.  Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities.  During periods of falling interest rates, issuers of high-yield securities generally redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower-yielding security, which would result in a lower return for a Portfolio.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.  The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

Credit Ratings.  Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment.  In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security.  Consequently, credit ratings are used only as a preliminary indicator of investment quality.  Investments in low-rated and comparable unrated securities will be more dependent on the Sub-advisor’s credit analysis than would be the case with investments in investment-grade debt securities.  The Sub-advisor may employ its own credit research and analysis, which could include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Sub-advisor continually monitors the investments in a Portfolio and evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation.  A Portfolio may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities.  Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities.  A Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on the market price of the security.  As a result, a Portfolio’s asset value and a Portfolio’s ability to dispose of particular securities, when necessary to meet a Portfolio’s liquidity needs or in response to a specific economic event, may be impacted.  The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio.  Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

Put and Call Options:

Writing (Selling) Call Options.  A call option gives the holder (buyer) the “right to purchase” a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style).  So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price.  This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

When writing a call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline.  Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.  If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period.  If the call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security or currency.

Writing (Selling) Put Options.  A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style).  So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency.  The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

Premium Received from Writing Call or Put Options.  A Portfolio will receive a premium from writing a put or call option, which increases such Portfolio’s return in the event the option expires unexercised or is closed out at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security.  By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

Closing Transactions.  Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency.  A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  A Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option.  In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Portfolio.

Furthermore, effecting a closing transaction will permit the Portfolio to write another call option on the underlying security or currency with either a different exercise price or expiration date or both.  If the Portfolio desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency.  There is, of course, no assurance that the Portfolio will be able to effect such closing transactions at a favorable price.  If the Portfolio cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold.  When the Portfolio writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs.  The Portfolio will pay transaction costs in connection with the writing of options to close out previously written options.  Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Purchasing Call Options.  Call options may be purchased by a Portfolio for the purpose of acquiring the underlying securities or currencies for its portfolio.  Utilized in this fashion, the purchase of call options enables the Portfolio to acquire the securities or currencies at the exercise price of the call option plus the premium paid.  At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly.  This technique may also be useful to a Portfolio in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases.  So long as it holds such a call option rather than the underlying security or currency itself, the Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Purchasing Put Options.  A Portfolio may purchase a put option on an underlying security or currency (a “protective put”) owned by the Portfolio as a defensive technique in order to protect against an anticipated decline in the value of the security or currency.  Such hedge protection is provided only during the life of the put option when the Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value.  For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where a Sub-advisor deems it desirable to continue to hold the security or currency because of tax considerations.  The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

By purchasing put options on a security or currency it does not own, the Portfolio seeks to benefit from a decline in the market price of the underlying security or currency.  If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Portfolio will lose its entire investment in the put option.  In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

Dealer Options.  Exchange-traded options generally have a continuous liquid market while dealer options have none.  Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option.  While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  Until the Portfolio, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised.  In the event of insolvency of the contra party, the Portfolio may be unable to liquidate a dealer option.  With respect to options written by the Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, since the Portfolio must maintain a secured position with respect to any call option on a security it writes, the Portfolio may not sell the assets which it has segregated to secure the position while it is obligated under the option.  This requirement may impair the Portfolio’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities.  The Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula.  In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.  To this extent, the Portfolio will treat dealer options as subject to the Portfolio’s limitation on unmarketable securities.  If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instruments accordingly.

Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options:  During the option period, a Portfolio, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.  The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.  The risk of purchasing a call or put option is that the Portfolio may lose the premium it paid plus transaction costs.  If the Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

An option position may be closed out only on an exchange which provides a secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Portfolio can close out its position by effecting a closing transaction.  If the Portfolio is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised.  Accordingly, the Portfolio may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.  Possible reasons for the absence of a liquid secondary market include the following:  (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.  In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

Options on Stock Indices:

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.  A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of securities is made.

Risk Factors in Options on Indices.  Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Portfolio will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security.  Accordingly, successful use of positions will depend upon a Sub-advisor’s ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry.  This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of securities included in the index is interrupted.  Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index.  If this occurred, a Portfolio would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

Price movements in Portfolio securities will not correlate perfectly with movements in the level of the index and therefore, a Portfolio bears the risk that the price of the securities may not increase as much as the level of the index.  In this event, the Portfolio would bear a loss on the call which would not be completely offset by movements in the prices of the securities.  It is also possible that the index may rise when the value of the Portfolio’s securities does not.  If this occurred, a Portfolio would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Portfolio will be required to liquidate securities in order to satisfy the exercise.

When a Portfolio has written a call on an index, there is also the risk that the market may decline between the time the Portfolio has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell securities.  As with options on securities, the Sub-advisor will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Portfolio would be able to deliver the underlying security in settlement, the Portfolio may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

If a Portfolio exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing.  If this change causes the exercised option to fall “out-of-the-money” the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer.  Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Trading in Futures:

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made.  Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained.  Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position.  Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Portfolio purchases or sells a security, no price would be paid or received by the Portfolio upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Portfolio’s open positions in futures contracts, the Portfolio would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  A Portfolio may or may not earn interest income on its margin deposits.  Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss.  Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.  If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date.  Settlement of a stock index futures contract may or may not be in the underlying security.  If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.  Alternatively, settlement may be made totally in cash.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts.  Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account.  This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out is accomplished by effecting an offsetting transaction.  A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date.  If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain.  If the offsetting purchase price exceeds the sale price, the seller would immediately pay the difference and would realize a loss.  Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date.  If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly.

A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit.  It is expected that Futures contracts trading in additional financial instruments will be authorized.  The standard contract size is generally $100,000 for Futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated Futures contracts.  A public market exists in Futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor’s 500 Index, the Standard & Poor’s 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Regulatory Matters.  The Staff of SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may give rise to “senior securities” for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies’ issuing senior securities.  However, the Staff has taken the position that no senior security will be created if a Portfolio maintains in a segregated account an amount of cash or other liquid assets at least equal to the amount of the Portfolio’s obligation under the futures contract or option.  Similarly, no senior security will be created if a Portfolio “covers” its futures and options positions by owning corresponding positions or securities underlying the positions that enable the Portfolio to close out its futures and options positions without paying additional cash consideration.  Each Portfolio will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with these requirements.

Certain Risks Relating to Futures Contracts and Related Options.  There are special risks involved in futures transactions.

Volatility and Leverage.  The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage.  As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.  However, the Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity.  The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration.  The Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions.  The Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio’s position in the futures contracts.  Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded.  Although the Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time.  In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated.  In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract.  However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk.  A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends.  There are several risks in connection with the use by the Portfolio of futures contracts as a hedging device.  One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge.  Sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio’s underlying instruments sought to be hedged.

Successful use of futures contracts by the Portfolio for hedging purposes is also subject to a Sub-advisor’s ability to correctly predict movements in the direction of the market.  It is possible that, when the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Portfolio’s portfolio might decline.  If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, Sub-advisor may believe that over time the value of the Portfolio’s portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged.  It is also possible that if the Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market).  The Portfolio might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets.  Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do.  Increased participation by speculators in the futures market might also cause temporary price distortions.  Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by Sub-advisor might not result in a successful hedging transaction over a very short time period.

Certain Risks of Options on Futures Contracts.  The Portfolio may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date.  The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market.  Reasons for the absence of a liquid secondary market on an exchange include the following:  (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

Foreign Futures and Options:

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.  For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.  In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

Forward Foreign Currency Exchange Contracts.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Depending on the applicable investment policies and restrictions applicable to a Portfolio, a Portfolio may generally enter into forward foreign currency exchange contracts under two circumstances.  First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio’s securities denominated in or exposed to such foreign currency.  Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies.  In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency.  The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract.  Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.  However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Foreign Currency Contracts.  A currency futures contract sale creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price.  A currency futures contract purchase creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price.  Unlike forward foreign currency exchange contracts, currency futures contracts and options on currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges.  Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency.  Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.  Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract.  If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

Interest Rate Swaps and Interest Rate Caps and Floors:

Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments.  The exchange commitments can involve payments to be made in the same currency or in different currencies.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument.  The risks of investing in hybrid instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity.  Reference is made to the discussion of futures and forward contracts in this Statement for a discussion of these risks.  Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.  Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between the Portfolio and the seller of the hybrid instrument, the creditworthiness of the contra party to the transaction would be a risk factor which the Portfolio would have to consider.  Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Zero-Coupon Securities:

Zero-coupon securities pay no cash income and are sold at substantial discounts from their value at maturity.  When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.  Zero-coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash).  Zero-coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock.  Zero-coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero-coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm.  A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security.  A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM).  The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.  Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Portfolio, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

The U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments.  Once stripped or separated, the corpus and coupons may be sold separately.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities that the Treasury sells itself.

When-Issued Securities:

The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within 90 days of the purchase.  During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and no interest accrues to the Portfolio.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio’s other assets.  While when-issued securities may be sold prior to the settlement date, the Portfolios generally will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

Mortgage-Backed Securities:

When a Portfolio owns a mortgage-backed security, principal and interest payments made on the mortgages in an underlying mortgage pool are passed through to the Portfolio.  Unscheduled prepayments of principal shorten the securities’ weighted average life and may lower their total return.  (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio.  This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage securities were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency that issued them.  In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Asset-Backed Securities:

Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables.  Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.  Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.  See “Types of Credit Support.”

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Such assets are most often trade, credit card or automobile receivables.  The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof.  Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided.  As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see “Types of Credit Support”), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Methods of Allocating Cash Flows.  While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms.  Multiple class asset-backed securities are issued for two main reasons.  First, multiple classes may be used as a method of providing credit support.  This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes.  See “Types of Credit Support.” Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets.  Examples include so-called “strips” (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future.  The Portfolio may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Portfolio.

Types of Credit Support.  Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support.  Such credit support falls into two classes:  liquidity protection and protection against ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion.  Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool.  Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have “reserve portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees).  The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments.  Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.  Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Automobile Receivable Securities.  Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”).  Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof.  In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities.  Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties.  Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities.  In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle.  The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities.  Asset-backed securities may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”).  Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts.  Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates.  In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account.  The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates.  The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events.  An acceleration in cardholders’ payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts.  In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Warrants:

Investments in warrants is speculative in that warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Certain Risks of Foreign Investing:

Currency Fluctuations.  Investment in securities denominated in foreign currencies involves certain risks.  A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio’s assets denominated in that currency.  Such changes will also affect a Portfolio’s income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Portfolio’s securities denominated in that currency will rise.  When a given currency depreciates against the dollar (the dollar strengthens), the value of a Portfolio’s securities denominated in that currency would be expected to decline.

Investment and Repatriation Restrictions.  Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees.  These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of a Portfolio.  Investments by foreign investors are subject to a variety of restrictions in many developing countries.  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest.  Additional or different restrictions may be imposed at any time by these or other countries in which a Portfolio invests.  In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

Market Characteristics.  Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio’s securities may be less liquid and more volatile than securities of comparable U.S. companies.  Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable.  Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.  Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  The internal politics of certain foreign countries are not as stable as in the United States.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could have a significant effect on market prices of securities and payment of dividends.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners.  The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Information and Supervision.  There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States.  Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Taxes.  The dividends and interest payable on certain of a Portfolio’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio’s shareholders.  A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

Costs.  Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio are higher.

Other.  With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Eastern Europe.  Changes occurring in Eastern Europe and Russia today could have long-term potential consequences.  As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth.  However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries.  In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities.  Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.  In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country’s national interest.  Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Portfolio’s assets invested in such countries and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required.  All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

Latin America.  The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption.  Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets.  Persistent levels of inflation or in some cases, hyperinflation, have led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth.  Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.  In addition, a number of Latin American countries are also among the largest debtors of developing countries.  There have been moratoria on, and reschedulings of, repayment with respect to these debts.  Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economics.

Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market.  This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.  Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar.  There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Portfolio to engage in foreign currency transactions designed to protect the value of the Portfolio’s interests in securities denominated in such currencies.

Illiquid and Restricted Securities:

Subject to limitations discussed in the Trust’s Prospectus under “Certain Risk Factors and Investment Methods,” the Portfolios generally may invest in illiquid securities.  Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation.  A Portfolio might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders.  A Portfolio might have to register restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Trust’s Board of Trustees, a Portfolio’s Sub-Advisor may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered.  A determination of whether such a security is liquid or not is a question of fact.  In making this determination, the Sub-Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer.  In the case of commercial paper, the Sub-advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Sub-advisor determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Sub-advisor to determine if the security is no longer liquid as the result of changed conditions.  Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of a Portfolio’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Repurchase Agreements:

As stated in the Prospectus under “Certain Risk Factors and Investment Methods,” certain of the Portfolios may enter into repurchase agreements.  In a repurchase agreement, an investor (such as the Portfolio) purchases a security (known as the “underlying security”) from a securities dealer or bank.  Any such dealer or bank must be deemed creditworthy by the Sub-advisor.  At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date.  The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Portfolio on repurchase.  In either case, the income to the Portfolio generally will be unrelated to the interest rate on the underlying securities.  Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price.  Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Portfolio to invest excess cash or as part of a temporary defensive strategy.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.  In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses.  These losses could result from: (a) possible decline in the value of the underlying security while the Portfolio is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Investment Company Securities:

Each Portfolio may purchase securities of other investment companies to the extent consistent with its investment objective and policies and subject to the limitations of the 1940 Act.  A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indices or a specific portion of an index.  These index-based investments hold substantially all of their assets in securities representing their specific index.  Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index.  The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values).  Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs®:  SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index.  They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs®:  MidCap SPDRs are based on the S&P MidCap 400 Index.  They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs®:  Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index.  They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM):  DIAMONDS are based on the Dow Jones Industrial Average(SM).  They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares:  Nasdaq-100 Shares are based on the Nasdaq 100 Index.  They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM):  WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes.  They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Securities Lending:

The Trust has made arrangements for certain Portfolios to lend securities.  While a Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio.  In addition to the compensation payable by borrowers under securities loans, a Portfolio would also earn income from the investment of cash collateral for such loans.  Any cash collateral received by a Portfolio in connection with such loans normally will be invested in high-quality money market securities.  However, any losses resulting from the investment of cash collateral would be borne by the lending Portfolio.  There is no assurance that collateral for loaned securities will be sufficient to provide for recovery of interest, dividends, or other distributions paid in respect of loaned securities and not received by a Portfolio or to pay all expenses incurred by a Portfolio in arranging the loans or in exercising rights in the collateral in the event that loaned securities are not returned.

PORTFOLIO TURNOVER:

High turnover involves correspondingly greater brokerage commissions and other transaction costs.  Portfolio turnover information can be found in the Trust’s Prospectus under “Financial Highlights” and “Portfolio Turnover.”

The turnover rates for the AST DeAM International Equity Portfolio for the year ended December 31, 2002 and the year ended December 31, 2003 were 354% and 138% respectively.  Deutsche Asset Management, Inc. became the Portfolio’s Sub-advisor on May 1, 2002 and trading precipitated by this change resulted in the unusually high portfolio turnover for the year ended December 31, 2002.

The turnover rates for the AST DeAM Global Allocation Portfolio for the year ended December 31, 2002 and the year ended December 31, 2003 were 160% and 18% respectively.  Deutsche Asset Management, Inc. became the Portfolio’s Sub-advisor on May 1, 2002 and trading precipitated by this change resulted in the unusually high portfolio turnover for the year ended December 31, 2002.

The turnover rates for the AST Federated Aggressive Growth Portfolio for the year ended December 31, 2002 and the year ended December 31, 2003 were 250% and 96% respectively.  In 2002 when Hans Utsch and Lawrence Auriana of Federated’s Kaufmann unit were added as portfolio managers, the Portfolio was repositioned, resulting in higher portfolio turnover rates for that year.

The turnover rates for the AST Goldman Sachs Mid-Cap Growth Portfolio for the year ended December 31, 2002 and the year ended December 31, 2003 were 162% and 59% respectively.  The turnover rates for the AST Goldman Sachs Concentrated Growth Portfolio for the year ended December 31, 2002 and the year ended December 31, 2003 were 109% and 21% respectively.  The higher turnover rates in 2002 were from the previous Sub-advisor.  The rates for 2003 are more in line with the current Sub-advisor’s practice.

The turnover rates for the AST Sanford Bernstein Core Value Portfolio for the year ended December 31, 2002 and the year ended December 31, 2003 were 28% and 90% respectively.  The higher turnover in 2003 was the result of in increase in cash flow activity in the Portfolio during the year.

The turnover rates for the AST Hotchkis & Wiley Large-Cap Value Portfolio for the year ended December 31, 2002 and the year ended December 31, 2003 were 32% and 100% respectively.  INVESCO Funds Group, Inc, the Portfolio’s previous Sub-advisor did not manage the Portfolio to any target portfolio turnover rates.

The turnover rates for the AST T. Rowe Price Global Bond Portfolio for the year ended December 31, 2002 and the year ended December 31, 2003 were 323% and 196% respectively.  The reason for the high turnover in 2002 was the result of the rapid growth in the size of the Portfolio.

The policy of the AST Money Market Portfolio of investing only in securities maturing 397 days or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 397 days from the date of acquisition will result in a high portfolio turnover rate.

ORGANIZATION AND MANAGEMENT OF THE TRUST:

The Trust is a managed, open-end investment company organized as a Massachusetts business trust, whose separate Portfolios are diversified, unless otherwise indicated.  As of the date of this Statement, thirty-seven Portfolios are available.  The Trust may offer additional Portfolios with a range of investment objectives that Participating Insurance Companies may consider suitable for variable annuities and variable life insurance policies or that may be considered suitable for Qualified Plans.  The Trust’s current approach to achieving this goal is to seek to have multiple organizations unaffiliated with each other be responsible for conducting the investment programs for the Portfolios.  Each such organization would be responsible for the Portfolio or Portfolios to which such organization’s expertise is best suited.

Formerly, the Trust was known as the Henderson International Growth Fund, which consisted of only one Portfolio.  The Investment Manager was Henderson International, Inc.  Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992.  These changes included engagement of a new Investment Manager, engagement of a Sub-advisor and election of new Trustees.  Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust.  Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting forms of Investment Management Agreements and Sub-advisory Agreements between the Investment Manager and the Trust and the Investment Manager and each Sub-advisor, respectively.

American Skandia Life Assurance Corporation, a Participating Insurance Company, is also a wholly-owned subsidiary of ASI and an indirect subsidiary of Prudential Financial (“Prudential”).  Certain officers of the Trust are officers and/or directors of one or more of the following companies: ASISI, American Skandia Life Assurance Corporation, American Skandia Marketing, Incorporated (the principal underwriter for various annuities deemed to be securities for American

Skandia Life Assurance Corporation) and ASI.  Founded in 1875, Prudential is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

ASISI serves as co-manager of the Trust along with Prudential Investments LLC (“PI”) (each an “Investment Manager” and together the “Investment Managers”).

ASISI, a Connecticut corporation organized in 1991, is registered as an investment adviser with the SEC.  Prior to April 7, 1995, ASISI was known as American Skandia Life Investment Management, Inc.  PI is also registered as an investment adviser with the SEC.  PI is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential.

The Trustees and officers of the Trust and their principal occupations are listed below.  Unless otherwise indicated, the address of each Trustee and executive officer is One Corporate Drive, Shelton, Connecticut 06484:

Independent Trustees

Name, Address** and Birthdate	Position With Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****
Saul K. Fenster, Ph.D. 3/22/33	Trustee	Since 2003

President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; Director (since 1998) Society of Manufacturing Engineering Education Foundation, Director (since 1995) of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

				81	Member (since 2000), Board of Directors of IDT Corporation.

Delayne Dedrick Gold 7/15/38	Trustee	Since 2003	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	85

Julian A. Lerner 11/12/24	Trustee Emeritus	Since 2003	Senior Vice President and Portfolio Manager (1986-1995); AIM Charter Fund and AIM Summit Fund.	78

Name, Address** and Birthdate	Position With Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****
W. Scott McDonald, Jr. 4/19/37	Vice Chairman and Trustee	Since 2003	Management Consultant (since 1997) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly, principal (1995-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.	81	—

Thomas T. Mooney 11/11/41	Chairman and Trustee	Since 2003	Chief Executive Officer, the Rochester Business Alliance, formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive; Director of Blue Cross of Rochester and Executive Service Corps of Rochester; Director of the Rochester Individual Practice Association; Director of Rural Metro Ambulance Rochester (since 2003); Vice President and Director of Hi-tech of Rochester.	81	Director (since 1988) of The High Yield Plus Fund, Inc.

Thomas M. O’Brien 12/5/50	Trustee	Since 1992	President and Chief Executive Officer (since May 2000) of Atlantic Bank of New York; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank.	78	Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Director (since May 2000) of Atlantic Bank of New York.

John A. Pileski 9/2/39	Trustee	Since 2001	Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.	78	Director (since April 2001) of New York Community Bank.

F. Don Schwartz 8/14/35	Trustee	Since 2002	Management Consultant (since April 1985).	78	—

Interested Trustees

Name, Address** and Birthdate	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****
*David R. Odenath, Jr. 3/8/57	President and Trustee	Since 1999

President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

				79	—

*Robert F. Gunia 12/15/46	Vice President and Director	Since 2001

Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

			179	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Trust who are not also Trustees is set forth below.

Officers

Name, Address** and Birthdate	Position With Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Grace C. Torres 6/28/59	Treasurer and Principal Financial and Accounting Officer	Since 1997

Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain 8/9/58	Secretary	Since 2001

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Edward P. Macdonald 7/4/67	Assistant Secretary	Since 2003

Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.; Chief Counsel, Investment Management of American Skandia, Inc. (ASI) (since July 2002); Senior Counsel, Securities of ASI (September 2000-June 2002); Counsel of ASI (December 1999-August 2000); Senior Associate of Counsel of ASI (April 1999-December 1999); Branch Chief, Senior Counsel and Attorney at the U.S. Securities and Exchange Commission (October 1994-April 1999).

William V. Healey 7/28/53	Chief Legal Officer	Since 2004

Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June

Name, Address** and Birthdate	Position With Trust	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years

1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Lee D. Augsburger 6/7/59	Chief Compliance Officer	Since 2004

Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan 10/12/64	Anti-Money Laundering Compliance Officer	Since 2002

Vice President, Prudential (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian 10/25/53	Acting Anti-Money Laundering Compliance Officer	Since 2004

Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

*                         “Interested” Trustee, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

**                  Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

***           There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Trustee and/or Officer.

****    This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

The Trust has Trustees who oversee the actions of the Portfolio’s Manager, each Sub-advisor and Distributor, and decide upon matters of general policy. The Trustees also review the actions of the Trust’s Officers, who conduct and supervise the daily business operations of the Trust.

Trustees and Officers of the Trust are also trustees, directors and officers of some or all of the other investment companies advised by the Trust’s Manager and distributed by PIMS.

The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

Pursuant to the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Interested Trustees of the Trust.

Standing Board Committees

The Board has established three standing committees in connection with governance of the Trust—Audit, Governance and Valuation, as described below:

Audit Committee

The Audit Committee of the Board of Trustees consists of Mr. Pileski (Chair), Mr. O’Brien and Ms. Gold. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust’s independent auditors, accounting policies and procedures, and other areas relating to the Trust’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the auditors directly to the Trust.  The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Trust, provided that the engagement of auditors relates directly to the operation and financial reporting of the Trust.  The scope of the Audit Committee’s responsibility is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent auditors’ responsibility to plan and carry out a proper audit. The independent accountants are responsible to the Board and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2004.

Governance Committee

The Governance Committee of the Board of Trustees is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, trustee education, and governance practices.  The members of the Governance Committee are Mr. Fenster (Chair), Mr. McDonald, Mr. Schwartz, and Mr. Mooney (ex officio).  The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the Investment Company Act of 1940.  The Governance Committee met two times during the fiscal year ended December 31, 2004.  The Governance Committee Charter is available on the Trust’s website at www.americanskandia.prudential.com.

Selection of Trustee Nominees:  The Governance Committee is responsible for considering trustee nominees at such times as it considers electing new directors to the Board.  The Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations.  The Governance Committee has not established specific, minimum qualifications that it believes must be met by a trustee nominee.  In evaluating trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual is would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules.  The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.  There are no differences in the manner in which the Governance Committee evaluates nominees for trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board (Mr. Mooney) or the Chair of the Governance Committee (Mr. Fenster), in either case c/o American Skandia Trust, P.O. Box 13964, Philadelphia, PA 19176.  At a minimum, the recommendation should include:

•                  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•                  a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•                  any other information that the Trust would be required to include in a proxy statement concerning the person if he or she was nominated;

•                  the name and address of the person submitting the recommendation, together with the number of Trust shares held by such person and the period for which the shares have been held.

•                  the name and address of the person submitting the recommendation, together with the number of Trust shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Trust’s investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940.  In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Trust’s outside legal counsel may cause a person to be deemed an “interested person.”

Before the Governance Committee decides to nominate an individual as a trustee, Committee members and other trustees customarily interview the individual in person.  In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

Shareholder Communications with Directors:  Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, c/o American Skandia Trust, P.O. Box 13964, Philadelphia, PA 19176.  Shareholders can communicate directly with an individual trustee by writing to that trustee at P.O. Box 13964, Philadelphia, PA 19176.  Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

Valuation Committee

The Valuation Committee consists of at least two Board members or an officer of the Trust and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee).  The Valuation Committee supervises the valuation of the Trust’s portfolio securities and other assets and meets on an as-needed basis. The Valuation Committee met       times during the fiscal year ended December 31, 2004.

Trustee Compensation

The Trust pays each of its Trustees who is not an affiliated person of the Manager or the Sub-advisors annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as result of the creation of additional funds upon whose Boards the Trustees may be asked to serve.

Independent Trustees may defer receipt of their Trustees’ fees pursuant to a deferred fee agreement with the Trust. Under the terms of such agreement, the Trust accrues daily the amount of Trustee’s fees which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Trustee.  The Trust’s obligation to make payments of deferred Trustees’ fees, together with interest thereon, is a general obligation of the Trust.

The Trust has no retirement or pension plan for its Trustees.

The following tables sets forth the aggregate compensation paid by the Trust for the fiscal year ended December 31, 2004 to the Independent Trustees. The table also shows aggregate compensation paid to those Trustees for service on the

Trust’s Board and the Board of any other investment companies managed by PI (the Trust Complex), for the calendar year ended December 31, 2004.

Compensation Table

Name and Position	Aggregate Compensation From Trust	Aggregate Compensation from Trust and Fund Complex

Saul K. Fenster, Ph.D.—Trustee	$	$

Delayne Dedrick Gold—Trustee	$	$(	)*

Julian A. Lerner-Trustee Emeritus	$	$(	)*

W. Scott McDonald, Jr.—Trustee **	$	$(	)*

Thomas T. Mooney—Trustee**	$	$(	)*

Thomas M. O’Brien—Trustee**	$	$(	)*

John A. Pileski—Trustee	$	$(	)*

F. Don Schwartz—Trustee**	$	$(	)*

Louis A. Weil, III—Trustee(1)	$	$(	)*

(1)             Mr. Weil resigned from the Board of Trustees effective February 27, 2004.

*           Indicates number of funds/portfolios in Fund Complex (including the Trust) to which aggregate compensation relates.

**          Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of the Trustees, in total or in part, under the Trust’s deferred fee agreement. Including accrued interest and the selected Prudential Fund’s rate of return on amounts deferred through December 31, 2004, the total amount of compensation for the year amounted to $      , $      , $        and $       for Messrs. O’Brien, Schwartz, McDonald and Mooney, respectively.

The following tables set forth the dollar range of equity securities in the Trust beneficially owned by a Trustee, and, on aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2004.

Trustee Share Ownership Table

Independent Trustees

Name of Trustee	Dollar Range of Securities in the Trust*	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen By Trustee in Fund Complex

Saul K. Fenster, Ph.D.	—	$50,001- 100,000

Delayne Dedrick Gold	—	over $100,000

Julian A. Lerner	—	None

W. Scott McDonald, Jr.	—	over $100,000

Thomas T. Mooney	—	over $100,000

Thomas M. O’Brien	__	over $100,000

John A. Pileski	—	None

F. Don Schwartz	—	$50,001- 100,000

Interested Trustees

Name of Trustee	Dollar Range of Securities in the Trust*	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen By Trustee in Fund Complex

Robert F. Gunia	—	over $100,000

David R. Odenath, Jr.	—	over $100,000

*  Trust securities may only be sold to Participating Insurance Companies as a result of certain IRA rules and regulations.  Consequently, the Trustees currently may not own Trust securities.

Under the terms of the Massachusetts General Corporation Law, the Trust may indemnify any person who was or is a Trustee, officer or employee of the Trust to the maximum extent permitted by the Massachusetts General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances.  Such determination shall be made (i) by the Board of Trustees, by a majority vote of a quorum which consists of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or if a quorum of such Trustees so directs by independent legal counsel in a written opinion.  No indemnification will be provided by the Trust to any Trustee or officer of the Trust for any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Codes of Ethics.  The Trust, its Investment Manager, its Distributor and the Sub-advisors for the Portfolios of the Trust have adopted codes of ethics under rule 17j-1 of the 1940 Act.  While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct, they do not prohibit investments in securities, including securities that may be purchased or held by the Trust’s Portfolios, by such personnel.

INVESTMENT ADVISORY AND OTHER SERVICES:

Investment Advisory Services:  The Trust’s Investment Management Agreements, on behalf of each Portfolio, with ASISI and PI as co-managers provide that ASISI furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio.  ASISI and PI jointly has engaged Sub-advisors to conduct the investment programs of each Portfolio, including the purchase, retention and sale of portfolio securities.  ASISI and PI are responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees.  ASISI and PI must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.  Subject to approval by the Board of Trustees, ASISI and PI select and employ one or more sub-advisors for a Portfolio, who have primary responsibility for determining what investments the Portfolio will purchase, retain and sell.

ASISI and PI have engaged the Sub-advisors noted on the cover of this SAI to conduct the various investment programs of each Portfolio pursuant to separate sub-advisory agreements with ASISI.

Under the terms of the Management Agreements, an Investment Manager provides, at its expense, such personnel as is required by each Portfolio for the proper conduct of its affairs and engages the Sub-advisors to conduct the investment programs pursuant to the Investment Manager’s obligations under the Management Agreements.  An Investment Manager, not the Trust, is responsible for the expenses of conducting the investment programs.  The Sub-advisor is responsible for the expenses of conducting the investment programs in relation to the applicable Portfolio pursuant to agreements between an Investment Manager and each Sub-advisor.  Each Portfolio pays all of its other expenses, including but not limited to, brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depositary, transfer and shareholder servicing agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and Trustees if available) of the Trust which inure to its benefit, expenses relating to Trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.  Expenses incurred by the Trust not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.

Under the terms of the Management Agreements, an Investment Manager is permitted to render services to others.  The Management Agreements provide that neither an Investment Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the applicable Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Management Agreements.

Each Management Agreement will continue in effect from year to year, provided it is approved, at least annually, in the manner stipulated in the 1940 Act.  This requires that each Management Agreement and any renewal be approved by a vote of the majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.  Each Management Agreement may be terminated without penalty on sixty days’ written notice by vote of a majority of the Board of Trustees or by an Investment Manager, or by holders of a majority of the applicable Portfolio’s outstanding shares, and will automatically terminate in the event of its “assignment” as that term is defined in the 1940 Act.

The Investment Management fees payable by each Portfolio to an Investment Manager are as follows.  Investment Management fees are payable monthly and are accrued daily for purposes of determining the net asset values of the Portfolios.

INVESTMENT MANAGEMENT FEE RATES

Portfolio	Fee
AST JPMorgan International Equity	1.0% of average daily net assets to $75 million; 0.85% of average daily net assets over $75 million.

AST William Blair International Growth	1.0% of average daily net assets.

AST LSV International Equity	1.0% of average daily net assets.

Portfolio	Fee
AST MFS Global Equity	1.0% of average daily net assets.

AST Small-Cap Growth	0.90% of average daily net assets.

AST DeAM Small-Cap Growth	0.95% of average daily net assets.

AST Federated Aggressive Growth	0.95% of average daily net assets.

AST Goldman Sachs Small-Cap Value	0.95% of average daily net assets.

AST Small-Cap Value	0.90% of average daily net assets.

AST DeAM Small-Cap Value	0.95% of average daily net assets.

AST Goldman Sachs Mid-Cap Growth	1.00% of average daily net assets.

AST Neuberger Berman Mid-Cap Growth	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion.

AST Neuberger Berman Mid-Cap Value	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion.

AST Alger All-Cap Growth	0.95% of average daily net assets.

AST Gabelli All-Cap Value	0.95% of average daily net assets.

AST T. Rowe Price Natural Resources	0.90% of average daily net assets.

AST Alliance Growth	0.90% of average daily net assets to $1 billion; 0.85% of average daily net assets over $1 billion.

AST MFS Growth Portfolio	0.90% of average daily net assets.

AST Marsico Capital Growth	0.90% of average daily net assets.

AST Goldman Sachs Concentrated Growth	0.90% of average daily net assets.

AST DeAM Large-Cap Value	0.85% of average daily net assets.

AST Hotchkis & Wiley Large-Cap Value	0.75% of average daily net assets.

AST Alliance/Bernstein Growth + Value	0.90% of average daily net assets.

AST Sanford Bernstein Core Value	0.75% of average daily net assets.

AST Cohen & Steers Realty Portfolio	1.00% of average daily net assets.

AST Sanford Bernstein Managed Index 500	0.60% of average daily net assets.

AST American Century Income & Growth	0.75% of average daily net assets.

AST Alliance Growth and Income	0.75% of average daily net assets.

AST Global Allocation Portfolio	0.10% of average daily net assets.

AST American Century Strategic Balanced	0.85% of average daily net assets.

AST T. Rowe Price Asset Allocation	0.85% of average daily net assets.

AST T. Rowe Price Global Bond	0.80% of average daily net assets.

AST Goldman Sachs High Yield	0.75% of average daily net assets.

AST Lord Abbett Bond Debenture	0.80% of average daily net assets.

AST PIMCO Total Return Bond	0.65% of average daily net assets.

AST PIMCO Limited Maturity Bond	0.65% of average daily net assets.

AST Money Market	0.50% of average daily net assets.

Note:  With respect to the following Portfolios, the Investment Manager has voluntarily agreed to waive a portion of its Investment Management fee as set forth below.

AST Money Market:	0.05% of average daily net assets.

AST DeAM Large Cap Value:	0.10% of average daily net assets.

AST DeAM Small-Cap Value:	0.15% of average daily net assets.

All other Portfolios:	0.05% of average daily net assets in excess of $1 billion of each Portfolio.

The Investment Manager may terminate these voluntary agreements at any time.

The Investment Manager has agreed by the terms of the Management Agreements for the following Portfolios of the Trust to reimburse the Portfolio for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of the Portfolio’s average daily net assets, as follows:

AST JPMorgan International Equity Portfolio:  1.75%

AST Small-Cap Growth Portfolio:  1.30%

AST T. Rowe Price Natural Resources Portfolio:  1.35%

AST Alliance Growth Portfolio:  1.45%

AST Goldman Sachs Concentrated Growth Portfolio:  1.35%.

AST Hotchkis & Wiley Large-Cap Value Portfolio:  1.20%

AST Alliance Growth and Income Portfolio:  1.25%

AST T. Rowe Price Asset Allocation Portfolio:  1.25%

AST T. Rowe Price Global Bond Portfolio:  1.75%

AST Goldman Sachs High Yield Portfolio:  1.15%

AST PIMCO Total Return Bond Portfolio:  1.05%

AST PIMCO Limited Maturity Bond Portfolio:  1.05%

AST Money Market Portfolio:  0.65%.

The Investment Manager has also voluntarily agreed to reimburse the other Portfolios of the Trust for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of each Portfolio’s average daily net assets, as follows:

AST William Blair International Growth Portfolio:  1.75%

AST LSV International Value Portfolio:  1.50%

AST MFS Global Equity Portfolio:  1.75%

AST DeAM Small-Cap Growth Portfolio:  1.35%

AST DeAM Small-Cap Value Portfolio:  1.15%

AST Federated Aggressive Growth Portfolio:  1.35%

AST Goldman Sachs Small-Cap Value Portfolio:  1.35%

AST Small-Cap Value Portfolio:  1.30%

AST Goldman Sachs Mid-Cap Growth Portfolio:  1.35%

AST Neuberger Berman Mid-Cap Value Portfolio:  1.25%

AST Neuberger Berman Mid-Cap Growth Portfolio:  1.25%

AST Alger All-Cap Growth Portfolio:  1.45%

AST Gabelli All-Cap Value Portfolio:  1.45%

AST Marsico Capital Growth Portfolio:  1.35%

AST MFS Growth Portfolio:  1.35%

AST American Century Income & Growth Portfolio:  1.25%

AST DeAM Large-Cap Value Portfolio:  0.99%

AST Alliance/Bernstein Growth + Value Portfolio:  1.35%

AST Sanford Bernstein Core Value Portfolio:  1.25%

AST Sanford Bernstein Managed Index 500 Portfolio:  0.80%

AST Cohen & Steers Realty Portfolio:  1.45%

AST Global Allocation Portfolio:  0.35%

AST American Century Strategic Balanced Portfolio:  1.25%

AST Lord Abbett Bond-Debenture Portfolio:  1.20%

The Investment Manager may terminate the above voluntary agreements at any time.  Voluntary payments of Portfolio expenses by the Investment Manager are subject to reimbursement by the Portfolio at the Investment Manager’s discretion within the two year period following such payment to the extent permissible under applicable law and provided that the Portfolio is able to effect such reimbursement and remain in compliance with applicable expense limitations.

The investment management fee paid for each of the past three fiscal years by each Portfolio was as follows:

Investment Management Fees

	2002	2003	2004
AST JP Morgan International Equity	$3,326,254	$3,097,437	$
AST William Blair International Growth	4,293,095	3,710,146
AST LSV International Value	1,329,260	1,413,369
AST MFS Global Equity	628,384	740,929
AST Small-Cap Growth	3,139,282	2,544,813
AST DeAM Small-Cap Growth	3,307,221	3,215,381
AST Federated Aggressive Growth	255,483	949,935
AST Goldman Sachs Small-Cap Value	4,488,013	2,869,368
AST Small-Cap Value	4,711,797	5,023,713
AST DeAM Small-Cap Value	39,575	232,608

AST Goldman Sachs Mid-Cap Growth	591,558	933,348
AST Neuberger Berman Mid-Cap Growth	3,457,835	2,809,373
AST Neuberger Berman Mid-Cap Value	8,428,515	7,270,459
AST Alger All-Cap Growth	4,831,748	3,483,357
AST Gabelli All-Cap Value	1,317,381	1,204,506
AST T. Rowe Price Natural Resources	1,334,498	1,013,732
AST Alliance Growth	3,051,290	2,095,031
AST MFS Growth	6,513,842	4,943,984
AST Marsico Capital Growth	10,727,760	11,625,980
AST Goldman Sachs Concentrated Growth	14,657,442	10,103,147
AST DeAM Large-Cap Value	766,469	948,754
AST Hotchkis & Wiley Large-Cap Value	6,322,699	4,630,668
AST Alliance/Bernstein Growth + Value	312,093	410,660
AST Sanford Bernstein Core Value	617,387	1,449,666
AST Cohen & Steers Realty	1,871,717	2,135,036
AST Sanford Bernstein Managed Index 500	3,161,195	2,735,972
AST American Century Income & Growth	2,344,395	1,916,346
AST Alliance Growth and Income	11,270,924	10,173,073
AST Global Allocation	1,329,910	265,583
AST American Century Strategic Balanced	1,649,127	1,695,443
AST T. Rowe Price Asset Allocation	2,533,863	2,500,094
AST T. Rowe Price Global Bond	1,179,262	1,747,680
AST Goldman Sachs High Yield	4,012,796	5,756,882
AST Lord Abbett Bond-Debenture	760,144	1,595,766
AST PIMCO Total Return Bond	12,286,583	14,633,211
AST PIMCO Limited Maturity Bond	5,426,765	7,266,844
AST Money Market	12,719,198	12,456,575

Sub-advisory Agreements:  The Investment Manager pays each Sub-advisor for the performance of sub-advisory services out of its Investment Management fee and at no additional cost to any Portfolio.  The fee paid to the Sub-advisors differs from Portfolio to Portfolio, reflecting the objectives, policies and restrictions of each Portfolio and the nature of each Sub-advisory Agreement.  Each Sub-advisor’s fee is accrued daily for purposes of determining the amount payable to the Sub-advisor.  The fees payable to the present Sub-advisors are as follows:

Sub-advisory Fee Rates

Portfolio	Sub-advisor	Fee
AST Alliance Growth and Income	Alliance Capital Management, L.P.	0.30% of average daily net assets to $1 billion; 0.25% of average daily net assets over $1 billion to $1.5 billion; 0.20% of average daily net assets exceeding $1.5 billion.*

AST Alliance Growth	Alliance Capital Management, L.P.	0.40% of average daily net assets.*

AST Alliance/ Bernstein Growth + Value	Alliance Capital Management, L.P.	0.40% of average daily net assets for Growth portion of portfolio.*

AST American Century Income & Growth	American Century Investment Management, Inc.	0.40% of average daily net assets to $100 million; 0.35% of average daily net assets over $100 million to $500 million; 0.30% of average daily net assets exceeding $500 million.

AST American Century Strategic Balanced	American Century Investment Management, Inc.	0.45% of average daily net assets to $50 million; 0.40% of average daily net assets over $50 million but not exceeding $100 million; 0.35% of average daily net assets over $100

Portfolio	Sub-advisor	Fee
million to $500 million; 0.30% of average daily net assets over $500 million.*

AST Cohen & Steers Realty Portfolio	Cohen & Steers Capital Management, Inc.

0.60% of average daily net assts to $100 million;

0.40% of average daily net assets over $100 million to $250 million;

0.30% of average daily net assets over $250 million.

Note: The Sub-advisor has voluntarily agreed to waive a portion of its fee: 0.30% of the portion not in excess of $350 million; 0.25% of the assets over $350 million.

AST DeAM Large-Cap Value	Deutsche Asset Management, Inc.	0.20% of average daily net assets to $500 million; 0.15% of average daily net assets over $500 million but not exceeding $1 billion; 0.10% of average daily net assets exceeding $1 billion.*

AST DeAM Small-Cap Growth	Deutsche Asset Management, Inc.

0.35% of average daily net assets to $100 million;

0.30% of average daily net assets over $100 million but not exceeding $300 million;

0.25% of average daily net assets over $300 million but not exceeding $500 million;

0.20% of average daily net assets over $500 million.*

AST DeAM Small-Cap Value	Deutsche Asset Management, Inc.

0.35% of average daily net assets to $100 million;

0.30% of average daily net assets over $100 million but not exceeding $300 million;

0.25% of average daily net assets over $300 million but not exceeding $500 million;

0.20% of average daily net assets over $500 million.

AST Small-Cap Growth	Eagle Asset Management	0.45% on first $100 million of average daily net assets; 0.40% on average daily net assets over $100 million. **

AST Federated Aggressive Growth	Federated Equity Management Company of Pennsylvania

0.50% of average daily net assets to $100 million;

0.45% of average daily net assts over $100 million but not exceeding $400 million;

0.40% of average daily net assets over $400 million but not exceeding $900 million;

0.35% of average daily net assets over $900 million.

AST Alger All-Cap Growth	Fred Alger Management, Inc.

0.40% of average daily net assets to $500 million;

0.35% of average daily net assets over $500 million but not exceeding $1 billion;

0.30% of average daily net assets over $1 billion but not exceeding $1.5 billion;

0.25% of average daily net assets over $1.5 billion.*

Portfolio	Sub-advisor	Fee
AST Goldman Sachs Small-Cap Value	Goldman Sachs Asset Management, L.P.	0.50% of average daily net assets.

AST Goldman Sachs Mid-Cap Growth	Goldman Sachs Asset Management, L.P.	0.28% of average daily net assets to $1 billion; 0.25% of average daily net assets over $1 billion.*

AST Goldman Sachs Concentrated Growth	Goldman Sachs Asset Management, L.P.	0.28% of average daily net assets to $1 billion; 0.25% of average daily net assets over $1 billion.*

AST Goldman Sachs High Yield	Goldman Sachs Asset Management, L.P.	0.30% of average daily net assets.

AST Gabelli All-Cap Value	GAMCO Investors, Inc.

0.50% of average daily net assets to $500 million;

0.40% of average daily net assets over $500 million.*

Note: the Sub-advisor has voluntarily agreed to waive a portion of its fee: 0.10% of average daily net assets to $500 million and 0.05% of average daily net assets over over $500 million to $1 billion; and 0.10% of average daily net assets over $1 billion. .

AST Hotchkis & Wiley Large-Cap Value	Hotchkis & Wiley Capital Management, LLC	0.30% of average daily net assets.

AST Small-Cap Value	Integrity Asset Management	0.50% of average daily net assets to $150 million; 000.45% of average daily net assets over $150 million.

AST JPMorgan International Equity	J.P. Morgan Investment Management, Inc.	0.35% of average daily net assets to $250 million; 0.33% of average daily net assets over $250 million but not exceeding $500 million; 0.30% of average daily net assets over $500 million.*

AST Small-Cap Value	J.P. Morgan Investment Management, Inc.	0.40% of average daily net assets.

AST Small-Cap Value	Lee Munder Investments, Ltd.	0.40% of average daily net assets.

AST LSV International Value	LSV Asset Management

0.45% of average daily net assets to $150 million;

0.425% on next $150 million of average daily net assets;

0.40% on next $150 million of average daily net assets;

0.375% on next $300 million of average daily net assets;

0.35% on average daily net assets over $750 million.**

AST MFS Global Equity	Massachusetts Financial Services Company	0.425% of average daily net assets.

AST MFS Growth	Massachusetts Financial Services Company

0.40% of average daily net assets to $300 million;

0.375% of average daily net assets over $300 million but not exceeding $600 million;

0.35% of average daily net assets over $600 million but not exceeding $900 million;

0.325% of average daily net assets over $900 million but not exceeding $1.5 billion;

0.25% of average daily net assets over $1.5 billion. *

Portfolio	Sub-advisor	Fee
AST Marsico Capital Growth	Marsico Capital Management, LLC

0.45% of average daily net assets.

Note: The Sub-advisor has voluntarily agreed to waive the portion of its fee that exceeds the following: 0.40% of the combined average daily net assets of the AST Marsico Capital Growth Portfolio and the series of Strategic Partners Mutual Funds, Inc. (formerly, American Skandia Advisor Funds, Inc.) that is managed by the Sub-advisor and identified by the Investment Manager and the Sub-advisor as being similar to the Portfolio.

AST Neuberger Berman Mid-Cap Growth	Neuberger Berman Management, Inc.

0.45% of average daily net assets to $100 million;

0.40% of average daily net assets over $100 million.

Note: The Sub-advisor has voluntarily agreed to waive a portion of its fee based on the combined assets of the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST Neuberger Berman Mid-Cap Value Portfolio: 0.40% of average daily net assets to $1 billion; and 0.35% of average daily net assets over $1 billion.

AST Neuberger Berman Mid-Cap Value	Neuberger Berman Management, Inc.

0.50% of average daily net assets to $750 million;

0.45% of average daily net assets over $750 million but not exceeding $1 billion;

0.40% of average daily net assets over $1 billion.

Note: The Sub-advisor has voluntarily agreed to waive a portion of its fee based on the combined assets of the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST Neuberger Berman Mid-Cap Value Portfolio: 0.40% of average daily net assets to $1 billion; and 0.35% of average daily net assets over $1 billion.

AST Small-Cap Growth	Neuberger Berman Management, Inc.	0.50% of average daily net assets to $100 million; 0.45% of average daily net assets on next $200 million; 0.40% of average daily net assets over $300 million. **

AST Global Asset Allocation	Prudential Investments LLC	Note: The Portfolio is advised by the Investment Manager, Prudential Investments LLC. No subadvisory fee is payable because the Portfolio is not advised by a Sub-advisor.

AST Alliance/Bernstein Growth + Value	Sanford C. Bernstein & Co., LLC	0.40% of average daily net assets of the Value portion of the Portfolio.*

AST Sanford Bernstein Core Value	Sanford C. Bernstein & Co., LLC	0.25% of average daily net assets to $500 million; 0.20% of average daily net assets over $500 million.

Portfolio	Sub-advisor	Fee
AST Sanford Bernstein Managed Index 500	Sanford C. Bernstein & Co., LLC

0.1533% of average daily net assets to $300 million;

0.10% of average daily net assets over $300 million. *

For each day that average daily net assets do not exceed $300 million, the following fee schedule is applicable:

0.40% on first $10 million of average daily net assets;

0.30% on next $40 million of average daily net assets;

0.20% on next $50 million of average daily net assets;

0.10% on next $200 million of average daily net assets.

AST T. Rowe Price Asset Allocation	T. Rowe Price Associates, Inc.	0.50% of average daily net assets to $25 million; 0.35% of average daily net assets over $25 million but not exceeding $50 million; 0.25% of average daily net assets exceeding $50 million.

AST T. Rowe Price Natural Resources	T. Rowe Price Associates, Inc.

0.60% of average daily net assets to $20 million;

0.50% of average daily net assets over $20 million but not exceeding $50 million.

When the net assets of the Portfolio exceed $50 million, the fee is an annual rate of 0.50% of the average daily net assets of the Portfolio.

AST T. Rowe Price Global Bond	T. Rowe Price International, Inc.	0.40% of average daily net assets.

AST Lord Abbett Bond-Debenture	Lord, Abbett & Co., LLC	0.35% of average daily net assets to $1 billion; 0.25% of average daily net assets over $1 billion; 0.20% of average daily net assets over $1.5 billion.

AST PIMCO Total Return Bond	Pacific Investment Management Company LLC

0.30% of average daily net assets to $150 million;

0.25% of average daily net assets over $150 million.

Note: The Sub-advisor has voluntarily agreed to waive a portion of its fee: 0.05% of average daily net assets to $150 million.

AST PIMCO Limited Maturity Bond	Pacific Investment Management Company LLC

0.30% of average daily net assets to $150 million;

0.25% of average daily net assets over $150 million.

Note: The Sub-advisor has voluntarily agreed to waive a portion of its fee: 0.05% of average daily net assets to $150 million.

AST Money Market	Wells Capital Management, Incorporated	0.07% of average daily net assets to $500 million; 0.05% of average daily net assets over $500 million but not exceeding $1.5 billion;

Portfolio	Sub-advisor	Fee
0.04% of average daily net assets exceeding $1.5 billion.*

AST William Blair International Growth	William Blair & Company L.L.C.	0.30% of average daily net assets to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion. *

*For purposes of fee calculations, the average daily net assets of the indicated AST Portfolio will be combined with the average daily net assets of the series of Strategic Partners Mutual Funds, Inc. (formerly, American Skandia Advisor Funds, Inc.) which the Investment Manager and the Sub-advisor identify as similar to the indicated AST Portfolio.

**For purposes of fee calculations, the average daily net assets of the indicated AST Portfolio will be combined with the average daily net assets of the series of The Prudential Series Fund, Inc. which the Investment Manager and the Sub-advisor identify as similar to the indicated AST Portfolio.

The sub-advisory fee paid by the Investment Manager to the Sub-advisors for each Portfolio for each of the past three fiscal years was as follows:

Sub-advisory Fees

	2002	2003	2004
AST JPMorgan International Equity	$1,701,399	$1,580,261	$
AST William Blair International Growth	2,081,813	1,112,696
AST DeAM International Equity	576,549	424,011
AST MFS Global Equity	267,063	314,895
AST Small-Cap Growth	1,612,792	1,322,406
AST DeAM Small-Cap Growth	1,228,218	1,042,429
AST Federated Aggressive Growth	138,429	487,934
AST Goldman Sachs Small-Cap Value	2,362,112	1,510,194
AST Gabelli Small-Cap Value	2,094,132	2,232,761
AST DeAM Small-Cap Value	22,327	85,698
AST Goldman Sachs Mid-Cap Growth	$288,778	$256,115
AST Neuberger Berman Mid-Cap Growth	1,489,011	1,230,538
AST Neuberger Berman Mid-Cap Value	3,640,460	3,183,634
AST Alger All-Cap Growth	1,999,653	1,466,677
AST Gabelli All-Cap Value	554,687	507,160
AST T. Rowe Price Natural Resources	741,388	563,184
AST Alliance Growth	1,356,129	931,125
AST MFS Growth	2,721,362	2,115,049
AST Marsico Capital Growth	4,813,167	5,155,049
AST Goldman Sachs Concentrated Growth	6,884,621	3,083,652
AST DeAM Large-Cap Value	255,360	223,236
AST Hotchkis & Wiley Large-Cap Value	2,948,983	2,160,978
AST Alliance/Bernstein Growth + Value	135,153	182,516
AST Sanford Bernstein Core Value	205,796	483,222
AST Cohen & Steers Realty	561,515	640,511
AST Sanford Bernstein Managed Index 500	686,866	615,995
AST American Century Income & Growth	1,144,051	944,295
AST Alliance Growth and Income	4,269,875	3,869,287
AST Global Allocation	677,284	132,792
AST American Century Strategic Balanced	754,052	773,123

AST T. Rowe Price Asset Allocation	832,754	822,822
AST T. Rowe Price Global Bond	589,631	873,840
AST Goldman Sachs High Yield	1,147,339	1,501,377
AST Lord Abbett Bond-Debenture	237,545	493,625
AST PIMCO Total Return Bond	4,911,076	5,628,158
AST PIMCO Limited Maturity Bond	2,087,217	2,794,940
AST Money Market	1,380,531	1,246,526

Notes to Table of Sub-advisory Fees:

AST JPMorgan International Equity Portfolio:  For fiscal years 2002 and 2003, the entire fee noted above was paid to Strong, the prior Sub-advisor for the Portfolio.

AST William Blair International Growth Portfolio:  For the fiscal year 2002, $1,952,344 was paid to Janus Capital Management LLC and $129,469 was paid to William Blair & Company, LLC (“William Blair”).  For the fiscal year 2003, the entire fee noted above was paid to William Blair.

AST LSV International Value Portfolio:  For the fiscal year 2002, $286,250 was paid to Founders and $290, 299 was paid to Deutsche Asset Management, Inc. (“Deutsche”).  For the fiscal year 2003, the entire fee noted above was paid to Deutsche.

AST Small-Cap Growth Portfolio:  For fiscal years 2002 and 2003, the entire fee noted was paid to Pilgrim Baxter, the prior Sub-advisor for the Portfolio.

AST Goldman Sachs Mid-Cap Growth Portfolio:  For the fiscal year 2002, $269,282 was paid to Janus Capital Management LLC and $19,496 was paid to Goldman Sachs Asset Management, L.P. (“Goldman Sachs”).  For the fiscal year 2003, the entire fee noted above was paid to Goldman Sachs.

AST Goldman Sachs Concentrated Growth Portfolio:  For the fiscal year 2002, $6,411,347 was paid to Janus Capital Management LLC and $473,274 was paid to Goldman Sachs Asset Management, L.P.

AST DeAM Large-Cap Value Portfolio:  For the fiscal year 2002, $98,938 was paid to Janus and $156,422 was paid to Deutsche Asset Management, Inc.

AST Hotchkis & Wiley Large-Cap Value Portfolio:  For fiscal years 2002 and 2003, the entire fee noted above was paid to INVESCO Funds Group, Inc., the prior Sub-advisor for the Portfolio.

AST Global Allocation Portfolio:  For the fiscal year 2002, $564,530 was paid to AIM and $112,754 was paid to Deutsche Asset Management, Inc. (“Deutsche”).  For the fiscal year 2003, the entire fee noted above was paid to Deutsche.

AST Goldman Sachs High Yield Portfolio:   For fiscal years 2002 and 2003, the entire fee noted was paid to Federated Investment Counseling, the prior Sub-advisor for the Portfolio.

From time to time, the Sub-advisor may reimburse the Investment Manager or the Portfolio, as the case may be, for expenses related but not limited to the printing and mailing of prospectus supplements and marketing materials that became inaccurate due to an event caused by the Sub-advisor such as a portfolio manager replacement or the replacement of a sub-advisor.

Corporate Structure.  Several of the Sub-advisors are controlled by other parties as noted below:

Deutsche Asset Management, Inc. (“DAMI”) is a wholly owned indirect subsidiary of Deutsche Bank A.G.

American Century Companies, Inc. is the parent of American Century Investment Management, Inc.

GAMCO Investors, Inc. (“GAMCO”) is a New York corporation organized in 1999 as successor to the investment advisory business of a New York corporation of the same name that was organized in 1978.  GAMCO is a wholly-owned subsidiary of Gabelli Asset Management Inc. (“GAMI”), a publicly held company listed on the New York Stock Exchange.  Mr. Mario J. Gabelli may be deemed a “controlling person” of GAMCO on the basis of his controlling interest in GAMI.  GAMCO has several affiliates that also provide investment advisory services.

T. Rowe Price Associates, Inc. is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded holding company engaged in the financial services and investment management business.

Alliance Capital Management Corporation (“ACMC”), is an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is the general partner of Alliance Capital Management, L.P. (“Alliance Capital”).  As of December 31, 2001, Alliance Capital Management Holding L.P. (“Alliance Holding”) owned approximately 30.1% of the outstanding units of limited partnership interest in Alliance Capital (“Alliance Units”).  ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. (“NYSE”) in the form of units (“Alliance Holding Units”).  As of December 31, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.7% of the outstanding Alliance Units.  AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

Massachusetts Financial Services Company is a subsidiary of Sun Life of Canada (US) Financial Services Holdings, Inc. which in turn is an indirect wholly owned subsidiary of Sun Life Services of Canada, Inc. ( a diversified services organization).

Lord, Abbett & Co. LLC (“Lord Abbett”) is a Delaware limited liability company with the following Partners, all of whom are actively involved in the management of Lord Abbett:  Tracie E. Ahern, Joan A. Binstock, Michael Brooks, Zane E. Brown, Patrick Browne, Daniel E. Carper, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert S. Dow, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Paul A. Hilstad, W. Charles Hofer, W. Thomas Hudson, Jr., Cinda Hughes, Ellen G. Itskovitz, Lawrence H. Kaplan, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Stephen J. McGruder, Paul McNamara, Robert G. Morris, Robert J. Noelke, A. Edward Oberhaus, III, R. Mark Pennington, Walter Prahl, Michael Rose, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Christopher J. Towle, Edward K. von der Linde and Marion Zapolin.

Neuberger Berman Management Inc. is an indirect wholly owned subsidiary of Lehman Brothers Holding Inc., a publicly traded holding company.

Marsico Capital Management LLC is a wholly-owned indirect subsidiary of Bank of America Corporation.

Martin Cohen and Robert H. Steers may be deemed “controlling persons” of Cohen & Steers Capital Management, Inc. on the basis of their ownership of Cohen & Steers’ stock.

Sanford C. Bernstein & Co., LLC is an indirect wholly owned subsidiary of Alliance.

T. Rowe Price International, Inc. an indirect wholly owned subsidiary of T. Rowe Price Group, Inc.

Federated Equity Management Company of Pennsylvania, organized as a Delaware statutory trust in 2003, and Federated Global Investment Management Corp., organized as a Delaware corporation in 1995.

Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., (“ADAM LP”).  Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of ADAM LP.  Allianz AG is a European-based, multinational insurance and financial services holding company.  Pacific Life Insurance Company holds an indirect minority interest in ADAM LP.

Portfolio Managers:  The following tables set forth certain additional information with respect to the portfolio managers for each of the Fund’s Portfolios.  Unless noted otherwise, all information is provided as of December 31, 2004.

A.  Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories:  registered investment companies, other pooled investment vehicles, and other accounts.  For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
AST JP Morgan International Equity		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST William Blair International Growth		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST LSV International Value		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
AST MFS Global Equity		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Small-Cap Growth		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Federated Aggressive Growth		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Goldman Sachs Small-Cap Value		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Small-Cap Value		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST DeAM Small-Cap Value		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Goldman Sachs Mid-Cap Growth		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Neuberger Berman Mid-Cap Growth		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Neuberger Berman Mid-Cap Value		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Alger All-Cap Growth		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Gabelli All-Cap Value		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST T. Rowe Price Natural Resources		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
AST Alliance Growth		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST MFS Growth		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Marsico Capital Growth		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Goldman Sachs Concentrated Growth		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST DeAM Large-Cap Value		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Hotchkis & Wiley Large-Cap Value		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Alliance/Bernstein Growth + Value		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Sanford Bernstein Core Value		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Cohen & Steers Realty		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Sanford Bernstein Managed Index 500		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST American Century Income & Growth		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Alliance Growth and Income		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Global Allocation		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
AST American Century Strategic Balanced		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST T. Rowe Price Asset Allocation		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST T. Rowe Price Global Bond		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Goldman Sachs High Yield		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Lord Abbett Bond-Debenture		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST PIMCO Total Return Bond		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST PIMCO Limited Maturity Bond		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

AST Money Market		[ ] Registered Mutual Funds with $[ ] in total assets under management.	[ ] Unregistered Pooled Investment Vehicle with $[ ] in assets under management.	[ ] Other Accounts with $[ ] in total assets under management.

B.  Portfolio Manager Compensation / Material Conflicts of Interest.  The table below identifies, for each Portfolio Manager, the structure of, and method(s) used to determine, portfolio manager compensation.  The table below also identifies, for each Portfolio Manager, any material conflicts of interest that may arise between a Portfolio Manager’s management of a Portfolio’s investments and investments in other accounts.

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest
AST JP Morgan International Equity

AST William Blair International Growth

Portfolio	Compensation Structure and Method(s) / Material Conflicts of Interest
AST LSV International Value

Portfolio Managers receive a base salary and bonus which is a function of overall firm profitability. In addition, each portfolio manager is a partner and receives a portion of the firm’s net income.

There are no material conflicts of interest.

AST MFS Global Equity

AST Small-Cap Growth

AST Federated Aggressive Growth

AST Goldman Sachs Small-Cap Value

AST Small-Cap Value

AST DeAM Small-Cap Value

AST Goldman Sachs Mid-Cap Growth

AST Neuberger Berman Mid-Cap Growth

AST Neuberger Berman Mid-Cap Value

AST Alger All-Cap Growth

AST Gabelli All-Cap Value

AST T. Rowe Price Natural Resources

AST Alliance Growth

AST MFS Growth

AST Marsico Capital Growth

AST Goldman Sachs Concentrated Growth

AST DeAM Large-Cap Value

AST Hotchkis & Wiley Large-Cap Value

AST Alliance/Bernstein Growth + Value

AST Sanford Bernstein Core Value

AST Cohen & Steers Realty

AST Sanford Bernstein Managed Index 500

AST American Century Income & Growth

AST Alliance Growth and Income

AST Global Allocation

AST American Century Strategic Balanced

AST T. Rowe Price Asset Allocation

AST T. Rowe Price Global Bond

AST Goldman Sachs High Yield

AST Lord Abbett Bond-Debenture

AST PIMCO Total Return Bond

AST PIMCO Limited Maturity Bond

AST Money Market

C.  Portfolio Manager Securities Ownership.  The table below identifies, for each Portfolio Manager, ownership of Trust securities by each Portfolio Manager.

Portfolio	Portfolio Manager(s)	Ownership of Trust Securities
AST JP Morgan International Equity

AST William Blair International Growth

AST LSV International Value

AST MFS Global Equity

AST Small-Cap Growth

AST Federated Aggressive Growth

AST Goldman Sachs Small-Cap Value

AST Small-Cap Value

AST DeAM Small-Cap Value

AST Goldman Sachs Mid-Cap Growth

AST Neuberger Berman Mid-Cap Growth

AST Neuberger Berman Mid-Cap Value

AST Alger All-Cap Growth

AST Gabelli All-Cap Value

AST T. Rowe Price Natural Resources

AST Alliance Growth

AST MFS Growth

AST Marsico Capital Growth

AST Goldman Sachs Concentrated Growth

AST DeAM Large-Cap Value

AST Hotchkis & Wiley Large-Cap Value

AST Alliance/Bernstein Growth + Value

AST Sanford Bernstein Core Value

AST Cohen & Steers Realty

AST Sanford Bernstein Managed Index 500

AST American Century Income & Growth

AST alliance Growth and Income

AST Global Allocation

Portfolio	Portfolio Manager(s)	Ownership of Trust Securities
AST American Century Strategic Balanced

AST T. Rowe Price Asset Allocation

AST T. Rowe Price Global Bond

AST Goldman Sachs High Yield

AST Lord Abbett Bond-Debenture

AST PIMCO Total Return Bond

AST PIMCO Limited Maturity Bond

AST Money Market

The Administrator and Transfer and Shareholder Servicing Agent:  PFPC Inc. (the “Administrator”), 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation that is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the Administrator and Transfer and Shareholder Servicing Agent for the Trust.  Pursuant to a Trust Accounting and Administration Agreement between the Trust and the Administrator, dated May 1, 1992 (the “Administration Agreement”), the Administrator has agreed to provide certain fund accounting and administrative services to the Trust, including, among other services, accounting relating to the Trust and investment transactions of the Trust; computation of daily net asset values; maintaining the Trust’s books of account; assisting in monitoring, in conjunction with the Investment Manager, compliance with the Portfolios’ investment objectives, policies and restrictions; providing office space and equipment necessary for the proper administration and accounting functions of the Trust; monitoring investment activity and income of the Trust for compliance with applicable tax laws; preparing and filing Trust tax returns; preparing financial information in connection with the preparation of the Trust’s annual and semi-annual reports and making requisite filings thereof; preparing schedules of Trust share activity for footnotes to financial statements; furnishing financial information necessary for the completion of certain items to the Trust’s registration statement and necessary to prepare and file Rule 24f-2 notices; providing an administrative interface between the Investment Manager and the Trust’s custodian; creating and maintaining all necessary records in accordance with applicable laws, rules and regulations, including, but not limited to, those records required to be kept pursuant to the 1940 Act; and performing such other duties related to the administration of the Trust as may be requested by the Board of Trustees of the Trust.  The Administrator does not have any responsibility or authority for the management of the assets of the Trust, the determination of its investment policies, or for any matter pertaining to the distribution of securities issued by the Trust.

Under the terms of the Administration Agreement, the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which the Administration Agreement relates, except for a loss or expense resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.  Any person, even though also an officer, director, partner, employee or agent of the Administrator, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Administrator’s duties under the Administration Agreement) to be rendering such services to or acting solely for the Trust and not as an officer, director, partner, employee or agent or one under the control or direction of the Administrator even though paid by them.

As compensation for the services and facilities provided by the Administrator under the Administration Agreement, the Trust has agreed to pay to the Administrator the greater of certain percentages of the average daily net assets of each Portfolio or certain specified minimum annual amounts calculated for each Portfolio.  Except for the AST Sanford Bernstein Managed Index 500 Portfolio, the percentages of the average daily net assets are: (a) 0.10% of the first $200 million; (b) 0.06% of the next $200 million; (c) 0.0275% of the next $200 million; (d) 0.02% of average daily net assets over $1 billion.  The percentages for the AST Sanford Bernstein Managed Index 500 Portfolio are: (a) 0.05% of the first $200 million; (b) 0.03% of the next $200 million; (c) 0.0275 of the next $200 million; (d) 0.02% of the next $400 million; and (e) 0.01% of average daily net assets over $1 billion.

The minimum amount is $75,000 for each of the AST PBHG Small-Cap Growth Portfolio, the AST DeAM Small-Cap Growth Portfolio, the AST Goldman Sachs Small-Cap Value Portfolio, the AST Gabelli Small-Cap Value Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST T. Rowe Price Natural Resources Portfolio, the AST Alliance Growth Portfolio, the AST Marsico Capital Growth Portfolio, the AST Hotchkis & Wiley Large-Cap Value Portfolio, the AST Cohen & Steers Realty Portfolio, the AST Sanford Bernstein Managed Index 500 Portfolio, the AST American Century Income & Growth Portfolio, the AST Lord Abbett Growth and Income Portfolio, the AST DeAM Global Allocation Portfolio, the AST American Century Strategic Balanced Portfolio, the AST T. Rowe Price Asset Allocation Portfolio, the AST Goldman Sachs High Yield Portfolio, the AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio. The minimum amount is $100,000 for the AST DeAM International Equity Portfolio, the AST JPMorgan International Equity Portfolio, the AST William Blair International Growth Portfolio and the AST T. Rowe Price Global Bond Portfolio.  For all of these Portfolios, monthly fees have been frozen at the amounts paid for the month of December 1999.  Monthly fees for the AST MFS Global Equity Portfolio, the AST MFS Growth Portfolio have been frozen at levels determined under the asset-based fee schedule set forth above based on December 1999 asset levels, without regard to any minimum amounts.  The fees payable to the Administrator for those Portfolios that commenced operations during 2000 and 2001( the AST Federated Aggressive Growth Portfolio, the AST Goldman Sachs Mid-Cap Growth Portfolio, the AST Alger All-Cap Growth Portfolio, the AST Gabelli All-Cap Value Portfolio, the AST DeAM Large-Cap Value Portfolio, and the AST Lord Abbett Bond-Debenture Portfolio, the AST Alliance/Bernstein Growth + Value Portfolio and the AST Sanford Bernstein Core Value Portfolio) are not subject to any freeze and each such Portfolio will pay the Administrator the greater of the asset based fee or a phased-in minimum amount equal to $34,375 for the first twelve months of the Portfolio’s operations.  The fees payable to the Administrator for any Portfolio that has not commenced operations prior to the date of this Statement would not be subject to any freeze and each such Portfolio will pay the Administrator the greater of the asset based fee or a phased-in minimum amount equal to $34,375 for the first twelve months of the Portfolio’s operations.  These fee arrangements will remain in effect until such time as the aggregate fee resulting from the application of revised fee schedules based on the combined average daily net assets of each Portfolio and the corresponding series of American Skandia Advisor Funds, Inc. would result in a lower fee, at which point the revised fee schedules will take effect.

Reimbursable “out-of-pocket” expenses of the Administrator include, but are not limited to, postage and mailing, forms, envelopes, checks, toll-free lines (if requested by the Trust), telephone, hardware and telephone lines for remote terminals (if required by the Trust), wire fees, certificate issuance fees, microfiche and microfilm, telex, federal express, outside independent pricing service charges, record retention/storage and proxy solicitation, mailing and tabulation expenses (if required by the Trust).  For the years ended December 31, 2001, 2002 and 2003, the Trust paid the Administrator $10,876,193, $10,173,593 and $10,034,859 respectively.  These amounts do not included out-of-pocket expenses for which the Administrator was reimbursed.

The Administration Agreement provides that it will continue in effect from year to year.  The Administration Agreement is terminable, without penalty, by the Board of Trustees, by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, or by the Administrator, on not less than sixty days’ notice.  The Administration Agreement shall automatically terminate upon its assignment by the Administrator without the prior written consent of the Trust, provided, however, that no such assignment shall release Administrator from its obligations under the Agreement.

BROKERAGE ALLOCATION:

The Trust has adopted a policy pursuant to which the Trust and its Investment Manager, sub-advisors, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Trust shares by directing brokerage transactions to that broker.  The Trust has adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits the Trust, the Investment Manager, and the sub-advisors to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of the Trust and is not influenced by considerations about the sale of Fund shares.

Subject to the supervision of the Board of Trustees of the Trust, decisions to buy and sell securities for the Trust are made for each Portfolio by its Sub-advisor. Generally, the primary consideration in placing Portfolio securities transactions with broker-dealers is to obtain, and maintain the availability of, execution at the best net price available and in the most effective manner possible.  Each Sub-advisor is authorized to allocate the orders placed by it on behalf of the applicable Portfolio to brokers who also provide research or statistical material, or other services to the Portfolio or the Sub-advisor for the use of the applicable Portfolio or the Sub-advisor’s other accounts.  Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine. The Sub-advisor may consider sale of shares of the Portfolios or variable insurance products that use the Portfolios as investment vehicles, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of brokers to effect portfolio transactions for a Portfolio, subject to the requirements of best net price available and most favorable execution.  In this regard, the Investment Manager has directed certain of the Sub-advisors to try to effect a portion of their Portfolios’ transactions through broker-dealers, including ASM, that give prominence to variable insurance products using the Portfolios as investment vehicles, to the extent consistent with best net price available and most favorable execution.

As noted above, a Sub-advisor may purchase new securities on behalf of the applicable Portfolio in an underwritten fixed price offering.  In these situations, the underwriter or selling group member may provide the Sub-advisor with research in addition to selling the securities (at the fixed public offering price).  Because the offerings are conducted at a fixed price, the ability to obtain research from a broker/dealer in this situation provides knowledge that may benefit the Portfolio without incurring additional costs.  These arrangements may not fall within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 because the broker/dealer is considered to be acting in a principal capacity in underwritten transactions.  However, the NASD has adopted rules expressly permitting broker/dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances.  As a general matter, in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-advisor also may allocate orders to brokers or dealers affiliated with the Sub-advisor or the Investment Manager, such as ASM.  Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Sub-advisor will report on said allocations either to the Investment Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees.

In selecting a broker to execute each particular transaction, each Sub-advisor will take the following factors among other factors into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Portfolio on a continuing basis.  Accordingly, the cost of the brokerage commissions in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the brokerage services offered.  Subject to such policies and procedures as the Board of Trustees may determine, a Sub-advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Portfolio to pay a broker that provides research services to the Sub-advisor an amount of commission for effecting an investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-advisor’s ongoing responsibilities with respect to a Portfolio or its managed accounts generally.  For the years ended December 31, 2002, 2003 and 2004, aggregate brokerage commissions of $43,685,969, $28,515,246, and $         , respectively, were paid in relation to brokerage transactions for the Trust.  The increase in commissions paid corresponds roughly to the increase in the Trust’s net assets during those periods.

The table below sets forth certain information concerning payment of commissions by the Trust, including the commissions paid to an affiliated broker for the fiscal years ended December 31, 2004, 2003 and 2002.

Commissions Paid by the Portfolios

Year Ended December 31, 2004

A.  Aggregate Commissions and Commissions Paid to Prudential Securities Incorporated (PSI)/Wachovia Securities LLC (Wachovia)

Portfolio	Commissions Paid to PSI/Wachovia	% of Commissions Paid to PSI/Wachovia	% of Dollar Amount of Transactions Involving Commissions Effected Through PSI/Wachovia
AST JP Morgan International Equity	$—	—
AST William Blair International Growth
AST LSV International Value
AST MFS Global Equity
AST Small-Cap Growth
AST Federated Aggressive Growth
AST Goldman Sachs Small-Cap Value
AST Small-Cap Value
AST DeAM Small-Cap Value
AST Goldman Sachs Mid-Cap Growth
AST Neuberger Berman Mid-Cap Growth
AST Neuberger Berman Mid-Cap Value
AST Alger All-Cap Growth
AST Gabelli All-Cap Value
AST T. Rowe Price Natural Resources
AST Alliance Growth
AST MFS Growth
AST Marsico Capital Growth
AST Goldman Sachs Concentrated Growth
AST DeAM Large-Cap Value
AST Hotchkis & Wiley Large-Cap Value
AST Alliance/Bernstein Growth + Value
AST Sanford Bernstein Core Value
AST Cohen & Steers Realty
AST Sanford Bernstein Managed Index 500
AST American Century Income & Growth
AST alliance Growth and Income
AST Global Allocation
AST American Century Strategic Balanced
AST T. Rowe Price Asset Allocation
AST T. Rowe Price Global Bond
AST Goldman Sachs High Yield
AST Lord Abbett Bond-Debenture
AST PIMCO Total Return Bond
AST PIMCO Limited Maturity Bond
AST Money Market
Total

Portfolio	Commissions Paid to American Skandia Marketing	% of Commissions Paid to American Skandia Marketing	% of Dollar Amount of Transactions Involving Commissions Effected Through American Skandia Marketing
AST JP Morgan International Equity	$—	—
AST William Blair International Growth
AST LSV International Value
AST MFS Global Equity
AST Small-Cap Growth
AST Federated Aggressive Growth
AST Goldman Sachs Small-Cap Value
AST Small-Cap Value
AST DeAM Small-Cap Value
AST Goldman Sachs Mid-Cap Growth
AST Neuberger Berman Mid-Cap Growth
AST Neuberger Berman Mid-Cap Value
AST Alger All-Cap Growth
AST Gabelli All-Cap Value
AST T. Rowe Price Natural Resources
AST Alliance Growth
AST MFS Growth
AST Marsico Capital Growth
AST Goldman Sachs Concentrated Growth
AST DeAM Large-Cap Value
AST Hotchkis & Wiley Large-Cap Value
AST Alliance/Bernstein Growth + Value
AST Sanford Bernstein Core Value
AST Cohen & Steers Realty
AST Sanford Bernstein Managed Index 500
AST American Century Income & Growth
AST alliance Growth and Income
AST Global Allocation
AST American Century Strategic Balanced
AST T. Rowe Price Asset Allocation
AST T. Rowe Price Global Bond
AST Goldman Sachs High Yield
AST Lord Abbett Bond-Debenture
AST PIMCO Total Return Bond
AST PIMCO Limited Maturity Bond
AST Money Market
Total

B.  Commissions Paid to Other Affiliated Brokers

Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Involving Commissions Effected Through Broker
AST JP Morgan International Equity
AST William Blair International Growth
AST LSV International Value
AST MFS Global Equity
AST Small-Cap Growth
AST Federated Aggressive Growth
AST Goldman Sachs Small-Cap Value
AST Small-Cap Value
AST DeAM Small-Cap Value
AST Goldman Sachs Mid-Cap Growth
AST Neuberger Berman Mid-Cap Growth
AST Neuberger Berman Mid-Cap Value
AST Alger All-Cap Growth
AST Gabelli All-Cap Value
AST T. Rowe Price Natural Resources
AST Alliance Growth
AST MFS Growth
AST Marsico Capital Growth
AST Goldman Sachs Concentrated Growth
AST DeAM Large-Cap Value
AST Hotchkis & Wiley Large-Cap Value
AST Alliance/Bernstein Growth + Value
AST Sanford Bernstein Core Value
AST Cohen & Steers Realty
AST Sanford Bernstein Managed Index 500
AST American Century Income & Growth
AST alliance Growth and Income
AST Global Allocation
AST American Century Strategic Balanced
AST T. Rowe Price Asset Allocation
AST T. Rowe Price Global Bond
AST Goldman Sachs High Yield
AST Lord Abbett Bond-Debenture
AST PIMCO Total Return Bond
AST PIMCO Limited Maturity Bond
AST Money Market
Total

Commissions Paid by the Portfolios

Years Ended December 31, 2003 & 2002

	AST Alger All-Cap Growth Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$2,062,078	$2,884,154
Total Brokerage Commission paid to affiliated brokers (Fred Alger & Co.)	238,035	$1,121,083
Percentage of total brokerage commissions paid to affiliated brokers	11.54%	38.87%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	15.09%	42.46%
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$1,036,098	$903,228
Percentage of total brokerage commissions paid to American Skandia Marketing	50.24%	31.31%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to American Skandia Marketing	53.23%	Not available

	AST Alliance /Bernstein Growth and Value Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$59,230	$61,062
Total Brokerage Commission paid to affiliated brokers (Sanford C. Bernstein & Co., LLC)	$45,970	$60,043
Percentage of total brokerage commissions paid to affiliated brokers	77.61%	98.33%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	77.77%	97.82%

	AST Alliance Growth Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$487,792	$811,601
Total Brokerage Commission paid to affiliated brokers (Sanford C. Bernstein & Co., LLC)	7,920	$2,880
Percentage of total brokerage commissions paid to affiliated brokers	1.62%	0.35%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	1.59%	0.44%
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$114,064	$132,869
Percentage of total brokerage commissions paid to American Skandia Marketing	23.38%	16.37%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to American Skandia Marketing	27.83%	Not available

	AST Alliance Growth + Income Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$3,199,791	$4,910,898
Total Brokerage Commission paid to affiliated brokers (Sanford C. Bernstein & Co., LLC)	175,250	$114,309
Percentage of total brokerage commissions paid to affiliated brokers	5.47%	2.33%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	4.69%	2.75%
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$1,186,279	$1,451,711
Percentage of total brokerage commissions paid to American Skandia Marketing	36.83%	29.56%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to American Skandia Marketing	38.87%	Not available

	AST American Century Income & Growth Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$775,699	$779,384
Total Brokerage Commission paid to affiliated brokers (J.P. Morgan Securities, Prudential Securities, First Union Capital Markets and Wachovia Securities, LLC)	$744	$1,008
Percentage of total brokerage commissions paid to affiliated brokers	0.09%	0.13%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0.11%	0.12%

	AST American Century Strategic Balanced Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$389,523	$462,842
Total Brokerage Commission paid to affiliated brokers (J.P. Morgan Securities, Inc., Prudential Securities, and First Union Capital Markets)	$2,288	$1,069
Percentage of total brokerage commissions paid to affiliated brokers	0.58%	0.23%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0.66%	0.30%

	AST Cohen & Steers Realty Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$338,839	$72,336.00
Total Brokerage Commission paid to affiliated brokers (Wachovia Capital Markets)	$846	N/A
Percentage of total brokerage commissions paid to affiliated brokers	.25%	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	.17%	N/A
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$31,892	$72,336
Percentage of total brokerage commissions paid to American Skandia Marketing	9.41%	100
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to American Skandia Marketing	8.38%	Not available

	AST DeAM Global Allocation Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	N/A	$181,683
Total Brokerage Commission paid to affiliated brokers (DB Alex Brown)	N/A	$32,104
Percentage of total brokerage commissions paid to affiliated brokers	N/A	17.67%
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	N/A	$28,313
Percentage of total brokerage commissions paid to American Skandia Marketing	N/A	15.58%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers

	AST DeAM Large Cap Value
	December 31, 2003	December 31, 2002

Total Brokerage Commission	N/A	$393,021
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$0.00	$48,901
Percentage of total brokerage commissions paid to American Skandia Marketing	N/A	12.44%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	N/A

AST DeAM Small Cap Growth
	December 31, 2003	December 31, 2002

Total Brokerage Commission	N/A	N/A
Total Brokerage Commission paid to affiliated brokers (DB Alex Brown)	N/A	N/A
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$0.00	$0.00
Percentage of total brokerage commissions paid to American Skandia Marketing	N/A	N/A
Percentage of total brokerage commissions paid to affiliated brokers	N/A	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	N/A	N/A

	AST Gabelli All-Cap Value Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$178,271	$219,582
Total Brokerage Commission paid to affiliated brokers (Gabelli Securities and Wexford)	$139,174	$173,437
Percentage of total brokerage commissions paid to affiliated brokers	78.06%	78.98%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	80.18%	86.16%
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$6,655	$9,440
Percentage of total brokerage commissions paid to American Skandia Marketing	3.73%	4.30%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to American Skandia Marketing	3.49%	Not available

	AST Gabelli Small-Cap Value Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$775,755	$731,705
Total Brokerage Commission paid to affiliated brokers (Gabelli Securities, Wachovia Securities, LLC, and Prudential Securities, Inc.)	$389,581	$451,360
Percentage of total brokerage commissions paid to affiliated brokers	50.22%	61.69%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	46.18%	63.79%
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$6,110.00	$42,255
Percentage of total brokerage commissions paid to American Skandia Marketing	4.47%	5.77%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to American Skandia Marketing	4.48%	Not available

	AST Goldman Sachs Concentrated Growth Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$1,961,277	$2,598,127
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$736,840.50	$864,976.04
Percentage of total brokerage commissions paid to affiliated brokers	35.49%	33.29%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	37.08%	Not available

	AST Goldman Sachs Mid-Cap Growth Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$389,050	$192,407
Total Brokerage Commission paid to affiliated brokers (Goldman Sachs & Co. and Prudential Securities, Inc.)	$346	N/A
Percentage of total brokerage commissions paid to affiliated brokers	.08%	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	.12%	N/A
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$193,352	$46,591
Percentage of total brokerage commissions paid to American Skandia Marketing	38.82%	24.21%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to American Skandia Marketing	38.74%	Not available

	AST Goldman Sachs Small-Cap Value Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$1,110,391	$2,357,099
Total Brokerage Commission paid to affiliated brokers (Goldman Sachs & Co., Prudential Securities, Inc., and Wachovia Securities LLC)	$24,416	$34,527
Percentage of total brokerage commissions paid to affiliated brokers	2.19%	1.46%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	1.97%	1.74%
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$304,392.34	$633,290
Percentage of total brokerage commissions paid to American Skandia Marketing	20.06%	26.87%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to American Skandia Marketing	18.56%	Not available

	AST Hotchkis & Wiley Large-Cap Value Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$803,548	$907,065
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$295,812	$309,957
Percentage of total brokerage commissions paid to affiliated brokers	36.81%	34.17%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	24.45%	Not available

	AST Marsico Capital Growth Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$3,041,073	$2,848,050
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$696,023	$527,371
Percentage of total brokerage commissions paid to affiliated brokers	21.25%	1.85%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	24.96%	1.80%

	AST MFS Growth Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$4,155,736	$4,259,839
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$889,853	$860,821
Percentage of total brokerage commissions paid to affiliated brokers	21.41%	20.21%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	16.27%	Not available

	AST Neuberger Berman Mid-Cap Growth Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$1,164,980	$954,484
Total Brokerage Commission paid to affiliated brokers (Neuberger Berman LLC)	$191,778	$203,926
Percentage of total brokerage commissions paid to affiliated brokers	16.46%	21.37%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	16.18%	21.05%
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$222,760	$259,055
Percentage of total brokerage commissions paid to American Skandia Marketing	19.12%	27.14%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to American Skandia Marketing	19.39%	Not available

	AST Neuberger Berman Mid-Cap Value Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$1,834,515	$2,692,678
Total Brokerage Commission paid to affiliated brokers (Neuberger Berman LLC)	$651,777	$1,002,560
Percentage of total brokerage commissions paid to affiliated brokers	35.52%	37.23%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	33.75%	37.61%
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$730,876	$1,025,212
Percentage of total brokerage commissions paid to American Skandia Marketing	39.84%	38.07%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to American Skandia Marketing	38.79%	Not available

	AST State Street Research Small-Cap Growth Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$1,549,522	$2,298,718
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$235,797	$466,875
Percentage of total brokerage commissions paid to affiliated brokers	15.22%	20.31%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	16.67%	Not available

	AST Sanford Bernstein Core Value Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$939,295	$392,707
Total Brokerage Commission paid to affiliated brokers (Sanford C. Bernstein & Co., LLC)	$346,164	$373,954
Percentage of total brokerage commissions paid to affiliated brokers	36.85%	95.22%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	36.31%	98.45%
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$338,603	N/A
Percentage of total brokerage commissions paid to American Skandia Marketing	32.58	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to American Skandia Marketing	33.41%	N/A

	AST Sanford Bernstein Managed Index 500 Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$870,921	$641,109
Total Brokerage Commission paid to affiliated brokers (Sanford C. Bernstein & Co., LLC)	$346,136	$324,048
Percentage of total brokerage commissions paid to affiliated brokers	39.74%	28.09%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	42.40%	25.54%
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$323,583	$512,390
Percentage of total brokerage commissions paid to American Skandia Marketing	32.70%	79.99%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to American Skandia Marketing	31.48%	Not available

	AST JPMorgan International Equity Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$843,780	$975,054
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$108,472	$473,280
Percentage of total brokerage commissions paid to affiliated brokers	10.90%	48.54%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	11.43%	Not available

	AST T. Rowe Price Asset Allocation Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$159,024	N/A
Total Brokerage Commission paid to affiliated brokers (Prudential Securities, Inc. and Wachovia Securities LLC)	$675	N/A
Percentage of total brokerage commissions paid to affiliated brokers	0.42%	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0.44%	N/A

	AST T. Rowe Price Natural Resources Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$154,699	$286,967
Total Brokerage Commission paid to affiliated brokers (Wachovia Securities LLC)	$5,710	N/A
Percentage of total brokerage commissions paid to affiliated brokers	3.69%	N/A
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	1.88%	N/A
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$27,389.1	$53,099
Percentage of total brokerage commissions paid to American Skandia Marketing	17.18%	1.85%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to American Skandia Marketing	19.88%	Not available

	AST William Blair International Growth Portfolio
	December 31, 2003	December 31, 2002

Total Brokerage Commission	$1,270,459	$1,139,892
Total Brokerage Commission paid to affiliated brokers (American Skandia Marketing)	$606,775.81	$637,602
Percentage of total brokerage commissions paid to affiliated brokers	43.69%	55.93%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	51.93%	Not available

ALLOCATION OF INVESTMENTS:

The Sub-advisors have other advisory clients, some of which have similar investment objectives to one or more Portfolios for which advisory services are being provided.  In addition, a Sub-advisor may be engaged to provide advisory services for more than one of the Trust’s Portfolios.  There will be times when a Sub-advisor may recommend purchases and/or sales of the same securities for a Portfolio and such Sub-advisor’s other clients.  In such circumstances, it will be the policy of each Sub-advisor to allocate purchases and sales among a Portfolio and its other clients, including other Trust Portfolios for which it provides advisory services, in a manner which the Sub-advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding period and other pertinent factors relative to each account.

COMPUTATION OF NET ASSET VALUES:

The net asset value per share (“NAV”) of each Portfolio is determined as of the time of the close of regular trading on the New York Stock Exchange (the “NYSE”) (which is normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.  Currently, the Exchange is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

All Portfolios with the exception of the AST Money Market Portfolio:  The net asset value per share of all of the Portfolios with the exception of the AST Money Market Portfolio is determined by dividing the market value of its securities as of the close of trading plus any cash or other assets (including dividends and accrued interest receivable) less all liabilities (including accrued expenses), by the number of shares outstanding.  Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded.  Securities for which the primary market is the National Association of Securities Dealer’s Automatic Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (as defined by NASDAQ).  Securities not listed on an exchange or securities market, or securities in which there were not transactions on that day, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is available.  Any securities or other assets for which recent market quotations are not readily available are valued at fair market value as determined in good faith by or under procedures established by the Board of Trustees.  Short-term obligations with sixty days or less remaining to maturity are valued on an amortized cost basis.  Expenses and fees, including the investment management fees, are accrued daily and taken into account for the purpose of determining net asset value of shares.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange.  The values of such securities used in computing the net asset value of the shares of a Portfolio generally are determined as of such earlier times.  Foreign currency exchange rates are also generally determined prior to the close of the Exchange.  Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they usually are determined and the close of the Exchange.  If such extraordinary events occur, their effects may not be reflected in the net asset value of a Portfolio calculated as of the close of the Exchange on that day.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded.  All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

AST Money Market Portfolio:  For the AST Money Market Portfolio, all securities are valued by the amortized cost method.  The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00.  No assurance can be given that this goal can be attained.  If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation or any unfair results to shareholders, such as changing dividend policy, shortening the average maturity of the investments in the Portfolio or valuing securities on the basis of current market prices if available or, if not, at fair market value.

SALE OF SHARES:

The Trust has entered into separate agreements for the sale of shares with American Skandia Life Assurance Corporation (“ASLAC”) and Kemper Investors Life Insurance Company (“Kemper”), respectively.  Pursuant to these agreements, the Trust will pay ASLAC and Kemper for printing and delivery of certain documents to the beneficial owners of Trust shares who are holders of variable annuity and variable life insurance policies issued by ASLAC and Kemper.  Such documents may include but are not limited to prospectuses, information statements, semi-annual and annual reports and any proxy materials.  The Trust pays ASLAC 0.10%, on an annualized basis, of the net asset value of the shares legally owned by any separate account of ASLAC, and pays Kemper 0.10%, on an annualized basis, of the net asset value of the shares legally owned by the separate accounts of Kemper named in the sales agreement.  A complete description of the manner by which the

Trust’s shares may be purchased and redeemed appears in the Prospectus under the heading “Purchase and Redemption of Shares.”

Distribution Plan.  Distribution Plan.  Until November 18, 2004, the Trust utilized a Distribution Plan (the “Distribution Plan”) under Rule 12b-1 under the 1940 Act to permit American Skandia Marketing, Incorporated (“ASM”), an affiliate of ASISI, to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolios.  A description of the Distribution Plan in effect until November 18, 2004 is set forth below.

  Prudential Investment Management Services LLC (“PIMS”) was co-distributor under the Distribution Plan along with ASM (each a “Distributor” and together the “Distributors”).  Under the Distribution Plan, ASM was permitted to use the brokerage commissions received to pay various distribution-related expenses, such as advertising, printing of sales materials, training sales personnel, and paying marketing fees requested by broker-dealers who sell variable annuity contracts and variable life insurance policies the premiums for which were invested in Shares of the Trust (“variable contracts”).  ASM received compensation under the Distribution Plan regardless of whether it actually used such compensation to pay distribution expenses.  However, it was anticipated that amounts received by ASM under the Distribution Plan would be used entirely to pay distribution expenses and administrative expenses relating to implementation and operation of the Distribution Plan, and that ASM likely would not earn a profit directly from the compensation received under the Distribution Plan.

The Distribution Plan was adopted by a majority vote of the Trustees of the Trust, including at least a majority of Trustees who are not “interested persons” of the Portfolios (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Distribution Plan, cast in person at a meeting called for the purpose of voting on the Plan.  In approving the Distribution Plan, the Trustees of the Trust considered, among other factors, that the Distribution Plan could improve a Distributor’s ability to attract new investments in the Portfolios by enabling it to compensate broker-dealers selling variable products adequately and in the most effective manner, and that the resulting increase in the Portfolios’ assets should enable the Portfolios to achieve greater economies of scale and lower their per-share operating expenses.  The Trustees of the Trust believed that there is a reasonable likelihood that the Distribution Plan would benefit each Portfolio and its shareholders in the manner contemplated.  The Distribution Plan was also approved by a majority of the outstanding voting securities of each Portfolio.

Under the terms of the Distribution Plan, ASM provided to each Portfolio, for review by the Trustees of the Trust, a quarterly written report of the amounts received by ASM under the Plan, the amounts expended under the Plan, and the purposes for which such expenditures were made.  The Trustees of the Trust reviewed such information on compensation and expenditures in considering the continued appropriateness of the Distribution Plan.

The distribution expenses paid under the Distribution Plan were intended to result in the sale of variable products, the assets attributable to which may have been invested in various Portfolios of the Trust.  As a result, brokerage commissions incurred by a Portfolio under the Distribution Plan may have been used in a manner that promoted the sale of shares of other Portfolios.  Distribution expenses were allocated among the Portfolios on different bases (e.g., relative asset size and relative new sales of the Portfolios) depending on the nature of the expense and the manner in which the amount of such expense was determined.

The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

During the year ended December 31, 2004, prior to the termination of the Distribution Plan, ASM received $               from the Portfolios under the Distribution Plan, all of which was used by ASM to provide compensation to broker-dealers.

DESCRIPTION OF SHARES OF THE TRUST:

The amendment and restatement of the Trust’s Declaration of Trust dated October 31, 1988, which governs certain Trust matters, permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.  Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio.  Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio.  Shares of one class may not bear the same economic relationship to the Trust as shares of another class.  In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio.  Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.

There are no preemptive or conversion rights applicable to any of the Trust’s shares.  The Trust’s shares, when issued, will be fully paid, non-assessable and transferable.  The Trustees may at any time create additional series of shares without shareholder approval.

Generally, there will not be annual meetings of shareholders.  A Trustee may, in accordance with certain rules of the SEC, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust’s custodian or vote in person or by proxy at a meeting called for this purpose.  In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares.  Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust.  However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders.  The Declaration of Trust provides for indemnification out of the Trust’s property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

The Declaration of Trust further provides that the Trustees will have no personal liability to any person in connection with the Trust property or affairs of the Trust except for that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to that person.  All persons must look solely to the Trust property for satisfaction of claims of any nature arising in connection with the Trust’s affairs.  In general, the Declaration of Trust provides for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which the Trustee or officer acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of his duties.

UNDERWRITER:

The Trust is presently used for funding variable annuities and variable life insurance.  Pursuant to an exemptive order of the SEC, the Trust may also sell its shares directly to qualified plans.  If the Trust does sell its shares to qualified plans other than the profit sharing plan covering employees of American Skandia Life Assurance Corporation and its affiliates, it intends to use ASM, PIMS or another affiliated broker-dealer as underwriter, if so required by applicable law.  ASM and PIMS are registered as broker-dealers with the SEC and the National Association of Securities Dealers.  Each is an affiliate of American Skandia Life Assurance Corporation and the Investment Managers.

TAX MATTERS:

This discussion of federal income tax consequences applies to the Participating Insurance Companies and qualified plans because these entities are the shareholders of the Trust.  The Trust intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income and sources of income.  It is the Trust’s policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code so that the Trust will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax.

Distributions by the Trust of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income.  These distributions are treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent designated as attributable to dividends received by the Trust in a notice from the Trust.  Distributions by the Trust of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares.

Portions of certain Portfolio’s investment income may be subject to foreign income taxes withheld at source.  The Trust may elect to “pass-through” to the shareholders of such Portfolios these foreign taxes, in which event each shareholder will be required to include his pro rata portion thereof in his gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.

Distributions to shareholders are treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Trust.  In general, distributions by the Trust are taken into account by the shareholders in the year in which they are made.  However, certain distributions made during January will be treated as having been paid by the Trust and received by the shareholders on December 31 of the preceding year.  A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes “passed through,” will be sent to shareholders promptly after the end of each year.  Notwithstanding the foregoing, distributions by the Trust to certain Qualified Plans may be exempt from federal income tax.

December 31, 2004, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized gains:

Expiration December 31,
Portfolio	Total	2008	2009	2010	2011

AST JPMorgan International Equity Portfolio
AST William Blair International Growth Portfolio
AST DeAM International Equity Portfolio
AST MFS Global Equity Portfolio
AST State Street Research Small-Cap Growth Portfolio
AST DeAM Small-Cap Growth Portfolio
AST Federated Aggressive Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Gabelli Small-Cap Value Portfolio
AST DeAM Small-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST Alger All-Cap Growth Portfolio
AST Gabelli All-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Alliance Growth Portfolio
AST MFS Growth Portfolio
AST Marsico Capital Growth Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST DeAM Large-Cap Value Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST Alliance/Bernstein Growth + Value Portfolio
AST Sanford Bernstein Core Value Portfolio
AST Cohen & Steers Realty Portfolio
AST Sanford Bernstein Managed Index 500 Portfolio
AST American Century Income & Growth Portfolio
AST Alliance Growth and Income Portfolio
AST DeAM Global Allocation Portfolio
AST American Century Strategic Balanced Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST Goldman Sachs High Yield Portfolio(1)

(1) The Portfolio had additional capital loss carryforwards of $                          expiring in             .

The following Portfolios elected to treat post-October losses incurred in the period November 1, 2004 through December 31, 2004 as having occurred in the following fiscal year:

Post October Losses
Portfolio	Currency	Capital
William Blair International
MFS Global Equity
Federated Aggressive Growth
Alger All-Cap Growth
Alliance Growth
MFS Growth
Marsico Capital Growth
Alliance/Bernstein Growth + Value
Sanford Bernstein Core Value
Sanford Bernstein Managed Index 500
American Century Income & Growth
T. Rowe Price Global Bond

Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be “adequately diversified.”  A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations.  For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look-through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares.  The Trust intends to satisfy these ownership conditions.  Further, the Trust intends that each Portfolio separately will be adequately diversified.  Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Statement, and is subject to change by legislative or administrative action.  A description of other tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled “Tax Matters.”  No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders.  The discussion herein in the Prospectus is not intended as a substitute for careful tax planning.

DISCLOSURE OF PORTFOLIO HOLDINGS:

Each Portfolio’s portfolio holdings are made public, as required by law, in the Trust’s annual and semi-annual reports.  These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period.  In addition, as required by law, each Portfolio’s portfolio holdings are reported to the SEC and posted to the Trust’s website within 60 days after the end of each Portfolio’s fiscal quarter.  In addition, a Portfolio may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis, with the information as of a date 15 days prior to the release.  Such information will be posted to the Trust’s website within 15 days after the end of each month.

When authorized by an officer of the Trust, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute a Portfolio’s shares, third-party providers of auditing, custody, proxy voting and other services for a Portfolio, rating and ranking organizations, and certain affiliated persons of the Trust.  As of the date of this Statement of Additional Information, each Portfolio will provide:

1.                                       Traditional External Recipients/Vendors

•                  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) or Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•                  Full holdings on a daily basis to each Portfolio’s Sub-advisor(s) (if any), Custodian, Sub-Custodian (if any) and Accounting Agents at the end of each day.  Where a Portfolio has more than one Sub-advisor, each Sub-advisor receives holdings information only with respect to the “sleeve” or segment” of the Portfolio for which the Sub-advisor has responsibility.

•                  Full holdings to the Trust’s independent accountants at the Trust’s fiscal year-end or on an as-needed basis; and

•                  Full holdings to financial printers at the end of the Trust’s quarterly, semi and annual period-ends.

2.                                       Analytical Service Providers

•                  All Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) at the Funds’ fiscal quarter-end;

•                  For each Trust with international holdings:  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•                  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day;

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information.  Such arrangements will be reviewed by the Trust’s Chief Compliance Officer and Prudential Investment’s (PI) Law Department on an annual basis.

In addition, certain employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions.

In connection with the ongoing arrangements to make available information about a Portfolio’s portfolio holdings, the Trust may require the party receiving such information to maintain assets in the Portfolio or in other investment companies or accounts managed by the Trust’s Investment Manager or by an affiliated person of the Investment Manager.

The Board of Trustees has approved PI’s Policy for the Dissemination of Portfolio Holdings.  The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure.  There can be no assurance that the Trust’s policies and procedures on portfolio holdings information will protect the Trust and its Portfolios from the potential misuse of such information by individuals or entities that come into possession of the information.

CUSTODIAN:

The custodian for all cash and securities holdings of the AST LSV International Value Portfolio, the AST JPMorgan International Equity Portfolio, AST William Blair International Growth Portfolio, AST MFS Global Equity Portfolio and AST T. Rowe Price Global Bond Portfolio is JP Morgan Chase Bank, 4 MetroTech Center, Brooklyn, New York 11245.  The custodian for all cash and securities holdings of the other Portfolios is PFPC Trust Company, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113.  For these Portfolios, The Chase Manhattan Bank will serve as co-custodian with respect to foreign securities holdings.

OTHER INFORMATION:

Principal Holders:  As of April 15, 2004, more than 99% of each Portfolio was owned of record by American Skandia Life Assurance Corporation (“ASLAC”) on behalf of the owners of variable insurance products issued by ASLAC.  As of April 15, 2004, the amount of shares of the Trust owned by the officers and directors of the Trust at that time and who are shown as such in the section of this Statement entitled “Management,” was less than one percent of the shares.  To the knowledge of the Trust, no person owned beneficially more than 5% of any class of the Trust’s outstanding shares as of April 15, 2004.

The Participating Insurance Companies are not obligated to continue to invest in shares of any Portfolio under all circumstances.  Variable annuity and variable life insurance policy holders should refer to the prospectuses for such products for a description of the circumstances in which such a change might occur.

Reports to Holders:  Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Trust are the investment vehicle will receive from the Participating Insurance Companies, unaudited semi-annual financial statements and audited year-end financial statements.  Participants in the Skandia Qualified Plan may request such information from the plan’s trustees.  Each report will show the investments owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.

FINANCIAL STATEMENTS:

The Trust’s audited financial statements for the fiscal year ended December 31, 2004 are incorporated in this Statement of Additional Information by reference to the Annual Report to Shareholders for each Portfolio.  The audited financial statements contained in the Annual Report to Shareholders have been audited by KPMG LLP, independent accountants as stated in their reports, which also are incorporated by reference in this Statement of Additional Information.  You may obtain, without charge, a copy of any or all the documents incorporated by reference in this Statement, including any exhibits to such documents which have been specifically incorporated by reference.  We send such documents upon receipt of your written or oral request.  Please address your request to American Skandia Trust, P.O. Box 883, Shelton, Connecticut, 06484 or call (203) 926-1888.

APPENDIX:

Description of Certain Debt Securities Ratings

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa — Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor’s Corporation (“Standard & Poor’s”)

AAA — Debt rated AAA has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA — Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB – Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C — Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

BB — Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B — Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC — Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC — The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C — The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI — The rating CI is reserved for income bonds on which no interest is being paid.

D — Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-) — Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

Description of Certain Commercial Paper Ratings

Moody’s

Prime-1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 — Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 — Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime – Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

A-1 — This highest category indicates that the degree of safety regarding time payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 — Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

B — Issues rated B are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D – Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

APPENDIX B

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for

Voting Proxies on Behalf of Discretionary Client Accounts

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients.  As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940.  It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940.  This statement is applicable to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts.  These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider.  Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests.  In reviewing proxy issues, we will apply the following general policies:

Elections of Directors:  Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors.  That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support.  We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.  In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:  Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation.  However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company.  Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Capital Structure:  Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature.  Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.  For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan.  However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding.  We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions:  Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision.  Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights:  Alliance Capital believes that certain fundamental rights of shareholders must be protected.  We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights.  However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance:  Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders.  We favor proposals promoting transparency and accountability within a company.  For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures:  Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company.  We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership.  Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers.  For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote.  We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans.  Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation:  Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered.  Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.  We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval.  Other factors such as the company’s performance and industry practice will generally be factored into our analysis.  We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation.  Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility:  Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value.  We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company.  We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary.  These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues.  In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues.  Members of the committees include senior investment personnel and representatives of the Corporate Legal Department.  The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below).  Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy.  We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind.  That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests.  For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.  If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary.  If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation, and is also consistent with the views of an independent source, no further review is necessary.  If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.”  Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary.  During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks.  Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period.  Accordingly, if share blocking is required we may abstain from voting those shares.  In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative.  Alternatively, clients may make a written request for proxy voting information to:  Mark R. Manley, Senior Vice President & Acting General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

American Century Proxy Voting Guidelines

The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds’ board of [directors/trustees] has approved the Manager’s Proxy Voting Guidelines to govern the Manager’s proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager’s consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

•                  Election of Directors

•                  Ratification of Selection of Auditors

•                  Equity-Based Compensation Plans

•                  Anti-Takeover Proposals

•                  Cumulative Voting

•                  Staggered Boards

•                  “Blank Check” Preferred Stock

•                  Elimination of Preemptive Rights

•                  Non-targeted Share Repurchase

•                  Increase in Authorized Common Stock

•                  “Supermajority” Voting Provisions or Super Voting Share Classes

•                  “Fair Price” Amendments

•                  Limiting the Right to Call Special Shareholder Meetings

•                  Poison Pills or Shareholder Rights Plans

•                  Golden Parachutes

•                  Reincorporation

•                  Confidential Voting

•                  Opting In or Out of State Takeover Laws

•                  Shareholder Proposals Involving Social, Moral or Ethical Matters

•                  Anti-Greenmail Proposals

•                  Changes to Indemnification Provisions

•                  Non-Stock Incentive Plans

•                  Director Tenure

•                  Directors’ Stock Options Plans

•                  Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the Manager’s current Proxy Voting Guidelines are available on the funds’ website at www.americancentury.com.

Cohen & Steers Proxy Voting Policies

July 2003

At Cohen & Steers, we view voting rights as a critical component of corporate governance. As you probably are aware, Cohen & Steers Capital Management, Inc. has been a leading firm in the effort to promote strong corporate governance in the REIT industry.

Overview

We would like to take this opportunity to summarize for you our proxy voting policies and procedures. Our three overall objectives in exercising voting rights are:

•                  Holding companies accountable for their actions

•                  Rationalizing management and shareholder concerns

•                  Seeking to ensure that management effectively communicates with its owners about the company’s business operations and financial performance.

In exercising voting rights, we engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security. We always act with reasonable care, prudence and diligence. While we may consider the views of third parties such as ISS or other proxy voting services, we never base a proxy voting decision solely on the opinion of a third party, except in the unlikely scenario that a conflict of interest requires us to rely on a third party as a means to resolve our conflict. Rather, decisions are based on our reasonable and good faith determination as to how best to maximize shareholder value.

Stock-Based Compensation

Our goal in the area of stock-based compensation is to ensure that compensation plans align the interests of management and shareholders. Thus, we generally oppose proposals to authorize the issuance of new shares if the issuance, plus the shares reserved for issuance in connection with all other stock related plans, exceeds 10% of the outstanding shares.

In addition, we believe that stock options generally should not be re-priced, and never should be re-priced particularly without shareholder approval. Moreover, we believe that companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. We vote against the election of any slate of directors that to our knowledge has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

We also support measures to increase the long-term stock ownership by a company’s executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be not less than 85% of the current market price.

Control Issues

Our policies naturally address a number of important change of control issues. We believe that, although a takeover attempt can be a significant distraction for a board and management, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, we generally oppose measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. Thus, we generally vote against shareholder rights plans (a misnomer in our opinion) or “poison pills.” We also generally vote against any directors who, without shareholder approval, have to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year. In the same vein, we also generally vote against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In addition, we will withhold our votes at the next shareholder meeting for directors who to our knowledge have approved golden parachutes.  We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination, and support proposals that seek to lower existing super-majority voting requirements.

In the area of board composition, we support the election of a board that consists of at least a simple majority of independent directors. We also generally withhold our support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees. In addition, we generally vote against classified boards.

With respect to stock-related items, we will vote in favor of an increase in a company’s authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance, including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan. Importantly, we vote against blank check preferred share authorizations and other proposals to establish classes of stock with superior voting rights, unless we are comfortable that (1) a company’s board authorized the use of preferred stock only for legitimate capital formation purposes and not for anti-takeover purposes, and (2) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.

Social Issues

With respect to social issues, we believe that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

Voting Process

Of course, no set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

We maintain procedural mechanisms to ensure that our voting records are kept in a manner that is fully consistent with SEC requirements. In addition, we have a detailed administrative structure that is designed to ensure that Cohen & Steers does not face a material conflict of interest in voting a proxy. While a conflict has never surfaced since our founding in 1986, our policy will be to vote in accordance with the advice of a proxy voting service, such as ISS, in the unlikely event that such a conflict should arise.

We hope this provides you with a reasonable overview of our policy and procedures. If you have any specific questions, would like to receive a copy of our complete policy or would like information as to how we voted on a particular issue, please contact our general counsel, Larry Stoller, at (212) 446-9112. We appreciate the trust you have placed in us and we look forward to continuing to work with you for many years to come.

Deutsche Asset Management Proxy Voting Guidelines

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight.  The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests.  The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose.  The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund’s principal underwriter.  The Guidelines set forth the advisor’s general position on various proposals, such as:

•                  Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•                  Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•                  Anti-Takeover Matters  — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification.  The advisor generally votes for fair price proposals.

•                  Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies.  The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”).  The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board.  In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest.  To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.  If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy.  Before voting any such proxy, however, the advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal.   If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee.  If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.  Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting.  For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs.  The advisor generally does not vote proxies on securities subject to share blocking restrictions.

Federated Investment Management Company Voting Proxies on Fund Portfolio Securities

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio.  The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a “poison pill”).  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.  [For “index funds” only, add the following: Finally, because the Fund is an “Index Fund,” and therefore invests in large numbers of securities without independent evaluation by the Adviser, the Adviser will not independently analyze the Fund’s interest in the proxy.  The Adviser will vote its proxies in accordance with its applicable general guidelines and in the same manner as a non-Index Fund managed by the Adviser that is voting on the same proxy matter.  If neither of these two conditions apply, the Adviser will vote as recommended by a Sub-advisor to the Index Fund; and, in absence of such recommendation, as recommended by the subject company’s board of directors.]

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Investor Responsibility Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee directs IRRC by means of Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines).  However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC.  The Adviser’s proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Fred Alger Management, Inc.

Proxy Voting Policy

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent

•                  Fees for non-audit services are excessive, or There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.  Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld.  These instances include directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse

•                  Implement or renew a dead-hand or modified dead-hand poison pill

•                  Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•                  Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•     Failed to act on takeover offers where the majority of the shareholders tendered their shares

•     Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

•                  Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

•                  Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Age Limits

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:  The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•                  Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•                  Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

•                  Majority of independent directors on board

•                  All-independent key committees

•                  Committee chairpersons nominated by the independent directors

•                  CEO performance reviewed annually by a committee of outside directors

•                  Established governance guidelines

•                  Company performance.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry; management’s track record

•                  Background to the proxy contest

•                  Qualifications of director nominees (both slates)

•                  Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•                  Purchase price

•                  Fairness opinion

•                  Financial and strategic benefits

•                  How the deal was negotiated

•                  Conflicts of interest

•                  Other alternatives for the business

•                  Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Impact on the balance sheet/working capital

•                  Potential elimination of diseconomies

•                  Anticipated financial and operating benefits

•                  Anticipated use of funds

•                  Value received for the asset

•                  Fairness opinion

•                  How the deal was negotiated

•                  Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged

Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•                  Dilution to existing shareholders’ position

•                  Terms of the offer

•                  Financial issues

•                  Management’s efforts to pursue other alternatives

•                  Control issues

•                  Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•                  The reasons for the change

•                  Any financial or tax benefits

•                  Regulatory benefits

•                  Increases in capital structure

•                  Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•                  Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

•                  Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•                  Prospects of the combined company, anticipated financial and operating benefits

•                  Offer price

•                  Fairness opinion

•                  How the deal was negotiated

•                  Changes in corporate governance

•                  Change in the capital structure

•                  Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•                  Tax and regulatory advantages

•                  Planned use of the sale proceeds

•                  Valuation of spinoff

•                  Fairness opinion

•                  Benefits to the parent company

•                  Conflicts of interest

•                  Managerial incentives

•                  Corporate governance changes

•                  Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•                  It is intended for financing purposes with minimal or no dilution to current shareholders

•                  It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

•                  Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

•                  Cash compensation, and

•                  Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors. Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•                  Historic trading patterns

•                  Rationale for the repricing

•                  Value-for-value exchange

•                  Option vesting

•                  Term of the option

•                  Exercise price

•                  Participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value

•                  Offering period is 27 months or less, and

•                  Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

•                  Purchase price is less than 85 percent of fair market value, or

•                  Offering period is greater than 27 months, or

•                  VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation  plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance based stock options (indexed, premium-priced, and performance-vested options), taking into account:

•                  Whether the proposal mandates that all awards be performance-based

•                  Whether the proposal extends beyond executive awards to those of lower-ranking employees

•                  Whether the company’s stock-based compensation plans meet ISS’s SVT criteria and do not violate our repricing guidelines

Golden and Tin Parachutes

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following: The parachute should be less attractive than an ongoing employment opportunity with the firm

•                  The triggering mechanism should be beyond the control of management

•                  The amount should not exceed three times base salary plus guaranteed benefits

9. Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing,

taking into account:

•                  The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

•                  The availability and feasibility of alternatives to animal testing to ensure product safety, and

•                  The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•                  The company has already published a set of animal welfare standards and monitors compliance

•                  The company’s standards are comparable to or better than those of peer firms, and

•                  There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•                  Whether the proposal focuses on a specific drug and region

•                  Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

•                  The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending

•                  Whether the company already limits price increases of its products

•                  Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

•                  The extent that peer companies implement price restraints

Genetically Modified Foods

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account: The costs and feasibility of labeling and/or phasing out The nature of the company’s business and the proportion of it affected by the proposal

•                  The proportion of company sales in markets requiring labeling or GMO-free products

•                  The extent that peer companies label or have eliminated GMOs

•                  Competitive benefits, such as expected increases in consumer demand for the company’s products

•                  The risks of misleading consumers without federally mandated, standardized labeling

•                  Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs. Vote AGAINST proposals to completely phase out GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs—an issue better left to federal regulators—which outweigh the economic benefits derived from biotechnology. Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

•                  The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•                  The extent that peer companies have eliminated GMOs

•                  The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

•                  Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

•                  The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•                  Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

•                  Whether the company has adequately disclosed the financial risks of its subprime business

•                  Whether the company has been subject to violations of lending laws or serious lending controversies

•                  Peer companies’ policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•                  Whether the company complies with all local ordinances and regulations

•                  The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness

•                  The risk of any health-related liabilities.

Advertising to youth:

•                  Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

•                  Whether the company has gone as far as peers in restricting advertising

•                  Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

•                  Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•                  The percentage of the company’s business affected

•                  The economic loss of eliminating the business versus any potential tobacco-related liabilities. Spinoff tobacco-related businesses:

•                  The percentage of the company’s business affected

•                  The feasibility of a spinoff

•                  Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks: Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•                  Whether there are publicly available environmental impact reports;

•                  Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

•                  The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•                  The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

•                  The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

•                  Environmentally conscious practices of peer companies, including endorsement of CERES

•                  Costs of membership and implementation.

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•                  The company’s level of disclosure lags that of its competitors, or

•                  The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•                  The nature of the company’s business and the percentage affected

•                  The extent that peer companies are recycling

•                  The timetable prescribed by the proposal

•                  The costs and methods of implementation

•                  Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•                  The nature of the company’s business and the percentage affected

•                  The extent that peer companies are switching from fossil fuels to cleaner sources

•                  The timetable and specific action prescribed by the proposal

•                  The costs of implementation

•                  The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•                  The relevance of the issue to be linked to pay

•                  The degree that social performance is already included in the company’s pay structure and disclosed

•                  The degree that social performance is used by peer companies in setting pay

•                  Violations or complaints filed against the company relating to the particular social performance measure

•                  Artificial limits sought by the proposal, such as freezing or capping executive pay Independence of the compensation committee

•                  Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  The company is in compliance with laws governing corporate political activities, and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•                  There are serious controversies surrounding the company’s China operations, and

•                  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•                  The nature and amount of company business in that country

•                  The company’s workplace code of conduct

•                  Proprietary and confidential information involved

•                  Company compliance with U.S. regulations on investing in the country

•                  Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•                  The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

•                  Agreements with foreign suppliers to meet certain workplace standards

•                  Whether company and vendor facilities are monitored and how

•                  Company participation in fair labor organizations

•                  Type of business

•                  Proportion of business conducted overseas

•                  Countries of operation with known human rights abuses

•                  Whether the company has been recently involved in significant labor and human rights controversies or violations

•                  Peer company standards and practices

•                  Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•                  The company does not operate in countries with significant human rights violations

•                  The company has no recent human rights controversies or violations, or

•                  The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•                  Company compliance with or violations of the Fair Employment Act of 1989

•                  Company antidiscrimination policies that already exceed the legal requirements

•                  The cost and feasibility of adopting all nine principles

•                  The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

•                  The potential for charges of reverse discrimination

•                  The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

•                  The level of the company’s investment in Northern Ireland

•                  The number of company employees in Northern Ireland

•                  The degree that industry peers have adopted the MacBride Principles

•                  Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•                  Whether the company has in the past manufactured landmine components

•                  Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•                  What weapons classifications the proponent views as cluster bombs

•                  Whether the company currently or in the past has manufactured cluster bombs or their components

•                  The percentage of revenue derived from cluster bomb manufacture

•                  Whether the company’s peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•                  The information is already publicly available or

•                  The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•                  The board composition is reasonably inclusive in relation to companies of similar size and business or

•                  The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•                  The degree of board diversity

•                  Comparison with peer companies

•                  Established process for improving board diversity

•                  Existence of independent nominating committee

•                  Use of outside search firm

•                  History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•                  The company has well-documented equal opportunity programs

•                  The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•                  The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•                  The composition of senior management and the board is fairly inclusive

•                  The company has well-documented programs addressing diversity initiatives and leadership development

•                  The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•                  The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•                  Whether the company’s EEO policy is already in compliance with federal, state and local laws

•                  Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

•                  The industry norm for including sexual orientation in EEO statements

•                  Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. Mutual Fund Proxies

Election of Directors

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

•                  Board structure

•                  Director independence and qualifications

•                  Attendance at board and committee meetings.

Votes should be withheld from directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•                  Ignore a shareholder proposal that is approved by a majority of shares outstanding

•                  Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•                  Are interested directors and sit on the audit or nominating committee, or

•                  Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Convert Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•                  Past performance as a closed-end fund

•                  Market in which the fund invests

•                  Masures taken by the board to address the discount

•                  Past shareholder activism, board activity

•                  Votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Past performance relative to its peers

•                  Market in which fund invests

•                  Measures taken by the board to address the issues

•                  Past shareholder activism, board activity, and votes on related proposals

•                  Strategy of the incumbents versus the dissidents

•                  Independence of directors

•                  Experience and skills of director candidates

•                  Governance profile of the company

•                  Evidence of management entrenchment

Investment Advisory Agreements

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Proposed and current fee schedules

•                  Fund category/investment objective

•                  Performance benchmarks

•                  Share price performance compared to peers

•                  Resulting fees relative to peers

•                  Assignments (where the advisor undergoes a change of control).

Approve New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Stated specific financing purpose

•                  Possible dilution for common shares

•                  Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Potential competitiveness

•                  Regulatory developments

•                  Current and potential returns

•                  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental

Restriction

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

•                  The fund’s target investments

•                  The reasons given by the fund for the change

•                  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Change Proposals

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Political/economic changes in the target market

•                  Consolidation in the target market

•                  Current asset composition

Change in Fund’s Subclassification

Votes on changes in a fund’s subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Potential competitiveness

•                  Current and potential returns

•                  Risk of concentration

•                  Consolidation in target industry

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•                  Strategies employed to salvage the company

•                  The fund’s past performance

•                  Terms of the liquidation.

Changes to the Charter Document

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  The degree of change implied by the proposal

•                  The efficiencies that could result

•                  The state of incorporation

•                  Regulatory standards and implications.

Vote AGAINST any of the following changes:

•                  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•                  Removal of shareholder approval requirement for amendments to the new declaration of trust

•                  Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•                  Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares

•                  Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

•                  Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund’s Domicile

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

•                  Regulations of both states

•                  Required fundamental policies of both states

•                  Increased flexibility available.

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•                  Fees charged to comparably sized funds with similar objectives

•                  The proposed distributor’s reputation and past performance

•                  The competitiveness of the fund in the industry

•                  Terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•                  Resulting fee structure

•                  Performance of both funds

•                  Continuity of management personnel

•                  Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

•                  Performance of the fund’s NAV

•                  The fund’s history of shareholder relations

•                  The performance of other funds under the advisor’s management.

GAMCO Investors, Inc. - The Voting of Proxies on Behalf of Clients

These procedures are adopted pursuant to the proxy rules promulgated by 17 C.F.R. §§ 274.204(4)-2, 275.204-2 and 270.30b1-4.  These procedures will be used by the advisers having to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser; principal underwriter; or any affiliated person of the Fund, its investment adviser, or its principal underwriter.

I.                                         Proxy Voting Committee

The proxy committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines published by GAMCO in 1988, a copy of which are appended as Exhibit A. The committee will include representatives of Research, Administration, legal, and the adviser.  Where a member of the Committee ceases to serve, a replacement will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003.  The members are:

Research

Ivan Arteaga, Research Analyst

Joshua Fenton, Director of Research

James Foung, Research Analyst

Douglas R. Jamieson, Chief Operating Officer

William S. Selby, Managing Director

Peter D. Zaglio, Chairman, Proxy Committee

Administration

Karyn M. Nappi, Compliance Manager

Legal

Stephen DeTore, Deputy General Counsel

James E. McKee, General Counsel

Gabelli Funds, LLC.

Bruce N. Alpert, Chief Operating Officer

Caesar M. P. Bryan, Portfolio Manager

Howard F. Ward, Portfolio Manager

Peter D. Zaglio currently chairs the committee.  In his absence, the Director of Research will chair the committee.  Meetings are held as needed basis to form views on the manner in which the advisers should vote proxies on behalf of the shareholders.  In general, the research analyst who follows the issuer, using the Proxy Guidelines, will recommend how to vote on each issue. All matters identified by the Legal and Compliance Department as controversial, taking into account matters such as the recommendation of third party services such as ISS, that matter is presented to the Proxy voting committee.  If the Legal and Compliance Department or the analyst has identified the matter as (1) one that is controversial, (2) one that would benefit from deliberation by the Proxy Voting Committee or (3) may give rise to a conflict of interest between the adviser and the advisory clients of the firm, the analyst will initially determine what vote to recommend that the adviser should cast.

For non-controversial matters, the analyst may vote the proxy if (1) the vote is consistent with the recommendations of the issuer’s Board of Directors, and not contrary to the Proxy Guidelines; or (2) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines.  In those instances, the analyst may sign and date the proxy and return them to the Compliance Manager. If the vote is not covered by the Proxy Guidelines and the analyst recommends voting against the issuer’s Board of Directors’ recommendations, the vote goes before the committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any third party research, a summary of any views provided by the Chief Investment Officer and any recommendation by the analyst.  At the meeting, the analyst presents his/her viewpoint, and a vote of the committee is taken. If counsel believes that the matter before the committee is one with respect to which a conflict of interest may exist between the adviser and the clients of the adviser, counsel will provide an opinion to committee concerning the conflict.  If the matter is one in which the interests of the clients of one or more of advisers may diverge, counsel will so advise and the Committee may make a different recommendation as to each adviser.  For any matters that might trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.   Should the vote concerning one or more recommendations be tied in a vote of the committee, the views of the analyst will be followed.  The committee notifies the proxy department of the result of the vote and the proxy is voted accordingly.

Although the Proxy Guidelines express the normal preferences of the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preference set forth in the Proxy Guidelines and will reviewed each matter on its own merits.  Written minutes of all proxy meetings are kept on file.  The adviser subscribes to the Institutional Shareholder Corporate Governance Service.  ISS supplies current information on regulations, trends in proxy voting and information on corporate governance issues.  ISS also sponsors seminars and conferences on corporate governance matters.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the last-filed Schedule 13D is appropriate.

II.  Social Issues and other Client Guidelines

If the client has provided special instructions relating to the adviser by voting the proxy on behalf of the client, any special client considerations should be noted on the client profile and disseminated to the proxy department.  This is the responsibility of the portfolio manager or sales assistant.  In accordance with Department of Labor guidelines, the adviser’s policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact.  Where an account is not governed by ERISA, the adviser will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client.  Otherwise the adviser will abstain with respect to those shares.

III. Client retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the portfolio manager/sales assistant:

•        Client profile

•        Legal: James McKee and Stephen DeTore

•        Proxy department: Karyn Nappi

•        Portfolio Manager assigned to the account.

In the event that the Board of Directors of one or more of the investment companies managed by one of the advisers has retained direct voting control over any security, the Compliance Department will provide each Board Member (Or in the event that the voting has been delegated to a committee of the Board, to the Committee members) with a copy of the proxy statement together with any recommendation by the adviser.

IV. Voting Records

The Compliance Department will retain a record of matters voted upon.  It will provide to the advisers such voting records as are necessary to fulfill. The adviser’s staff may request proxy-voting records for use in presentations to current or prospective clients.  Requests for proxy voting records should be made at least ten days prior to client meetings.

 If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the proxy department.  The reports will be available for mailing approximately ten days after the quarter end of the period.  First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

A letter is sent to the custodian of all separate account clients for which the adviser has voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letter to the custodian of all new accounts, along with the trading/DTC instructions.  Proxy voting records will be retained in compliance with 17 C.F.R. § 275.204-2.

V. Voting Procedures

1.  Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of three forms:

•                  Shareholder Vote Authorization Forms (VAF’s) - Issued by ADP.  VAF’s must be voted through the issuing institution causing a time lag.  ADP is an outside service contracted by the various institutions to issue proxy materials.

•                  Proxy cards which may be voted directly.

•                  Proxy cards which are returned to the custodian (usually an outside broker).

This is the least efficient method.  It is difficult to determine whether our votes are being cast in the manner we directed.  There is also a considerable time lag.

2.  On the record date, a run is made of all holders of the security for comparison with proxies when they are received.  To facilitate the reconciliation process, a copy of any trade corrections occurring between record date minus five and the meeting date should be given to the proxy department by the person making the correction.  Any trade that changes the voting status of shares (i.e. from “A” shares to “B” shares) should also be given to the proxy department.

3.  Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

4.  In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone.  A corrected proxy is requested.  Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.).  When securities are out on loan on record date, the custodian is requested to supply written verification.

5.  Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system.  The system is backed up regularly.  From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format.  Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:

Security name

Type of Meeting (Annual, Special, Contest)

Date of Meeting

Name of Custodian

Name of Client

Custodian Account Number

Adviser or Fund Account Number

Directors’ recommendation

How the Adviser voted for the client on each issue

Date the proxy statement was received and by whom

Name of person posting the vote

Date and method by which the vote was cast

•                  From these records individual client proxy voting records are compiled.  It is our policy to provide institutional clients with a proxy voting record during client reviews.  In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

6.  Proxy cards/VAF’s are marked and copied.  Copies are kept alphabetically by security.  Records for the current proxy season are located in the Proxy Department office.  In preparation for the upcoming season, files are transferred to the La Vigna storage facility during January/February.

7.  Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP. The Advisers’s ADP representative is Andre Carvajal.  Her back-up is Gina Bitros.  Their supervisor is Debbie Sciallo.  A follow-up call is made to verify receipt.

8.  If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•                  VAF’s can be faxed to ADP up until the time of the meeting.  This is followed up by mailing the original form.

-or-

A call is placed to the custodian bank and a verbal vote is given to the bank and the bank then calls ADP and gives a verbal vote.  Because of the increased possibility for errors, this method is only used as a last resort.  ADP may not take a verbal vote from the Adviser directly.  Written verification of the vote is requested from the custodian.

•                  When a solicitor has been retained, the solicitor is called.  At the solicitor’s direction, the proxy is faxed or sent by messenger.

10.  Two weeks prior to the meeting all custodians who have not yet forward proxy materials are contacted.

11.  In the case of a proxy contest, records are maintained for each opposing entity.

12.  Voting in Person

a) At times it may be necessary to vote the shares in person.  In this case, a “legal proxy” is obtained in the following manner:

•                  Banks and brokerage firms using the services at ADP:

The back of the VAF is stamped indicating that we wish to vote in person.  The forms are then sent overnight to ADP.  ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges).  A lead-time of at least two weeks prior to the meeting is needed to do this.  Alternatively, the procedures detailed below for banks not using ADP may be implemented.

•                  Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name]  with full power of substitution.”

b)  The legal proxies are given to the person attending the meeting along with the following supplemental material:

•                  A limited Power of Attorney appointing the attendee an Adviser representative.

•                  A list of all shares being voted by custodian only.  Client names and account numbers are not included.  This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting.  The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•                  A sample ERISA and Individual contract.

•                  A sample of the annual authorization to vote proxies form.

•                  A copy of our most recent Schedule 13D filing (if applicable).

Proxy Voting Guidelines – GABELLI ASSET MANAGEMENT, INC.

1.                                      General Policy Statement

It is the policy of Gabelli Asset Management Inc. to vote in the best economic interests of our clients.  As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management.  We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights.  The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine.  We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company.  In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

2.                                      Board of Directors

The advisers do not consider the election of the Board of Directors a routine issue.  Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•                                          Historical responsiveness to shareholders

This may include such areas as:

•                                          Paying greenmail

•                                          Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•                                          Qualifications

•                                          Nominating committee in place

•                                          Number of outside directors on the board

•                                          Attendance at meetings

•                                          Overall performance

3.                                      Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

4.                                      Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

5.                                      Classified Board

A classified board is one where the directors are divided into classes with overlapping terms.  A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis.  We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

6.                                       Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•                                          Future use of additional shares

•                                          Stock split

•                                          Stock option or other executive compensation plan

•                                          Finance growth of company/strengthen balance sheet

•                                          Aid in restructuring

•                                          Improve credit rating

•                                          Implement a poison pill or other takeover defense

•                                          Amount of stock currently authorized but not yet issued or reserved for stock option plans

•                                          Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

7.                                      Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

8.                                      Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board.  When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis.  While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

9.                                      Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

10.                               Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions.  However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments.  Management has no such limitations.  While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

11.                               Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive.  Typically, these provisions do not apply to a board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

12.                               Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job.  We do not, however, support excessive golden parachutes.  Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

13.                               Anti-greenmail Proposals

We do not support greenmail.  An offer extended to one shareholder should be extended to all shareholders equally across the board.

14.                               Limit Shareholders’ Rights to call Special Meetings

We support the right of shareholders to call a special meeting.

15.                               Consideration of Non-financial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients.  In general, this proposal does not allow us to do that.  Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

16.                               Mergers, Buyouts, Spin-offs, Restructurings

Each of the above are considered on a case-by-case basis.  According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price.  We may take into consideration the long term interests of the shareholders.

17.                               Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients.  As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable.  Where no direction has been given, we will vote in the best economic interests of our clients.  It is not our duty to impose our social judgment on others.

18.                               Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients.  As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable.  Where no direction has been given, we will vote in the best economic interests of our clients.  It is not our duty to impose our social judgment on others.

19.          Opt Out of State Anti-takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes.  Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis.  Our decision will be based on the following:

•                                          State of Incorporation

•                                          Management history of responsiveness to shareholders

•                                          Other mitigating factors

20.          Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

21.          Reincorporation

Generally, we support reincorporation for well-defined business reasons.  We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

22.          Stock Option Plans

Stock option plans are an excellent way to attract, hold and motivate directors and employees.  However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•                                          Dilution of voting power or earnings per share by more than 10%

•                                          Kind of stock to be awarded, to whom, when and how much

•                                          Method of payment

•                                          Amount of stock already authorized but not yet issued under existing stock option plans

23.          Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares.  In general, we oppose supermajority-voting requirements.  Supermajority requirements often exceed the average level of shareholder participation.  We support proposals’ approvals by a simple majority of the shares voting.

24. Limit Shareholders’ Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting.  It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Goldman, Sachs & Co.

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

Goldman Sachs Princeton LLC

(collectively, “GSAM”)

SUMMARY OF POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

Proxy voting and our understanding of corporate governance issues are important elements of the portfolio management services we perform for our advisory clients who have authorized us to address these matters on their behalf.  Our guiding principles in performing this service are to make proxy voting decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are free from the influence of conflicts of interest.

Public Equity Investments

Overview of GSAM Proxy Voting Policy

To implement these general principles for investments in publicly-traded equities, we have adopted the GSAM Proxy Voting Policy to assist us in making proxy voting decisions and developing procedures for effecting those decisions. The GSAM Proxy Voting Policy and associated procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

The GSAM Proxy Voting Policy addresses a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals.  It reflects GSAM’s fundamental belief that sound corporate governance will create a framework within which a company can be directed and managed in the interests of its shareholders. Senior management of GSAM periodically reviews the GSAM Proxy Voting Policy to ensure it continues to be consistent with our guiding principles.  Clients may request a copy of the GSAM Proxy Voting Policy for their review by contacting their financial advisor.

Implementation by Portfolio Management Teams

Each GSAM equity portfolio management team (“Portfolio Management Team”) has developed an approach for how best to evaluate proxy votes on an individualized basis in relation to the GSAM Proxy Voting Policy and each Portfolio Management Team’s investment philosophy and process.  For example, our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process.  Therefore, on a case-by-case basis, each active-equity Portfolio Management Team may vote differently from the pre-determined application of the GSAM Proxy Voting Policy. Our quantitative-equity Portfolio Management Teams, by contrast, exclusively follow such pre-determined application.

In addition, the GSAM Proxy Voting Policy is designed generally to permit Portfolio Management Teams to consider applicable regional rules and practices regarding proxy voting when forming their views on a particular matter.

Use of Third-Party Service Providers

We utilize independent service providers to assist us in determining the GSAM Proxy Voting Policy and in implementing our proxy voting decisions.  The primary provider we currently use is Institutional Shareholder Services (“ISS”), which provides proxy voting services to many asset managers on a global basis.  Senior GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

Specifically, ISS assists GSAM in the proxy voting and corporate governance oversight process by developing and updating the ISS Proxy Voting Guidelines, which are incorporated into the GSAM Proxy Voting Policy, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services.  GSAM’s decision to retain ISS is based principally on the view the services ISS provides, subject to GSAM’s oversight, will generally result in proxy voting decisions which are favorable to shareholders’ interests.  GSAM may, however, hire other service providers to supplement or replace the services GSAM receives from ISS.  In addition, active-equity Portfolio Management Teams are able to cast votes that differ from recommendations made by ISS, as detailed in the GSAM Proxy Voting Policy.

Conflicts of Interest

The GSAM Proxy Voting Policy also contains procedures to address potential conflicts of interest.  These procedures include our adoption of and reliance on the GSAM Proxy Voting Policy, including the ISS Proxy Voting Guidelines, and the day-to-day implementation of those Guidelines by ISS.  The procedures also establish a process under which an active-equity Portfolio Management Team’s decision to vote against an ISS recommendation is approved by the local Chief Investment Officer for the requesting Portfolio Management Team and notification of the vote is provided to the Global Chief Investment Officer for active-equity investment strategies and other appropriate GSAM personnel.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be acted upon by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for proxy voting.  GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodian to send proxy materials directly to them.  GSAM can also accommodate situations where individual clients have developed their own guidelines with ISS or another proxy service.  Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

PURPOSE

The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by Hotchkis and Wiley Capital Management (“HWCM”) to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

POLICY

HWCM acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies, HWCM will vote all proxies in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.

When voting proxies for clients, HWCM’s primary concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  HWCM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account.

GUIDELINES

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules.  The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time.  With respect to matters that do not fit in the categories stated below, HWCM will exercise its best judgement as a fiduciary to vote in the manner which will most enhance shareholder value.

Management Proposals

The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors.  Generally, in the absence of any unusual or non-routine information, the following items are likely to be supported:

•                  Ratification of appointment of independent auditors

•                  General updating/corrective amendments to charter

•                  Increase in common share authorization for a stock split or share dividend

•                  Stock option plans that are incentive based and not excessive

•                  Election of directors

The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

•                  Directors’ liability and indemnity proposals

•                  Executive compensation plans

•                  Mergers, acquisitions, and other restructurings submitted to a shareholder vote

•                  Anti-takeover and related provisions

Shareholder Proposals

Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact.  In general, HWCM will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals.  However, HWCM will support shareholder proposals that are consistent with HWCM’s proxy voting guidelines for board-approved proposals

Generally, shareholder proposals related to the following items are supported:

•                  Confidential voting

•                  Bylaw and charter amendments only with shareholder approval

•                  Majority of independent directors in a board

Generally, shareholder proposals related to the following items are not supported:

•                  Limitations on the tenure of directors

•                  Declassification of the board

•                  Cumulative voting

•                  Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.

•                  Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

Conflict of Interest

Due to the nature of HWCM’s business and its small size, it is unlikely that conflicts of interest will arise in voting proxies of public companies,.  However,  if a potential conflict of interest did arise it would typically be a proxy for a company that is also HWCM’s client.  In this event, the Compliance Department will review these votes to make sure that HWCM’s proposed votes are consistent with the established guidelines and not prompted by any conflict of interest.

HWCM may receive proxies for companies which are clients of Stephens Inc. (“Stephens”), a full service broker-dealer and investment bank who’s parent company, Stephens Group Inc., owns a non-controlling minority interest in HWCM.  Stephens does not directly or indirectly participate in HWCM’s policies or decisions with respect to proxy voting.

PROCEDURES

HWCM’s Portfolio Services Department is responsible for ensuring that all proxies received by HWCM are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

HWCM subscribes to an independent third party proxy research firm which provides analysis and recommendation for company proxies. On specific items where the board-approved recommendation and the research firm’s recommendation do not agree, HWCM will generally approve the board-approved recommendation if it is consistent with our established guidelines.  The HWCM analyst responsible for research for the company makes a determination on how to vote the proxies using our established guidelines.

Whenever HWCM is proposing to vote against the board-approved recommendations or against its established guidelines, the Compliance Department will review these votes to make sure that HWCM’s proposed vote is not prompted by any conflict of interest.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, HWCM will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that HWCM may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the HWCM that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made by clients regarding conflicts of interest in voting the proxy.

HWCM will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information about how HWCM voted their securities.  Clients may obtain information about how their securities were voted or a copy of our Proxy Voting Policies and Procedures free of charge by written request addressed to HWCM.

JPMorgan Fleming Asset Management

The investment adviser entities that comprise JPMorgan Fleming Asset Management (“JPMFAM”) may be granted by their clients the authority to vote the proxies of the securities held in client portfolios.  To ensure that the proxies are voted in the best interests of its clients, JPMFAM has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value.  For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast.  That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMFAM advisory entity will establish a proxy committee and appoint a proxy administrator in each global location where proxies are voted.  Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity.

A copy of the JPMFAM proxy voting procedures and guidelines are available upon request by contacting your client service representative.

Marsico Proxy Summary

MCM votes client proxies in the best economic interest of clients.  Because MCM generally believes in the managements of companies we invest in, we think that voting in clients’ best economic interest generally means voting with management.

Although MCM will routinely vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements.  In rare cases, we might decide to vote a proxy against a management recommendation.  This would require notice to every affected MCM client.

MCM will routinely abstain from voting proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements.  MCM will not notify clients of these routine abstentions.

In unusual circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider.  MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict.  In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients.  MCM’s full proxy voting policy and information about the voting of a particular client’s proxies are available to the client on request.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures with respect to securities owned by the investment companies and separate accounts for which MFS serves as investment adviser and has the power to vote proxies.

A.            VOTING GUIDELINES

General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in light of all relevant factors affecting the anticipated impact of the vote on the long-term economic value of the relevant clients’ investments in the subject company, without regard to any of MFS’ corporate interests, such as distribution, 401(k) administration or institutional relationships, or the interests of any party other than the client.

As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers.  However, MFS recognizes that there are gradations in certain types of proposals (e.g., “poison pill” proposals or the potential dilution caused by the issuance of new stock) that may result in different voting positions being taken with respect to the different proxy statements.  Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation.  In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts.

MFS reviews proxy issues on a case-by-case basis, and there are instances when our judgment of the anticipated effect on the best long-term interests of our clients may warrant exceptions to the guidelines.  The guidelines provide a framework within which the proxies are voted and have proven to be very workable in practice.  These guidelines are reviewed internally and revised as appropriate.

Any potential conflicts of interest with respect to proxy votes are decided in favor of our clients’ long-term economic interests.  As a matter of policy, MFS will not be influenced in executing these voting rights by outside sources whose interests conflict with or are different from the interests of our clients who own these securities.  The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

B.            REVIEW, RECOMMENDATION AND VOTING PROCEDURES

1.                     Gathering Proxies

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. (“ADP”).  ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself.  Each client’s custodian is responsible for forwarding all proxy solicitation materials to MFS.  This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm (the “Proxy Administrator”) pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts.  The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item.  The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed.  Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically.  In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator’s system and forwarded for review.

2.             Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review.  Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation.  All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with recommendation to the MFS Proxy Review Group.

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in light of the policies referred to above and all other relevant materials.  His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items.  These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS’ substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS.  This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in the best long-term economic interests of our client.  In limited, specific instances

(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies.  Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law.  Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

(e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts.  The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

3.                     Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system.  In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.            MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process.  As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system.  Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system.  If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately.  If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.            RECORDS RETENTION AND REPORTS

Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group.  All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained for six years.

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast.  The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (or an appropriate governmental agency) because we consider that information to be confidential and proprietary to the client.

On an annual basis, the MFS Proxy Consultant and the MFS Proxy Review Group report at an MFS equity management meeting on votes cast during the past year against management on the proxy statements of companies whose shares were held by the Funds and other clients.

Marsico Capital Management, LLC Proxy Summary

MCM votes client proxies in the best economic interest of clients.  Because MCM generally believes in the managements of companies we invest in, we think that voting in clients’ best economic interest generally means voting with management.

Although MCM will routinely vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements.  In rare cases, we might decide to vote a proxy against a management recommendation.  This would require notice to every affected MCM client.

MCM will routinely abstain from voting proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements.  MCM will not notify clients of these routine abstentions.

In unusual circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider.  MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict.  In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients.  MCM’s full proxy voting policy and information about the voting of a particular client’s proxies are available to the client on request.

Neuberger Berman Management, Inc.

Proxy summary

To be filed by post-effective amendment.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies.  Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.  Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote.  In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.  PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy.  PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client.  If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration.  If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy.  PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients.  If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy.  Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client.  However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy.  In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

T. ROWE PRICE PROXY VOTING – PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations.  As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service.  For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process.  The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own.  In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines.  Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio.  When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee.  Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services.  These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts.  While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company.  Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management.  As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request.  The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member.  We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests.  While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company’s peer group.  We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions.  When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest.  However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable.  The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy.  Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

Reporting

Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records.  The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue.  Reports normally cover quarterly or annual periods.  If you wish to receive a copy of your account’s voting record, please contact your T. Rowe Price Client Relationship Manager.

WELLS CAPITAL MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

1.             Scope of Policies and Procedures.  These Proxy Voting Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held in accounts managed by Wells Capital Management and whose voting authority has been delegated to Wells Capital Management.  Wells Capital Management believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2.             Voting Philosophy.   Wells Capital Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio.  While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital Management supports sound corporate governance practices within companies in which they invest.

Wells Capital Management utilizes Institutional Shareholders Services (ISS), a proxy-voting agent, for voting proxies and proxy voting analysis and research.  ISS votes proxies in accordance with the Wells Fargo Proxy Guidelines established by Wells Fargo Proxy Committee and attached hereto as Appendix A.

3.                                       Responsibilities

(A)          Proxy Administrator

Wells Capital Management has designated a Proxy Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures.  The Proxy Administrator monitors ISS to determine that ISS is accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible manner.  The Proxy Administrator reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

(i)                                                      Voting Guidelines.  Wells Fargo Proxy Guidelines set forth Wells Fargo’s proxy policy statement and guidelines regarding how proxies will be voted on the issues specified.  ISS will vote proxies for or against as directed by the guidelines.  Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines.    In addition, proxies relating to issues not addressed in the guidelines, especially foreign securities, Wells Capital Management will defer to ISS Proxy Guidelines.   Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted, provided however, that such authority to deviate from the Procedures shall not be exercised if the Proxy Administrator is aware of any conflict of interest as described further below with respect to such matter.

(ii)                                                   Voting Discretion.  In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the Wells Fargo Proxy Guidelines.  In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; or (ii) information provided by company managements and shareholder groups.  In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

(iii)                               Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

(iv)                                  Conflicts of Interest.  Wells Capital Management has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Wells Capital Management as a result of business conducted by ISS.  Wells Capital Management believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices, a copy of which is attached hereto as Appendix B.  In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy.  Wells Capital Management believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines attached hereto.  However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by Wells Capital Management, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS   In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and Wells Capital Management or any of its affiliates.  To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

(B)           ISS

ISS has been delegated with the following responsibilities:

(i)                                       Research and make voting determinations in accordance with the Wells Fargo Proxy Guidelines described in Appendix A;

(ii)                                  Vote and submit proxies in a timely manner;

(iii)                               Handle other administrative functions of proxy voting;

(iv)                              Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(v)                                 Maintain records of votes cast; and

(vi)                              Provide recommendations with respect to proxy voting matters in general.

(C)          Except in instances where clients have retained voting authority, Wells Capital Management will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

(D)          Notwithstanding the foregoing, Wells Capital Management retains final authority and fiduciary responsibility for proxy voting.

4.             Record Retention.  Wells Capital Management will maintain the following records relating to the implementation of the Procedures:

(i)                                       A copy of these proxy voting polices and procedures;

(ii)                                    Proxy statements received for client securities (which will be satisfied by relying on EDGAR or ISS);

(iii)                                 Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Capital Management);

(iv)                                Records of each written client request for proxy voting records and Wells Capital Management’s written response to any client request (written or oral) for such records; and

(v)                                   Any documents prepared by Wells Capital Management or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Wells Capital Management in an easily accessible place for a period of five years.

5.             Disclosure of Policies and Procedures.  Wells Capital Management will disclose to its clients a summary description of its proxy voting policy and procedures via mail.  A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.  It is also posted on Wells Capital Management website at www.wellscap.com.

Wells Capital Management will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at http://www.wellscap.com/contactus/index.html to request a record of proxies voted on their behalf.

Except as otherwise required by law, Wells Capital Management has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

Wells Fargo Bank Proxy Guidelines and Philosophy

INTRODUCTION

Wells Fargo Trust has adopted a system-wide philosophy statement and guidelines for voting of proxies for fiduciary and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the responsibility of the Wells Fargo Proxy Committee, which is appointed each year by the Trust Operating Committee (TOC).  A monthly review and approval of voting activity is the responsibility of the Trust Investment Committee (TIC).

Most Wells Fargo fiduciary entities have appointed Institutional Shareholder Services (ISS) as their agent to vote proxies, following Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency of operations and processing since we share a single system and processing capability.  Wells Fargo Bank administers the proxy voting process, including development and maintenance of proxy voting guidelines.

PROXY POLICY STATEMENT

A.            Proxies relating to fiduciary accounts must be voted for the exclusive benefit of the trust beneficiary.  Proxy votes should be cast based upon an analysis of the impact of any proposal on the economic value of the stock during the time the stock is intended to be held by a fiduciary account.

B.            Because the acquisition and retention of a security reflects confidence in management’s ability to generate acceptable returns for the shareholder, certain proxy issues involving corporate governance should be voted as recommended by management.  These issues are listed in the proxy guidelines incorporated in this document.

C.            We encourage the Board of Directors to request powers which can be used to enhance the economic value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

1.             The decision as to whether or not a Board of Directors should be granted these powers will be based upon:

 an evaluation of the independence of the Board in its attempt to maximize shareholder value and, upon an evaluation that the specific power being requested is reasonable in light of our objective to maximize the economic value of the stock and is not, in itself, abusive.  Proxy issues that will be evaluated and voted in accordance with this standard are listed in the guidelines.

2.             We will evaluate proposals where a Board of Directors has requested a change in their powers of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

a.             An evaluation will be made of the Board’s independence and performance as determined by a review of relevant factors including:

1)             Length of service of senior management

2)             Number/percentage of outside directors

3)             Consistency of performance (EPS) over the last five years

4)             Value/growth of shares relative to industry/market       averages

5)             Clear evidence of management and/or strategy changes implemented by the Board which are designed to improve company performance and shareholder value

b.             If the Board is viewed to be independent and the financial performance of the Company has been good:

1)             An evaluation will be made as to the appropriateness of the power or change being requested, if properly exercised, to enhance the economic value of the stock.

2)             If the provision itself is not viewed to be unnecessary or abusive (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

c.             If the Board is not viewed as independent, or the performance of the Company has not been good, or if the proposal is determined to be inappropriate, unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

If the Proxy Committee deems it appropriate, the Company may be offered the opportunity to present the Board’s and management’s position to the Committee.

D.            Our process for evaluating shareholder proposals will be as follows:

If the proposal relates to issues that do not have a material economic impact on the value of the stock, the proxy will be voted as recommended by management.

If the proposal has a potential economic impact on the value of the stock, the analysis outlined in paragraph C.2 above will be made.  If the Board is viewed as independent and the financial performance of the Company has been good, then the proxy will be voted as recommended by management.

3.             Standard shareholder proposals will be voted as indicated on Exhibit C.

E.             The Proxy Committee will ensure that adequate records are maintained which reflect (i) how and pursuant to which guidelines proxies are voted, (ii) that proxies and holdings are being reconciled, and (iii) whether reasonable efforts are being made to obtain any missing proxies.

This Proxy Policy Statement may be disclosed to any current or prospective trust customer or beneficiary.  Disclosure of proxy voting in specific accounts shall be made when requested by the plan sponsor, beneficiary, grantor, owner, or any other person with a beneficial interest in the account.

Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines.  On issues where the Wells Fargo Proxy Guidelines are silent, Wells Fargo Bank will defer to the ISS Proxy Guidelines, particularly in the case of global proxy issues.  The Wells Fargo Proxy Committee is responsible for the final decision on the voting of all proxies for Wells Fargo Bank.

The Wells Fargo Proxy Committee has taken the following steps to ensure that material conflicts of interest are avoided between the interests of the client (fund shareholders and trust beneficiaries), on the one hand, and the investment adviser, corporation, principal underwriter, or an affiliated person of the trust account, fund, its investment adviser or principal underwriter, on the other hand.

The Wells Fargo Proxy Committee requires that all proxies relating to fiduciary accounts must be voted for the exclusive benefit of the fund shareholder and trust beneficiary.

The Wells Fargo Proxy Committee has adopted system-wide, written proxy guidelines and procedures for voting proxies to ensure consistency in voting proxies across all accounts.

Wells Fargo has hired ISS as our proxy-voting agent in analyzing and recommending a voting position on all proxies (based on the Wells Fargo Proxy Guidelines) to ensure independence and consistency in analysis, interpretation and implementation of the proxy voting process.

Wells Fargo hires an independent fiduciary to direct the Wells Fargo Proxy Committee on voting instructions for the Wells Fargo proxy.

Proxy guidelines, which are implemented on a case-by-case basis, are evaluated consistently across proxies on the basis of rigid, quantifiable thresholds.

The Wells Fargo organization has a wall of confidentiality between the commercial bank and its lending activities and the fiduciary responsibilities within the trust world.

PART C.                    OTHER INFORMATION

ITEM 23.                                               Exhibits

(a).                               Amended and Restated Declaration of Trust of Registrant. Filed herewith.

(b).                              By-laws of Registrant. Filed herewith.

(c).                               None.

(d).                              (1)                                  Form of Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated and Prudential Investments LLC for the various portfolios of the Registrant.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(2)                                  Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Concentrated Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(3)                                  Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Wells Fargo Investment Management, Incorporated for the AST Money Market Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(4)                                  Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs High Yield Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(5)                                  Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Asset Allocation Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(6)                                  Sub-advisory Agreement among American Skandia Investment Services Incorporated, Prudential Investments LLC and Pacific Investment Management Company for the AST PIMCO Total Return Bond Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(7)                                  Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price Associates, Inc. for the AST T. Rowe Price Natural Resources Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(8)                                  Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Pacific Investment Management Company for the AST PIMCO Limited Maturity Bond Portfolio.

(9)                                  Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and T. Rowe Price International, Inc. for the AST T. Rowe Price Global Bond Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to

Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(10)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and William Blair & Company LLC for the AST William Blair International Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(11)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the LSV International Value Portfolio.  Filed herewith.

(12)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and American Century Investment Management, Inc. for the AST American Century Strategic Balanced Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(13)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and American Century Investment Management, Inc. for the AST American Century Income & Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(14)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated and J. P. Morgan Investment Management, Inc. for the AST JPMorgan International Equity Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(15)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated and Hotchkis and Wiley Capital Management LLC for the AST Hotchkis & Wiley Large-Cap Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(16)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Small-Cap Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(17)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(18)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Marsico Capital Management, LLC for the AST Marsico Capital Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(19)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management, Incorporated for the

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AST Neuberger Berman Mid-Cap Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(20)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(21)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Neuberger Berman Management, Inc. for the AST Small-Cap Growth Portfolio.  To be filed by subsequent amendment.

(22)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Eagle Asset Management for the AST Small-Cap Growth Portfolio.  To be filed by subsequent amendment.

(23)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the AST DeAM Small-Cap Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(24)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Massachusetts Financial Services Company for the AST MFS Global Equity Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(25)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Massachusetts Financial Services Company for the AST MFS Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(26)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Fred Alger Management, Inc. for the AST Alger All-Cap Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(27)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Goldman Sachs Asset Management for the AST Goldman Sachs Mid-Cap Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(28)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Alliance Capital Management L.P. for the AST Alliance Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(29)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Sanford C. Bernstein & Co., LLC for the AST Sanford Bernstein Managed Index 500 Portfolio.  Filed as an exhibit to Post-Effective

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Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(30)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Alliance Capital Management L.P. for the AST Alliance Growth and Income Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(31)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Federated Investment Counseling for the AST Federated Aggressive Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(32)                            Amendment to Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC for the AST Federated Aggressive Growth Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(33)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Integrity Asset Management for the AST Small-Cap Value Portfolio.  Filed herewith.

(34)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Lee Munder Investments, Ltd. for the AST Small-Cap Value Portfolio. Filed herewith.

(35)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and J.P. Morgan Investment Management, Inc. for the AST Small-Cap Value Portfolio.  Filed herewith.

(36)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and GAMCO Investors, Inc. for the AST Gabelli All-Cap Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(37)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the AST DeAM Large-Cap Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(38)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Lord Abbett & Co. for the AST Lord Abbett Bond-Debenture Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(39)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC, Alliance Capital Management L.P. and Sanford C. Bernstein & Co., LLC for the AST Alliance/Bernstein Growth + Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

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(40)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated and Sanford C. Bernstein & Co., LLC for the AST Sanford Bernstein Core Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(41)                            Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Deutsche Asset Management, Inc. for the AST DeAM Small-Cap Value Portfolio.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(e).                               (1)                                  Sales Agreement between Registrant and American Skandia Life Assurance Corporation.  Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(2)                                  Sales Agreement between Registrant and Kemper Investors Life Insurance Company.  Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(f).                                 None.

(g).                              (1)                                  Amended and Restated Custody Agreement between Registrant and Morgan Stanley Trust Company.  Filed as an Exhibit to Post-Effective Amendment No. 27 to Registration Statement, which Amendment was filed via EDGAR on October 16, 1998, and is incorporated herein by reference.

(2)                                  Foreign Custody Manager Delegation Amendment between Registrant and The Chase Manhattan Bank.  Filed as an Exhibit to Post-Effective Amendment No. 40 to Registration Statement, which Amendment was filed via EDGAR on July 16, 2001, and is incorporated herein by reference.

(3)                                  Amended Custodian Agreement between Registrant and Provident National Bank.  Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(4)                                  Amendment to Custodian Services Agreement between Registrant and PNC Bank, N.A.  Filed as an Exhibit to Post-Effective Amendment No. 27 to Registration Statement, which Amendment was filed via EDGAR on October 16, 1998, and is incorporated herein by reference.

(5)                                  Amendment to Custodian Services Agreement between Registrant and PFPC Trust Company.  Filed as an Exhibit to Post-Effective Amendment No. 35 to Registration Statement, which Amendment was filed via EDGAR on April 27, 2000, and is incorporated herein by reference.

(6)                                  Amended Transfer Agency Agreement between Registrant and Provident Financial Processing Corporation.  Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(h).                              (1)                                  Amended Administration Agreement between Registrant and Provident Financial Processing Corporation.  Filed as an Exhibit to Post-Effective Amendment No. 25 to

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Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(2)                                  Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company.  Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

(i).                                  Consent of Counsel for the Registrant.  Filed as an Exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(j).                                  Independent Auditors’ Consent.  To be filed by subsequent amendment.

(k).                               None.

(l).                                  Certificate re:  initial $100,000 capital.  Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(m)                               Form of Rule 12b-1 plan.  Filed as an Exhibit to Post-Effective Amendment No. 35 to Registration Statement, which Amendment was filed via EDGAR on April 27, 2000, and is incorporated herein by reference.

(n).                              None.

(p)                                 (1)                                  Form of Code of Ethics of Registrant pursuant to Rule 17j-1.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(2)                                  Form of Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.  Filed herewith.

(3)                                  Form of Code of Ethics of Alliance Capital Management L.P.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(4)                                  Form of Code of Ethics of American Century Investment Management, Inc.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(5)                                  Form of Code of Ethics of Cohen & Steers Capital Management, Inc.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(6)                                  Form of Code of Ethics of Deutsche Asset Management, Inc.  Filed as an Exhibit to Post-Effective Amendment No. 43 to Registration Statement, which Amendment was filed via EDGAR on December 10, 2001, and is incorporated herein by reference.

(7)                                  Form of Code of Ethics of Federated Investment Counseling.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(8)                                  Form of Code of Ethics of Federated Global Investment Management Corp.  Filed as an Exhibit to Post-Effective Amendment No. 46 to Registration Statement, which

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Amendment was filed via EDGAR on February 28, 2003, and is incorporated herein by reference.

(9)                                  Form of Code of Ethics of Fred Alger Management, Inc.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(10)                            Form of Code of Ethics of GAMCO Investors, Inc.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(11)                            Form of Code of Ethics of Goldman Sachs Asset Management.  Filed as an Exhibit to Post-Effective Amendment No. 39 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.

(12)                            Form of Code of Ethics of Hotchkis and Wiley Capital Management LLC.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(13)                            Form of Code of Ethics of J. P. Morgan Investment Management, Inc.  Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(14)                            Form of Code of Ethics of Lord, Abbett & Co.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(15)                            Form of Code of Ethics of Marsico Capital Management, LLC.  Filed as an Exhibit to Post-Effective Amendment No. 45 to Registration Statement, which Amendment was filed via EDGAR on May 1, 2002, and is incorporated herein by reference.

(16)                            Form of Code of Ethics of Massachusetts Financial Services Company.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(17)                            Form of Code of Ethics of Neuberger Berman Management, Inc.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(18)                            Form of Code of Ethics of Pacific Investment Management Company LLC.  Filed as an Exhibit to Post-Effective Amendment No. 39 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.

(19)                            Form of Code of Ethics of Sanford C. Bernstein & Co., LLC.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(20)                            Form of Code of Ethics of T. Rowe Price Associates, Inc.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

(21)                            Form of Code of Ethics of T. Rowe Price International, Inc.  Filed as an Exhibit to Post-Effective Amendment No. 38 to Registration Statement, which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

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(22)                            Form of Code of Ethics of Wells Capital Management, Incorporated.  Filed as an Exhibit to Post-Effective Amendment No. 40 to Registration Statement, which Amendment was filed via EDGAR on July 16, 2001, and is incorporated herein by reference.

(23)                            Form of Code of Ethics of LSV Asset Management.  Filed herewith.

(24)                            Form of Code of Ethics of Integrity Asset Management.  Filed herewith.

(25)                            Form of Code of Ethics of Lee Munder Investments, Ltd.  Filed herewith.

ITEM 24.                                               Persons Controlled By or Under Common Control with Registrant

Registrant does not control any person within the meaning of the Investment Company Act of 1940.  Registrant may be deemed to be under common control with its investment manager and its affiliates because a controlling interest in Registrant is held of record by American Skandia Life Assurance Corporation.  See Registrant’s Statement of Additional Information under “Organization and Management of the Trust” and “Other Information.”

ITEM 25.                                               Indemnification

Section 5.2 of the Registrant’s Amended and Restated Declaration of Trust provides as follows:

The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty.  The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise.  The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgement of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees , or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

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With respect to the Sub-Advisors’ indemnification of the Investment Manager and its affiliated and controlling persons, and the Investment Manager’s indemnification of each Sub-advisor and its affiliated and controlling persons, reference is made to Section 14 of each form of Sub-Advisory Agreement filed herewith or incorporated by reference herein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “Commission”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.                                               Business and Other Connections of Investment Adviser

American Skandia Investment Services, Incorporated (“ASISI”), One Corporate Drive, Shelton, Connecticut 06484,  and Prudential Investments LLC (“PI”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serve as the co- investment managers to the Registrant.  Information as to the officers and directors of ASISI is included in ASISI’s Form ADV (File No. 801-40532), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference.  Information as to the officers and directors of PI is included in PI’s Form ADV (File No. 801-3110), including the amendments to such Form ADV filed with the Commission, and is incorporated herein by reference.

The business and other connections of PI’s and ASISI’s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.

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NAME AND ADDRESS	POSITION WITH PI and ASISI	PRINCIPAL OCCUPATIONS
Judy A. Rice	Officer-In-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Executive Vice President and Chief Administrative Officer, PI; Vice President; President, Prudential Insurance; President, Investment Management Services LLC (PIMS); Executive Vice President, Chief Administrative Officer and Director of American Skandia Fund Services, Inc.; Executive Vice President and Director of American Skandia Fund Services, Inc.; Executive Vice President, Chief Administrative Officer and Director of American Skandia Advisory Services, Inc.

William V. Healey	Executive Vice President and Chief Legal Officer

Executive Vice President and Chief Legal Officer, PI; Vice President and Associate General Counsel, Prudential Insurance; Senior Vice President, Chief Legal Officer and Secretary, PIMS; Executive Vice President and Chief Legal Officer of American Skandia Investment Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Fund Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Advisory Services, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI

ITEM 27.                                               Principal Underwriter

Registrant’s shares are presently offered exclusively as an investment medium for life insurance companies writing both variable annuity and variable life insurance policies.  Pursuant to an exemptive order of the Commission, Registrant may also sell its shares directly to the Skandia Qualified Plan and other qualified plans.  If Registrant sells its shares to other qualified plans, it intends to use American Skandia Marketing, Incorporated (“ASM, Inc.”), Prudential Investment Management Services LLC (“PIMS”), or another affiliated broker-dealer as underwriter, if so required by applicable law.  ASM, Inc. and PIMS are each registered as broker-dealers with the Commission and the National Association of Securities Dealers.  ASM, Inc. and PIMS are affiliates of PI and ASISI and American Skandia Life Assurance Corporation.  American Skandia Life Assurance Corporation is a wholly-owned subsidiary of American Skandia, Incorporated.

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Prudential Investment Management Services LLC (“PIMS”) serves as co-underwriter of the Trust’s shares, along with ASM.

The following table sets forth information on the current officers and directors of ASM, Inc. and PIMS:

NAME AND PRINCIPAL BUSINESS ADDRESS (1)	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Robert F. Gunia	President	Vice President and Trustee

William V. Healey	Sr. Vice President, Secretary and Chief Legal Officer	Chief Legal Officer

Edward P. Baird, 213 Washington Street, Newark, NJ 07102	Executive Vice President	None

C. Edward Chaplin, 751 Broad Street, Newark, NJ 07102	Vice President and Treasurer	None

Michael J. McQuade	Senior Vice President and Chief Financial Officer	None

David R. Odenath	Executive Vice President	None

Stephen Pelletier	Executive Vice President	None

Kenneth J. Schindler	Senior Vice President and Chief Compliance Officer	None

Scott G. Sleyster, 71 Hanover Road, Florham Park, NJ 07932	Executive Vice President	None

John R. Strangfeld, Jr., One Seaport Plaza, New York, NY 10292	Executive Vice President	None

Bernard B. Winograd	Executive Vice President	None

(1) The address of each person named above is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, unless otherwise indicated.

ITEM 28.                                               Location of Accounts and Records

Records regarding the Registrant’s securities holdings are maintained at Registrant’s Custodians, PFPC Trust Company, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, and The Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, New York 11201.  Certain records with respect to the Registrant’s securities transactions are maintained at the offices of the various sub-advisors to the Registrant.  The Registrant’s corporate records are maintained at its offices at Gateway Center 3, 100 Mulberry Street, Newark NJ 07102.  The Registrant’s financial and interestholder ledgers and similar financial records are maintained at the offices of its Administrator, PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.

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ITEM 29.                                               Management Services

None.

ITEM 30.                                               Undertakings

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shelton and State of Connecticut, on the 18th day of February, 2005.

By:	/s/ David R. Odenath
David R. Odenath
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 18th day of February, 2005.

Signature	Title

David R. Odenath*	Trustee and President (Principal
David R. Odenath	Executive Officer)

Grace Torres*	Treasurer (Principal
Grace Torres	Financial and Accounting
Officer)

Delayne Dedrick Gold*	Trustee
Delayne Dedrick Gold

Saul K. Fenster*	Trustee
Sauk K. Fenster, Ph.D.

Robert F. Gunia*	Trustee
Robert F. Gunia

W. Scott McDonald, Jr.*	Trustee and Vice-Chairman
W. Scott McDonald, Jr.

Thomas T. Mooney*	Trustee and Chairman
Thomas T. Mooney

Thomas M. O’Brien*	Trustee
Thomas M. O’Brien

John A. Pileski*	Trustee
John A. Pileski

F. Don Schwartz*	Trustee
F. Don Schwartz

*By:	/s/Jonathan D. Shain

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Exhibits

Exhibit Number		Description

(a).		Amended and Restated Declaration of Trust of Registrant.

(b).		By-laws of Registrant.

(d)	(11)	Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and LSV Asset Management for the LSV International Value Portfolio.

	(33)	Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Integrity Asset Management for the AST Small-Cap Value Portfolio.

	(34)	Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and Lee Munder Investments, Ltd. for the AST Small-Cap Value Portfolio.

	(35)	Sub-advisory Agreement among American Skandia Investment Services, Incorporated, Prudential Investments LLC and J.P. Morgan Investment Management, Inc. for the AST Small-Cap Value Portfolio.

(p)	(2)	Form of Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.

	(23)	Form of Code of Ethics of LSV Asset Management.

	(24)	Form of Code of Ethics of Integrity Asset Management.

	(25)	Form of Code of Ethics of Lee Munder Investments, Ltd.

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